     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 30, 2009

                                                             FILE NO. 333-148814

                                                                       811-07271

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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549

                                  ------------

                                    FORM N-6

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                  ------------

PRE-EFFECTIVE AMENDMENT NO.                                                 / /
POST-EFFECTIVE AMENDMENT NO. 5                                              /X/

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 56                                                            /X/

                        HARTFORD LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VL II

                           (Exact Name of Registrant)

                        HARTFORD LIFE INSURANCE COMPANY

                              (Name of Depositor)

                                 P.O. BOX 2999
                            HARTFORD, CT 06104-2999

                   (Address of Depositor's Principal Offices)

                                 (860) 843-3585

              (Depositor's Telephone Number, Including Area Code)

                              JERRY K. SCHEINFELDT
                        HARTFORD LIFE INSURANCE COMPANY
                                 P.O. BOX 2999
                            HARTFORD, CT 06104-2999

                    (Name and Address of Agent for Service)

                                  ------------

            INDIVIDUAL VARIABLE LIFE CONTRACTS -- THE REGISTRANT HAS
             REGISTERED AN INDEFINITE AMOUNT OF SECURITIES PURSUANT
        TO RULE 24F-2 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

                                  ------------

It is proposed that this filing will become effective:

/ /    immediately upon filing pursuant to paragraph (b) of Rule 485
/X/    on August 7, 2009 pursuant to paragraph (b) of Rule 485
/ /    60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /    on              , 2009 pursuant to paragraph (a)(1) of Rule 485
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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
The prospectus in Part A and Statement of Additional Information in Part B for Hartford Leaders VUL Liberty (Series I) of Post-Effective Amendment No. 5 is incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 (File No. 333-148814), as filed and effective on May 1, 2009.

A Supplement to the Prospectus for Hartford Leaders VUL Liberty (Series I) dated August 7, 2009 is included in Part A of this Post-Effective Amendment. This Post-Effective Amendment No. 5 does not supersede Post-Effective Amendment No. 3 filed on May 1, 2009.

                                     PART A

HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL II:

333-148814             Hartford Leaders VUL Liberty
333-148817             Hartford Leaders VUL Legacy

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT VL II:

333-148816             Hartford Leaders VUL Liberty
333-148815             Hartford Leaders VUL Legacy

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2009

                         SUPPLEMENT TO YOUR PROSPECTUS


EFFECTIVE AUGUST 7, 2009, THE FOLLOWING CHANGES ARE MADE TO THE PROSPECTUS:


On August 10, 2009 the DisabilityAccess Rider will be available to add to policies. As a result, the following changes are made to the prospectus:

UNDER THE TABLES ENTITLED, "FEE TABLES -- HARTFORD LIFE INSURANCE COMPANY," AND "FEE TABLES -- HARFORD LIFE AND ANNUITY INSURANCE COMPANY" IS ADDED:

        RIDER CHARGE                       WHEN CHARGE IS DEDUCTED                               AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------------------------
DisabilityAccess Rider --      Monthly.                                          Minimum Charge*
Monthly Charge (1)                                                               $0.96 per $100 of monthly benefit for an 18
                                                                                 year-old-male, non-nicotine.
                                                                                 Maximum Charge*
                                                                                 $16.80 per $100 of the monthly benefit for a 60
                                                                                 year-old-male nicotine, rated table 4.
                                                                                 Charge for a Representative Insured*
                                                                                 $1.90 per $100 of the monthly benefit for a 40
                                                                                 year-old-male, non-nicotine.
DisabilityAccess Rider --      Monthly for the first twelve Monthly Activity     Maximum Charge: $10.00
FIRST YEAR MONTHLY RIDER       Dates following the Rider Issue Date
ISSUE FEE

(1) We may also assess a First Year Monthly Rider Issue Fee on the First twelve Monthly Activity Dates coincident with or next following the Rider Issue Date. This Rider is only available at Policy issuance.

* This Rider can be continued each year until the Rider Termination Date stated in the policy (this is generally known as "guaranteed renewable."). The Rider Termination Date is the Policy anniversary date closest to the insured's 65th birthday. This means that we can't cancel the Rider as long as the Policy remains in effect, charges for the Rider are paid and the terms of the Rider are followed. However, as with most guaranteed renewable insurance coverage, we have the right to change (increase) the Monthly Rider Charge at anytime, subject to the approval of state insurance departments (where required). We will provide you notice of any change in the Monthly Rider Charge. The charges shown here (including the Maximum Charge) are representative of our current charges and may be higher in the future.

UNDER THE SECTION ENTITLED, "OTHER BENEFITS," UNDER THE SUB-SECTION ENTITLED, "OPTIONAL SUPPLEMENTAL BENEFITS," THE FOLLOWING INFORMATION IS ADDED:

DISABILITYACCESS RIDER (A DISABILITY INCOME RIDER) -- This Rider will pay a Monthly Disability Benefit if the Insured is Totally Disabled from Sickness or Injury and is receiving Care from a Health Care Provider for such condition and otherwise satisfies the conditions in the Rider.

There is a Monthly Rider Charge (the charge is a dollar amount per $100 of monthly rider benefit) and a First Year Monthly Rider Issue Fee. This Rider is guaranteed renewable to the Policy anniversary date closest to the Insured's 65th birthday. We have the right to change (increase) the Monthly Rider Charge at anytime (we will notify you before the change takes place). Any such change will be filed and approved where required by the appropriate state insurance departments. Any change we make will be applied on a uniform basis for Insureds of the same Issue Age, Sex, Rider Insurance Class and the length of time coverage has been in-force, without regard to any change in the health status of the Insured. The maximum amount of benefits that may be paid under the Rider is called the Maximum Lifetime Disability Benefit and this amount will be shown in the Policy (the amount is generally equal to two years of monthly payments). This Rider is only available at Policy issuance.

Totally Disabled means the Insured, while Gainfully Working, suffered a disability resulting from Sickness or Injury and, as a result of such disability, the Insured is prevented from performing the Substantial and Material Duties of his or her Own Occupation. A Sickness is a physical or mental condition which first manifests itself while the Rider is in force. An Injury is a bodily Injury that results from an accident that occurs while the Rider is in force. Care means regular (in accordance with accepted medical practices) and personal treatment from a licensed Health Care Provider which is appropriate for the Injury or Sickness according to generally accepted medical standards. A Health Care Provider is a legally licensed physician or doctoral level psychologist acting within the scope of his or her license in the state of licensure. It cannot be You, the Insured, or Your or the Insured's family member, business partner or associate. Gainfully Working means being employed or self employed for monetary gain or reward in any type of business, trade or occupation (does not include hobbies). Substantial and Material Duties means those duties that are normally required to be performed at the Insured's Own Occupation and which can't be reasonably modified or omitted. Own Occupation is the Insured's usual Gainful Work which he/she was engaged in or performing for wage or salary, immediately prior to the date Total Disability began.

We will NOT pay a Monthly Disability Benefit for a Total Disability resulting from:

       1.   attempted suicide, or self-inflicted Injury, while sane or insane;

       2.   any act or incident of insurrection or war, declared or undeclared;

       3. participation in, or attempting to participate in, a riot or insurrection;

       4. service in the military forces full-time. Periods of military training of not more than 30 days will not be considered full time military service;

       5. commission of, or participation in the commission of, a felony or engaging in an illegal activity or occupation;

       6. flight in any aircraft if the Insured is a pilot or crew member, or a student pilot or crew member;

       7. normal childbirth or pregnancy except for Total Disability due to complications of pregnancy. A complication of pregnancy means any disease, disorder, emergency non-elective cesarean section or condition whose diagnosis is distinct from pregnancy but is adversely affected by or caused by pregnancy and which requires physician-prescribed supervision. Conditions which are not complications include, but are not limited to, conditions, occurrences and procedures such as morning sickness; false labor; and physician-prescribed rest during the period of pregnancy; and similar conditions, occurrences and procedures associated with the management of a difficult pregnancy which do not constitute a categorically distinct complication of pregnancy;

       8. a Pre-Existing Condition if Total Disability starts during the first 2 years from this Rider's Issue Date, unless it is fully disclosed in the application and is not excluded from coverage by name or specific description;

       9. a condition or avocation which is excluded from coverage by Amendment to this Rider by name or specific description; or

       10. an injury or sickness incurred while the Insured is incarcerated in a penal or correctional institution.

     In addition, this Rider does not provide a Monthly Disability Benefit if the Insured or his/her Health Care Provider reside outside of the United States.

A Pre-Existing Condition is:

       1. a physical or mental condition for which the Insured was diagnosed or received (or was recommended to receive) medical or mental health care advice, care, or treatment within the 2 year period preceding the Rider Issue Date; or

       2. a physical or mental condition which produced symptoms which would cause an ordinary prudent person to seek diagnosis, medical mental health care advice, care, or treatment during the 2 year period preceding the Rider Issue Date.

The Monthly Disability Benefit is an amount that we will pay You at the end of each Month if the Insured is Totally Disabled from Sickness or Injury subject to the Maximum Lifetime Disability Benefit. The rider requires that the insured be totally disabled and not engaged in any gainful work for 90 days prior to being eligible for benefit payments. This is the Waiting Period. The Waiting Period begins when the insured is first treated by or has a consultation with a qualified health care provider for the sickness or injury causing the Total Disability. The 90 days of Total Disability do not have to be consecutive, but the Waiting Period must be satisfied within 120 days from when it began. Monthly benefit payments are not available nor do they accrue during the Waiting

We may require the Insured to be examined by a licensed Health Care Provider of Our choosing as often as is reasonable while a claim is pending or while You are receiving Monthly Disability Benefits under this Rider. We will pay the cost of any examinations that We require.

WHEN BENEFIT PAYMENTS END

We will continue to pay a Monthly Disability Benefit under this Rider until the first of the following to occur:

       1.   the Insured is no longer Totally Disabled;

       2.   the death of the Insured;

       3. total Monthly Disability Benefits paid under the Rider equal the Maximum Lifetime Disability Benefit shown in the Policy Specifications;

       4. We fail to receive from You Proof of Continued Total Disability in accordance with the provisions of this Rider; or

       5. the Rider terminates in accordance with any of the conditions listed in the Rider Termination provision.

However, if an Accumulation Period begins, or the Insured suffers a Recurrent and Continuous Disability, within one year immediately prior to the Rider Termination Date, the Insured will be eligible for Monthly Disability Benefits (provided the Conditions for Eligibility of Benefit Payments have been met) until the earlier of (a) the end of 12 months from the First Benefit Day (or the date the Monthly Disability Benefit resumes and begins to accrue for a Recurrent and Continuous Disability); or (b) until any of the events described in 1. through 4. above occur.

RECURRENT AND CONTINUOUS DISABILITY

If, within six months following the end of a previously covered Total Disability, the Insured becomes Totally Disabled due to the same or related Sickness or Injury that caused the (Continued) previous Total Disability, We will consider the previous Total Disability to be continuous. If this occurs, the Waiting Period will be deemed to be satisfied and the Monthly Disability Benefit will resume and begin to accrue as of the day the Insured was first treated by or had a consultation with a Health Care Practitioner for the Sickness or Injury causing the subsequent, but continuous, Total Disability. This provision will not apply beyond the Rider Termination Date.

CONCURRENT DISABILITY

If a Monthly Disability Benefit is being paid for a Concurrent Disability, the following will apply:

       1. such benefit will continue to be paid provided the Insured remains Totally Disabled due to at least one of the Injuries or Sicknesses causing the Concurrent Disability and none of the events described under When Benefits End has occurred;

       2. the Monthly Disability Benefit will be paid as if there is only one Injury or Sickness; and

       3. in no event will the Insured be considered to have more than one Total Disability at the same time.

RIDER TERMINATION

This Rider will terminate on the first of the following to occur:

       1.   the date We receive Your request, In Writing, to terminate it;

       2. total Monthly Disability Benefits paid equal the Maximum Lifetime Disability Benefit shown in the Policy Specifications

       3.   the date the Policy matures or terminates;

       4.   the Rider Termination Date shown in the Policy Specifications; and

       5. the date on which all additional benefits provided by Rider are deemed to have terminated in accordance with any provision of the Policy.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-7926

                                     PART A

HARTFORD LEADERS VUL LIBERTY

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES ISSUED BY:

HARTFORD LIFE INSURANCE COMPANY -- HARTFORD LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VL II OR

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY -- HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT VL II
P.O. BOX 2999
HARTFORD, CT 06104-2999

TELEPHONE: (800) 231-5453

PROSPECTUS DATED AUGUST 7, 2009

                                                             [THE HARTFORD LOGO]

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This Prospectus describes information you should know before you purchase Series
II of the Hartford Leaders VUL Liberty insurance policy (policy). This prospectus describes two policies (one issued by Hartford Life Insurance Company and one issued by Hartford Life and Annuity Insurance Company). Refer to your policy to identify which policy you own. Please read it carefully before you purchase your variable life insurance policy. Some policy features may not be available in some states.

Hartford Leaders VUL Liberty is a contract between you and Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company. Hartford Life and Annuity Insurance Company does not solicit or issue insurance products in New York. Refer to the first page of your Policy for the name of the issuing company. The issuing company referred to in this prospectus as the Company. You agree to make sufficient premium payments to us, and we agree to pay a death benefit to your beneficiary. The policy is a flexible premium variable life insurance policy. It is:

X Flexible premium, because generally, you may decide when to make premium payments and in what amounts.

X Variable, because the value of your life insurance policy will fluctuate with the performance of the Sub-Accounts you select and the Fixed Account.

The Policy offers a variety of Sub-Accounts. Each Sub-Account, in turn, invests in one of the following Underlying Funds.

AIM VARIABLE INSURANCE FUNDS

  AIM V.I. Core Equity Fund -- Series I
  AIM V.I. Global Real Estate Fund -- Series I
  AIM V.I. International Growth Fund -- Series I
  AIM V.I. Mid Cap Core Equity Fund -- Series I
  AIM V.I. Powershares ETF Allocation Fund -- Series I
  AIM V.I. Small Cap Equity Fund -- Series I

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

  AllianceBernstein VPS Balanced Wealth Strategy Portfolio -- Class B AllianceBernstein VPS International Value Portfolio -- Class B AllianceBernstein VPS Real Estate Investment Portfolio -- Class B AllianceBernstein VPS Small/Mid Cap Value Portfolio -- Class B

AMERICAN FUNDS INSURANCE SERIES

  American Funds Asset Allocation Fund -- Class 2
  American Funds Blue Chip Income and Growth Fund -- Class 2
  American Funds Bond Fund -- Class 2
  American Funds Global Bond Fund -- Class 2
  American Funds Global Growth and Income Fund -- Class 2
  American Funds Global Growth Fund -- Class 2
  American Funds Global Small Capitalization Fund -- Class 2
  American Funds Growth Fund -- Class 2
  American Funds Growth-Income Fund -- Class 2
  American Funds International Fund -- Class 2
  American Funds New World Fund -- Class 2

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS

  Fidelity VIP Contrafund(R) Portfolio -- Service Class 2 Fidelity VIP Freedom 2010 Portfolio -- Service Class 2 Fidelity VIP Freedom 2020 Portfolio -- Service Class 2 Fidelity VIP Freedom 2030 Portfolio -- Service Class 2 Fidelity VIP Mid Cap Portfolio -- Service Class 2
  Fidelity VIP Strategic Income Portfolio -- Service Class 2

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

  Franklin Flex Cap Growth Securities Fund -- Class 2
  Franklin Income Securities Fund -- Class 2
  Franklin Rising Dividends Securities Fund -- Class 2
  Franklin Small Cap Value Securities Fund -- Class 2
  Franklin Small-Mid Cap Growth Securities Fund -- Class 2
  Franklin Strategic Income Securities Fund -- Class 1
  Mutual Global Discovery Securities Fund -- Class 2
  Mutual Shares Securities Fund -- Class 2
  Templeton Developing Markets Securities Fund -- Class 1
  Templeton Foreign Securities Fund -- Class 2
  Templeton Global Bond Securities Fund -- Class 2
  Templeton Growth Securities Fund -- Class 2

HARTFORD HLS SERIES FUND II, INC.

  Hartford Growth Opportunities HLS Fund -- Class IA
  Hartford U.S. Government Securities HLS Fund -- Class IA

HARTFORD SERIES FUND, INC.

  Hartford Capital Appreciation HLS Fund -- Class IA
  Hartford Disciplined Equity HLS Fund -- Class IA
  Hartford Dividend and Growth HLS Fund -- Class IA
  Hartford Equity Income HLS Fund -- Class IA
  Hartford Fundamental Growth HLS Fund -- Class IA
  Hartford Global Equity HLS Fund -- Class IA
  Hartford Global Growth HLS Fund -- Class IA
  Hartford Growth HLS Fund -- Class IA
  Hartford High Yield HLS Fund -- Class IA
  Hartford Index HLS Fund -- Class IA
  Hartford International Opportunities HLS Fund -- Class IA
  Hartford Money Market HLS Fund -- Class IA
  Hartford Small Company HLS Fund -- Class IA
  Hartford Total Return Bond HLS Fund -- Class IA
  Hartford Value HLS Fund -- Class IA

MFS(R) VARIABLE INSURANCE TRUST

  MFS(R) Growth Series -- Initial Class
  MFS(R) Investors Trust Series -- Initial Class
  MFS(R) Research Bond Series -- Initial Class
  MFS(R) Total Return Series -- Initial Class
  MFS(R) Value Series -- Initial Class

PUTNAM VARIABLE TRUST

  Putnam VT Equity Income Fund -- Class IB
  Putnam VT Investors Fund -- Class IB
  Putnam VT Voyager Fund -- Class IB

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The policy and its features may not be available for sale in all states. This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus.

This Prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov). Prospectuses for the Underlying Funds can be obtained from your financial professional or by logging on to www.hartfordinvestor.com. The prospectuses contain detailed information, including risks, charges and fees, so please read it carefully before you invest or send money.

This life insurance policy IS NOT:

-   a bank deposit or obligation;

-   federally insured; or

-   endorsed by any bank or governmental agency.

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TABLE OF CONTENTS

                                                                           PAGE
--------------------------------------------------------------------------------
SUMMARY OF BENEFITS AND RISKS                                                  4
FEE TABLES                                                                     6
  Hartford Life Insurance Company                                              6
  Harford Life and Annuity Insurance Company                                   9
ABOUT US                                                                      18
  The Companies                                                               18
  The Separate Accounts                                                       18
  The Funds                                                                   18
  The Fixed Account                                                           24
CHARGES AND DEDUCTIONS                                                        24
YOUR POLICY                                                                   26
PREMIUMS                                                                      40
DEATH BENEFITS AND POLICY VALUES                                              42
MAKING WITHDRAWALS FROM YOUR POLICY                                           43
LOANS                                                                         44
LAPSE AND REINSTATEMENT                                                       44
FEDERAL TAX CONSIDERATIONS                                                    45
LEGAL PROCEEDINGS                                                             51
RESTRICTIONS ON FINANCIAL TRANSACTIONS                                        51
ILLUSTRATIONS OF POLICY BENEFITS                                              51
FINANCIAL INFORMATION                                                         52
GLOSSARY OF SPECIAL TERMS                                                     53
APPENDIX A -- HYPOTHETICAL ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT
VALUES AND CASH SURRENDER VALUES                                              54
WHERE YOU CAN FIND MORE INFORMATION                                           59

4

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SUMMARY OF BENEFITS AND RISKS

This section contains a summary of the benefits available under the policy and the principal risks of purchasing the policy. It is only a summary and you should read the entire prospectus.

Please note that this prospectus describes two policies (one issued by Hartford Life Insurance Company and one issued by Hartford Life and Annuity Insurance Company); the material differences in these policies are described throughout this prospectus.

BENEFITS OF YOUR POLICY

POLICY SUMMARY -- We will pay the Death Benefit to the named Beneficiaries upon the death of the Insured. You, as the Policy Owner, pay the Premiums for the Policy and name the Beneficiary. The Insured is the person whose life is insured under the Policy. You allocate Premiums to the Underlying Funds and can accumulate Account Value on a tax-deferred basis. We deduct policy fees and charges from the Premiums and the Account Value. You may access the Account Value through loans and withdrawals.

FLEXIBILITY -- The policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose death benefit options, investment options, and premiums you pay.

DEATH BENEFIT -- While the policy is in force and when the insured dies, we pay a death benefit to your beneficiary. You have four death benefit options available. Options A, B and C are available when you purchase your policy. Option D is not available when you purchase your policy, however, you may change from Option B to Option D. Your death benefit will never be less than the Minimum Death Benefit. See Death Benefits and Policy Values.

-   OPTION A (LEVEL OPTION): The death benefit is the current Face Amount.

- OPTION B (RETURN OF ACCOUNT VALUE OPTION): The death benefit is the current Face Amount, plus the Account Value on the date we receive due proof of the insured's death.

- OPTION C (RETURN OF PREMIUM OPTION): The death benefit is the current Face Amount, plus the sum of the premiums paid. This death benefit option is subject to an overall maximum, which is currently the Face Amount plus $5 million.

- OPTION D (DECREASING OPTION): The death benefit is the current Face Amount, plus the lesser of:

       - the Account Value on the date we receive due proof of the insured's death; or

       - the Account Value on the date of the change from death benefit Option B (Return of Account Value) to Option D (Decreasing Option), reduced by any withdrawals.

The death benefit is reduced by any money you owe us, such as outstanding loans, loan interest, or unpaid charges. You may change your death benefit option under certain circumstances. You may increase or decrease the Face Amount on your policy under certain circumstances.

INVESTMENT CHOICES -- You may invest in up to 20 different investment choices within your policy, from the available investment options and a Fixed Account. You may transfer money among your investment choices, subject to restrictions.

PREMIUM PAYMENTS -- You have the flexibility to choose how you pay premiums. You can choose a planned premium when you purchase the policy. You may change your planned premium, subject to certain limitations.

RIGHT TO EXAMINE YOUR POLICY -- You have a limited right to return the policy for cancellation after purchase. See "Your Policy and Contract Rights -- Right to Examine a Policy."

SURRENDER -- You may surrender your policy at any time prior to the maturity date for its Cash Surrender Value. (See "Risks of Your Policy," below).

LOANS -- You may use this policy as collateral to obtain a loan from Us.

SETTLEMENT OPTIONS -- You or your beneficiary may choose to receive the proceeds of the policy over a period of time by using one of several settlement options.

TAX BENEFITS -- In most cases, you are not taxed on earnings until you take earnings out of the policy (commonly known as "tax-deferral"). The death benefit may be subject to Federal and state estate taxes but your beneficiary will generally not be subject to income tax on the death benefit.

RIDERS -- You may add additional benefits to your Policy by selecting from a variety of Riders. Additional charges may apply for some Riders and may be subject to underwriting approval.

ILLUSTRATIONS -- You will receive personalized illustrations in connection with the purchase of the Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of termination, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value. We have included an example of such an illustration as Appendix A to this prospectus.

RISKS OF YOUR POLICY

This is a brief description of the principal risks of the policy.

INVESTMENT PERFORMANCE -- The value of your policy will fluctuate with the performance of the investment options you choose. Your investment options may decline in value, or they may not perform to your expectations. Your policy values in the Sub-Accounts are not guaranteed. Charges and fees may have a significant impact on policy Account Value and the investment

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performance of the Sub-Accounts (particularly with policies with lower Account
Value). A comprehensive discussion of the risks of the underlying Funds held by each Sub-Account may be found in the underlying Fund's prospectus. You should read the prospectus of each Fund before investing.

UNSUITABLE FOR SHORT-TERM SAVINGS -- The policy is designed for long term financial planning. You should not purchase the policy if you will need the premium payment in a short time period.

RISK OF LAPSE -- Your policy could terminate if the value of the policy becomes too low to support the policy's monthly charges. If this occurs, we will notify you in writing. You will then have a 61-day grace period to pay additional amounts to prevent the policy from terminating.

WITHDRAWAL LIMITATIONS -- One partial withdrawal is allowed each month. The minimum allowed is $500, and the maximum allowed is the Cash Surrender Value minus $1,000. Withdrawals will reduce your Policy's death benefit, may increase the risk of policy lapse, and may be subject to a withdrawal charge.

TRANSFER LIMITATIONS -- We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account.

LOANS -- Using your policy as collateral to obtain a loan from Us may increase the risk that your policy will lapse, will have a permanent effect on the policy's Account Value, and will reduce the death proceeds.

ADVERSE TAX CONSEQUENCES -- You may be subject to income tax if you receive any loans, withdrawals or other amounts from the policy, and you may be subject to a 10% penalty tax. See "Federal Tax Considerations." There could be significant adverse tax consequences if the policy should lapse or be surrendered when there are loans outstanding.

TAX LAW CHANGES -- Tax laws, regulations, and interpretations are subject to change. Such changes may impact the expected benefits of purchasing this policy.

CREDIT RISK -- Any Death Benefit guarantee provided by the policy or any rider and the Fixed Account obligations depend on the Company's financial ability to fulfill its obligations. You should review the Company's financial statements which are available upon request and are attached to the Statement of Additional Information (SAI).

INCREASE IN CURRENT FEES AND EXPENSES -- Certain policy fees and expenses may be currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

6

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FEE TABLES -- HARTFORD LIFE INSURANCE COMPANY

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the maximum fees and expenses that you will pay at the time that you buy the policy, surrender the policy, take a withdrawal or transfer cash value between investment options.

TRANSACTION FEES

       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Front-end sales load  When you pay premium.                     Maximum Charge
                                                                5.75% of premium.
Tax Charge on         When you pay premium.                     A percent of premium which varies by your state and municipality of
Premium Payments                                                residence. The range of premium tax charge is generally between 0%
                                                                and 4%.
                                                                This rate will change if your state or municipality changes its premium tax charges. It may change if you change your state or municipality of residence.
Surrender Charge (1)  If you surrender your policy:             Minimum Charge
                      - During the first 9 policy years;        $3.00 per $1,000 of initial Face Amount for a 1 year-old female.
                      - Within 9 policy years of an             Maximum Charge
                      unscheduled increase in your Face         $38.95 per $1,000 of initial Face Amount for a 65-year-old male non-
                      Amount; or                                nicotine.
                      - Within 9 policy years of an increase    Charge for a representative insured
                      in your Face Amount under the Cost of     $15.00 per $1,000 of initial Face Amount for a 40-year-old female
                      Living Adjustment Rider, if elected.      standard non-nicotine.
Transfer Fees         When you make a transfer after the first  Maximum Charge: $25 per transfer.*
                      transfer in any month.
Withdrawal Charge     When you take a withdrawal.               Maximum Charge: $10 per withdrawal.*

*   Not currently being assessed.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

CHARGES OTHER THAN FUND OPERATING EXPENSES

       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance     Monthly.                                  Minimum Charge
Charges (FOR                                                    $0.015 per $1,000 of the net amount at risk for a 5 year-old-female
POLICIES ISSUED ON                                              in the first policy year.
OR AFTER JANUARY 1,                                             Maximum Charge
2009) (1)                                                       $9.7142 per $1,000 of the net amount at risk for a 85 year-old-male in the first policy year.
                                                                Charge for a Representative Insured
                                                                $0.108333 per $1,000 of the net amount at risk for a 40
                                                                year-old-female preferred non-nicotine in the first policy year.
Cost of Insurance     Monthly.                                  Minimum Charge
Charges (POLICIES                                               $0.056667 per $1,000 of the net amount at risk for a 10 year-old
ISSUED PRIOR TO                                                 female in the first year.
JANUARY 1, 2009) (1)                                            Maximum Charge
                                                                $12.745833 per $1,000 of the net amount at risk for an 85-year-old male in the first year.
                                                                Charge for a representative insured
                                                                $0.251667 per $1,000 of the net amount at risk for a 40-year-old male standard non-nicotine in the first year.
Mortality and         Monthly.                                  Maximum Charge:
Expense Risk Charge                                             Policy Years 1-10 0.65% of Account Value per year
(2)                                                             Policy Years 11-20 0.40% of Account Value per year
                                                                Policy Years 21+ 0.25% of Account Value per year
Administrative        Monthly.                                  Maximum Charge: $10 per month.
Charge

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
       CHARGE                       WHEN CHARGE IS DEDUCTED                                  AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------
Monthly per $1,000    Monthly for the first 10 policy years.               Minimum Charge
Charge (1)(3)                                                              $3.00 per $1,000 of initial Face Amount (deducted
                                                                           on a monthly basis at a rate of $0.25 per month)
                                                                           during the first policy year for 10 year old male.
                                                                           Maximum Charge
                                                                           $36.00 per $1,000 of initial Face Amount (deducted
                                                                           on a monthly basis at a rate of $3.00 per month)
                                                                           during the first policy year for 75-year-old male
                                                                           Charge for a representative insured
                                                                           $5.064 per $1,000 of initial Face Amount (deducted
                                                                           on a monthly basis at a rate of $0.422 per month)
                                                                           during the first policy year for a 40-year-old
                                                                           female standard non-nicotine
Loan Interest Rate    Monthly if you have taken a loan on your policy.     Maximum Charge: 5% annually
Deduction Amount      Monthly.                                             Minimum Charge
Waiver Rider (4)                                                           6.9% of the monthly deduction amount for a
                                                                           10-year-old male in the first policy year.
                                                                           Maximum Charge
                                                                           33.3% of the monthly deduction amount for a
                                                                           55-year-old female in the first policy year.
                                                                           Charge for a representative insured
                                                                           14.9% of the monthly deduction amount for a
                                                                           40-year-old female in the first policy year.
Waiver of Specified   Monthly.                                             Minimum Charge
Amount Disability                                                          $0.04 per $1 of specified amount for a 20-year-old
Benefit Rider                                                              male in policy year 1.
                                                                           Maximum Charge
                                                                           $0.107 per $1 of specified amount for a 59-year-old
                                                                           female in policy year 1.
                                                                           Charge for a representative insured
                                                                           $0.048 per $1 of specified amount for a 40-year-old
                                                                           female in policy year 1.
Accidental Death      Monthly.                                             Minimum Charge
Benefit Rider (4)                                                          $0.083 per $1,000 of the net amount at risk for a
                                                                           10-year-old in the first policy year.
                                                                           Maximum Charge
                                                                           $0.18 per $1,000 of the net amount at risk for a
                                                                           60-year-old in the first policy year.
                                                                           Charge for a representative insured
                                                                           $0.098 per $1,000 of the net amount at risk for a
                                                                           40-year-old in the first policy year.
Term Insurance Rider  Monthly.                                             Minimum Charge
(4)                                                                        $0.015 per $1,000 of the net amount at risk for a
                                                                           5-year-old female in the first policy year.
                                                                           Maximum Charge
                                                                           $9.7142 per $1,000 of the net amount at risk for an
                                                                           85-year-old male smoker in the first policy year.
                                                                           Charge for a representative insured
                                                                           $0.108333 per $1,000 of the net amount at risk for
                                                                           a 40-year-old female standard non-nicotine in the
                                                                           first policy year.
Child Insurance       Monthly.                                             The fee is $0.50 per $1,000 of coverage for all
Rider                                                                      children.
Overloan Protection   If you elect this rider, the charge is deducted      Maximum Charge: 7% of Account Value
Rider                 from Account Value when you exercise the rider
                      benefit.
LifeAccess            Monthly.                                             Minimum Charge
Accelerated Benefit                                                        $0.02536 per $1,000 of the benefit net amount at
Rider                                                                      risk for a 25 year-old female preferred plus
                                                                           non-nicotine in the first policy year.
                                                                           Maximum Charge
                                                                           $0.65992 per $1,000 of the benefit net amount at
                                                                           risk for an 80 year-old male standard nicotine in
                                                                           the first policy year.
                                                                           Charge for a representative insured
                                                                           $0.0319 per $1,000 of the benefit net amount at
                                                                           risk for a 40 year-old female standard non-nicotine
                                                                           in the first policy year.
Accelerated Death     When you exercise the benefit.                       Maximum Charge: $300
Benefit Rider for
Terminal Illnesses
(5)

8

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
       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Guaranteed Minimum    Monthly.                                  Maximum Charge:
Accumulation Benefit                                            0.90% of Separate Account Value per year during the GMAB Period
Rider (GMAB)
Guaranteed Paid-Up    Monthly.                                  Maximum Charge:
Death Benefit Rider                                             0.75% of Separate Account Value per year during the Rider Period
(GMDB)
DisabilityAccess      Monthly.                                  Minimum Charge
Rider -- Monthly                                                $0.96 per $100 of monthly benefit for an 18 year-old-male,
Charge (6)                                                      non-nicotine.
                                                                Maximum Charge
                                                                $16.80 per $100 of the monthly benefit for a 60 year-old-male nicotine, rated table 4.
                                                                Charge for a Representative Insured
                                                                $1.90 per $100 of the monthly benefit for a 40 year-old-male, non-nicotine non-nicotine.
DisabilityAccess      Monthly.for the first twelve Monthly      Maximum Charge: $10.00
Rider -- FIRST YEAR   Activity Dates following the Rider Issue
MONTHLY RIDER ISSUE   Date
FEE

(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.

(2) The current mortality and expense risk charge is 0.65% per policy year during policy years 1-10, and 0% per year thereafter.

(3)  Currently, this charge is only being charged for 5 policy years.

(4) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration. See the Term Insurance Rider description in the "Other Benefits" section for information you should consider when evaluating the use of the Term Insurance Rider.

(5)  There is a one time charge for this rider when benefit is exercised.

(6) This Rider can be continued each year until the Rider Termination Date stated in the policy (this is generally known as "guaranteed renewable."). The Rider Termination Date is the Policy anniversary date closest to the insured's 65th birthday. This means that we can't cancel the Rider as long as the Policy remains in effect, charges for the Rider are paid and the terms of the Rider are followed. However, as with most guaranteed renewable insurance coverage, we have the right to change (increase) the Monthly Rider Charge at anytime, subject to the approval of state insurance departments (where required). We will provide you notice of any change in the Monthly Rider Charge. The charges shown here (including the Maximum Charge) are representative of our current charges and may be higher in the future.

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FEE TABLES -- HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the maximum fees and expenses that you will pay at the time that you buy the policy, surrender the policy, take a withdrawal or transfer cash value between investment options. Your specific fees and charges are described on the specification page of your policy.

TRANSACTION FEES

       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Front-end Sales Load  When you pay premium.                     Maximum Charge
                                                                5.75% of premium. In Oregon, the maximum is 7.75%.
Tax Charge on         When you pay premium.                     A percent of premium which varies by your state and municipality of
Premium Payments                                                residence. The range of tax charge is generally between 0% and 4%.
                                                                This rate will change if your state or municipality changes its tax charges. It may change if you change your state or municipality of residence.
Surrender Charge (1)  If you surrender your policy:             Minimum Charge
                      - During the first 9 policy years;        $3.00 per $1,000 of the initial Face Amount for a 1-year-old female.
                      - Within 9 policy years of an             Maximum Charge
                      unscheduled increase in your Face         $45.00 per $1,000 of the initial Face Amount for a 65-year-old male
                      Amount; or                                non- nicotine.
                      - Within 9 policy years of an increase    Charge for representative insured
                      in your Face Amount under the Cost of     $15.00 per $1,000 of the initial Face Amount for a 41-year-old male
                      Living Adjustment Rider, if elected.      standard non-nicotine.
Transfer Fees         When you make a transfer after the first  Maximum Charge: $25 per transfer.*
                      transfer in any month.
Withdrawal Charge     When you take a withdrawal.               Maximum Charge: $10 per withdrawal.*

(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.

*   Not currently being assessed.

10

-------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

CHARGES OTHER THAN FUND OPERATING EXPENSES

       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance     Monthly.                                  Minimum Charge
Charges (FOR                                                    $0.015 per $1,000 of the net amount at risk for a 5 year-old-female
POLICIES ISSUED ON                                              in the first policy year.
OR AFTER JANUARY 1,                                             Maximum Charge
2009) (1)                                                       $9.7142 per $1,000 of the net amount at risk for a 85 year-old-male in the first policy year.
                                                                Charge for a Representative Insured
                                                                $0.14967 per $1,000 of the net amount at risk for a 41 year-old-male standard non-nicotine in the first policy year.
Cost of Insurance     Monthly.                                  Minimum Charge
Charges (POLICIES                                               $0.056667 per $1,000 of the net amount at risk for a 10-year-old
ISSUED PRIOR TO                                                 female in the first policy year.
JANUARY 1, 2009) (1)                                            Maximum Charge
                                                                $12.745833 per $1,000 of the net amount at risk for an 85-year-old male in the first policy year.
                                                                Charge for a representative insured
                                                                $0.274167 per $1,000 of the net amount at risk for a 41-year-old male standard non-nicotine in the first policy year.
Mortality and         Monthly.                                  Maximum Charge:
Expense Risk Charge                                             Policy Years 1-10 0.65% of Account Value per year
(2)                                                             Policy Years 11-20 0.40% of Account Value per year
                                                                Policy Years 21+ 0.25% of Account Value per year
Administrative        Monthly.                                  Maximum Charge: $10
Charge
Monthly per $1,000    Monthly for the first 10 policy years.    Minimum Charge
Charge (1)(3)                                                   $3.00 per $1,000 of initial Face Amount (deducted on a monthly basis at a rate of $0.25 per month) during the first policy year for a
                                                                25-year-old male standard non-nicotine.
                                                                Maximum Charge
                                                                $36.00 per $1,000 of initial Face Amount (deducted on a monthly basis at a rate of $3.00 per month) during the first policy year for
                                                                75-year-old male standard nicotine.
                                                                Charge for a representative insured
                                                                $6.75 per $1,000 of initial Face Amount (deducted on a monthly basis at a rate of $0.5625 per month) during the first policy year for a
                                                                41-year-old male standard non-nicotine.
Loan Interest Rate    Monthly if you have taken a loan on your  Maximum Charge: 5.0% annually policy.

(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.

(2) The current mortality and expense risk charge for policy years 1 - 10 is equal to 0.65% per policy year and 0% per year thereafter.

(3)  Currently, this charge is only being charged for 5 policy years.

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CHARGES OTHER THAN FUND OPERATING EXPENSES -- CONTINUED

   RIDER CHARGES                    WHEN CHARGE IS DEDUCTED                                  AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------
Deduction Amount      Monthly.                                             Minimum Charge
Waiver Rider (1)                                                           6.9% of the monthly deduction amount for a
                                                                           10-year-old male in the first policy year.
                                                                           Maximum Charge
                                                                           33.3% of the monthly deduction amount for a
                                                                           55-year-old female in the first policy year.
                                                                           Charge for a representative insured
                                                                           9.2% of the monthly deduction amount for a
                                                                           41-year-old male in the first policy year
Waiver of Specified   Monthly.                                             Minimum Charge
Amount Disability                                                          $0.04 per $1 of specified amount for a 20-year-old
Benefit Rider                                                              male in policy year 1.
                                                                           Maximum Charge
                                                                           $0.107 per $1 of specified amount for a 59-year-old
                                                                           female in policy year 1.
                                                                           Charge for a representative insured
                                                                           $0.042 per $1 of specified amount for a 41-year-old
                                                                           male in policy year 1.
Accidental Death      Monthly.                                             Minimum Charge
Benefit Rider (1)                                                          $0.083 per $1,000 of the net amount at risk for a
                                                                           10-year-old in the first policy year.
                                                                           Maximum Charge
                                                                           $0.18 per $1,000 of the net amount at risk for a
                                                                           60-year-old in the first policy year.
                                                                           Charge for a representative insured
                                                                           $0.10 per $1,000 of the net amount at risk for a
                                                                           41-year-old male in the first policy year.
Term Insurance Rider  Monthly.                                             Minimum Charge
(1)                                                                        $0.015 per $1,000 of the net amount at risk for a
                                                                           10-year-old female preferred non-nicotine in the
                                                                           first policy year.
                                                                           Maximum Charge
                                                                           $9.7142 per $1,000 of the net amount at risk for an
                                                                           85-year-old male nicotine in the first policy year.
                                                                           Charge for a representative insured
                                                                           $0.14967 per $1,000 of the net amount at risk for a
                                                                           41-year-old male standard non-nicotine in the first
                                                                           policy year.
Child Insurance       Monthly.                                             The fee is $0.50 per $1,000 of coverage for all
Rider                                                                      children.
Overloan Protection   If you elect this rider, the charge is deducted      Maximum Charge: 7% of Account Value
Rider                 when you exercise the rider benefit.
Accelerated Death     When you exercise the benefit.                       Maximum Charge: $300
Benefit Rider for
Terminal Illnesses
(2)
LifeAccess            Monthly.                                             Minimum Charge
Accelerated Benefit                                                        $0.02536 per $1,000 of the benefit net amount at
Rider                                                                      risk for a 25 year-old female preferred plus
                                                                           non-nicotine in the first policy year.
                                                                           Maximum Charge
                                                                           $0.65992 per $1,000 of the benefit net amount at
                                                                           risk for an 80 year-old male standard nicotine in
                                                                           the first policy year.
                                                                           Charge for a representative insured
                                                                           $0.03278 per $1,000 of the benefit net amount at
                                                                           risk for a 41 year-old male standard non-nicotine
                                                                           in the first policy year.
Guaranteed Minimum    Monthly.                                             Maximum Charge:
Accumulation Benefit                                                       0.90% of Separate Account Value per year during the
Rider (GMAB)                                                               GMAB Period
Guaranteed Paid-Up    Monthly.                                             Maximum Charge:
Death Benefit Rider                                                        0.75% of Separate Account Value per year during the
(GMDB)                                                                     Rider Period

12

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
   RIDER CHARGES                    WHEN CHARGE IS DEDUCTED                                  AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------
DisabilityAccess      Monthly.                                             Minimum Charge
Rider -- Monthly                                                           $0.96 per $100 of monthly benefit for an18
Charge (3)                                                                 year-old-male, non-nicotine.
                                                                           Maximum Charge
                                                                           $16.80 per $100 of the monthly benefit for a 60
                                                                           year-old-male nicotine, rated table 4.
                                                                           Charge for a Representative Insured
                                                                           $1.90 per $100 of the monthly benefit for a 40
                                                                           year-old-male, non-nicotine non-nicotine.
DisabilityAccess      Monthly.for the first twelve Monthly Activity Dates  Maximum Charge: $10.00
Rider -- FIRST YEAR   following the Rider Issue Date
MONTHLY RIDER ISSUE
FEE

(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration. See the Term Insurance Rider description in the "Other Benefits" section for information you should consider when evaluating the use of the Term Insurance Rider.

(2)  There is a one time charge for this rider when benefit is exercised.

(3) This Rider can be continued each year until the Rider Termination Date stated in the policy (this is generally known as "guaranteed renewable."). The Rider Termination Date is the Policy anniversary date closest to the insured's 65th birthday. This means that we can't cancel the Rider as long as the Policy remains in effect, charges for the Rider are paid and the terms of the Rider are followed. However, as with most guaranteed renewable insurance coverage, we have the right to change (increase) the Monthly Rider Charge at anytime, subject to the approval of state insurance departments (where required). We will provide you notice of any change in the Monthly Rider Charge. The charges shown here (including the Maximum Charge) are representative of our current charges and may be higher in the future.

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                         ANNUAL FUND OPERATING EXPENSES

Each Subaccount purchases shares of the corresponding underlying Fund at net asset value. The net asset value of an underlying Fund reflects the investment advisory fees and other expenses of the underlying Fund that are deducted from the assets in that underlying fund. These underlying Fund expenses may vary from year to year and are more fully described in each underlying Fund's prospectus.

The first table shows the minimum and maximum total operating expenses charged by the underlying Funds expressed as a percentage of average daily net assets, for the year ended December 31, 2008.

                                                                   MINIMUM            MAXIMUM
--------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
[expenses that are deducted from underlying Fund assets,
including management fees, distribution,
and/or service (12b-1) fees and other expenses.]                     0.32%              2.12%

                 INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES

The next table shows the Total Annual Fund Operating Expenses for each underlying Fund. The fees and expenses are expressed as a percentage of average net assets for the year ended December 31, 2008. Actual fees and expenses for the underlying Fund vary daily. As a result, the fees and expenses for any given day may be greater or less than the Total Annual Fund Operating Expenses listed below. More detail concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund. The information presented, including any expense reimbursement arrangements, is based on publicly available information and is qualified in its entirety by the then current prospectus for each underlying Fund. Not all of the funds listed below are available to new investments or transfers of contract value. Please refer to the fund objective table for more details.

                                                               DISTRIBUTION
                                                                  AND/OR
                                            MANAGEMENT       SERVICE (12B-1)          OTHER
UNDERLYING FUND:                               FEE                FEES*              EXPENSES
--------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
 AIM V.I. Core Equity Fund -- Series I         0.610%                 N/A              0.290%
 AIM V.I. Global Real Estate Fund --            0.75%                 N/A               0.42%
  Series I
 AIM V.I. International Growth Fund --         0.710%                 N/A              0.350%
  Series I
 AIM V.I. Mid Cap Core Equity Fund --          0.720%                 N/A              0.320%
  Series I
 AIM V.I. PowerShares ETF Allocation           0.670%                 N/A              0.890%
  Fund -- Series I
 AIM V.I. Small Cap Equity Fund --             0.750%                 N/A              0.340%
  Series I
ALLIANCEBERNSTEIN VARIABLE PRODUCTS
SERIES FUND, INC.
 AllianceBernstein VPS Balanced Wealth         0.550%              0.250%              0.220%
  Strategy Portfolio -- Class B
 AllianceBernstein VPS International           0.740%              0.250%              0.070%
  Value Portfolio -- Class B
 AllianceBernstein VPS Real Estate              0.55%               0.25%               0.90%
  Investment Portfolio -- Class B
 AllianceBernstein VPS Small/Mid Cap           0.750%              0.250%              0.110%
  Value Portfolio -- Class B

                                              TOTAL            CONTRACTUAL               NET TOTAL
                                              ANNUAL            FEE WAIVER                ANNUAL
                                            OPERATING         AND/OR EXPENSE             OPERATING
UNDERLYING FUND:                             EXPENSES         REIMBURSEMENT              EXPENSES
--------------------------------------  -------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
 AIM V.I. Core Equity Fund -- Series I         0.910%              0.010%              0.900%  (1)(2)(4)(5)
 AIM V.I. Global Real Estate Fund --            1.17%                 N/A               1.17%  (21)
  Series I
 AIM V.I. International Growth Fund --         1.080%              0.010%              1.070%  (1)(2)(4)(5)
  Series I
 AIM V.I. Mid Cap Core Equity Fund --          1.070%              0.030%              1.040%  (1)(2)(4)(5)
  Series I
 AIM V.I. PowerShares ETF Allocation           2.120%              1.380%              0.740%  (1)(3)(4)(5)
  Fund -- Series I
 AIM V.I. Small Cap Equity Fund --             1.100%                 N/A              1.100%  (4)(5)(6)
  Series I
ALLIANCEBERNSTEIN VARIABLE PRODUCTS
SERIES FUND, INC.
 AllianceBernstein VPS Balanced Wealth         1.020%              0.020%              1.000%  (7)
  Strategy Portfolio -- Class B
 AllianceBernstein VPS International           1.060%                 N/A              1.060%
  Value Portfolio -- Class B
 AllianceBernstein VPS Real Estate              1.70%                 N/A               1.70%  (22)
  Investment Portfolio -- Class B
 AllianceBernstein VPS Small/Mid Cap           1.110%                 N/A              1.110%
  Value Portfolio -- Class B

14

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
                                                               DISTRIBUTION
                                                                  AND/OR
                                            MANAGEMENT       SERVICE (12B-1)          OTHER
UNDERLYING FUND:                               FEE                FEES*              EXPENSES
--------------------------------------------------------------------------------------------------
AMERICAN FUNDS INSURANCE SERIES
 American Funds Asset Allocation Fund          0.310%              0.250%              0.010%
  -- Class 2
 American Funds Blue Chip Income and           0.420%              0.250%              0.010%
  Growth Fund -- Class 2
 American Funds Bond Fund -- Class 2           0.390%              0.250%              0.010%
 American Funds Global Bond Fund --            0.570%              0.250%              0.020%
  Class 2
 American Funds Global Growth and              0.590%              0.250%              0.020%
  Income Fund -- Class 2
 American Funds Global Growth Fund --          0.530%              0.250%              0.020%
  Class 2
 American Funds Global Small                   0.710%              0.250%              0.030%
  Capitalization Fund -- Class 2
 American Funds Growth Fund -- Class 2         0.320%              0.250%              0.010%
 American Funds Growth-Income Fund - -         0.270%              0.250%              0.010%
  Class 2
 American Funds International Fund --          0.490%              0.250%              0.030%
  Class 2
 American Funds New World Fund --              0.760%              0.250%              0.050%
  Class 2
FIDELITY VARIABLE INSURANCE PRODUCTS
FUNDS
 Fidelity VIP Contrafund(R) Portfolio          0.560%              0.250%              0.100%
  --Service Class 2
 Fidelity VIP Freedom 2010 Portfolio              N/A              0.250%                 N/A
  --Service Class 2
 Fidelity VIP Freedom 2020 Portfolio              N/A              0.250%                 N/A
  --Service Class 2
 Fidelity VIP Freedom 2030 Portfolio              N/A              0.250%                 N/A
  --Service Class 2
 Fidelity VIP Mid Cap Portfolio --             0.560%              0.250%              0.120%
  Service Class 2
 Fidelity VIP Strategic Income                 0.570%              0.250%              0.160%
  Portfolio - - Service Class 2
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
 Franklin Flex Cap Growth Securities           0.680%              0.250%              0.310%
  Fund -- Class 2
 Franklin Income Securities Fund --            0.450%              0.250%              0.020%
  Class 2
 Franklin Rising Dividends Securities          0.600%              0.250%              0.020%
  Fund -- Class 2
 Franklin Small Cap Value Securities           0.520%              0.250%              0.160%
  Fund -- Class 2

                                              TOTAL            CONTRACTUAL               NET TOTAL
                                              ANNUAL            FEE WAIVER                ANNUAL
                                            OPERATING         AND/OR EXPENSE             OPERATING
UNDERLYING FUND:                             EXPENSES         REIMBURSEMENT              EXPENSES
--------------------------------------  -------------------------------------------------------------------
AMERICAN FUNDS INSURANCE SERIES
 American Funds Asset Allocation Fund          0.570%                 N/A              0.570%  (8)
  -- Class 2
 American Funds Blue Chip Income and           0.680%                 N/A              0.680%  (8)
  Growth Fund -- Class 2
 American Funds Bond Fund -- Class 2           0.650%                 N/A              0.650%  (8)
 American Funds Global Bond Fund --            0.840%                 N/A              0.840%  (8)
  Class 2
 American Funds Global Growth and              0.860%                 N/A              0.860%  (8)
  Income Fund -- Class 2
 American Funds Global Growth Fund --          0.800%                 N/A              0.800%  (8)
  Class 2
 American Funds Global Small                   0.990%                 N/A              0.990%  (8)
  Capitalization Fund -- Class 2
 American Funds Growth Fund -- Class 2         0.580%                 N/A              0.580%  (8)
 American Funds Growth-Income Fund - -         0.530%                 N/A              0.530%  (8)
  Class 2
 American Funds International Fund --          0.770%                 N/A              0.770%  (8)
  Class 2
 American Funds New World Fund --              1.060%                 N/A              1.060%  (8)
  Class 2
FIDELITY VARIABLE INSURANCE PRODUCTS
FUNDS
 Fidelity VIP Contrafund(R) Portfolio          0.910%                 N/A              0.910%  (11)
  --Service Class 2
 Fidelity VIP Freedom 2010 Portfolio              N/A                 N/A              0.810%  (9)(10)
  --Service Class 2
 Fidelity VIP Freedom 2020 Portfolio              N/A                 N/A              0.880%  (9)(10)
  --Service Class 2
 Fidelity VIP Freedom 2030 Portfolio              N/A                 N/A              0.920%  (9)(10)
  --Service Class 2
 Fidelity VIP Mid Cap Portfolio --             0.930%                 N/A              0.930%  (11)
  Service Class 2
 Fidelity VIP Strategic Income                 0.980%                 N/A              0.980%
  Portfolio - - Service Class 2
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
 Franklin Flex Cap Growth Securities           1.280%              0.310%              0.970%  (12)(13)
  Fund -- Class 2
 Franklin Income Securities Fund --            0.720%                 N/A              0.720%  (16)
  Class 2
 Franklin Rising Dividends Securities          0.880%                 N/A              0.880%
  Fund -- Class 2
 Franklin Small Cap Value Securities           0.940%                 N/A              0.940%  (13)
  Fund -- Class 2

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
                                                               DISTRIBUTION
                                                                  AND/OR
                                            MANAGEMENT       SERVICE (12B-1)          OTHER
UNDERLYING FUND:                               FEE                FEES*              EXPENSES
--------------------------------------------------------------------------------------------------
 Franklin Small-Mid Cap Growth                 0.500%              0.250%              0.280%
  Securities Fund -- Class 2
 Franklin Strategic Income Securities          0.370%                 N/A              0.250%
  Fund -- Class 1
 Mutual Global Discovery Securities            0.800%              0.250%              0.180%
  Fund -- Class 2
 Mutual Shares Securities Fund --              0.600%              0.250%              0.130%
  Class 2
 Templeton Developing Markets                  1.240%                 N/A              0.290%
  Securities Fund -- Class 1
 Templeton Foreign Securities Fund --          0.640%              0.250%              0.150%
  Class 2
 Templeton Global Bond Securities Fund         0.470%              0.250%              0.110%
  -- Class 2
 Templeton Growth Securities Fund --           0.740%              0.250%              0.040%
  Class 2
HARTFORD HLS SERIES FUND II, INC.
 Hartford Growth Opportunities HLS             0.610%                 N/A              0.030%
  Fund -- Class IA
 Hartford U.S. Government Securities           0.450%                 N/A              0.010%
  HLS Fund -- Class IA
HARTFORD SERIES FUND, INC.
 Hartford Capital Appreciation HLS             0.630%                 N/A              0.040%
  Fund -- Class IA
 Hartford Disciplined Equity HLS Fund          0.680%                 N/A              0.030%
  - - Class IA
 Hartford Dividend and Growth HLS Fund         0.640%                 N/A              0.030%
  -- Class IA
 Hartford Equity Income HLS Fund --            0.810%                 N/A              0.030%
  Class IA
 Hartford Fundamental Growth HLS Fund          0.800%                 N/A              0.050%
  -- Class IA
 Hartford Global Equity HLS Fund --            0.950%                 N/A              0.070%
  Class IA
 Hartford Global Growth HLS Fund --            0.710%                 N/A              0.040%
  Class IA
 Hartford Growth HLS Fund -- Class IA          0.800%                 N/A              0.040%
 Hartford High Yield HLS Fund -- Class         0.700%                 N/A              0.040%
  IA
 Hartford Index HLS Fund -- Class IA           0.300%                 N/A              0.020%
 Hartford International Opportunities          0.670%                 N/A              0.040%
  HLS Fund -- Class IA

                                              TOTAL            CONTRACTUAL               NET TOTAL
                                              ANNUAL            FEE WAIVER                ANNUAL
                                            OPERATING         AND/OR EXPENSE             OPERATING
UNDERLYING FUND:                             EXPENSES         REIMBURSEMENT              EXPENSES
--------------------------------------  -------------------------------------------------------------------
 Franklin Small-Mid Cap Growth                 1.050%                 N/A              1.050%  (13)
  Securities Fund -- Class 2
 Franklin Strategic Income Securities          0.630%                 N/A              0.630%  (13)
  Fund -- Class 1
 Mutual Global Discovery Securities            1.230%                 N/A              1.230%  (14)
  Fund -- Class 2
 Mutual Shares Securities Fund --              0.980%                 N/A              0.980%
  Class 2
 Templeton Developing Markets                  1.540%                 N/A              1.540%  (13)
  Securities Fund -- Class 1
 Templeton Foreign Securities Fund --          1.060%                 N/A              1.060%  (13)
  Class 2
 Templeton Global Bond Securities Fund         0.830%                 N/A              0.830%  (15)
  -- Class 2
 Templeton Growth Securities Fund --           1.030%                 N/A              1.030%  (16)
  Class 2
HARTFORD HLS SERIES FUND II, INC.
 Hartford Growth Opportunities HLS             0.640%                 N/A              0.640%
  Fund -- Class IA
 Hartford U.S. Government Securities           0.460%                 N/A              0.460%
  HLS Fund -- Class IA
HARTFORD SERIES FUND, INC.
 Hartford Capital Appreciation HLS             0.670%                 N/A              0.670%
  Fund -- Class IA
 Hartford Disciplined Equity HLS Fund          0.710%                 N/A              0.710%
  - - Class IA
 Hartford Dividend and Growth HLS Fund         0.670%                 N/A              0.670%
  -- Class IA
 Hartford Equity Income HLS Fund --            0.840%                 N/A              0.840%
  Class IA
 Hartford Fundamental Growth HLS Fund          0.850%                 N/A              0.850%
  -- Class IA
 Hartford Global Equity HLS Fund --            1.020%              0.100%              0.920%  (17)
  Class IA
 Hartford Global Growth HLS Fund --            0.750%                 N/A              0.750%
  Class IA
 Hartford Growth HLS Fund -- Class IA          0.840%                 N/A              0.840%
 Hartford High Yield HLS Fund -- Class         0.740%                 N/A              0.740%
  IA
 Hartford Index HLS Fund -- Class IA           0.320%                 N/A              0.320%
 Hartford International Opportunities          0.710%                 N/A              0.710%
  HLS Fund -- Class IA

16

-------------------------------------------------------------------------------

                                                               DISTRIBUTION
                                                                  AND/OR
                                            MANAGEMENT       SERVICE (12B-1)          OTHER
UNDERLYING FUND:                               FEE                FEES*              EXPENSES
--------------------------------------------------------------------------------------------------
 Hartford Money Market HLS Fund --             0.400%                 N/A              0.040%
  Class IA
 Hartford Small Company HLS Fund --            0.680%                 N/A              0.030%
  Class IA
 Hartford Total Return Bond HLS Fund           0.460%                 N/A              0.030%
  -- Class IA
 Hartford Value HLS Fund -- Class IA           0.810%                 N/A              0.030%
MFS(R) VARIABLE INSURANCE TRUST
 MFS(R) Growth Series -- Initial Class         0.750%                 N/A              0.080%
 MFS(R) Investors Trust Series --              0.750%                 N/A              0.090%
  Initial Class
 MFS(R) Research Bond Series --                0.500%                 N/A              0.140%
  Initial Class
 MFS(R) Total Return Series -- Initial         0.740%                 N/A              0.070%
  Class
 MFS(R) Value Series -- Initial Class          0.750%                 N/A              0.090%
PUTNAM VARIABLE TRUST
 Putnam VT Equity Income Fund --Class          0.650%              0.250%              0.130%
  IB
 Putnam VT Investors Fund -- Class IB          0.650%              0.250%              0.120%
 Putnam VT Voyager Fund -- Class IB            0.640%              0.250%              0.080%

                                              TOTAL            CONTRACTUAL               NET TOTAL
                                              ANNUAL            FEE WAIVER                ANNUAL
                                            OPERATING         AND/OR EXPENSE             OPERATING
UNDERLYING FUND:                             EXPENSES         REIMBURSEMENT              EXPENSES
--------------------------------------  -------------------------------------------------------------------
 Hartford Money Market HLS Fund --             0.440%                 N/A              0.440%
  Class IA
 Hartford Small Company HLS Fund --            0.710%                 N/A              0.710%
  Class IA
 Hartford Total Return Bond HLS Fund           0.490%                 N/A              0.490%
  -- Class IA
 Hartford Value HLS Fund -- Class IA           0.840%                 N/A              0.840%
MFS(R) VARIABLE INSURANCE TRUST
 MFS(R) Growth Series -- Initial Class         0.830%                 N/A              0.830%  (18)
 MFS(R) Investors Trust Series --              0.840%                 N/A              0.840%  (18)
  Initial Class
 MFS(R) Research Bond Series --                0.640%                 N/A              0.640%
  Initial Class
 MFS(R) Total Return Series -- Initial         0.810%                 N/A              0.810%
  Class
 MFS(R) Value Series -- Initial Class          0.840%                 N/A              0.840%  (18)
PUTNAM VARIABLE TRUST
 Putnam VT Equity Income Fund --Class          1.050%                 N/A              1.050%  (20)
  IB
 Putnam VT Investors Fund -- Class IB          1.020%                 N/A              1.020%  (19)
 Putnam VT Voyager Fund -- Class IB            0.980%                 N/A              0.980%  (20)

* The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

NOTES

(1) The Fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Fee Waiver reflects this agreement.

(2) The Fund's adviser has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses to 1.30% of average daily net assets.

(3) The Fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 0.18% of average daily net assets.

(4) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the expense limit numbers. The impact of the acquired fund fees and expense are included in the total returns of the Fund.

(5) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.

(6) The Fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.15% of average daily net assets.

-------------------------------------------------------------------------------

(7) Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Portfolio's operating expenses. This waiver extends through April 30, 2010 and may be extended by the Adviser for additional one-year terms.

(8) The Series investment adviser waived a portion of its management fee from September 1, 2004* through December 31, 2008. Management fees and total expenses in the table do not reflect any waivers. Information regarding the effect of any waiver on total annual fund operating expenses can be found in the Financial Highlights table in the prospectus and annual report.

       * May 1, 2006 in the case of Global Growth and Income Fund and October 4, 2006 in the case of Global Bond Fund.

(9) Differs from the ratios of expenses to average net assets in the Financial Highlights section because the total annual operating expenses shown above include acquired fund fees and expenses.

(10) Fidelity Management & Research Company has voluntarily agreed to reimburse Initial Class, Service Class, and Service Class 2 of each fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, 12b-1 fees, fund and acquired fees and expenses, if any), as a percentage of their respective average net assets, exceed 0.00%, 0.10% and 0.25% for Initial Class, Service Class and Service Class 2, respectively.

(11) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of un-invested cash balances are used to reduce the Fund's custodian expenses. Including these reductions, the total class operating expenses would have been: Fidelity VIP Contrafund Portfolio Initial Class -- 0.65%; Fidelity VIP Contrafund Portfolio Service Class 2 -- 0.90%; Fidelity VIP Growth Portfolio Initial Class -- 0.67%; Fidelity VIP Growth Portfolio Service Class 2 -- 0.92%; Fidelity VIP Mid Cap Portfolio Service Class 2 -- 0.92%; Fidelity Overseas Portfolio Initial Class -- 0.84%. These offsets may be discontinued at any time.

(12) The investment manager and administrator have contractually agreed to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that common annual Fund operating expenses (i.e., a combination of investment management fees, fund administration fees, and other expenses, but excluding Rule 12b-1 fees and acquired fund fees and expenses) do not exceed 0.72% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2010. This waiver is separate from the waiver related to the Sweep Money Fund.

(13) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the Sweep Money Fund which is "the acquired fund" in this case) to the extent of the Fund's fees and expenses of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon.

(14) The Fund's name changed from Mutual Discovery Securities Fund effective as of May 1, 2009.

(15) The Fund's name changed from Templeton Global Income Securities Fund effective as of May 1, 2009.

(16) The Fund administration fee is paid indirectly through the management fee.

(17) Effective August 25, 2008 HL Advisors contractually agreed to waive a portion of its management fees until May 1, 2010. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.85% and the total annual operating expenses are 0.92%.

(18) The Fund has entered into an expense offset arrangement that reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Total Operating Expenses" would be lower.

(19) Includes estimated expenses attributable to the fund's investments in other investment companies that the fund bears indirectly.

(20) "Total Annual Fund Operating Expenses" includes the amount from "Acquired Fund Fees and Expenses" column, which is an estimate of expenses attributable to the fund's investments in other investment companies, based on the total annual fund operating expenses of such companies as reported in their most recent shareholder reports (net of any applicable expense limitations). These indirect expenses will vary from time to time depending on the fund's investments in other investment companies and their operating expenses.

(21) The AIM V.I. Global Real Estate Fund's adviser has contractually agreed through at least 4/30/10 to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.30% of average daily net assets.

(22) The expense information for AllianceBernstein VPS Real Estate -- Class B reflects current expenses as of February 28, 2009.

18

-------------------------------------------------------------------------------

ABOUT US

Your Policy will indicate which company issued your Policy. The company that issues your policy is primarily determined by the state where you purchased the policy.

THE COMPANIES

HARTFORD LIFE INSURANCE COMPANY -- We are a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States and the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY -- We are a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

THE SEPARATE ACCOUNTS

HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL II -- established as a separate account under Connecticut law on September 30, 1994. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT VL II -- established as a separate account under Connecticut law on September 30, 1994. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Company's other assets. The assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the Policies. The Company is obligated to pay all amounts promised to Contract Owners in accordance with the terms of the Policy.

THE FUNDS

The Sub-Accounts of the Separate Account purchase shares of mutual funds set up exclusively for variable annuity and variable life insurance products. These funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund, but they may have similar investment strategies and the same portfolio managers as retail mutual funds. You choose the Sub-Accounts that meet your investment style.

We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks.

The underlying Funds may not be available in all states.

You may also allocate some or all of your premium payments to the "Fixed Account," which pays a declared interest rate. See "The Fixed Account."

Below is a table that lists the underlying Funds in which the Sub-accounts invest, each Fund's investment adviser and sub-adviser, if applicable, and each Fund's investment objective. More detailed information concerning a Fund's investment objective, investment strategies, risks and expenses is contained in each Fund's prospectus.

FUNDING OPTION                                  INVESTMENT OBJECTIVE SUMMARY                INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
 AIM V.I. CORE EQUITY FUND -- SERIES I   Growth of capital                            Invesco Aim Advisors, Inc.
                                                                                      Sub-adviser: Advisory entities affiliated
                                                                                      with Invesco Aim Advisors, Inc.
 AIM V.I. GLOBAL REAL ESTATE FUND --     High total return through growth of capital  Invesco Aim Advisors, Inc.
  SERIES I                               and current income                           Sub-adviser: Advisory entities affiliated
                                                                                      with Invesco Aim Advisors, Inc.
 AIM V.I. INTERNATIONAL GROWTH FUND --   Long-term growth of capital                  Invesco Aim Advisors, Inc.
  SERIES I                                                                            Sub-adviser: Advisory entities affiliated
                                                                                      with Invesco Aim Advisors, Inc.
 AIM V.I. MID CAP CORE EQUITY FUND --    Long-term capital growth                     Invesco Aim Advisors, Inc.
  SERIES I                                                                            Sub-adviser: Advisory entities affiliated
                                                                                      with Invesco Aim Advisors, Inc.

-------------------------------------------------------------------------------

FUNDING OPTION                                  INVESTMENT OBJECTIVE SUMMARY                INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
 AIM V.I. POWERSHARES ETF ALLOCATION     To provide total return consistent with a    Invesco Aim Advisors, Inc.
  FUND -- SERIES I                       moderate level of risk relative to the       Sub-adviser: Advisory entities affiliated
                                         broad stock market.                          with Invesco Aim Advisors, Inc.
 AIM V.I. SMALL CAP EQUITY FUND --       Long-term capital growth                     Invesco Aim Advisors, Inc.
  SERIES I                                                                            Sub-adviser: Advisory entities affiliated
                                                                                      with Invesco Aim Advisors, Inc.
ALLIANCEBERNSTEIN VARIABLE PRODUCTS
SERIES FUND, INC.
 ALLIANCEBERNSTEIN VPS BALANCED WEALTH   Maximize total return consistent with        AllianceBernstein L.P.
  STRATEGY PORTFOLIO -- CLASS B          Advisor's determination of reasonable risk
 ALLIANCEBERNSTEIN VPS INTERNATIONAL     Long-term capital growth                     AllianceBernstein L.P.
  VALUE PORTFOLIO -- CLASS B
 ALLIANCEBERNSTEIN VPS REAL ESTATE       Seeks total return from long-term growth of  AllianceBernstein L.P.
  INVESTMENT PORTFOLIO -- CLASS B        capital and income
 ALLIANCEBERNSTEIN VPS SMALL/MID CAP     Long-term capital growth                     AllianceBernstein L.P.
  VALUE PORTFOLIO -- CLASS B
AMERICAN FUNDS INSURANCE SERIES
 AMERICAN FUNDS ASSET ALLOCATION FUND    High total return, including income and      Capital Research and Management Company
  -- CLASS 2                             capital gains, consistent with the
                                         preservation of capital over the long term
                                         by investing in a diversified portfolio of
                                         common stocks and other equity securities,
                                         bonds and other intermediate and long-term
                                         debt securities and money market
                                         instruments (debt securities maturing in
                                         one year or less).
 AMERICAN FUNDS BLUE CHIP INCOME AND     Produce income exceeding the average yield   Capital Research and Management Company
  GROWTH FUND -- CLASS 2                 on U.S. stocks generally (as represented by
                                         the average yield on the Standard & Poor's
                                         500 Composite Index) and to provide an
                                         opportunity for growth of principal
                                         consistent with sound common stock
                                         investing.
 AMERICAN FUNDS BOND FUND -- CLASS 2     Seeks to maximize current income and         Capital Research and Management Company
                                         preservation of capital.
 AMERICAN FUNDS GLOBAL BOND FUND --      Seeks to provide you, over the long term,    Capital Research and Management Company
  CLASS 2                                with a high level of total return as is
                                         consistent with prudent management, by
                                         investing primarily in investment grade
                                         bonds issued by entities based around the
                                         world and denominated in various
                                         currencies, including U.S. dollars
 AMERICAN FUNDS GLOBAL GROWTH AND        Seeks to make your investment grow over      Capital Research and Management Company
  INCOME FUND -- CLASS 2                 time and provide you with current income by
                                         investing primarily in stocks of
                                         well-established companies located around
                                         the world.
 AMERICAN FUNDS GLOBAL GROWTH FUND --    Seeks to make your investment grow over      Capital Research and Management Company
  CLASS 2                                time by investing primarily in common
                                         stocks of companies located around the
                                         world.


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
FUNDING OPTION                                  INVESTMENT OBJECTIVE SUMMARY                INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
 AMERICAN FUNDS GLOBAL SMALL             Seeks to make your investment grow over      Capital Research and Management Company
  CAPITALIZATION FUND -- CLASS 2         time by investing primarily in stocks of
                                         smaller companies located around the world.
 AMERICAN FUNDS GROWTH FUND -- CLASS 2   Seeks to make your investment grow by        Capital Research and Management Company
                                         investing primarily in common stocks of
                                         companies that appear to offer superior
                                         opportunities for growth of capital.
 AMERICAN FUNDS GROWTH-INCOME FUND --    Seeks to make your investment grow and       Capital Research and Management Company
  CLASS 2                                provide you with income over time by
                                         investing primarily in common stocks or
                                         other securities that demonstrate the
                                         potential for appreciation and/or
                                         dividends.
 AMERICAN FUNDS INTERNATIONAL FUND --    Seeks to make your investment grow over      Capital Research and Management Company
  CLASS 2                                time by investing primarily in common
                                         stocks of companies located outside the
                                         United States.
 AMERICAN FUNDS NEW WORLD FUND -- CLASS  Seeks to make your investment grow over      Capital Research and Management Company
  2                                      time by investing primarily in stocks of
                                         companies with significant exposure to
                                         countries with developing economies and/or
                                         markets.
FIDELITY VARIABLE INSURANCE PRODUCTS
FUNDS
 FIDELITY VIP CONTRAFUND(R) PORTFOLIO    Seeks long-term capital appreciation         Fidelity Management & Research Company
  -- SERVICE CLASS 2                                                                  Sub-advised by FMR Co., Inc. and other
                                                                                      Fidelity affiliates
 FIDELITY VIP FREEDOM 2010 PORTFOLIO --  Seeks high total return with a secondary     Strategic Advisers, Inc.
  SERVICE CLASS 2                        objective of principal preservation as the
                                         fund approaches its target date and beyond
 FIDELITY VIP FREEDOM 2020 PORTFOLIO --  Seeks high total return with a secondary     Strategic Advisers, Inc.
  SERVICE CLASS 2                        objective of principal preservation as the
                                         fund approaches its target date and beyond
 FIDELITY VIP FREEDOM 2030 PORTFOLIO --  Seeks high total return with a secondary     Strategic Advisers, Inc.
  SERVICE CLASS 2                        objective of principal preservation as the
                                         fund approaches its target date and beyond
 FIDELITY VIP MID CAP PORTFOLIO --       Long-term capital growth                     Fidelity Management & Research Company
  SERVICE CLASS 2                                                                     Sub-advised by FMR Co., Inc. and other
                                                                                      Fidelity affiliates
 FIDELITY VIP STRATEGIC INCOME           Seeks a high level of current income. The    Fidelity Investments Money Management
  PORTFOLIO -- SERVICE CLASS 2           fund may also seek capital appreciation
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
 FRANKLIN FLEX CAP GROWTH SECURITIES     Seeks capital appreciation                   Franklin Advisers, Inc.
  FUND -- CLASS 2


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
FUNDING OPTION                                  INVESTMENT OBJECTIVE SUMMARY                INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
 FRANKLIN INCOME SECURITIES FUND --      Seeks to maximize income while maintaining   Franklin Advisers, Inc.
  CLASS 2                                prospects for capital appreciation
 FRANKLIN RISING DIVIDENDS SECURITIES    Seeks long-term capital appreciation with    Franklin Advisory Services, LLC
  FUND -- CLASS 2                        preservation of capital as an important
                                         consideration
 FRANKLIN SMALL CAP VALUE SECURITIES     Seeks long-term total return                 Franklin Advisory Services, LLC
  FUND -- CLASS 2
 FRANKLIN SMALL-MID CAP GROWTH           Seeks long-term capital growth               Franklin Advisers, Inc.
  SECURITIES FUND -- CLASS 2 (1)
 FRANKLIN STRATEGIC INCOME SECURITIES    Seeks a high level of current income, with   Franklin Advisers, Inc.
  FUND -- CLASS 1                        capital appreciation over the long term as
                                         a secondary goal
 MUTUAL GLOBAL DISCOVERY SECURITIES      Seeks capital appreciation                   Franklin Mutual Advisers, LLC
  FUND -- CLASS 2 (2)                                                                 Sub-advised by Franklin Templeton
                                                                                      Investment Management Limited
 MUTUAL SHARES SECURITIES FUND -- CLASS  Capital appreciation, with income as a       Franklin Mutual Advisers, LLC
  2                                      secondary goal
 TEMPLETON DEVELOPING MARKETS            Seeks long-term capital appreciation         Templeton Asset Management Ltd.
  SECURITIES FUND -- CLASS 1
 TEMPLETON FOREIGN SECURITIES FUND --    Seeks long-term capital growth               Templeton Investment Counsel, LLC
  CLASS 2
 TEMPLETON GLOBAL BOND SECURITIES FUND   Seeks high current income, consistent with   Franklin Advisers, Inc.
  -- CLASS 2 (3)                         preservation of capital, with capital
                                         appreciation as a secondary consideration
 TEMPLETON GROWTH SECURITIES FUND --     Seeks long-term capital growth               Templeton Global Advisors Limited
  CLASS 2                                                                             Sub-advised by Templeton Asset Management
                                                                                      Ltd.
HARTFORD HLS SERIES FUND II, INC.
 HARTFORD GROWTH OPPORTUNITIES HLS FUND  Capital appreciation                         Hartford Investment Financial Services,
  -- CLASS IA                                                                         LLC.
                                                                                      Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD U.S. GOVERNMENT SECURITIES     Maximize total return with a high level of   Hartford Investment Financial Services,
  HLS FUND -- CLASS IA                   current income consistent with prudent       LLC.
                                         investment risk                              Sub-advised by Hartford Investment
                                                                                      Management Company
HARTFORD SERIES FUND, INC.
 HARTFORD CAPITAL APPRECIATION HLS FUND  Growth of capital                            Hartford Investment Financial Services,
  -- CLASS IA                                                                         LLC.
                                                                                      Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD DISCIPLINED EQUITY HLS FUND    Growth of capital                            Hartford Investment Financial Services,
  -- CLASS IA                                                                         LLC.
                                                                                      Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD DIVIDEND AND GROWTH HLS FUND   High level of current income consistent      Hartford Investment Financial Services,
  -- CLASS IA                            with growth of capital                       LLC.
                                                                                      Sub-advised by Wellington Management
                                                                                      Company, LLP

22

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
FUNDING OPTION                                  INVESTMENT OBJECTIVE SUMMARY                INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
 HARTFORD EQUITY INCOME HLS FUND --      High level of current income consistent      Hartford Investment Financial Services,
  CLASS IA                               with growth of capital                       LLC.
                                                                                      Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD FUNDAMENTAL GROWTH HLS FUND    Seeks long-term capital appreciation         Hartford Investment Financial Services,
  -- CLASS IA (4)                                                                     LLC.
                                                                                      Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD GLOBAL EQUITY HLS FUND --      Seeks long term capital appreciation         Hartford Investment Financial Services,
  CLASS IA                                                                            LLC.
                                                                                      Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD GLOBAL GROWTH HLS FUND --      Growth of capital                            Hartford Investment Financial Services,
  CLASS IA (5)                                                                        LLC.
                                                                                      Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD GROWTH HLS FUND -- CLASS IA    Seeks long-term capital appreciation         Hartford Investment Financial Services,
                                                                                      LLC.
                                                                                      Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD HIGH YIELD HLS FUND -- CLASS   High current income with growth of capital   Hartford Investment Financial Services,
  IA                                     as a secondary objective                     LLC.
                                                                                      Sub-advised by Hartford Investment
                                                                                      Management Company
 HARTFORD INDEX HLS FUND -- CLASS IA     Seeks to provide investment results which    Hartford Investment Financial Services,
                                         approximate the price and yield performance  LLC.
                                         of publicly traded common stocks in the      Sub-advised by Hartford Investment
                                         aggregate                                    Management Company
 HARTFORD INTERNATIONAL OPPORTUNITIES    Long-term capital growth                     Hartford Investment Financial Services,
  HLS FUND -- CLASS IA                                                                LLC.
                                                                                      Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD MONEY MARKET HLS FUND --       Maximum current income consistent with       Hartford Investment Financial Services,
  CLASS IA                               liquidity and preservation of capital        LLC.
                                                                                      Sub-advised by Hartford Investment
                                                                                      Management Company
 HARTFORD SMALL COMPANY HLS FUND --      Growth of capital                            Hartford Investment Financial Services,
  CLASS IA                                                                            LLC.
                                                                                      Sub-advised by Wellington Management
                                                                                      Company, LLP and Hartford Investment
                                                                                      Management Company
 HARTFORD TOTAL RETURN BOND HLS FUND --  Competitive total return, with income as a   Hartford Investment Financial Services,
  CLASS IA                               secondary objective                          LLC.
                                                                                      Sub-advised by Hartford Investment
                                                                                      Management Company
 HARTFORD VALUE HLS FUND -- CLASS IA     Long-term total return                       Hartford Investment Financial Services,
                                                                                      LLC.
                                                                                      Sub-advised by Wellington Management
                                                                                      Company, LLP
MFS(R) VARIABLE INSURANCE TRUST
 MFS(R) GROWTH SERIES -- INITIAL CLASS   Seeks capital appreciation                   MFS Investment Management
  (6)

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
FUNDING OPTION                                  INVESTMENT OBJECTIVE SUMMARY                INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
 MFS(R) INVESTORS TRUST SERIES --        Seeks capital appreciation                   MFS Investment Management
  INITIAL CLASS
 MFS(R) RESEARCH BOND SERIES -- INITIAL  Total return with an emphasis on high        MFS Investment Management
  CLASS                                  current income, but also considering
                                         capital appreciation.
 MFS(R) TOTAL RETURN SERIES -- INITIAL   Seeks total return                           MFS Investment Management
  CLASS
 MFS(R) VALUE SERIES -- INITIAL CLASS    Seeks capital appreciation                   MFS Investment Management
PUTNAM VARIABLE TRUST
 PUTNAM VT EQUITY INCOME FUND -- CLASS   Capital growth and current income            Putnam Investment Management, LLC
  IB
 PUTNAM VT INVESTORS FUND -- CLASS IB    Long-term growth of capital and any          Putnam Investment Management, LLC
                                         increased income that results from this
                                         growth
 PUTNAM VT VOYAGER FUND -- CLASS IB      Seeks capital appreciation                   Putnam Investment Management, LLC

NOTES

(1)  Formerly Franklin Small Cap Fund

(2)  Formerly Mutual Discovery Securities Fund -- Class 2

(3)  Formerly Templeton Global Income Securities Fund -- Class 2

(4)  Formerly Hartford Focus HLS Fund -- Class IA

(5)  Formerly Hartford Global Leaders HLS Fund -- Class IA

(6)  Formerly MFS(R) Emerging Growth Series -- Initial Class

MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of policy owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds' prospectuses accompanying this prospectus.

VOTING RIGHTS -- We currently vote shares of the underlying Funds owned by the Separate Account according to the instructions of Policy Owners. However, if the 1940 Act or any related regulations or interpretations should change and we decide that we are permitted to vote the shares of the underlying Funds in our own right, we may decide to do so. For Sub-Accounts in which you have invested as of the record date, we will notify you of shareholder's meetings of the Funds purchased by those Sub-Accounts. We will send you proxy materials and instructions for you to provide voting instruction. We will arrange for the handling and tallying of proxies received from you or other policy owners. If you give no instructions, we will vote those shares in the same proportion as shares for which we received instructions. As a result of proportional voting, the vote of a small number of policy owners could determine the outcome of a proposal subject to shareholder vote. We determine the number of Fund shares that you may instruct us to vote by applying a conversion factor to each policy owner's unit balance. The conversion factor is calculated by dividing the total number of shares attributed to each sub-account by the total number of units in each sub-account. Fractional votes will be counted. We determine the number of shares as to which the policy owner may give instructions as of the record date for a Fund's shareholder meeting.

SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- Subject to any applicable law, we may make certain changes to the Underlying Funds offered under your Policy. We may, in our sole discretion, establish new Funds. New Funds may be made available to existing Policy Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger or liquidation.

We may eliminate the shares of any of the funds from the Policy for any reason and we may substitute shares of another registered investment company for shares of any Fund already

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purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Policy necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Policy Owner, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

FEES WE RECEIVE FROM FUNDS AND RELATED PARTIES -- We receive substantial and varying administrative service payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. We consider these payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Policy. We collect these payments and fees under agreements between us and a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. We expect to make a profit on these fees.

The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.

As of December 31, 2008, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from the following fund complexes (or affiliated entities): AIM Advisors, Inc., AllianceBerstein Variable Products Series Funds & AllianceBernstein Investments, American Variable Insurance Series & Capital Research and Management Company, Fidelity Distributors Corporation, Franklin Templeton Services, LLC, Lord Abbett Series Fund & Lord Abbett Distributors, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Funds, Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Putnam Retail Management Limited Partnership, Van Kampen Life Investment Trust & Van Kampen Asset Management.

We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the "HLS Funds") based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, are paid, among other things, to provide administrative, processing, accounting and shareholder services for the HLS Funds.

Not all Fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount or fees we collect may be greater or smaller based on the Funds you select. Revenue sharing and Rule 12b-1 fees do not exceed 0.50% and 0.35% respectively in 2008, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect $78 from that Fund). We will endeavor to update this listing annually and interim arrangements may not be reflected. For the fiscal year ended December 31, 2008, revenue sharing and Rule 12b-1 fees did not exceed 4,688,229. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.

THE FIXED ACCOUNT

The portion of the prospectus relating to the Fixed Account is not registered under the 1933 Act and the Fixed Account is not registered as an investment company under the 1940 Act. The Fixed Account is not subject to the provisions or restrictions of the 1933 Act or the 1940 Act and the staff of the SEC has not reviewed the disclosure regarding the Fixed Account. The following disclosure about the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure.

The Fixed Account credits at least 3.0% per year. We are not obligated to, but may, credit more than 3.0% per year. If we do, such rates are determined at our sole discretion. Hartford does not guarantee that any crediting rate above the guarantee rate will remain for any guaranteed period of time. You assume the risk that, at any time, the Fixed Account may credit not more than 3.0%.

CHARGES AND DEDUCTIONS

DEDUCTIONS FROM PREMIUM

Before your premium is allocated to the Sub-Accounts and/or the Fixed Account, we deduct a percentage from your premium for a sales load and a premium tax charge. The amount allocated after the deductions is called your Net Premium.

FRONT-END SALES LOAD

HARTFORD LIFE INSURANCE COMPANY POLICIES -- We deduct a front-end sales load from each premium you pay. The current front-end sales load for all premiums is 4.25% in the first 5 policy years and 0.25% in policy years 6 plus. The front-end sales load may be used to cover expenses related to the sale and distribution of the policies. We reserve the right to charge a maximum of 5.75%.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY POLICIES -- We deduct a front-end sales load from each premium you pay. The current front-end sales load for all premiums is 4.25% in the first 5 policy years and 0.25% in policy years 6 plus. The front-end sales load may be used to cover expenses related to the sale and distribution of the policies. We reserve the right to

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charge a maximum of 5.75%. In Oregon, the current sales load is 6.25% in the first 5 policy years and 2.25% in policy years 6 plus. The maximum sales load in Oregon is 7.75%.

TAX CHARGE -- We deduct a premium tax charge from each premium you pay. The premium tax charge covers taxes assessed against us by a state and/or other governmental entity. The range of such charge generally is between 0% and 4%.

DEDUCTIONS FROM ACCOUNT VALUE

MONTHLY DEDUCTION AMOUNTS -- Each month we will deduct an amount from your Account Value to pay for the benefits provided by your policy. This amount is called the Monthly Deduction Amount and equals the sum of:

-   the charge for the cost of insurance;

-   the monthly administrative charge;

-   the monthly per $1,000 charge;

-   the mortality and expense risk charge;

-   the charges for additional benefits provided by rider, if any.

We will deduct the Monthly Deduction Amount on a pro rata basis from each available Sub-Account and the Fixed Account unless you choose the Allocation of Charges Option.

ALLOCATION OF CHARGES OPTION -- You may provide us with written instructions to re-direct the deduction of your policy's Monthly Deduction Amount charges that are assessed on a monthly basis to specified Sub-Account(s) and/or the Fixed Account. If you do not provide us with written instructions, or if the assets in any of the specified Sub-Accounts or the Fixed Account are insufficient to pay the charge as requested, the Monthly Deduction Amount will then be deducted on a pro rata basis from each available Sub-Account and the Fixed Account.

COST OF INSURANCE CHARGE -- The "cost of insurance" charge compensates the Company for providing insurance protection. It is deducted each month as part of the Monthly Deduction Amount and is designed to compensate the Company for the costs of paying death benefits.

The charge for the cost of insurance is equal to:

-   the cost of insurance rate per $1,000; multiplied by

-   the amount at risk; divided by

-   $1,000

On any Monthly Activity Date, the amount at risk equals the death benefit less the Account Value on that date, prior to assessing the Monthly Deduction Amount.

Cost of insurance rates will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The cost of insurance rates will not exceed those based on the 1980 Commissioners' Standard Ordinary Mortality Table (ANB), Male or Female, Unismoke Table, age nearest birthday for Policies issued before January 1, 2009 and the 2001 Commissioners' Standards Ordinary Mortality Table, Male or Female, Unismoke Table, age nearest birthday for Policies issued on or after January 1, 2009, (unisex rates may be required in some states). A table of guaranteed cost of insurance rates per $1,000 will be included in your policy, however, we reserve the right to use rates less than those shown in the table. The maximum rates that can be charged are on the Policy Specification pages of the contract. Substandard risks will be charged higher cost of insurance rates that will not exceed rates based on a multiple of 1980 Commissioners' Standard Ordinary Mortality Table (ANB), Male or Female, Unismoke Table, age nearest birthday for policies issued before January 1, 2009 and the 2001 Commissioners' Standards Ordinary Mortality Table, Male or Female, Unismoke Table, age nearest birthday for Policies issued on or after January 1, 2009 (unisex rates may be required in some states and markets) plus any flat extra amount assessed. The multiple will be based on the insured's substandard rating.

Any changes in the cost of insurance rate will be made uniformly for all insureds in the same risk class and whose coverage have been in force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured's health.

Because your Account Value and death benefit amount may vary from month to month, the cost of insurance charge may also vary on each Monthly Activity Date. The cost of insurance depends on your policy's amount at risk. Items which may affect the amount at risk include the amount and timing of premium payments, investment performance, fees and charges assessed, rider charges, policy loans and death benefit changes to the Face Amount.

MONTHLY ADMINISTRATIVE CHARGE -- We will assess a monthly administrative charge to reimburse us for administrative costs of your policy. The current monthly administrative charge is $7.50 per month for initial face amounts of $100,000 and above. The current charge for initial face amounts below $100,000 is $10 per month. The maximum monthly administrative charge is $10 per month.

MORTALITY AND EXPENSE RISK CHARGE

HARTFORD LIFE INSURANCE COMPANY POLICIES -- We deduct a mortality and expense risk charge on each Monthly Activity Date from your Account Value. During the first 10 policy years, the current (the amount we are currently charging) and maximum mortality and expense risk charge is 1/12 of 0.65% of your Account Value in the Sub-Accounts. After the 10th policy year there is no mortality and expense risk charge on a current basis. During policy years 11 to 20, the maximum rate is 1/12 of 0.40%. The maximum rate is 1/12 of 0.25% of your Account Value in the Sub-Accounts in policy years 21 plus.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY POLICIES -- We deduct a mortality and expense risk charge on each Monthly Activity Date from your Account Value. During the first 10 policy years, the current (the amount we are currently charging) and maximum mortality and expense risk charge is 1/12 of 0.65% of your Account Value in the Sub-Accounts. After the

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10th policy year there is no mortality and expense risk charge on a current basis. During policy years 11 to 20, the maximum rate is 1/12 of 0.40%. The maximum rate is 1/12 of 0.25% of your Account Value in the Sub-Accounts, in policy years 21 plus.

The mortality and expense risk charge compensates us for mortality and expense risks assumed under the policies. The mortality risk assumed is that the cost of insurance charges are insufficient to meet actual claims. The expense risk assumed is that the expense incurred in issuing, distributing and administering the policies exceed the administrative charges and sales loads collected. Hartford may keep any difference between cost it incurs and the charges it collects.

MONTHLY PER $1,000 CHARGE -- We deduct a charge from your Account Value called the "Monthly Per $1,000 Charge" on each Monthly Activity Date. The Monthly per $1,000 charge compensates us for certain policy administrative and sales expenses and costs we incur in marketing, underwriting and acquiring policy owners. The charge is assessed based on your initial Face Amount and certain subsequent increases in your Face Amount. The charge can be deducted for a period of up to:

- 10 years after you purchase your policy, however, we are only currently charging for 5 years; and

- 10 years after an unscheduled increase in your Face Amount, and each increase under the Cost of Living Adjustment Rider, if elected, however we are only currently charging for 5 years.

The total Monthly Per $1,000 Charge is equal to:

-   the applicable Monthly Per $1,000 rates; multiplied by

-   the applicable Face Amounts; divided by

-   $1,000.

The Monthly Per $1,000 Charge is individualized based on the insured's initial Face Amount, Death Benefit option issue age or age at time of a Face Amount increase, sex and insurance class. The charge is on the Policy Specification pages of the contract. The Monthly Per $1,000 Charge compensates us for expenses incurred in issuing, distributing, and administering the policies.

SURRENDER CHARGE -- Surrender charges will be deducted from your Account Value if you surrender your policy:

-   During the first 9 policy years;

-   Within 9 years of an unscheduled increase in your Face Amount; or

- Within 9 years of an increase in your Face Amount under the Cost of Living Adjustment Rider, if elected.

Surrender Charges are not deducted during the first three policy years if you add the Modification of Cash Surrender Value Endorsement at the time of Purchase.

RIDER CHARGE -- If your policy includes riders, a charge applicable to the riders is made from the Account Value each month. The charge applicable to these riders is to compensate Hartford for the anticipated cost of providing these benefits and is specified on the applicable rider. For a description of the riders available, see "Your Policy -- Supplemental Benefits."

CHARGES FOR THE FUNDS

The investment performance of each Fund reflects the management fee that the Fund pays to its investment manager as well as other operating expenses that the Fund incurs. Investment management fees are generally daily fees computed as a percentage of a Fund's average daily net assets as an annual rate. Please read the prospectus for each Fund for complete details.

YOUR POLICY

CONTRACT RIGHTS

POLICY OWNER, OR "YOU" -- As long as your policy is in force, you may exercise all rights under the policy while the insured is alive and no beneficiary has been irrevocably named.

BENEFICIARY -- The beneficiary is the person you name in the application to receive any death benefit. You may change the beneficiary (unless irrevocably named) while the insured is alive by notifying us in writing. If no beneficiary is living when the insured dies, the death benefit will be paid to you, if living; otherwise, it will be paid to your estate.

INSURED -- The insured is the person on whose life the policy is issued. You name the insured in the application of the policy. The Policy Owner must have an insurable interest on the life of the Insured in order for the policy to be valid under state law and for the Policy to be considered life insurance for federal income tax purposes. An insurable interest generally exists when there is a demonstrable interest in something covered by an insurance policy, the loss of which would cause deprivation or financial loss. There must be a valid insurable interest at the time the policy is issued. If there is not a valid insurable interest, the policy will not provide the intended benefits. Through our underwriting process, we will determine whether the insured is insurable.

You may request to change the Insured's risk class to a more favorable class if the health of the Insured has improved or in the Insured no longer uses nicotine. Upon providing us satisfactory evidence, we will review the risk classification. If we grant a change in risk classification, only future cost of insurance rates will be based on the more favorable class and all other contract terms and provisions will remain as established at issue. We will not change a risk class on account of deterioration of your health.


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ASSIGNMENT -- You may assign your policy. Until you notify us in writing, no assignment will be effective against your policy. We are not responsible for the validity of any assignment.

STATEMENTS -- We will send you a statement at least once each year, showing:

-   the current Account Value, Cash Surrender Value and Face Amount;

- the premiums paid, monthly deduction amounts and any loans since your last statement;

-   the amount of any Indebtedness;

-   any notifications required by the provisions of your policy; and

- any other information required by the Insurance Department of the state where your policy was delivered.

RIGHT TO EXAMINE A POLICY -- You have a limited right to return your policy for cancellation. You may deliver or mail the policy to us or to the agent from whom it was purchased any time during your free look period.

FREE LOOK PERIOD FOR POLICIES ISSUED BY HARTFORD LIFE INSURANCE COMPANY:

Your free look period begins on the day You get Your Policy and ends ten days after You receive it. If you properly exercise your free look, the Policy will be rescinded and We will pay an amount equal to the greater of (a) the total premiums paid for the Policy less any Indebtedness; or (b) the sum of: i) the Account Value less any Indebtedness, on the date the returned Policy is received by Us or the agent from whom it was purchased; and, (ii) any deductions under the Policy or charges associated with the Separate Account.

FREE LOOK PERIOD FOR POLICIES ISSUED BY HARTFORD LIFE AND ANNUITY INSURANCE
COMPANY:

Your free look period begins on the day You receive Your Policy and ends ten days after You receive it (or longer in some states). If you properly exercise your free look, the Policy will be rescinded and We will pay you an amount equal to the greater of (a) the total premiums paid for the Policy less any Indebtedness; or (b) the sum of: i) the Account Value less any Indebtedness, on the date the returned Policy is received by Us or the agent from whom it was purchased; and, (ii) any deductions under the Policy or charges associated with the Separate Account. The state in which the policy is issued determines the free look period. You should refer to your Policy for information.

REPLACEMENTS

A "replacement" occurs when a new policy is purchased and, in connection with the sale, an existing policy is surrendered, lapsed, forfeited, assigned to another insurer, otherwise terminated or used in a financial purchase. A "financial purchase" occurs when the purchase of a new life insurance policy or annuity contract involves the use of money obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are some circumstances where replacing your existing life insurance policy can benefit you. However, there are many circumstances where a replacement will not be in your best interest. You should carefully review the costs, benefits and features of your existing life insurance policy against a proposed policy to determine whether a replacement is in your best interest.

POLICY LIMITATIONS

ALLOCATIONS TO SUB-ACCOUNTS AND THE FIXED ACCOUNT -- You may allocate amounts to a maximum of twenty (20) investment choices including the Sub-Accounts and Fixed Account.

TRANSFERS OF ACCOUNT VALUE -- You may transfer amounts among the Fixed Account and the Sub-Accounts subject to a charge described below. You may request transfers in writing or by calling us at 1-800-231-5453. Transfers by telephone may also be made by your authorized agent of record or by other authorized representative. Telephone transfers may not be permitted in some states. We will not be responsible for losses that result from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The procedures we follow for transactions initiated by telephone include requiring callers to provide certain identifying information. All transfer instructions communicated to us by telephone are tape recorded.

CAN YOU TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?

You may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.

WHAT IS A SUB-ACCOUNT TRANSFER?

A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Account Value among the underlying Funds available in your Policy. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

WHAT HAPPENS WHEN YOU REQUEST A SUB-ACCOUNT TRANSFER?

Many Policy Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Policy Owners allocate Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that underlying Fund we would need to sell to satisfy all Policy Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or Premium Payments allocated to that Sub-Account and determine how many shares of that

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underlying Fund we would need to buy to satisfy all Policy Owners' "transfer-in"
requests.

In addition, many of the underlying Funds that are available as investment options in our variable life policies are also available as investment options in variable annuity contracts, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and Policy Owners in these other products engage in similar transfer transactions.

We take advantage of our size and available technology to combine sales of a particular underlying Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular underlying Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the price you pay for or receive upon the purchase or sale of an investment option. This means that we sometimes reallocate shares of an underlying Fund rather than buy new shares or sell shares of the underlying Fund.

For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that underlying Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Policy Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same underlying Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.

ARE THERE ANY CHARGES FOR TRANSFERS AMONG SUB-ACCOUNTS?

Under the Policy, we have the right to assess an Administrative Transfer Fee of up to $25 per transfer after the first transfer you make in any month. We are currently not assessing Administrative Transfer Fees.

WHAT RESTRICTIONS ARE THERE ON YOUR ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER REQUEST EACH DAY. We limit each Policy Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer", however, you cannot transfer the same Account Value more than once a Valuation Day.

For Example:

- If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.

- If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer.

- Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day's transfer activity would count as one Sub-Account transfer.

- Conversely, if you have $10,000 in Account Value distribution among 10 different Sub-Accounts and you request to transfer the Account Value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.

- However, you cannot transfer the same Account Value more than once in one day. That means if you have $10,000 in a Money Market Fund Sub-Account and you transfer all $10,000 into a Stock Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Stock Fund Sub-Account into another Sub-Account.

SECOND, YOU ARE ALLOWED TO SUBMIT A TOTAL OF 20 SUB-ACCOUNT TRANSFERS EACH CALENDAR YEAR (THE "TRANSFER RULE") BY U.S. MAIL, VOICE RESPONSE UNIT, INTERNET, TELEPHONE, SAME DAY MAIL OR COURIER SERVICE. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests (and any trade cancellation requests) in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet, same day mail service or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.

The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on an underlying Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.

We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.

THIRD, POLICIES HAVE BEEN DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT
TRANSFERS. You should not purchase this Policy if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Policy if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same underlying Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of an underlying Fund. Even if you do not engage in market timing,

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certain restrictions may be imposed on you, as discussed below:

UNDERLYING FUND TRADING POLICIES

Generally, you are subject to underlying Fund trading policies, if any. We are obligated to provide, at the underlying Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist underlying Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to assist an underlying Fund, to help monitor compliance with that Fund's trading policy.

We are obligated to follow each underlying Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into an underlying Fund or other funds within that fund complex. We are not authorized to grant exceptions to an underlying Fund's trading policy. Please refer to each underlying Fund's prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.

In certain circumstances, Underlying Fund trading policies do not apply or may be limited. For instance:

- Certain types of financial intermediaries may not be required to provide us with shareholder information.

- "Excepted funds" such as money market funds and any underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that an underlying Fund treats as a single investor.

- A Fund can decide to exempt categories of Policy Owners whose Policies are subject to inconsistent trading restrictions or none at all.

- Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Policy; or (iv) as a result of payments such as loan repayments, scheduled Premium Payments, scheduled withdrawals or surrenders, retirement plan Premium Payments.

POSSIBILITY OF UNDETECTED ABUSIVE TRADING OR MARKET TIMING. We may not be able to detect or prevent all abusive trading activities. For instance,

- Since we net all the purchases and redemptions for a particular underlying Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

- Certain forms of variable annuities and types of underlying Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.

- Our policies apply only to individuals and entities that own or are Policy Owners under this Policy. However, the underlying Funds that make up the Sub-Accounts of this Policy are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

- In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds ("Participants") or enforce the Transfer Rule because we do not keep Participants' account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

HOW ARE YOU AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?

We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by an underlying Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact underlying Fund performance and, as a result, the performance of your Policy. This may also lower the Death Benefit paid to your Beneficiary.

Separate Account investors could be prevented from purchasing underlying Fund shares if we reach an impasse on the execution of an underlying Fund's trading instructions. In other words, an underlying Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and The Hartford can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.

In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Policy Owner to provide the information. If the Policy Owner does not provide the information, we may be directed by the Fund to restrict the Policy Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Policy will also be precluded from further purchases of Fund shares.

LIMITATIONS ON TRANSFERS FROM THE FIXED ACCOUNT -- Except for transfers made under the Dollar Cost Averaging Program, any transfers from the Fixed Account must occur during the 30-day period following each policy anniversary, and, if your accumulated value in the Fixed Account exceeds $1,000, the amount transferred from the Fixed Account in any policy Year may not exceed 25% of the accumulated value in the Fixed Account on the transfer date. As a result of these

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restrictions, it can take several years to transfer amounts from the Fixed
Account to the Sub-Accounts.

TRANSFERS TO THE FIXED ACCOUNT: ADDITIONAL OPTIONS AVAILABLE TO POLICIES ISSUED BY HARTFORD LIFE INSURANCE COMPANY -- Amounts may be transferred among the Sub-Accounts to the Fixed Account at any time. For policies issued by Hartford Life Insurance Company, there are some additional options regarding the Fixed Account. At any time you may transfer all amounts in the Sub-Accounts to the Fixed Account and apply the Cash Surrender Value to purchase a non-variable paid-up life insurance policy, as long as the policy is in effect. A non-variable paid-up life insurance policy is a life insurance policy (that is not variable universal life insurance) where the cash value in the policy will be enough so that no premiums are required to maintain coverage for a certain period of time. You may also transfer amounts in the Sub-Accounts to the Fixed Account if a material change is made in the investment policy of the Separate Account and you object to the change. Lastly, you may transfer amounts in the Sub-Accounts to the Fixed Account during the first 18 months after your policy is issued, if your policy is in effect (Hartford Life Insurance Company Policies
Only).

DEFERRAL OF PAYMENTS -- State law allows us to defer payment of any Cash Surrender Values, withdrawals and loan amounts which are not attributable to the Sub-Accounts for up to six months from the date of the request. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis. If we defer payment for more than 30 days, we will pay you interest. For policies issued in New York, if we defer payment for more than 10 days, we will pay you interest.

CHANGES TO CONTRACT OR SEPARATE ACCOUNT

MODIFICATION OF POLICY -- The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries, or Assistant Secretaries.

SUBSTITUTION OF FUNDS -- We reserve the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Securities and Exchange Commission.

CHANGE IN OPERATION OF THE SEPARATE ACCOUNT -- The operation of the Separate Account may be modified to the extent permitted by law, including deregistration under the securities laws.

SEPARATE ACCOUNT TAXES -- Currently, no charge is made to the Separate Account for federal, state and local taxes that may be allocable to the Separate Account. A change in the applicable federal, state or local tax laws which impose tax on Hartford and/or the Separate Account may result in a charge against the policy in the future. Charges for other taxes, if any, allocable to the Separate Account may also be made.

OTHER BENEFITS

ENHANCED RATE DOLLAR COST AVERAGING (EDCA) PROGRAM At times, we may offer an Enhanced Rate DCA Program where you can earn a fixed rate of interest on initial premiums (including 1035 premiums) allocated to a segment of the Fixed Account over a period of 6 Months. Under the 6 Month Program, the initial premium payment (including premiums received in conjunction with a 1035 exchange) will earn a fixed rate (the rate will not change) for 6 months. The 6 month period begins on the monthly activity date after We receive the initial premium and after the free look period has expired. During the 6 month period, you must transfer these amounts into your selected "EDCA Target Investment Options" (excluding the Fixed Account option). You will select your EDCA Target Investment Options when you enroll in the program. The EDCA Target Investment Options may be the same as your premium allocation instructions.

The interest earned under an Enhanced Rate DCA Program may be different from the interest earned on value allocated to the Fixed Account option. The interest rate under the Enhanced Rate DCA Program may also vary depending on when you purchased your Policy and/or enrolled in the program. You may elect to terminate your participation in the Enhanced Rate DCA Program at any time by notifying Us. Upon cancellation, all the amounts remaining in the Program will be immediately transferred to the EDCA Target Investment Options unless your notify us with alternative allocation instructions.

Please consult your registered representative to determine which programs are currently available and to obtain the program enrollment documents that contain additional information about the program. We may discontinue offering the Enhanced Rate DCA Program at anytime.

DOLLAR COST AVERAGING PROGRAM -- You may elect to allocate your Net Premiums among the Sub-Accounts and the Fixed Account pursuant to the Dollar Cost Averaging (DCA) program. The DCA program allows you to regularly transfer an amount you select from the Fixed Account or any Sub-Account into a different Sub-Account. Amounts will be transferred monthly to the other investment options in accordance with your allocation instructions. The dollar amount will be allocated to the investment options that you specify, in the proportions that you specify. If, on any transfer date, your Account Value allocated to the Dollar Cost Averaging program is less than the amount you have elected to transfer, your DCA program will terminate.

You may cancel your DCA election by notice in writing or by calling us at 1-800-231-5453. We reserve the right to change or discontinue the DCA program.

The main objective of a DCA program is to minimize the impact of short-term price fluctuations. The DCA program allows you to take advantage of market fluctuations. Since the same dollar amount is transferred to your selected investment options at set intervals, the DCA program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, a

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lower average cost per accumulation unit may be achieved over the long term.
However, it is important to understand that the DCA program does not assure a profit or protect against investment loss.

STATIC ASSET ALLOCATION MODELS

This feature allows you to select your portfolio of Funds based on your risk tolerance, time horizon and investment objectives. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Policy ("model portfolios"). These model portfolios are based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods. We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you.

You choose how much of your Account Value you want to invest in this program. You can also combine this program with the Dollar Cost Averaging Program (subject to restrictions). Your investments under the program will be rebalanced at the specified frequency (quarterly, semi-annual or annual) you choose to reflect the model portfolio's original percentages, thereby eliminating imbalances resulting from market movements and/or partial Surrenders. We have no discretionary authority or control over your investment decisions. These model portfolios are based on then available Funds and do not include the Fixed Account. You may participate in only one model portfolio at a time.

You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the model portfolios, and we will not reallocate your Account Value based on those updates. Information on updated model portfolios may be obtained by contacting your Financial Professional. Investment alternatives other than these model portfolios are available that may enable you to invest you Account Value with similar risk and return characteristics. When considering a model portfolio for your individual situation, you should consider your other assets, income and investments in addition to this Policy.

ASSET REBALANCING -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can only participate in one model at a time.

IMPACT OF FUND CHANGES ON DCA PROGRAM, ASSET ALLOCATION PROGRAM AND ASSET REBALANCING PROGRAM -- Certain Fund changes may impact these programs. If a Fund (merging Fund) contained in one of these programs merges into another Fund (surviving Fund) and we do not receive alternative instructions from you, we will automatically replace the merging fund with the surviving fund for each of the programs. If a Fund contained in one of these programs is liquidated, unless other instructions are received, we will automatically move the policy value of the liquidated fund to the current money market fund for each of these programs.

OPTIONAL SUPPLEMENTAL BENEFITS -- You may add additional benefits to your policy by electing one or more of the riders described below. Some riders involve additional costs that depend on the age, sex, and risk class of the insured, and the level of benefit provided by the rider. Each rider is subject to the restrictions and limitations described in the rider.

GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER ("GMAB") -- This rider, subject to the conditions described in the rider, guarantees that Your Account Value on the last day of the GMAB Period (Benefit Date), will be at least equal to your premiums paid (as adjusted for withdrawals and face decreases). The Benefit Date is typically the last day of your No-Lapse Guarantee Period. If the Account Value on the Benefit Date is less than the Benefit Amount as calculated on that date, the Account Value will be increased by an amount equal to the difference between the Account Value and the Benefit Amount. The amount by which the Account Value is increased will be allocated to the Sub-Account(s) shown in your Policy (typically the Money Market Sub-Account) on the Valuation Day immediately following the Benefit Date and will be subject to market fluctuation. The ultimate value of this amount will be based on the accumulation unit values next calculated after the amount has been allocated to your Policy. However, if we receive a Good Order request to surrender the Policy as of the Benefit Date, your cash surrender value will be increased by the difference between the Account Value and Benefit Amount (as adjusted for withdrawals, and face amount decreases) as of the Benefit Date. The rider has no cash value.

The CUMULATIVE RIDER PREMIUM is the premium required to maintain the Rider. On the first Monthly Activity Date following the Policy Date, the Cumulative Rider Premium is the Monthly Rider Premium that will be shown in your Policy Specifications Page. On each Monthly Activity Date thereafter, the Cumulative Rider Premium is (a) the Cumulative Rider Premium on the previous Monthly Activity Date; plus (b) the current Monthly Rider Premium.

The MONTHLY RIDER PREMIUM is the monthly premium required to maintain the Rider that will be shown in your Policy Specifications Page.

This rider is generally only available at policy issue to insureds issue ages 20 to 60 with a standard or better non-nicotine underwriting class or to insureds issue ages 20 to 55 with a standard or better nicotine underwriting class with initial face amount between $100,000 and $5,000,000.

- There is a charge for this Rider. The charge will be automatically deducted on each Monthly Activity Date from the Account Value as part of the Monthly Deduction Amount. The charge will continue to be taken until the Rider is terminated.

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-   There is a Cumulative Rider Premium required to maintain the rider. We will perform an annual test on each Policy Anniversary to determine if the required Cumulative Rider Premium has been received by Us. We will provide you notification if your rider fails this test and the amount of premium required to prevent the rider from terminating. In any Policy Year, we may limit Premium payments to no greater than 200% of the annualized Monthly Rider Premium. Any excess Premium will be refunded to you.

- Withdrawals (does not include Policy Loans) made will reduce the Benefit Amount proportionately based on the Account Value at the time of the Withdrawal. Decreases in Face Amount will also reduce the Benefit Amount proportionately based on the current Face Amount at the time of the decrease and will result in a new Monthly Rider Premium. See below for additional information about how withdrawals and face amount decreases impact the Benefit Amount.

- We may limit the Sub-Accounts in which You may allocate all or a portion of Your Premiums and/or Account Value. We may also require that you allocate such amounts in accordance with any asset allocation models, investment programs or other Sub-Accounts compilations.

- The Rider will continue until the earlier of: when the Policy terminates, when We receive a request to cancel it; the Benefit Date; the end of the 30-day period after we notify you of the minimum Premium amount required to maintain this Rider and it is not received by Us; the date We approve a request from You to increase the Face Amount; or the date we approve a request to accelerate the Death Benefit. (We offer two riders that provide the ability to accelerate the death benefit in the event the insured becomes "terminally ill" or "chronically ill," the Accelerated Death Benefit Rider for Terminal Illness and the LifeAccess Accelerated Benefit Rider, respectively.)

- The Rider may not be reinstated, except in the event the Policy terminates and is subsequently reinstated during the GMAB Guarantee Period. If the rider is reinstated, the Cumulative Rider Premium will be restored, except that it will not be increased during periods of time that the policy was not in force. Fees will not be due for periods of time that the Policy was not in force. All other rider benefits and rights will be restored.

GUARANTEED PAID-UP DEATH BENEFIT RIDER ("GMDB") -- This rider, subject to the conditions described in the rider, gives You the option to continue Your Policy as a Paid-Up Life Insurance Policy (Paid-Up Policy) at the end of the Rider Guarantee Period (Benefit Date). A Paid-Up Policy is a policy that does not require any additional premium to be paid to support the death benefit. The Benefit Date is shown in the Additional Benefits and Riders section of the Policy Specifications and is typically the last day of your No-Lapse Guarantee Period. The Paid-Up Policy will have a Death Benefit at least equal to the greater of:

- Gross premiums paid, including 1035 premium, minus rider benefit reductions due to withdrawals and decreases, or

- A death benefit based on a Net Single Premium equal to Account Value minus Indebtedness, 2001 CSO, and 5% interest.

The CUMULATIVE RIDER PREMIUM is the premium required to maintain the Rider. On the first Monthly Activity Date following the Policy Date, the Cumulative Rider Premium is the Monthly Rider Premium that will be shown in your Policy Specifications Page. On each Monthly Activity Date thereafter, the Cumulative Rider Premium is (a) the Cumulative Rider Premium on the previous Monthly Activity Date; plus (b) the current Monthly Rider Premium.

The MONTHLY RIDER PREMIUM is the monthly premium required to maintain the Rider that will be shown in your Policy Specifications Page.

This rider is generally only available at policy issue to insureds issue ages 20 to 60 with a standard or better non-nicotine underwriting class or to insureds issue ages 20 to 55 with a standard or better nicotine underwriting class with initial face amount between $100,000 and $10,000,000.

- There is a charge for this Rider. The charge will be automatically deducted on each Monthly Activity Date from the Account Value as part of the Monthly Deduction Amount. The charge will continue to be taken until the Rider is terminated.

- There is a Cumulative Rider Premium required to maintain the rider. We will perform an annual test on each Policy Anniversary to determine if the required Cumulative Rider Premium has been received by Us. We will provide you notification if your rider fails this test and the amount of premium required to prevent the rider from terminating.

- Withdrawals made will reduce the Benefit Amount proportionately based on the Account Value at the time of the Withdrawal. Decreases in Face Amount will also reduce the Benefit Amount proportionately based on the current Face Amount at the time of the decrease and will result in a new Monthly Rider Premium. See below for additional information about how withdrawals and face amount decreases impact the Benefit Amount.

- We may limit the Sub-Accounts in which You may allocate all or a portion of Your Premiums and/or Account Value. We may also require that you allocate such amounts in accordance with any asset allocation models, investment programs or other Sub-Accounts compilations.

- The Rider will continue until the earlier of: when the Policy terminates, when We receive a request to cancel it; the Benefit Date; the end of the 30-day period after we notify you of the minimum Premium amount required to maintain this Rider and it is not received by Us; the date We approve a request from You, to increase the Face Amount; or the date we approve a request to accelerate the Death Benefit. (We offer two riders that provide the ability to accelerate the death benefit in the event the insured becomes "terminally ill" or "chronically ill," the Accelerated Death Benefit Rider

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  for Terminal Illness and the LifeAccess Accelerated Benefit Rider,
  respectively.)

- The Rider may not be reinstated, except in the event the Policy terminates and is subsequently reinstated during the Rider Guarantee Period. If the rider is reinstated, the Cumulative Rider Premium will be restored, except that it will not be increased during periods of time that the Policy was not in force. Fees will not be due for periods of time that the Policy was not in force. All other rider benefits and rights will be restored.

- We will notify You at least 60 days prior to the Benefit Date of Your option to continue the Policy as a Paid-Up Policy. We must receive Your request to exercise this option within such 60-day period. Upon Our receipt of Your request to exercise this option, We will continue the Policy as a Paid-Up Policy effective as of the Benefit Date. In the absence of any instructions from You to exercise the Rider Benefit, the Policy will continue with no modifications to its terms and conditions and this Rider will terminate on the Benefit Date, except as described in the next bullet. In addition, this Rider, and any other Riders attached to the Policy, will terminate. We will notify You if this occurs.

- If, on the Benefit Date, the Policy is being kept inforce by the No Lapse Guarantee provision, We will AUTOMATICALLY continue the Policy as a Paid-Up Policy with a Death Benefit equal to the Benefit Amount as calculated on the Benefit Date as described above.

- The Death Benefit of the Paid-Up Policy will be at least equal to the sum of the total Premiums received by Us as of the Benefit Date, adjusted by Indebtedness and any Withdrawals or Decreases in Face Amounts made under the Policy as of that date, or an amount calculated using the Account Value, minus Indebtedness, as a net single premium as of the Benefit Date at the then Attained Age of the Insured based on 5% interest, if greater.

- Subsequent cash values of the Paid-Up Policy upon surrender will be based on the same mortality table used for the Policy to which this rider is attached as shown in the Policy Specifications and 5% interest. No loans or withdrawals will be allowed under the Paid-Up Policy. In addition, this Rider, and any other Riders attached to the Policy, will terminate.

ADDITIONAL INFORMATION ABOUT HOW WITHDRAWALS AND FACT AMOUNT REDUCTIONS WILL IMPACT THE BENEFITS OF THE GMAB AND THE GMDB RIDERS.

As discussed above, withdrawals and face reductions will reduce each rider's benefit and required premium while charges will continue. At the time of a withdrawal transaction, the rider benefit reduction and premium reduction are calculated as follows:

WITHDRAWALS

RIDERBENEFITREDUCTION(t) = [Gross Withdrawal amount / (Account Value(t) - Indebtedness(t))] x Benefit Amount, rounded to the nearest penny, where Account Value and Indebtedness are measured prior to the withdrawal, and the Benefit Amount is measured after all increases to benefit amount have been applied for that day.

RIDERPREMIUMREDUCTION(t) = (Decrease Amount / TotalFace) x Premium requirement, rounded to the nearest penny, where TotalFace is measured prior to the decrease, and the Premium requirement is the annual premium requirement before the decrease. TotalFace is the total face amount in force for the primary insured, including initial face amount, increases, and any term insurance rider in force on the life of the primary insured.

REDUCTIONS

RIDERBENEFITREDUCTION(t) = (Decrease Amount / TotalFace) x Benefit Amount, rounded to the nearest penny, where TotalFace is measured prior to the decrease, and the Benefit Amount is measured before any increases to benefit amount have been applied for that day. TotalFace is the total face amount in force for the primary insured, including initial face amount, increases, and any term insurance rider in force on the life of the primary insured.

RIDERPREMIUMREDUCTION(t) = (Decrease Amount / TotalFace) x Premium requirement, rounded to the nearest penny, where TotalFace is measured prior to the decrease, and the Premium requirement is the annual premium requirement before the decrease. TotalFace is the total face amount in force for the primary insured, including initial face amount, increases, and any term insurance rider in force on the life of the primary insured.

Here is an example of how a face decrease and a withdrawal transaction would reduce the Benefit Amount under the GMAB and required premium for a hypothetical 45 year old female (preferred non-nicotine risk class) with an initial face amount of $1,000,000 with death benefit option A and the following assumptions:

-   GMAB is selected, with a premium requirement of 15,312.

-   Paid 15,320 annually for 20 years

-   Decrease transaction: year 3, month 6 / decrease = 200,000

-   Withdrawal transaction: year 4, month 6 / withdrawal = 10,000

Face Decrease in year 3, month 6
Benefit Reduction = 200,000 / 1,000,000 x 45,960 = 9,192.00
New Benefit = 45,960 - 9,192 = 36,768

Required Premium Reduction = 200,000 / 1,000,000 x 1,276.00 = 255.20
New Required Premium Reduction. = 1,276.00 - 255.20 = 1,020.80
Withdrawal in year 4, month 6

Benefit Reduction = 10,000 / 54,732.35 x 52,088.00 = 9,516.86
New Benefit = 52,088.00 - 9,516.86 = 42,571.14

Required Premium Reduction = 10,000 / 800,000 x 1,020.80 = 12.76
New Required Premium. = 1,020.80 - 12.76 = 1,008.04

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DISABILITYACCESS RIDER (A DISABILITY INCOME RIDER) -- This Rider will pay a
Monthly Disability Benefit if the Insured is Totally Disabled from Sickness or Injury and is receiving Care from a Health Care Provider for such condition and otherwise satisfies the conditions in the Rider.

There is a Monthly Rider Charge (the charge is a dollar amount per $100 of monthly rider benefit) and a First Year Monthly Rider Issue Fee. This Rider is guaranteed renewable to the Policy anniversary date closest to the Insured's 65th birthday. We have the right to change (increase) the Monthly Rider Charge at anytime (we will notify you before the change takes place). Any such change will be filed and approved where required by the appropriate state insurance departments. Any change we make will be applied on a uniform basis for Insureds of the same Issue Age, Sex, Rider Insurance Class and the length of time coverage has been in-force, without regard to any change in the health status of the Insured. The maximum amount of benefits that may be paid under the Rider is called the Maximum Lifetime Disability Benefit and this amount will be shown in the Policy (the amount is generally equal to two years of monthly payments). This Rider is only available at Policy issuance.

Totally Disabled means the Insured, while Gainfully Working, suffered a disability resulting from Sickness or Injury and, as a result of such disability, the Insured is prevented from performing the Substantial and Material Duties of his or her Own Occupation. A Sickness is a physical or mental condition which first manifests itself while the Rider is in force. An Injury is a bodily Injury that results from an accident that occurs while the Rider is in force. Care means regular (in accordance with accepted medical practices) and personal treatment from a licensed Health Care Provider which is appropriate for the Injury or Sickness according to generally accepted medical standards. A Health Care Provider is a legally licensed physician or doctoral level psychologist acting within the scope of his or her license in the state of licensure. It cannot be You, the Insured, or Your or the Insured's family member, business partner or associate. Gainfully Working means being employed or self employed for monetary gain or reward in any type of business, trade or occupation (does not include hobbies). Substantial and Material Duties means those duties that are normally required to be performed at the Insured's Own Occupation and which can't be reasonably modified or omitted. Own Occupation is the Insured's usual Gainful Work which he/she was engaged in or performing for wage or salary, immediately prior to the date Total Disability began.

We will NOT pay a Monthly Disability Benefit for a Total Disability resulting from:

    1.   attempted suicide, or self-inflicted Injury, while sane or insane;

    2.   any act or incident of insurrection or war, declared or undeclared;

    3. participation in, or attempting to participate in, a riot or insurrection;

    4. service in the military forces full-time. Periods of military training of not more than 30 days will not be considered full time military service;

    5. commission of, or participation in the commission of, a felony or engaging in an illegal activity or occupation;

    6. flight in any aircraft if the Insured is a pilot or crew member, or a student pilot or crew member;

    7. normal childbirth or pregnancy except for Total Disability due to complications of pregnancy. A complication of pregnancy means any disease, disorder, emergency non-elective cesarean section or condition whose diagnosis is distinct from pregnancy but is adversely affected by or caused by pregnancy and which requires physician-prescribed supervision. Conditions which are not complications include, but are not limited to, conditions, occurrences and procedures such as morning sickness; false labor; and physician-prescribed rest during the period of pregnancy; and similar conditions, occurrences and procedures associated with the management of a difficult pregnancy which do not constitute a categorically distinct complication of pregnancy;

    8. a Pre-Existing Condition if Total Disability starts during the first 2 years from this Rider's Issue Date, unless it is fully disclosed in the application and is not excluded from coverage by name or specific description;

    9. a condition or avocation which is excluded from coverage by Amendment to this Rider by name or specific description; or

    10. an injury or sickness incurred while the Insured is incarcerated in a penal or correctional institution.

  In addition, this Rider does not provide a Monthly Disability Benefit if the Insured or his/her Health Care Provider reside outside of the United States.

A Pre-Existing Condition is:

    1. a physical or mental condition for which the Insured was diagnosed or received (or was recommended to receive) medical or mental health care advice, care, or treatment within the 2 year period preceding the Rider Issue Date; or

    2. a physical or mental condition which produced symptoms which would cause an ordinary prudent person to seek diagnosis, medical mental health care advice, care, or treatment during the 2 year period preceding the Rider Issue Date.

The Monthly Disability Benefit is an amount that we will pay You at the end of each Month if the Insured is Totally Disabled from Sickness or Injury subject to the Maximum Lifetime Disability Benefit. The rider requires that the insured be totally disabled and not engaged in any gainful work for 90 days prior to being eligible for benefit payments. This is the Waiting Period. The Waiting Period begins when the insured is first

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treated by or has a consultation with a qualified health care provider for the sickness or injury causing the Total Disability. The 90 days of Total Disability do not have to be consecutive, but the Waiting Period must be satisfied within 120 days from when it began. Monthly benefit payments are not available nor do they accrue during the Waiting

We may require the Insured to be examined by a licensed Health Care Provider of Our choosing as often as is reasonable while a claim is pending or while You are receiving Monthly Disability Benefits under this Rider. We will pay the cost of any examinations that We require.

WHEN BENEFIT PAYMENTS END

We will continue to pay a Monthly Disability Benefit under this Rider until the first of the following to occur:

    1.   the Insured is no longer Totally Disabled;

    2.   the death of the Insured;

    3. total Monthly Disability Benefits paid under the Rider equal the Maximum Lifetime Disability Benefit shown in the Policy Specifications;

    4. We fail to receive from You Proof of Continued Total Disability in accordance with the provisions of this Rider; or

    5. the Rider terminates in accordance with any of the conditions listed in the Rider Termination provision.

However, if an Accumulation Period begins, or the Insured suffers a Recurrent and Continuous Disability, within one year immediately prior to the Rider Termination Date, the Insured will be eligible for Monthly Disability Benefits (provided the Conditions for Eligibility of Benefit Payments have been met) until the earlier of (a) the end of 12 months from the First Benefit Day (or the date the Monthly Disability Benefit resumes and begins to accrue for a Recurrent and Continuous Disability); or (b) until any of the events described in 1. through 4. above occur.

RECURRENT AND CONTINUOUS DISABILITY

If, within six months following the end of a previously covered Total Disability, the Insured becomes Totally Disabled due to the same or related Sickness or Injury that caused the (Continued) previous Total Disability, We will consider the previous Total Disability to be continuous. If this occurs, the Waiting Period will be deemed to be satisfied and the Monthly Disability Benefit will resume and begin to accrue as of the day the Insured was first treated by or had a consultation with a Health Care Practitioner for the Sickness or Injury causing the subsequent, but continuous, Total Disability. This provision will not apply beyond the Rider Termination Date.

CONCURRENT DISABILITY

If a Monthly Disability Benefit is being paid for a Concurrent Disability, the following will apply:

    1. such benefit will continue to be paid provided the Insured remains Totally Disabled due to at least one of the Injuries or Sicknesses causing the Concurrent Disability and none of the events described under When Benefits End has occurred;

    2. the Monthly Disability Benefit will be paid as if there is only one Injury or Sickness; and

    3. in no event will the Insured be considered to have more than one Total Disability at the same time.

RIDER TERMINATION

This Rider will terminate on the first of the following to occur:

    1.   the date We receive Your request, In Writing, to terminate it;

    2. total Monthly Disability Benefits paid equal the Maximum Lifetime Disability Benefit shown in the Policy Specifications

    3.   the date the Policy matures or terminates;

    4.   the Rider Termination Date shown in the Policy Specifications; and

    5. the date on which all additional benefits provided by Rider are deemed to have terminated in accordance with any provision of the Policy.

ESTATE TAX REPEAL BENEFIT RIDER -- In the news media you may have read that the federal Estate Tax law will expire in 2011 if Congress takes no action before then. Although it seems unlikely that Congress would allow the federal Estate Tax law to expire, if this were to happen it might affect your estate planning and you may no longer want this policy. So this rider allows you to terminate your policy and receive the Account Value without any deduction of Surrender Charges if there is no federal Estate Tax law in effect during 2011. We must receive your surrender request during the month of January 2011. The tax treatment of surrender proceeds from a surrendered policy pursuant to the Estate Tax Repeal Rider is the same as the tax treatment of surrender proceeds from a surrendered policy without the rider. See "Federal Tax Considerations" for more information. The amount you receive under this rider is reduced by any outstanding Indebtedness. There is no additional charge for this rider.

WAIVER OF SPECIFIED AMOUNT DISABILITY BENEFIT RIDER -- If the Insured becomes totally disabled you may have a difficult time paying the life insurance premiums. Under this rider, we will credit the policy with an amount specified in your Policy until the Insured attains age 65, or at least two years, if longer. The rider automatically terminates after the Insured reaches attained age 65. The rider is only available at Policy issuance and there is a charge for this rider.

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TERM INSURANCE RIDER -- You may purchase a Term Insurance Rider on yourself as a base insured or on your family members. Under this Rider, we will pay the term life insurance benefit when the covered insured dies, according to the terms of your Policy and the Rider. You may elect this Rider when you purchase your Policy or on any Policy Anniversary. Hartford may require proof of insurability before we issue this Rider. If your Policy offers a No Lapse Guarantee, the face amount of the Term Insurance Rider is generally not covered by the No Lapse Guarantee.

In deciding whether to use the Term Insurance Rider as part of the total coverage under the Policy on the base insured, you should consider the following factors regarding your Policy's costs and benefits. If you choose to combine flexible permanent insurance coverage with a Term Insurance Rider on the life of the base insured, the Rider provides additional temporary coverage at a cost that may be lower than if you purchased this term life insurance through a separate term life policy and the policy's cash surrender value available to you may be higher because there are no surrender charges associated with the Rider. Some policy monthly charges do not apply to the face amount of the Term Insurance Rider, therefore, using Term Insurance Rider coverage on the base insured may reduce the total amount of premium needed to sustain the total death benefit over the life of the Policy. Under some funding scenarios where the minimum death benefit insurance is increased to meet the definition of life insurance, the use of the Term Insurance Rider may have the effect of increasing the total amount of premium needed to sustain the total death benefit over the life of the Policy.

The compensation paid to your representative may be lower when the Term Insurance Rider is included as part of your total coverage than when your total coverage does not include the Term Insurance Rider.

You may wish to ask your representative for additional customized sales illustrations to review the impact of using Term Insurance Rider coveragein various combinations for your insurance protection needs.

ACCIDENTAL DEATH BENEFIT RIDER -- You may want additional life insurance coverage in case you die by accident. Under this rider we will pay a specified amount when the insured dies under accidental circumstances. You choose the level of coverage when you select the rider. The rider terminates following the insured's 70th birthday.

DEDUCTION AMOUNT WAIVER RIDER -- The costs of your policy are deducted each month through the Monthly Deduction Amount. Under the Deduction Amount Waiver Rider, while the insured is totally disabled, we will waive the Monthly Deduction Amount. This will help keep your policy inforce. Rider benefits are not available if insured becomes disabled after age 65. Rider benefits may vary for individuals between the ages of 60 and 65. See policy rider for more details.

COST OF LIVING ADJUSTMENT RIDER -- You may want your life insurance coverage to keep pace with inflation. Under this rider, we will increase your Face Amount without evidence of insurability on every second anniversary of the rider. The Face Amount increases are based on increases in the consumer price index, subject to certain limitations. If you do not accept an increase, this rider is terminated and no future increases will occur. There is no charge for this rider.

CHILD INSURANCE RIDER -- This rider provides term life insurance coverage on all the eligible children of the insured under the policy. We will pay the term life insurance death benefit amount you elect under this rider upon receipt of due proof of death of an insured child. To receive a death benefit, an insured child must be more than 16 days old but not yet 25 years old. Requirements to become an insured child are described in the rider. There is a per $1,000 charge for this rider that covers all the insured children. This rider may not be available in all policies.

ACCELERATED DEATH BENEFIT RIDER FOR TERMINAL ILLNESS -- In the event an insured's life expectancy is 12 months (24 months in some states) or less, we will pay a lump sum accelerated death benefit at your request subject to certain limitations and proof of eligibility. The benefit percentage is set at issue. The maximum charge for this rider is $300 (one time charge when benefit is exercised).

LIFEACCESS ACCELERATED BENEFIT RIDER -- In the event the Insured becomes Chronically Ill and is likely to need services for the remainder of the Insured's life, we will pay an accelerated death benefit up to 100% of the Death Benefit and any term amount. At your request the accelerated benefit will be paid in monthly payments or on an annual lump sum basis subject to certain limitations and satisfaction of eligibility requirements, including a written certification from a Licensed Health Care Practitioner that the Insured is Chronically Ill. The certification must also state that the insured is in need of services under a plan and that such services are likely to be needed for the rest of the insured's life. In addition, as a condition of eligibility for benefits under the rider, we may impose restrictions or limitations on the availability of certain investment options. We will provide you prior written notice of any such restrictions or limitations and you may terminate this rider at anytime. This rider is only available at Policy issuance and there is a charge for this rider.

OVERLOAN PROTECTION RIDER -- This rider gives you the option to continue your policy at a reduced death benefit with no further Monthly Deduction Amounts in the event your policy is in danger of default or termination due to excessive Indebtedness. You may elect the benefit under limited circumstances as described in the rider. Subject to the terms and limitations described in the rider, the rider guarantees the policy will not go into default or terminate due to excessive Indebtedness. At the time you elect the benefit under the rider, a transaction charge will be deducted from your Account Value. The maximum transaction charge is 7% of the Account Value.

There is a risk that the Internal Revenue Service could assert that the policy has been effectively terminated when you exercise the Overloan Protection Rider and that the outstanding

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loan balance should be treated as a distribution. Depending on the circumstances, all or part of such deemed distribution may be taxable as income. In addition, there is uncertainty about whether Indebtnedess should be treated as the deemed cash surrender value for purposes of Section 7702 of the Internal Revenue Code. Currently, we do not treat Indebtedness as the cash surrender value for purposes of Section 7702. You should consult a tax advisor before exercising the Overloan Protection Rider.

Riders may not be available in all states.

MODIFICATION OF CASH SURRENDER VALUE ENDORSEMENT -- Subject to underwriting approval, you may add an endorsement to your policy at the time of purchase that provides for a waiver of surrender charges for a limited time. If you add the endorsement and you fully surrender your policy within three (3) years after purchase, we will not deduct a surrender charge from your Cash Surrender Value. There is no additional charge for the endorsement. However, if you choose to add this endorsement, the No-Lapse Guarantee of the policy is not offered and is removed from your policy.

SETTLEMENT OPTIONS -- Proceeds from your Policy may be paid in a lump sum or may be applied to one of our settlement options.

SAFE HAVEN PROGRAM -- If the Death Benefit payment is $10,000 or greater, the Beneficiary may elect to have their death proceeds paid through our Safe Haven Program ("Safe Haven Program"). Under the Safe Haven Program, the proceeds remain in Our General Account and the Beneficiary will receive a draft book. The Beneficiary can write one draft for the total amount of the payment, or keep the money in the General Account and write draft accounts as needed. We will credit interest at a rate determined by us. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit Proceeds to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven Account in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for the Safe Haven Program, Hartford cams Investment income from the proceeds under the program. The Investment income earned is likely more than the amount of interest we credit and Hartford is making a profit from the difference.

The minimum amount that may be placed under a settlement option is $5,000 (unless we consent to a lesser amount), subject to our then-current rules. If you select the Second Option or Third Option, each is irrevocable and you may not fully or partially commute the settlement option for a lump sum. The following payment options are available to you or your beneficiary. Your beneficiary may choose a settlement.

FIRST OPTION -- INTEREST INCOME

Payments of interest at the rate we declare (but not less than 2% per year) on the amount applied periodically under this option. You may request these payments to be made monthly, quarterly, semi-annually or annually. At any time you may request to receive the lump sum of the money that we are holding.

SECOND OPTION -- INCOME OF FIXED AMOUNT

Equal payments of the amount chosen until the amount applied under this option (with interest of not less than 2% per year) is exhausted. You may request these payments to be made monthly, quarterly, semi-annually or annually. The final payment will be for the balance remaining.

THIRD OPTION -- PAYMENTS FOR A FIXED PERIOD

An amount payable monthly for the number of years selected, which may be from one to 30 years.

The policy provides for guaranteed dollar amounts of monthly payments for each $1,000 applied under the Third Option.

The tables for the First, Second and Third Options are based on a net investment rate of 2% per annum. We may, however, from time to time, at our discretion if mortality appears more favorable and interest rates justify, apply other tables which will result in higher monthly payments for each $1,000 applied under one or more of the four payment options.

Other arrangements for income payments may be agreed upon.

BENEFITS AT MATURITY -- The scheduled maturity date is shown in your policy and is the last date on which you may elect to make premium payments. Unless you elect to continue the policy beyond this date, the policy will terminate and any Cash Surrender Value will be paid to you.

If elected, the policy may continue in force after the scheduled maturity date if (a) the policy was in force on the scheduled maturity date; and (b) the owner of the policy (including any assignee of record) agrees in writing to this continuation.

At the scheduled maturity date, you may elect one of two options.

Under Option 1:

- Policy values will be transferred to the Fixed Account and no further transfers will be allowed;

-   The Face Amount will be set equal to the Death Benefit on the maturity date;

-   the Death Benefit Option will be changed to Option A (Level Option).

Under Option 2:

- The Face Amount will be set equal to the Death Benefit minus the Account Value on the maturity date;

- the Death Benefit Option will be changed to Option B (Return of Account Value Option) with no evidence of insurability being required;

- the Account Value, if any, will continue to fluctuate with investment performance;

Under both Option 1 and 2:

-   any loans will continue to accrue interest and become part of Indebtedness;

-   no future Monthly Deduction Amounts will be deducted;

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-   no further premium payments will be accepted;

- all additional benefits provided by rider will terminate at the scheduled maturity date;

-   the policy may terminate due to excessive Indebtedness; and

-   loan repayments may still be made during this time.

Otherwise, the policy will terminate on the scheduled maturity date.

CLASS OF PURCHASERS

REDUCED CHARGES -- The Policy is available for purchase by individuals, corporations and other entities. We may reduce or waive certain charges described above where the size or nature of such sales results in savings to us with respect to sales, underwriting, administrative or other costs. Eligibility for these reductions will be determined by factors that We believe are relevant to the expected reduction of our expenses. Some of these reductions may be guaranteed and others may be subject to modification. We may modify, from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in the Separate Account.

HOW POLICIES ARE SOLD

We have entered into a distribution agreement with our affiliate, Hartford Equity Sales Company, Inc., ("HESCO"), under which HESCO serves as principal underwriter for the policies which are offered on a continuous basis. HESCO is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the FINRA. The principal business address of HESCO is the same as ours.

HESCO has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions ("Financial Intermediaries") for the sale of the policies. We pay compensation to HESCO for sales of the policies by Financial Intermediaries. Polices will be sold by individuals who have been appointed by us as insurance agents and who are financial professional of Financial Intermediaries ("Financial Professional").

We list below types of arrangements that help to incentivize sales people to sell our products. These types of arrangements could be viewed as creating conflicts of interest.

Financial Intermediaries receive commissions (described below under "Commissions"). Certain selected Financial Intermediaries also receive additional compensation (described below under "Additional Payments"). All or a portion of the payments we make to Financial Intermediaries may be passed on to Financial Professional according to a Financial Intermediaries' internal compensation practices.

Affiliated broker-dealers also employ individuals called "wholesalers" in the sales process. Wholesalers typically receive compensation that is based on the type of policy or optional benefits sold.

HARTFORD LIFE INSURANCE COMPANY POLICIES -- We pay commissions that vary with the selling agreements and are based on "Target Premiums" that we determine. "Target premium" is a hypothetical premium that is used only to calculate commissions. It varies with the death benefit option you choose and the issue age, gender and underwriting class of the insured. During the first Policy Year, the maximum commission we pay is 50% of the premium up to the Target Premium. The maximum commission for the amount in excess of the Target Premium in the first Policy Year is 4.39%. In renewal years, the maximum commission rate is 22% until the cumulative premiums, since policy inception, exceed the target premium for policy year 1. We also pay an Expense Reimbursement Allowance and an override payment during the first Policy Year. The maximum Expense Reimbursement Allowance and override payment in the first Policy Year is 45% and 9%, respectively of Target Premium. In Policy Years 2 and later, the maximum commission we pay is 20% of Target Premium and 2% on premiums above the Target Premium.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY POLICIES -- We pay commissions that vary with the selling agreements and are based on "Target Premiums" that we determine. "Target Premium" is a hypothetical premium that is used only to calculate commissions. It varies with the death benefit option you choose and the issue age, gender and underwriting class of the insured. During the first Policy Year, the maximum commission we pay is 120% of the premium up to the Target Premium. The maximum commission for the amount in excess of the Target Premium in the first Policy Year is 4.97%. The first year commission rate will apply to premiums in renewal years until the cumulative premiums received exceed the target premium. In Policy Years 2 and later, the maximum commission we pay is 5% of Target Premium and 3% on premiums above the Target Premium.

Your Financial Professional typically receives a portion of the compensation paid to his or her Financial Intermediary in connection with the policy, depending on the particular arrangements between your Financial Professional and their Financial Intermediary. We are not involved in determining your Financial Professional's compensation. A Financial Professional may be required to return all or a portion of the commissions paid if the policy terminates prior to the policy's thirteenth month-a-versary.

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Check with your Financial Professional to verify whether your account is a brokerage account or an advisory account. Your interests may differ from ours and your Financial Professional (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Financial Professional (or the Financial Intermediary with which they are associated) can be paid by both you and by us based on what you buy. Therefore, profits, and your Financial Professional's (or their Financial Intermediary's) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.

- ADDITIONAL PAYMENTS. Subject to FINRA and Financial Intermediary rules, we (or our affiliates) also pay the following types of additional payments to among other things encourage the sale of this Policy. These additional payments could create an incentive for your Financial Professional, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others.

ADDITIONAL
PAYMENT TYPE                                                   WHAT PAYMENT IS USED FOR
--------------------------------------------------------------------------------------------------------------------------------
Asset-based            We pay certain Financial Intermediaries and wholesalers based on the achievement of certain sales or
Commissions            assets under management targets.
Marketing Expense      We pay marketing allowances to Financial Intermediaries to help pay or reimburse sales marketing and
Allowances             operational expenses associated with the policies.
Gifts and              We (or our affiliates) provide any or all of the following: (1) occasional meals and entertainment; (2)
Entertainment          occasional tickets to sporting events; and (3) nominal gifts (not to exceed $100 annually).
Promotional Payments   We (or our affiliates) may pay for: (a) Access: such as one-on-one wholesaler visits; (b) Support: such as hardware and software, operational and systems integration, sales and service desk training, joint marketing campaigns, client or prospect seminar sponsorships, broker-dealer event advertising/
                       participation, sponsorship of sales contests and/or promotions in which participants receive prizes such as travel awards, merchandise and recognition; and/or sponsorship of due diligence meetings; educational, sales or training seminars, conferences and programs; and, (c) Miscellaneous: such as expense allowances and reimbursements; override payments and bonuses; and/or marketing support fees (or allowances) for providing assistance in promoting the sale of our variable products.
Marketing Efforts      We pay for special marketing and distribution benefits such as: inclusion of our products on Financial
                       Intermediary's "preferred list"; participation in or visibility at national and regional conferences;
                       access to Financial Professionals; links to our website from the Financial Intermediary websites; and
                       articles in Financial Intermediary publications highlighting our products and services.

For the year ended December 31, 2008, Hartford and its affiliates paid approximately $14,500,000 in Additional Payments to Financial Intermediaries in conjunction with the promotion and support of individual life policies.

In addition, for the year ended December 31, 2008, Hartford, HESCO and their affiliate, Hartford Life and Annuity Insurance Company, paid $3,900,000 in Additional Payments to an affiliated Financial Intermediary, Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of Hartford).

As of April 1, 2009, we have entered into arrangements to make Additional Payments to the following Financial Intermediaries: 1st TN Bank, AG Edwards, AIG Advisors Group, Advantage Capital Corporation, American International Marketing, Inc. ("AIM"), Anchor Bank, Arvest, Astori Financial, AXA Network, Banc of America, Bancnorth Investment Group Inc., Bank of the West, Bank United, BB&T Investment Services, BSMG, Cadaret Grant, Capital City Partners, Capital City Securities, CCO Investments, CDAIFA (Capital District Assoc. of Insurance and Financial Advisors), Centara Capital Securities, Inc., Chaplin Davis, Citicorp, CitiGroup/Smith Barney, Commonwealth Financial Network, Compass Brokerage Inc., CPI Companies, CPS, CPS/New Generation, Crowell Weeden, Cuna Brokerage Service, Delta Trust Investments, Diversified Marketing Group, Edward Jones, Financial Network, Financial Planners of Central PA, First American Insurance Underwriters, First Heartland, FSC Securities, FSP -- Financial Services Professionals, Gilman & Ciocia, Goldman Sachs, H&R Block Financial Advisors, Hallet Financial, Hanmi Securities, Hartford Life, Hazlett Burt & Watson, HD Vest Investment Securiteis, Inc & Affiliates, Hilliard Lyons, HSBC, HSBC Bank, IFMG -- Sovereign Bank, ING Financial Advisors, Investment Professionals Inc., Ironwood Financial, Janney Montgomery Scott (JMS), Jonathan Hind Financial Group, Linsco Private Ledger, Linsco Private Ledger Insurance Associates, Linsco Private Ledger, Financial Services, M&I (Marshall & Illsey), M&T Securities, M3 Financial, Merrill Lynch, Money Concepts, Morgan Keegan, Morgan Stanley, Mutual Service Corp., National City, Newbridge Securities, NEXT Financial Group, Northwestern Mutual, Ogilvie Security Advisors, One Resource Group, Oppenheimer & Co., Inc., PLANCO, PNC Investments LLC., PrimeVest Financial Services, Professional Investors Life and Annuity, Purshe Kaplan Sterling Investments, R.W. Baird & Co. Incorporated, Raymond James & Associates, Raymond James Financial, Raymond James Financial Services, RBC Dain Rauscher, Robert W. Baird, Royal Alliance, San Diego Stock & Bond Association, Sean Shaughnessey, Securities America, Securities Service Network, Smith Barney, Stifel Nicolaus & Company, TD Banknorth, UBS, UBS Financial, UnionBanc, United Planners Financial, UnionBanc Investment Services, UVest, Various IBD/WH/Banks, Wachovia, Wachovia Securities, Wall St. Financial, WAMU, Washington Mutual, Wells Fargo, Woodbury Financial Services.

40

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PREMIUMS

APPLICATION FOR A POLICY -- To purchase a policy you must submit an application to us. Within limits, you may choose the initial Face Amount. Policies generally will be issued only on the lives of insureds age 85 and under who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason. No change in the terms or conditions of a policy will be made without your consent. The minimum initial premium is the amount required to keep the policy in force for one month, but not less than $50.

Your policy will be effective on the policy date only after we receive all outstanding delivery requirements and the initial premium payment. The policy date is the date used to determine all future cyclical transactions on the policy, such as Monthly Activity Date and policy years.

PREMIUM PAYMENT FLEXIBILITY -- You have flexibility as to when and in what amounts you pay premiums. Prior to policy issue, you can choose a planned premium, within a range we determined, based on the Face Amount and the insured's sex (except where unisex rates apply), issue age and risk classification. We will send you premium notices for planned premium. Such notices may be sent on an annual, semi-annual or quarterly basis. You may also have premium payments automatically deducted monthly from your checking account. The planned premium and payment mode you select are shown on your policy's specifications page. You may change the planned premium at any time, subject to our minimum amount rules then in effect.

After the first premium has been paid, your subsequent premium payments are flexible. The actual amount and frequency of payment will affect the Account Value and could affect the amount and duration of insurance provided by the policy. Your policy may lapse if the value of your policy becomes insufficient to cover the Monthly Deduction Amounts. In such case you may be required to pay additional premiums in order to prevent the policy from terminating. For details see, "Lapse and Reinstatement."

You may pay additional premiums at any time prior to the scheduled maturity date, subject to the following limitations:

- The minimum premium that we will accept is $50 or the amount required to keep the policy in force.

- We reserve the right to require evidence of insurability for any premium payment that results in an increase in the death benefit greater than the amount of the premium.

-   Any premium payment in excess of $1,000,000 is subject to our approval.

In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a modified endowment contract (MEC) (See Federal Tax Considerations section for additional information on MEC policies). If we receive a subsequent premium payment that would cause the Policy to become a MEC, we will follow these procedures:

- If the premium is received more than 20 calendar days prior to the Policy Anniversary Date or if it is greater than your planned premium, we will apply the premium to the Policy. We will notify you in writing that your Policy has become a MEC and provide you with the opportunity to correct the MEC status as specified in the notice. You have 2 weeks from the date of the notice to respond.

- If we receive the premium within 20 calendar days prior to the policy anniversary date and it is less than or equal to the planned premium, the premium payment will be considered not in good order. We will hold the payment without interest and credit it to the policy on the policy anniversary date. If the policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the policy anniversary. The owner will be notified of our action after the premium payment has been credited.

These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay year may no longer coincide with your policy anniversary.

In some cases, applying a subsequent premium payment in a policy year could cause your Policy to fail the definition of life insurance. If we receive a subsequent premium payment that would cause the Policy to fail the definition of life insurance, the premium payment will be considered not in good order and we will follow these procedures:

- If the premium is received more than 20 calendar days prior to the Policy Anniversary Date or if it is greater than your planned premium, we will return the excess premium payment to you and await further instructions.

- If we receive the premium within 20 calendar days prior to the policy anniversary date and it is less than or equal to the planned premium, we will hold the payment without interest and credit the premium payment on the policy anniversary date. If the policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the policy. The owner will be notified of our action after the premium payment has been credited.

ALLOCATION OF PREMIUM PAYMENTS

INITIAL NET PREMIUM -- During the application process, you choose how you want to allocate your initial Net Premium among the Sub-Accounts and the Fixed Account on the premium allocation form. Any Premium we receive prior to the issuance of the Policy will be held in a non-interest bearing suspense account. After the policy is issued and upon commencement of the Free-Look Period, any initial Net Premium and any additional Net Premium received by Us prior to the end of the Free Look period will be applied to the Hartford Money Market HLS Fund Sub-Account as of the later of: (a) the Policy Date; and (b) the date We receive the

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Premium. Upon expiration of the Free-Look Period, we will automatically allocate the policy value from the Hartford Money Market HLS Fund Sub-Account to the Fixed Account (if applicable) and the Sub-Accounts in accordance with your premium allocation instructions. (For policies issued by Harford Life Insurance Company, if your Policy was issued as a result of a replacement, we will automatically move the policy value from the Hartford Money Market HLS Fund Sub-Account to the Fixed Account (if applicable) and the Sub-Accounts in accordance with your premium allocation instructions 10 days after the Policy was issued, not at the end of the Free Look Period).

SUBSEQUENT NET PREMIUMS -- You may send subsequent Premiums and allocation instructions in accordance with our then current administrative offices. If you make a subsequent Premium payment and do not provide us with allocation instructions, we will allocate the Net Premium among the Sub-Accounts and Fixed Account (if applicable) in accordance with your most recent premium allocation instructions. Any allocation instructions will be effective upon receipt by Us in good order and will apply only to Premium payments received on or after that date. Subsequent Premium payments will be applied to the Policy based on the next computed accumulation unit values after we receive a good order request at our Designated Address described below. Net Premiums allocated to the Fixed Account will be credited to your Policy when we receive them.

You may not exceed twenty (20) investment choices at any given time and the percentage you allocate to each Sub-Account and/or the Fixed Account must be in whole percentages.

HOW TO SEND PREMIUM PAYMENTS

MAIL

You should send premium payments to the following lockbox address:

The Hartford
PO Box 64273
St. Paul, MN 55164-0273

or

To our Individual Life Operations Center at:

The Hartford
500 Bielenberg Drive
Woodbury, MN 55125

WIRE

You may also arrange to pay your premium payments by wire. To wire payments call 1-800-231-5453 or email LifeService@Hartfordlife.com.

Mailed premium payments not sent to either of the addresses stated above will be considered not in good order. We will reroute the payment and apply it on the Valuation Date when it is received at the correct location and is determined to be in good order.

You will receive several different types of notifications as to what your current premium allocation is. Each transaction confirmation received after we receive a premium payment will show how a Net Premium has been allocated. Additionally, each quarterly statement summarizes the current premium allocation in effect for such policy.

If your most recent premium allocation instructions include a Fund (merging
Fund) that has been merged into another Fund (surviving Fund) and we do not receive alternative instructions, we will allocate the premium among the Sub-Accounts and the Fixed Account based on your most recent allocation instructions, except that we will apply the premium that would have been allocated to the merging Fund to the surviving Fund. If your most recent premium allocation instructions include a Fund that has been liquidated, generally, unless we receive alternative instructions, we will automatically amend your allocation instructions to replace the liquidated fund with the Money Market Fund.

ACCUMULATION UNITS -- Net Premiums allocated to the Sub-Accounts are used to credit accumulation units to such Sub-Accounts.

The number of accumulation units in each Sub-Account to be credited to a policy (including the initial allocation to the Hartford Money Market Sub-Account) and the amount to be credited to the Fixed Account will be determined, first, by multiplying the Net Premium by the appropriate allocation percentage in order to determine the portion of Net Premiums or transferred Account Value to be invested in the Fixed Account or the Sub-Account. Each portion of the Net Premium or transferred Account Value to be invested in a Sub-Account is then divided by the accumulation unit value in a particular Sub-Account next computed following its receipt. The resulting figure is the number of accumulation units to be credited to each Sub-Account.

ACCUMULATION UNIT VALUES -- The accumulation unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the accumulation unit value of the particular Sub-Account on the preceding Valuation Day by the net investment factor for that Sub-Account for the Valuation Period then ended. The net investment factor for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividend or capital gain distributions paid by that Fund in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period.

All valuations in connection with a policy, (i.e., with respect to determining Account Value, in connection with policy loans, or in calculation of death benefits, or with respect to determining the number of accumulation units to be credited to a policy with each premium payment other than the initial premium payment) will be made at the end of the Valuation Period after the request or payment is received by us in good order at the

42

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Individual Life Operations Center. If we receive your request or payment in good order before the close of the New York Stock Exchange, it will be applied as of the same Valuation Day. If we receive your request or payment in good order after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your request or payment in good order on a non-Valuation Day, it will be invested on the next Valuation Day. Requests for Sub-Account transfers received on any Valuation Day in good order after the close of the NYSE or a non-Valuation Day will be invested on the next Valuation Day.

ACCOUNT VALUES -- Each policy will have an Account Value. There is no minimum guaranteed Account Value.

The Account Value of a policy changes on a daily basis and will be computed on each Valuation Day. The Account Value will vary to reflect the investment experience of the Sub-Accounts, the interest credited to the Fixed Account and the Loan Account, and the Monthly Deduction Amounts, Net Premiums paid, and any withdrawals taken.

A policy's Account Value is related to the net asset value of the Funds associated with the Sub-Accounts, if any, to which Net Premiums on the policy have been allocated. The Account Value in the Sub-Accounts on any Valuation Day is calculated by, first, multiplying the number of accumulation units in each Sub-Account as of the Valuation Day by the then current value of the accumulation units in that Sub-Account and then totaling the result for all of the Sub-Accounts. A policy's Account Value equals the policy's value in all of the Sub-Accounts, the Fixed Account, and the Loan Account. A policy's Cash Value is equal to the Account Value less any applicable surrender charges. A policy's Cash Surrender Value, which is the net amount available upon surrender of the policy, is the Cash Value less any Indebtedness. See "Accumulation Unit Values," above.

We will pay death proceeds, Cash Surrender Values, partial withdrawals, and loan amounts allocable to the Sub-Accounts within seven calendar days after we receive all the information needed to process the payment, unless the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission, Commission declares that an emergency exists or the Commission by order permits the postponement of payment to protect Policy Owners.

DEATH BENEFITS AND POLICY VALUES

DEATH BENEFIT -- Your policy provides for the payment of the death proceeds to the named beneficiary upon receipt of due proof of the death of the insured. Your policy will be effective on the policy date only after we receive all outstanding delivery requirements and the initial premium payment. You must notify us in writing as soon as possible after the death of the insured. The death proceeds payable to the beneficiary equal the death benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amount occurring during a grace period. The death benefit depends on the death benefit option you select.

DEATH BENEFIT OPTIONS -- You have four death benefit options available. Options A, B and C are available when you purchase your policy. Option D is not available when you purchase your policy, however, you may change from Option B to Option D.

- OPTION A (LEVEL OPTION) Under this option, the death benefit is the current Face Amount.

- OPTION B (RETURN OF ACCOUNT VALUE OPTION) Under this option, the death benefit is the current Face Amount, plus the Account Value on the date we receive due proof of the insured's death.

- OPTION C (RETURN OF PREMIUM OPTION) Under this option, the death benefit is the current Face Amount, plus the sum of the premiums paid. This death benefit option is subject to an overall maximum, which is currently the Face Amount plus $5 million.

- OPTION D (DECREASING OPTION) Under this option, the death benefit is the current Face Amount, plus the lesser of:

       - the Account Value on the date we receive due proof of the insured's death; or

       - the Account Value on the date of the change from death benefit Option B (Return of Account Value) to Option D (Decreasing Option), reduced by any withdrawals.

DEATH BENEFIT OPTION CHANGES -- You may change your death benefit option by notifying us in writing. Any change will become effective on the Monthly Activity Date following the date we receive your request. If the insured dies before the Monthly Activity Date after we receive your request, we will pay the death benefit as if you had never changed your death benefit option.

The following changes are allowed without evidence of insurability:

- You may change Option A (Level Option) to Option B (Return of Account Value Option). If you do, the Face Amount will become that amount available as a death benefit immediately prior to the option change, decreased by the then current Account Value.

- You may change from Option B (Return of Account Value Option) to Option D (Decreasing Option). The Option D death benefit is the current Face Amount increased by the lesser of:

       - the Account Value on the date we receive due proof of death of the insured; or

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                                                                          43

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       -   the Account Value on the date of you changed the death benefit option from Option B (Return of Account Value) to Option D (Decreasing Option), reduced by any withdrawals.

- You may change Option C (Return of Premium Option) to Option A (Level Option). If you do, the Face Amount will become that amount available as a death benefit immediately prior to the option change.

In addition, you may change from Option B (Return of Account Value Option) to Option A (Level Option). However, if this change would result in a Face Amount that exceeds our guidelines and limitations that may be in effect, you must provide evidence of insurability satisfactory to us. If you do, the Face Amount will become the Face Amount immediately prior to the option change increased by the Account Value on the date of the option change.

You should consult a tax adviser regarding the possible adverse tax consequences resulting from a change in your death benefit option.

MINIMUM DEATH BENEFIT -- The policy must satisfy a death benefit compliance test to qualify as life insurance under section 7702 of the Internal Revenue Code. The test effectively requires that the death benefit always be equal to or greater than the Account Value multiplied by a certain percentage. Your policy has a minimum death benefit. We will automatically increase the death benefit so that it will never be less than the Account Value multiplied by the minimum death benefit percentage for the then current year. This percentage varies according to the policy year and each insured's issue age, sex (where unisex rates are not used) and insurance class. This percentage will never be less than 100% or greater than 1400%. The specified percentage applicable to you is listed on the specifications page of your policy.

EXAMPLES OF MINIMUM DEATH BENEFIT:

                                                              A           B
--------------------------------------------------------------------------------
 Face Amount                                                $100,000    $100,000
 Account Value                                                46,500      34,000
 Specified Percentage                                           250%        250%
 Death Benefit Option                                          Level       Level

In Example A, the death benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Account Value at the date of death of $46,500, multiplied by the specified percentage of 250%). This amount, less any outstanding Indebtedness, constitutes the death proceeds payable to the beneficiary.

In Example B, the death benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Account Value of $34,000, multiplied by the specified percentage of 250%).

UNSCHEDULED INCREASES AND DECREASES IN FACE AMOUNT -- At any time after the first policy year, you may request in writing to change the Face Amount. The minimum amount by which the Face Amount can be increased or decreased is based on our rules then in effect. We reserve the right to limit the number of increases or decreases made under the policy to not more than one in any 12 month period.

All requests to increase the Face Amount must be applied for on a new policy application and accompanied by your policy. All requests will be subject to evidence of insurability satisfactory to us. Any increase approved by us will be effective on the date shown on the new policy's specifications page, provided that the Monthly Deduction Amount for the first month after the effective date of increase is made. Any unscheduled increase will be subject to additional Monthly Per $1,000 Charges, additional cost of insurance charges and additional surrender charges, all of which are based on the attained age of the insured at the time of the increase. We will send you additional policy specification pages describing these charges. If you elect to decrease your Face Amount, the decrease will result in an overall reduction of charges because the amount of insurance coverage has decreased. However, the rate of charges will remain the same.

CHARGES AND POLICY VALUES -- Your policy values decrease due to the deduction of policy charges. Policy values may increase or decrease depending on investment performance; investment expenses and fees reduce the investment performance of the Sub-Accounts. Fluctuations in your account value may have an effect on your death benefit. If your policy lapses, the policy terminates and no death benefit will be paid.

MAKING WITHDRAWALS FROM YOUR POLICY

SURRENDER -- Provided your policy has a Cash Surrender Value, you may surrender your policy to us. We will pay you the Cash Surrender Value. Our liability under the policy will cease as of the date we receive your request in writing, or the date you request your surrender, whichever is later.

WITHDRAWALS -- You may make one withdrawal each calendar month. The minimum withdrawal is $500. The maximum withdrawal is the Cash Surrender Value less $1,000. If the death benefit option then in effect is Option A or Option C, the Face Amount will be decreased by an amount equal to the reduction in the Account Value resulting from the withdrawal. The minimum Face Amount required after a withdrawal is subject to our rules then in effect. Unless specified otherwise, the withdrawal will be deducted pro rata from the Fixed Account and the Sub-Accounts. Currently, we do not impose a withdrawal charge. However, we reserve the right to charge up to $10 per withdrawal.

We will normally pay You the amount of the Withdrawal or Cash Surrender Value, less any taxes and applicable charges, within seven calendar days of Our receipt of a good order

44

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request. We may, however, delay payment of amounts from the Sub-Accounts if the
New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission, the Commission declares that an emergency exists or the Commission by order permits the postponement of payment to protect Policy Owners. In addition, we may delay payment of proceeds that are not attributable to the Sub-Accounts for up to six months for the date of Our receipt of a good order request.

LOANS

AVAILABILITY OF LOANS -- At any time while the Policy is in force and has a Cash Surrender Value, You may obtain a loan from Us. We will hold the Policy as sole security for repayment of any such loans taken. We may defer granting a loan, for the period permitted by law but not more than six months, unless the loan is to be used to pay premiums on any policies You have with Us. The minimum loan is $500. In Tennessee, there is no minimum.

When you take a loan, an amount equal to the loan is transferred from your investment choices to the Loan Account as collateral.

Unless you specify otherwise, all loan amounts will be transferred on a pro rata basis from the Fixed Account and each of the Sub-Accounts to the Loan Account.

If total Indebtedness equals or exceeds the Cash Value on any Monthly Activity Date, your policy will go into default. See "Lapse and Reinstatement."

LOAN REPAYMENTS -- You can repay all or any part of a loan at any time while your policy is in force and the insured is alive. The amount of your policy loan repayment will be deducted from the Loan Account. It will be allocated among the Fixed Account and Sub-Accounts in the same percentage as premiums are allocated. All loan repayments must be clearly marked as such. Any payment not clearly marked as a loan repayment will be considered to be a premium payment.

EFFECT OF LOANS ON ACCOUNT VALUE -- A loan, whether or not repaid, will have a permanent effect on your Account Value and Death Benefit. This effect occurs because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. In addition, the rate of interest credited to the Fixed Account will usually be different than the rate credited to the Loan Account. The longer a loan is outstanding, the greater the effect on your Account Value is likely to be. Therefore, it is generally advisable to use any Premium Payments made to the Policy while a loan is outstanding to repay the loan. Such effect could be favorable or unfavorable. If the Fixed Account and the Sub-Accounts earn more than the annual interest rate for funds held in the Loan Account, your Account Value will not increase as rapidly as it would have had no loan been made. If the Fixed Account and the Sub-Accounts earn less than the Loan Account, then your Account Value will be greater than it would have been had no loan been made. Additionally, if not repaid, the aggregate amount of the outstanding Indebtedness will reduce the death proceeds and the Cash Surrender Value otherwise payable.

CREDITED INTEREST -- Any amounts in the Loan Account will be credited with interest at an annual rate of 3.0%.

INTEREST CHARGED ON INDEBTEDNESS -- Interest will accrue daily on the Indebtedness at the policy loan rate. Because the interest charged on Indebtedness may exceed the rate credited to the Loan Account, the Indebtedness may grow faster than the Loan Account. If this happens, additional collateral will be transferred to the Loan Account. The additional collateral equals the difference between the Indebtedness and the value of the Loan Account. The additional collateral, if any, will be transferred on each Monthly Activity Date from the Fixed Account and the Sub-Accounts to the Loan Account on a pro rata basis.

POLICY LOAN RATES -- The table below shows the maximum interest rates we will charge on your Indebtedness.

                                               MAXIMUM INTEREST RATE
                                          CHARGED EQUALS THE FIXED ACCOUNT
DURING POLICY YEARS                        MINIMUM CREDITED RATE 3% PLUS:
----------------------------------------------------------------------------------------------
                  1-10                               2%
              11 and later                          0.25%

LAPSE AND REINSTATEMENT

LAPSE AND GRACE PERIOD -- Your policy will go into default on any Monthly Activity Date on which the Account Value less Indebtedness is not sufficient to cover the Monthly Deduction Amount and the No-Lapse Guarantee is not available.

If the policy goes into default, we will send You a lapse notice to warn you that the policy is in danger of terminating. This notice will be mailed at least 61 days before your coverage is to terminate. It will be mailed both to you and to any assignee of record. This lapse notice will tell you the minimum premium required to keep the policy from terminating. This minimum premium will never be greater than an amount which results in a Cash Surrender Value equal to the current Monthly Deduction Amount plus the next two Monthly Deduction Amounts as of the date your policy goes into default.

We will keep your policy inforce for the 61-day period following the date your policy goes into default. We call that period the "Grace Period." However, if we have not received the required premiums (specified in your lapse notice) by the end of the Grace Period, the policy will terminate. If the insured dies during the Grace Period, we will pay the death proceeds.

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NO-LAPSE GUARANTEE -- The policy will remain inforce at the end of the policy
Grace Period as long as the No-Lapse Guarantee is available. The No-Lapse Guarantee is available as long as:

-   The policy is issued to an insured age 85 or less;

-   The No-Lapse Guarantee Period has not expired; and

- On each Monthly Activity Date during the No-Lapse Guarantee Period, the cumulative premiums paid into the policy, less Indebtedness and less withdrawals, equal or exceed an amount known as the Cumulative No-Lapse Guarantee Premium.

Starting on the effective date of your policy, the length of the No-Lapse Guarantee Period is:

-   20 years or to insured age 75 if sooner, but never less than 5 years.

While the No-Lapse Guarantee is available, we guarantee your Account Value will never be less than zero and your Death Benefit will be at least equal to the Face Amount. If the insured dies while the No-Lapse Guarantee is available, we will pay the death proceeds.

If there is any increase or decrease in the Face Amount, or any change in rider coverage or a change in insurance class, a new monthly NoLapse Guarantee Premium will be calculated. We will send you a notice of the new monthly No-Lapse Guarantee Premium, which will be used in calculating the Cumulative No-Lapse Guarantee Premium in subsequent months.

The No-Lapse Guarantee is not available if you elect the Modification of Cash Surrender Value Endorsement.

REINSTATEMENT -- Prior to the death of the insured, a policy may be reinstated prior to the maturity date, provided such policy has not been surrendered for cash, and provided further that:

-   You request reinstatement in writing within five years after termination;

-   You submit satisfactory evidence of insurability to us;

- Any Indebtedness existing at the time the policy was terminated is repaid or carried over to the reinstated policy; and

- You pay a premium sufficient to cover (a) all Monthly Deduction Amounts that are due and unpaid during the Grace Period and (b) the sum of Monthly Deduction Amounts for the next three months after the date the policy is reinstated.

The Account Value on the reinstatement date equals:

- Net Premiums derived from premiums paid at the time of policy reinstatement; minus

- the Monthly Deduction Amounts that were due and unpaid during the Grace Period; plus

-   any Indebtedness carried over to the reinstated policy.

-   The Surrender Charge is based on the duration from the original policy date.

FEDERAL TAX CONSIDERATIONS

INTRODUCTION

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code ("Code"), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trusts or estates that are subject to United States federal income tax, regardless of the source of their income. See "Life Insurance Purchases by Nonresident Aliens and Foreign Entities," regarding life insurance purchases by non-U.S. Persons.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of a life insurance contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

Although this discussion addresses some of the tax consequences if you use the Contract in various arrangements, including tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements or other employee benefits arrangements, the discussion is by no means exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification requirements or falls within a potentially adverse and/or broad tax definition or tax classification (e.g., for a deferred compensation or split-dollar arrangement). In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified

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tax adviser regarding the tax treatment of the proposed arrangement and of any
Contract used in it.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as a part of Hartford, which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves based on the policy.

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the policies. Hartford is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Hartford is the owner of the assets from which the tax benefits are derived.

INCOME TAXATION OF POLICY BENEFITS -- GENERALLY

For federal income tax purposes, the policies should be treated as life insurance contracts under Section 7702 of the Code. The death benefit under a life insurance contract is generally excluded from the gross income of the Beneficiary. However, there are exceptions to this general rule. Also, a life insurance policy owner is generally not taxed on increments in the contract value prior to a receipt of some amount from the policy, e.g., upon a partial or full surrender. Section 7702 imposes certain limits on the amounts of the premiums paid and cash value accumulations in a policy, in order for it to remain tax-qualified as a life insurance contract. We intend to monitor premium and cash value levels to assure compliance with the Section 7702 requirements.

At the time We issue the Policy, You must irrevocably elect one of the following tests to qualify the Policy as life insurance under section 7702 of the Code:
(a) the cash value accumulation test; or (b) the guideline premium and cash value corridor test.

Under the cash value accumulation test, a Policy's Death Benefit must be large enough to ensure that the Policy's Account Value is never larger than the net single premium that is needed to fund future benefits under the Policy. The net single premium under the Policy varies according to the age(s), sex(es) and underwriting class(s) of the insured(s) and is calculated in accordance with section 7702 and used to determine the minimum death benefit percentages stated in the Policy.

The guideline premium and cash value corridor test is made up of two components, each of which must be satisfied in order to qualify as life insurance under section 7702. Under the guideline premium portion of the test, the total premiums you pay cannot exceed your Policy's guideline premium limit. The guideline premium limit is the greater of the guideline single premium or the sum of the guideline level premiums to date. Under the cash value corridor portion of the test, the Policy's Death Benefit may not be less than the Policy Account Value multiplied by the minimum death benefit percentages set forth in section 7702 (and stated in the Policy).

There is some uncertainty as to the proper determination of the premium limits for purposes of Section 7702 and 7702A in the case of policies involving substandard risks. We believe our method of addressing substandard risks is reasonable, but the IRS could take a contrary view. Accordingly, there is a risk that the IRS could contend that certain policies involving substandard risks fail to meet the definition of life insurance in Section 7702 or should be considered modified endowment contracts.

We also believe that any loan received under a policy will be treated as indebtedness of the policy owner, and that no part of any loan under a policy will constitute income to the policy owner unless the policy is a modified endowment contract. There is a risk that the IRS could contend that certain preferred policy loans might not be loans for tax purposes. Instead, the IRS could treat these loans as distributions from the policy. If so, such amounts might be currently taxable. A surrender or assignment of the policy may have tax consequences depending upon the circumstances. Policy owners should consult a qualified tax adviser concerning the effect of such transactions.

During the first fifteen policy years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the policy.

FOR POLICIES WITH THE MATURITY DATE EXTENSION RIDER ONLY: The Maturity Date Extension Rider allows a policy owner to extend the maturity date to the date of the death of the insured. If the maturity date of the policy is extended by rider, we believe that the policy will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled maturity date. However, due to the lack of specific guidance on this issue, the result is not certain. If the policy is not treated as a life insurance contract for federal income tax purposes after the scheduled maturity date, among other things, the death proceeds may be taxable to the recipient. The policy owner should consult a qualified tax adviser regarding the possible adverse tax

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consequences resulting from an extension of the scheduled maturity date.

DIVERSIFICATION REQUIREMENTS

The Code requires that each sub-account of the Separate Account supporting your policy be adequately diversified. Code Section 817(h) provides that a variable life insurance contract will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as a life insurance contract, the policy owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

- no more than 55% of the value of the total assets of a segregated asset account underlying a variable contract is represented by any one investment,

-   no more than 70% is represented by any two investments,

-   no more than 80% is represented by any three investments and

-   no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the policy owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.

Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, Hartford obtained a private ruling letter ("PLR") from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. Hartford and the Funds will monitor the Funds' compliance with the terms and conditions contained in the PLR.

OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT

In order for a variable life insurance contract to qualify for income tax deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings, it would provide guidance on the extent to which contract owners may direct their investments to particular sub-accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

Rev. Rul. 2003-92, indicates that amplified by Rev. Rul. 2007-7, where interests in a partnership offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or other permitted entities.

Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the underlying fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.


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DISTRIBUTIONS OTHER THAN DEATH BENEFITS

Under existing provisions of the Code, increases in a policy owner's Investment Value are generally not taxable to the policy owner unless amounts are received (or are deemed to be received) under the policy prior to the insured's death. If the policy is surrendered or matures, the amount received will be includable in the policy owner's income to the extent that it exceeds the policy's "basis" or "investment in the contract." (If there is any debt at the time of a surrender or maturity, then such debt will be treated as an amount distributed to the policy owner.) The "investment in the contract" is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received previously under the policy to the extent such amounts received were excluded from gross income. Whether partial withdrawals (or loan or other amounts deemed to be received) from the policy constitute income to the policy owner depends, in part, upon whether the policy is considered a modified endowment contract for federal income tax purposes, as described below.

MODIFIED ENDOWMENT CONTRACTS

Code Section 7702A applies an additional limit on premiums paid, the "seven-pay" test, to life insurance contracts. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules described in Section 7702A(c). A modified endowment contract ("MEC") is a life insurance policy that satisfies the Section 7702 definition of a life insurance contract and either
(i) fails the seven-pay test of Section 7702A or (ii) is exchanged for a MEC. A policy fails the seven-pay test if the accumulated amount paid into the policy at any time during the first seven policy years (or during any later seven-year test period) exceeds the sum of the net level premiums that would have been paid up to that point if the policy provided for paid-up future benefits after the payment of seven level annual premiums. Computational rules for the seven-pay test are described in Section 7702A(c).

A new seven-pay test and seven-year test period may be applied each time that a policy undergoes a material change, which includes an increase in the Face Amount. In addition, if there is a reduction in benefits under the policy within any seven-year test period, the seven-pay test is applied retroactively as if the policy always had the reduced benefit level from the start of the seven-year test period. Any reduction in benefits attributable to the nonpayment of premiums will not be taken into account for purposes of the seven-pay test if the benefits are reinstated within 90 days after the reduction.

A policy that is classified as a MEC is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the death benefit is generally excluded from income tax and increments in contract value are not subject to current income tax (prior to an actual or deemed receipt of some amount). However, if the contract is classified as a MEC, then withdrawals and other amounts received or deemed received from the contract will be treated first as withdrawals of income and then as a tax-free recovery of premium payments or other basis. Thus, withdrawals will be includable in income to the extent the contract value exceeds the unrecovered basis. Also, the income portion of any amount received or deemed received prior to age 59 1/2 is subject to an additional 10% penalty tax, with certain exceptions. The amount of any loan (including unpaid interest thereon) under the contract will be treated as an amount received from the contract for income tax and additional 10% penalty tax purposes. In addition, if the policy owner assigns or pledges any portion of the value of a contract (or agrees to assign or pledge any portion), then such portion will be treated as an amount received from the contract for tax purposes. The policy owner's basis in the contract is increased by the amount includable in income with respect to such assignment, pledge or loan, though it is not affected by any other aspect of the assignment, pledge or loan (including its release or repayment).

All MEC policies that are issued in the same calendar year to the same policy owner by the same insurer (or its affiliates) are treated as one MEC policy for the purpose of determining the taxable portion of any loan or other amount received or deemed received that is subject to ordinary income tax or the 10% penalty tax. The adverse income tax (and 10% penalty tax) treatment of loans or other amounts received or deemed received from a MEC affects not only those amounts received or deemed received after the date on which a policy first becomes a MEC, but also those amounts received or deemed received in anticipation of the policy becoming a MEC. Amounts received or deemed received during the 2 years prior to such initial MEC date are automatically treated as amounts received in anticipation of MEC status.

Before assigning, pledging, or requesting a loan or other amount to be received under a policy that is a MEC, a policy owner should consult a qualified tax adviser.

We have instituted procedures to monitor whether a policy may become classified as a MEC.

ESTATE AND GENERATION SKIPPING TRANSFER TAXES

ESTATE TAX -- GENERALLY

When the insured dies, the death proceeds will generally be includable in the policy owner's estate for purposes of federal estate tax if the insured owned the policy. If the policy owner was not the insured, the fair market value of the policy would be included in the policy owner's estate upon the policy owner's death. The policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

GENERATION SKIPPING TRANSFER TAX -- GENERALLY

Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance

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policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

FEDERAL INCOME TAX WITHHOLDING AND REPORTING

If any amounts are (or are deemed to be) current taxable income to the policy owner, such amounts will generally be subject to federal income tax withholding and reporting, pursuant to the Code.

EMPLOYER-OWNED LIFE INSURANCE, NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES

Effective for all "employer-owned life insurance contracts" issued after August 17, 2006, Code Section 101(j) provides that death benefits from an "employer-owned life insurance contract" are subject to federal income tax in excess of premiums and other amounts paid, unless certain notice and consent requirements are satisfied and an exception under Section 101(j) applies.

An "employer-owned life insurance contract" is defined as a life insurance contract which --

    (i) is owned by a person engaged in a trade or business ("policyholder") under which the policyholder (or a related person) is directly or indirectly a beneficiary under the contract, and

    (ii) covers the life of an insured who is an employee with respect to the trade or business of the policyholder. For these purposes, the term "employee" means all employees, including officers and highly compensated employees, as well as directors.

Notice and consent is generally satisfied if, before the contract is issued, the employee --

- is notified in writing that the policyholder intends to insure the employee's life and the maximum face amount for which the employee could be insured at the time the contract was issued,

- provides written consent to being insured under the contract and that such coverage may continue after the insured terminates employment, and

- is informed in writing that the policyholder (or a related party) will be a beneficiary of any proceeds payable upon the death of the employee.

If the notice and consent requirements are met, the death benefit of an employer-owned life insurance contract will not be taxable if an exception under
Section 101(j) applies. Section 101(j) provides exceptions based on the insured's status (e.g., a director or certain highly compensated employees or an insured who was an employee at any time within the 12-month period before the insured's death) with respect to the policyholder, as well as exceptions for death benefit amounts paid to certain of the insured's heirs (e.g., the insured's estate or any individual who is the designated beneficiary of the insured under the contract (other than the policyholder)).

Section 6039I imposes annual reporting and recordkeeping requirements on employers that own one or more employer-owned life insurance contracts.

If a policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules.

Increases in the Investment Value of a contract may be considered in the determination of the corporate alternative minimum tax ("AMT") income. Death benefit proceeds in excess of AMT basis may be included in the computation of AMT income.

Prior to purchasing a life insurance contract, a trade or business should consult with a qualified tax advisor.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN ENTITIES

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies and required tax forms are submitted to us. If withholding applies, we are required to withhold tax at the 30% rate, or lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prior to purchasing a life insurance contract, nonresident aliens and foreign entities should consult with a qualified tax advisor.

TAX DISCLOSURE OBLIGATIONS

In some instances certain transactions must be disclosed to the IRS or penalties could apply. See for example, IRS Notice 2004-67. The Code also requires certain "material advisers" to maintain a list of persons participating in such "reportable transactions," which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by Hartford, the Owner(s) or other persons involved in transactions involving life insurance contracts. It is the responsibility of each party, in consultation with their tax and legal advisors, to determine whether the particular facts and circumstances warrant such disclosure.

SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS

If a life insurance contract is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified

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under Section 401(a) of the Internal Revenue Code ("Qualified Plan") for the
benefit of participants covered under the plan, the federal and state income and estate tax treatment of such policies will be somewhat different from that described this section. The purchase may also affect the qualified nature of the plan.

The plan participant of a Qualified Plan must recognize the economic benefit of the insurance protection as income each year. The amount of economic benefit is measured by an IRS Table (currently Table 2001) or by a one-year term product of the insurer that meets specific IRS parameters outlined in IRS Notice 2002-8.

The death benefit under a life insurance contract is generally excluded from the gross income of the beneficiary. When life insurance is purchased within a Qualified Plan, the amount that is received income tax free is the difference between the face amount and the cash surrender value, but only to the extent that the participant has properly recognized into income the appropriate amount of economic benefit.

A Qualified Plan is subject to the so called "incidental benefit rules." A Qualified Plan is permitted to hold life insurance, so long as the life insurance coverage is "incidental" to the primary purpose of the plan and the plan document permits the purchase of life insurance. Life insurance coverage is considered "incidental" if less than 50 percent of the contributions can be used to purchase whole life insurance. Generally, for term, universal or variable life insurance, no more than 25 percent of such contributions may be used. The "incidental benefit" rules may also be satisfied if the death benefit does not exceed 100 times the participant's anticipated monthly normal retirement benefit. If the Qualified Plan does not comply with the incidental benefit rules, it may be subject to adverse tax consequences.

In April 2005, the Treasury Department and the IRS issued Rev. Proc. 2005-25 which discusses the valuation of life insurance policies within the context of Qualified Plans and Sections 83 and 79 of the Internal Revenue Code. In August of 2005, the Treasury Department issued final regulations clarifying that a life insurance policy transferred out of a Qualified Plan must be taxed at its full fair market value. The preamble to the final regulations states that taxpayers may rely on the safe harbor method for computing full fair market value discussed in Rev. Proc. 2005-25. Transfers may adversely affect the qualified plan if certain conditions are not met.

Distributions from Qualified Plans are generally subject to ordinary income tax, and if taken prior to age 59 1/2, a 10% federal tax penalty may apply to amounts distributed from the Qualified Plan. Also, distributions from a Qualified Plan generally are subject to federal income tax withholding requirements.

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974 as amended ("ERISA").

Purchasers of life insurance in a Qualified Plan should consult a qualified tax advisor to ensure that they comply with these complex rules and understand the federal and state income and estate tax treatment of such policies.

FOR POLICIES WITH THE LIFE ACCESS BENEFIT RIDER ONLY:

SPECIAL CONSIDERATIONS REGARDING THE LIFEACCESS ACCELERATED BENEFIT RIDER

The following is based on our general understanding of current Federal tax laws and is not intended as legal or tax advice. The policy owner should consult a qualified personal tax advisor to determine the consequences of purchasing and exercising the benefits provided by the Rider.

The LifeAccess Accelerated Benefit Rider allows a policy owner to accelerate all or a portion of their Death Benefit and any term amount (each as determined at the time of initial payment) if the Insured provides valid certification that the Insured is Chronically Ill, as defined in the Rider, and otherwise satisfies the terms of the Rider. We have designed this Rider so that the benefits paid under the Rider will be treated for federal income tax purposes as accelerated death benefits under Section 101(g)(1)(B) of the Code. The benefit is intended to qualify for exclusion from income subject to the qualification requirements under applicable provisions of the Code, which are dependent on the recipient's particular circumstances. Subject to state variations, a policy owner may elect to receive the accelerated benefit in monthly payments or in a lump sum, as described in the policy. Receipt of an accelerated benefit payable monthly may be treated differently than if you receive the payment in a lump sum for Federal tax purposes. Accelerated benefits under this Rider may be taxable as income. You should consult a personal tax advisor before purchasing the Rider or applying for benefits.

The exclusion from income tax for accelerated death benefits does not apply to any amounts paid to a policy owner other than the Insured if the policy owner has an insurable interest with respect to the life of the Insured by reason of the Insured being an officer, employee or director of the policy owner or by reason of the Insured being financially interested in any trade or business carried on by the policy owner. In addition, special rules apply to determine the taxability of benefits when there is more than one contract providing accelerated benefits on account of chronic illness and/or other insurance policies on the Insured that will pay similar benefits, and more than one policy owner. Where the owner and insured are not the same (e.g., when a policy with the Rider is owned by an irrevocable life insurance trust), other tax considerations may also arise in connection with getting benefits to the Insured, for example, gift taxes in personal settings, compensation income in the employment context and inclusion of the life insurance policy or policy proceeds for estate tax purposes.

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Death Benefit, Account Value, Cash Value and the Loan Account Value, if any,
will be reduced if your receive accelerated death benefits under this Rider. Any adjustments made to the Death Benefit and other values as a result of payments under the Rider will also generally cause adjustments to the tax limits that apply to your policy. Any amount you receive as an accelerated death benefit will reduce the amount the named Beneficiary(ies) under the Policy may receive upon the death of the Insured.

The Rider is not intended to be a health contract or a qualified long term care insurance contract under section 7702B(b) of the Code nor is it intended to be a non-qualified long term care contract and it is not intended or designed to eliminate the need for such coverage.

The policy owner's and/or the policy owner's spouse or dependents' eligibility for certain public assistance programs, such as Medicaid, and other government benefits or entitlements may be affected by owning this Rider or by receiving benefits under the Rider.

Although we do not believe the charges for this Rider should be treated as distributions for income tax purposes, there is a possibility that the charges may be considered distributions and may be taxable to the owner to the extent not considered a nontaxable return of premiums paid for the life insurance policy. Charges for the Rider are not deductible as medical expenses for income tax purposes.

Certain transfers-for-value of a life insurance policy cause the policy's death benefit to be subject to income tax when paid. If there is such a transfer-for-value, benefits accelerated under this Rider may also be subject to income tax.

For income tax purposes, payment of benefits will be reported to the policy owner. The policy owner must then file the applicable IRS form to determine the amounts to be included or excluded from income for the applicable tax year. If there is more than one accelerated death benefit rider for chronic illness, other insurance policies on the Insured that will pay similar benefits, or any other reimbursement of the Insured's expenses, receipt of all such benefits must be considered to determine your tax obligation.

LEGAL PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's results of operations or cash flows in particular quarterly or annual periods.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a policy owner's ability to make certain transactions and thereby we may refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

ILLUSTRATIONS OF POLICY BENEFITS

In order to help you understand how your policy values would vary over time under different sets of assumptions, we will provide you with certain illustrations upon request. These illustrations will be based on the age and insurance risk characteristics of the insured and will also be based on the stated amount of insurance, death benefit option, premium payment pattern and hypothetical rates of return that you request. You can request such personalized illustrations at any time from your financial professional. We have included an example of an illustration as Appendix A to this prospectus.

52

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FINANCIAL INFORMATION

We have included the financial statements for the Company and the Separate Account for the year ended December 31, 2008 in the Statement of Additional Information (SAI). In addition we have included the following:

Hartford Life Insurance Company Policies:

We have incorporated by reference the quarterly report for the Company on Form 10-Q for the quarterly period ended June 30, 2009 in the SAI.

Hartford Life and Annuity Insurance Company Policies:

We have included the unaudited quarterly statutory filing for the Company for the period ended June 30, 2009 in the SAI. Deloitte & Touche, LLP has not audited, reviewed or complied the financial statements and assures no responsibility for them.

To receive a copy of the SAI free of charge, call your financial professional or write to us at:

The Hartford
P.O. Box 2999
Hartford, CT 06104-2999

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GLOSSARY OF SPECIAL TERMS

1933 ACT: Refers to the Securities Act of 1933, as amended.

1940 ACT: Refers to the Investment Company Act of 1940, as amended.

ACCOUNT VALUE: the total of all amounts in the Fixed Account, Loan Account and Sub-Accounts.

APPLICATION: A form or set of forms that must be completed and signed by the prospective Owner and each Insured before We can issue a Policy.

BENEFICIARY: The person or persons designated in the Application or the most recent Beneficiary designation in our files, to whom insurance proceeds are paid.

CASH SURRENDER VALUE: the Cash Value less all Indebtedness.

CASH VALUE: the Account Value less any applicable Surrender Charges.

COMPANY (ISSUING COMPANY): Either Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company. The name of the company that issues your policy appears on the policy and is determined primarily by the state where you purchased the policy.

CUMULATIVE NO-LAPSE GUARANTEE PREMIUM: The premium required to maintain the No-Lapse guarantee.

DESIGNATED ADDRESS: Our address for receiving premium payments and other policyholder requests.

The Designated Address for sending premium payments is The Hartford, P.O. Box 64273, St. Paul, MN 55164-0273 or to our Individual Life Operations Center at The Hartford, 500 Bielenberg Drive, Woodbury, MN 55125.

The Designated Address for sending all other policy holder transactions is to our Individual Life Operations Center at The Hartford, 500 Bielenberg Drive, Woodbury, MN 55125.

FACE AMOUNT: an amount we use to determine the Death Benefit. On the policy date, the Face Amount equals the initial Face Amount shown in your policy. Thereafter, it may change under the terms of the policy.

FIXED ACCOUNT: part of our general account to which all or a portion of the Account Value may be allocated.

FUNDS: the registered open-end management companies in which assets of the Separate Account may be invested.

GOOD ORDER: means all necessary documents and forms are complete and in our possession.

INDEBTEDNESS: all loans taken on the policy, plus any interest due or accrued minus any loan repayments.

LOAN ACCOUNT: an account established for any amounts transferred from the Fixed Account and Sub-Accounts as a result of loans. The amounts in the Loan Account are credited with interest and are not subject to the investment experience of any Sub-Accounts.

MONTHLY ACTIVITY DATE: the policy date and the same date in each succeeding month as the policy date. However, whenever the Monthly Activity Date falls on a date other than a Valuation Day, the Monthly Activity Date will be deemed to be the next Valuation Day.

MONTHLY DEDUCTION AMOUNT: the total amount of charges deducted from the policy on a monthly basis.

NET PREMIUM: the amount of premium credited to Account Value. It is premium paid minus the sales load and premium tax charge.

PRO RATA BASIS: an allocation method based on the proportion of the Account Value in the Fixed Account and each Sub-Account.

SEPARATE ACCOUNT: an account which has been established by us to separate the assets funding the variable benefits for the class of contracts to which the policy belongs from our other assets.

SUB-ACCOUNT: a subdivision of the Separate Account.

SURRENDER CHARGE: a charge that may be assessed if you surrender your policy or the Face Amount is decreased.

VALUATION DAY: the date on which a Sub-Account is valued. This occurs every day the New York Stock Exchange is open for trading. Values of each Sub-Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

WE, US, OUR: Either Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company.

YOU, YOUR: the owner of the policy.

54

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APPENDIX A -- HYPOTHETICAL ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES AND
CASH SURRENDER VALUES

The tables illustrate the way policies will perform based on assumptions about returns and the insured's characteristics. The illustrations show how the death benefit, cash surrender value and account value will vary over time, assuming hypothetical gross rates of return, 0%, 6% and 12%. The illustrations are based on the assumptions stated above each illustration and assume no rider benefits or allocations to the Fixed Account. The illustrations show the Option A (Level) death benefit option.

Policy values would be higher or lower from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% and 12%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) account values were allocated differently among the Subaccounts. The policy values would also differ if a policy loan or withdrawal were made.

The death benefits, cash surrender values and account values shown in the tables reflect: (i) deductions from premiums for the sales charge and state and federal premium tax charge and (ii) monthly deduction for per thousand charges, mortality and expense risk charges and cost of insurance charges.

The amounts shown for the death benefits, account values and cash surrender values as of the end of each Policy Year take into account an arithmetic average of underlying Fund fees. The gross annual investment return rates of 0%, 6% and 12% on the Fund's assets are equal to net annual investment return rates (net of the underlying Fund charges) of -0.89%, 5.11% and 11.11%, respectively.

Where required by law or upon request, the Company, through its agent, will provide you a personalized illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show the weighted average Fund expenses, arithmetic average Fund expenses and/or the actual Fund expenses depending on what you request. An explanation of how the Fund expenses are calculated will appear on the illustration. The hypothetical gross annual investment return assumed in such an illustration would not exceed 12%.

-------------------------------------------------------------------------------

                        HARTFORD LIFE INSURANCE COMPANY
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
                          HARTFORD LEADERS VUL LIBERTY
                 DEATH BENEFIT OPTION: RETURN OF ACCOUNT VALUE
                              $624,000 FACE AMOUNT
                    ISSUE AGE: 40 MALE STANDARD NON-NICOTINE
                            $24,000 PLANNED PREMIUM
                   (BSAED ON CURRENT, NON GUARANTEED CHARGES)

              TOTAL
             PREMIUMS
             WITH 5%                       DEATH BENEFIT                                     ACCOUNT VALUE
  YEAR       INTEREST        0%                6%                 12%          0%               6%                 12%
---------------------------------------------------------------------------------------------------------------------------
    1           $25,200     $642,320          $643,538            $644,759    $18,320           $19,538             $20,759
    2           $51,660     $659,649          $663,209            $666,920    $35,649           $39,209             $42,920
    3           $79,443     $676,570          $683,604            $691,230    $52,570           $59,604             $67,230
    4          $108,615     $693,134          $704,801            $717,964    $69,134           $80,801             $93,964
    5          $139,246     $709,366          $726,856            $747,392    $85,366          $102,856            $123,392
    6          $171,408     $730,443          $755,173            $785,351   $106,443          $131,173            $161,351
    7          $205,179     $751,140          $784,701            $827,210   $127,140          $160,701            $203,210
    8          $240,638     $771,459          $815,493            $873,373   $147,459          $191,493            $249,373
    9          $277,869     $791,396          $847,590            $924,933   $167,396          $223,590            $300,281
   10          $316,963     $810,945          $881,039          $1,062,558   $186,945          $257,039            $356,351
   15          $543,780     $910,464        $1,167,827          $1,919,192   $286,464          $459,210            $754,660
   20          $833,262   $1,001,187        $1,558,875          $3,092,932   $377,187          $711,052          $1,410,784
   25        $1,063,477     $967,347        $1,700,144          $4,453,770   $343,347          $888,765          $2,328,245
   30        $1,357,296     $921,368        $1,860,604          $6,435,367   $297,368        $1,100,233          $3,805,432
   35        $1,732,292     $857,756        $2,043,950          $9,333,726   $233,756        $1,350,675          $6,167,878
   40        $2,210,892     $765,519        $2,265,773         $13,609,134   $141,519        $1,641,773          $9,903,962
   45        $2,821,721           $0        $2,585,450         $20,047,434         $0        $1,961,450         $15,758,827
   50        $3,601,311           $0        $2,924,300         $29,961,761         $0        $2,300,300         $24,964,182
   55        $4,596,286           $0        $3,247,272         $44,871,295         $0        $2,623,272         $39,269,501
   60        $5,866,155           $0        $3,520,277         $65,329,854         $0        $2,896,277         $62,917,594
   65        $7,486,866           $0        $4,316,477        $107,099,867         $0        $3,692,477        $106,039,472
   70        $9,555,349           $0        $5,311,036        $179,839,804         $0        $4,687,036        $178,059,212
   75       $12,195,316           $0        $6,554,162        $301,104,706         $0        $5,930,162        $298,123,472
   80       $15,564,657           $0        $8,123,680        $503,815,077         $0        $7,499,680        $498,826,809


                        CASH SURRENDER VALUE
  YEAR        0%               6%                 12%
---------  -----------------------------------------------
    1         $9,272           $10,490             $11,711
    2        $27,250           $30,810             $34,521
    3        $44,820           $51,854             $59,480
    4        $62,033           $73,700             $86,862
    5        $78,914           $96,404            $116,939
    6       $100,639          $125,370            $155,548
    7       $121,986          $155,547            $198,056
    8       $142,954          $186,988            $244,868
    9       $163,539          $219,734            $296,425
   10       $186,945          $257,039            $356,351
   15       $286,464          $459,210            $754,660
   20       $377,187          $711,052          $1,410,784
   25       $343,347          $888,765          $2,328,245
   30       $297,368        $1,100,233          $3,805,432
   35       $233,756        $1,350,675          $6,167,878
   40       $141,519        $1,641,773          $9,903,962
   45             $0        $1,961,450         $15,758,827
   50             $0        $2,300,300         $24,964,182
   55             $0        $2,623,272         $39,269,501
   60             $0        $2,896,277         $62,917,594
   65             $0        $3,692,477        $106,039,472
   70             $0        $4,687,036        $178,059,212
   75             $0        $5,930,162        $298,123,472
   80             $0        $7,499,680        $498,826,809

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

56

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                        HARTFORD LIFE INSURANCE COMPANY
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
                          HARTFORD LEADERS VUL LIBERTY
                 DEATH BENEFIT OPTION: RETURN OF ACCOUNT VALUE
                              $624,000 FACE AMOUNT
                    ISSUE AGE: 40 MALE STANDARD NON-NICOTINE
                            $24,000 PLANNED PREMIUM
                         (BASED ON GUARANTEED CHARGES)

              TOTAL
             PREMIUMS
             WITH 5%                      DEATH BENEFIT                                   ACCOUNT VALUE
  YEAR       INTEREST       0%               6%                 12%          0%              6%                12%
-----------------------------------------------------------------------------------------------------------------------
    1           $25,200   $641,527          $642,710            $643,895    $17,527         $18,710             $19,895
    2           $51,660   $657,944          $661,379            $664,962    $33,944         $37,379             $40,962
    3           $79,443   $674,004          $680,767            $688,105    $50,004         $56,767             $64,105
    4          $108,615   $689,700          $700,893            $713,529    $65,700         $76,893             $89,529
    5          $139,246   $705,008          $721,756            $741,435    $81,008         $97,756            $117,435
    6          $171,408   $719,920          $743,378            $772,070    $95,920        $119,378            $148,070
    7          $205,179   $734,449          $765,797            $805,724   $110,449        $141,797            $181,724
    8          $240,638   $748,588          $789,037            $842,697   $124,588        $165,037            $218,697
    9          $277,869   $762,412          $813,204            $883,406   $138,412        $189,204            $259,406
   10          $316,963   $775,906          $838,320            $928,219   $151,906        $214,320            $304,219
   15          $543,780   $858,844        $1,004,655          $1,610,603   $234,844        $380,655            $633,318
   20          $833,262   $927,365        $1,267,661          $2,513,381   $303,365        $578,220          $1,146,432
   25        $1,063,477   $872,235        $1,315,083          $3,444,034   $248,235        $687,471          $1,800,397
   30        $1,357,296   $796,560        $1,423,766          $4,710,147   $172,560        $799,766          $2,785,256
   35        $1,732,292   $690,407        $1,526,275          $6,436,359    $66,407        $902,275          $4,253,250
   40        $2,210,892         $0        $1,585,909          $8,763,783         $0        $961,909          $6,377,788
   45        $2,821,721         $0        $1,537,557         $11,871,081         $0        $913,557          $9,331,583
   50        $3,601,311         $0        $1,279,971         $15,946,951         $0        $655,971         $13,287,022
   55        $4,596,286         $0          $688,494         $21,211,052         $0         $64,494         $18,563,035
   60        $5,866,155         $0                $0         $28,246,978         $0              $0         $27,203,978
   65        $7,486,866         $0                $0         $44,499,308         $0              $0         $43,875,308
   70        $9,555,349         $0                $0         $71,995,743         $0              $0         $71,282,914
   75       $12,195,316         $0                $0        $116,519,871         $0              $0        $115,366,209
   80       $15,564,657         $0                $0        $186,711,832         $0              $0        $184,863,200


                       CASH SURRENDER VALUE
  YEAR        0%              6%                12%
---------  ---------------------------------------------
    1         $8,479          $9,662             $10,847
    2        $25,545         $28,980             $32,563
    3        $42,254         $49,017             $56,355
    4        $58,599         $69,792             $82,427
    5        $74,556         $91,304            $110,983
    6        $90,117        $113,574            $142,267
    7       $105,295        $136,643            $176,570
    8       $120,083        $160,532            $214,191
    9       $134,556        $185,348            $255,549
   10       $151,906        $214,320            $304,219
   15       $234,844        $380,655            $633,318
   20       $303,365        $578,220          $1,146,432
   25       $248,235        $687,471          $1,800,397
   30       $172,560        $799,766          $2,785,256
   35        $66,407        $902,275          $4,253,250
   40             $0        $961,909          $6,377,788
   45             $0        $913,557          $9,331,583
   50             $0        $655,971         $13,287,022
   55             $0         $64,494         $18,563,035
   60             $0              $0         $27,203,978
   65             $0              $0         $43,875,308
   70             $0              $0         $71,282,914
   75             $0              $0        $115,366,209
   80             $0              $0        $184,863,200

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

-------------------------------------------------------------------------------

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
                          HARTFORD LEADERS VUL LIBERTY
                 DEATH BENEFIT OPTION: RETURN OF ACCOUNT VALUE
                              $746,000 FACE AMOUNT
                    ISSUE AGE: 41 MALE STANDARD NON-NICOTINE
                      $30,000 PLANNED PREMIUM FOR 20 YEARS
                   (BSAED ON CURRENT, NON GUARANTEED CHARGES)

              TOTAL
             PREMIUMS
             WITH 5%                       DEATH BENEFIT                                     ACCOUNT VALUE
  YEAR       INTEREST        0%                6%                 12%          0%               6%                 12%
---------------------------------------------------------------------------------------------------------------------------
    1           $31,500     $768,892          $770,415            $771,940    $22,892           $24,415             $25,940
    2           $64,575     $790,532          $794,980            $799,617    $44,532           $48,980             $53,617
    3           $99,304     $811,653          $820,442            $829,971    $65,653           $74,442             $83,971
    4          $135,769     $832,327          $846,902            $863,346    $86,327          $100,902            $117,346
    5          $174,057     $852,584          $874,431            $900,082   $106,584          $128,431            $154,082
    6          $214,260     $878,941          $909,831            $947,526   $132,941          $163,831            $201,526
    7          $256,473     $904,827          $946,747            $999,845   $158,827          $200,747            $253,845
    8          $300,797     $930,246          $985,251          $1,057,552   $184,246          $239,251            $311,552
    9          $347,337     $955,189        $1,025,392          $1,121,193   $209,189          $279,392            $375,193
   10          $396,204     $979,642        $1,067,217          $1,285,509   $233,642          $321,217            $445,287
   15          $679,725   $1,104,027        $1,415,795          $2,326,448   $358,027          $573,963            $943,142
   20        $1,041,578   $1,217,286        $1,893,641          $3,756,513   $471,286          $888,745          $1,763,050
   25        $1,329,346   $1,174,361        $2,070,738          $5,423,354   $428,361        $1,110,304          $2,907,934
   30        $1,696,620   $1,115,427        $2,268,170          $7,842,770   $369,427        $1,372,993          $4,747,468
   35        $2,165,365   $1,033,178        $2,494,497         $11,387,243   $287,178        $1,682,663          $7,681,264
   40        $2,763,615     $912,281        $2,786,245         $16,632,271   $166,281        $2,040,245         $12,312,449
   45        $3,527,151           $0        $3,174,917         $24,566,262         $0        $2,428,917         $19,566,760
   50        $4,501,638           $0        $3,583,222         $36,815,735         $0        $2,837,222         $30,972,990
   55        $5,745,358           $0        $3,958,767         $54,956,920         $0        $3,212,767         $48,661,141
   60        $7,332,694           $0        $4,390,534         $79,868,314         $0        $3,644,534         $79,077,539
   65        $9,358,582           $0        $5,390,100        $134,547,136         $0        $4,644,100        $133,214,986
   70       $11,944,186           $0        $6,634,985        $225,728,918         $0        $5,888,985        $223,493,978
   75       $15,244,145           $0        $8,195,236        $377,839,811         $0        $7,449,236        $374,098,823
   79       $18,529,353           $0        $9,734,937        $570,362,123         $0        $8,988,937        $564,714,973


                        CASH SURRENDER VALUE
  YEAR        0%               6%                 12%
---------  -----------------------------------------------
    1        $11,702           $13,225             $14,750
    2        $34,140           $38,589             $43,225
    3        $56,060           $64,848             $74,377
    4        $77,532           $92,107            $108,551
    5        $98,586          $120,433            $146,085
    6       $125,742          $156,632            $194,327
    7       $152,426          $194,347            $247,445
    8       $178,643          $233,648            $305,950
    9       $204,384          $274,587            $370,389
   10       $233,642          $321,217            $445,287
   15       $358,027          $573,963            $943,142
   20       $471,286          $888,745          $1,763,050
   25       $428,361        $1,110,304          $2,907,934
   30       $369,427        $1,372,993          $4,747,468
   35       $287,178        $1,682,663          $7,681,264
   40       $166,281        $2,040,245         $12,312,449
   45             $0        $2,428,917         $19,566,760
   50             $0        $2,837,222         $30,972,990
   55             $0        $3,212,767         $48,661,141
   60             $0        $3,644,534         $79,077,539
   65             $0        $4,644,100        $133,214,986
   70             $0        $5,888,985        $223,493,978
   75             $0        $7,449,236        $374,098,823
   79             $0        $8,988,937        $564,714,973

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

58

-------------------------------------------------------------------------------

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
                          HARTFORD LEADERS VUL LIBERTY
                 DEATH BENEFIT OPTION: RETURN OF ACCOUNT VALUE
                              $746,000 FACE AMOUNT
                    ISSUE AGE: 41 MALE STANDARD NON-NICOTINE
                      $30,000 PLANNED PREMIUM FOR 20 YEARS
                         (BASED ON GUARANTEED CHARGES)

              TOTAL
             PREMIUMS
             WITH 5%                       DEATH BENEFIT                                     ACCOUNT VALUE
  YEAR       INTEREST        0%                6%                 12%          0%               6%                 12%
---------------------------------------------------------------------------------------------------------------------------
    1           $31,500     $767,875          $769,353            $770,833    $21,875           $23,353             $24,833
    2           $64,575     $788,299          $792,587            $797,059    $42,299           $46,587             $51,059
    3           $99,304     $808,269          $816,706            $825,860    $62,269           $70,706             $79,860
    4          $135,769     $827,756          $841,709            $857,464    $81,756           $95,709            $111,464
    5          $174,057     $846,752          $867,622            $892,148   $100,752          $121,622            $146,148
    6          $214,260     $865,272          $894,491            $930,238   $119,272          $148,491            $184,238
    7          $256,473     $883,308          $922,344            $972,074   $137,308          $176,344            $226,074
    8          $300,797     $900,950          $951,309          $1,018,131   $154,950          $205,309            $272,131
    9          $347,337     $918,181          $981,411          $1,068,824   $172,181          $235,411            $322,824
   10          $396,204     $934,971        $1,012,664          $1,124,595   $188,971          $266,664            $378,595
   15          $679,725   $1,037,845        $1,219,304          $1,943,022   $291,845          $473,304            $787,701
   20        $1,041,578   $1,122,333        $1,530,721          $3,034,426   $376,333          $718,415          $1,424,152
   25        $1,329,346   $1,050,703        $1,597,034          $4,157,246   $304,703          $851,034          $2,229,063
   30        $1,696,620     $953,429        $1,731,726          $5,684,216   $207,429          $985,726          $3,440,829
   35        $2,165,365     $814,846        $1,848,827          $7,763,044    $68,846        $1,102,827          $5,236,561
   40        $2,763,615           $0        $1,903,187         $10,560,928         $0        $1,157,187          $7,817,987
   45        $3,527,151           $0        $1,808,583         $14,287,394         $0        $1,062,583         $11,379,753
   50        $4,501,638           $0        $1,433,243         $19,151,986         $0          $687,243         $16,112,520
   55        $5,745,358           $0                $0         $25,437,727         $0                $0         $22,523,621
   60        $7,332,694           $0                $0         $34,639,457         $0                $0         $33,893,457
   65        $9,358,582           $0                $0         $55,399,232         $0                $0         $54,653,232
   70       $11,944,186           $0                $0         $89,626,122         $0                $0         $88,738,734
   75       $15,244,145           $0                $0        $144,798,193         $0                $0        $143,364,548
   79       $18,529,353           $0                $0        $210,956,879         $0                $0        $208,868,197


                        CASH SURRENDER VALUE
  YEAR        0%               6%                 12%
---------  -----------------------------------------------
    1        $10,685           $12,163             $13,643
    2        $31,907           $36,196             $40,667
    3        $52,676           $61,112             $70,266
    4        $72,961           $86,914            $102,669
    5        $92,755          $113,625            $138,151
    6       $112,073          $141,292            $177,040
    7       $130,908          $169,944            $219,673
    8       $149,348          $199,706            $266,528
    9       $167,377          $230,607            $318,019
   10       $188,971          $266,664            $378,595
   15       $291,845          $473,304            $787,701
   20       $376,333          $718,415          $1,424,152
   25       $304,703          $851,034          $2,229,063
   30       $207,429          $985,726          $3,440,829
   35        $68,846        $1,102,827          $5,236,561
   40             $0        $1,157,187          $7,817,987
   45             $0        $1,062,583         $11,379,753
   50             $0          $687,243         $16,112,520
   55             $0                $0         $22,523,621
   60             $0                $0         $33,893,457
   65             $0                $0         $54,653,232
   70             $0                $0         $88,738,734
   75             $0                $0        $143,364,548
   79             $0                $0        $208,868,197

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

-------------------------------------------------------------------------------

WHERE YOU CAN FIND MORE INFORMATION

We provide information about our financial strength in reports filed with the SEC and state insurance departments. For example, we file annual reports (Form 10-K), quarterly reports (Form 10-Q) and periodic reports (Form 8-K) with the SEC. Forms 10-K and 10-Q include information such as our financial statements, management discussion and analysis of the previous year of operations, risk factors, and other information. Form 8-K reports are used to communicate important developments that are not otherwise disclosed in the other forms described above.

You may read or copy these reports at the SEC's Public Reference Room at 100 F. Street N.E., Room 1580, Washington, D.C. 20549-2001. You may also obtain reports and other information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.hartfordinvestor.com or visiting the SEC website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.

811-07271

811-07273

                                     PART B

STATEMENT OF ADDITIONAL INFORMATION (PART B)
HARTFORD LEADERS VUL LIBERTY (SERIES II)
SEPARATE ACCOUNT VL II
HARTFORD LIFE INSURANCE COMPANY

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus. To obtain a prospectus, call us at 1-800-231-5453.

DATE OF PROSPECTUS: AUGUST 7, 2009

DATE OF STATEMENT OF ADDITIONAL INFORMATION: AUGUST 7, 2009

2                                            HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                          PAGE
--------------------------------------------------------------------------------
GENERAL INFORMATION AND HISTORY                                                3
SERVICES                                                                       3
EXPERTS                                                                        3
DISTRIBUTION OF THE POLICIES                                                   3
ADDITIONAL INFORMATION ABOUT CHARGES                                           4
PERFORMANCE DATA                                                               4
FINANCIAL STATEMENTS                                                           5

HARTFORD LIFE INSURANCE COMPANY                                            3

-------------------------------------------------------------------------------

GENERAL INFORMATION AND HISTORY

HARTFORD LIFE INSURANCE COMPANY ("HARTFORD") -- Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States and the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

Hartford Life and Annuity Insurance Company is controlled by Hartford Life Insurance Company, which is controlled by Hartford Life & Accident Insurance Company, which is controlled by Hartford Life Inc., which is controlled by Hartford Accident & Indemnity Company, which is controlled by Hartford Fire Insurance Company, which is controlled by Nutmeg Insurance Company, which is controlled by The Hartford Financial Services Group, Inc. Each of these companies is engaged in the business of insurance and financial services.

HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL II -- established as a separate account under Connecticut law on September 30, 1994. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

SERVICES

SAFEKEEPING OF ASSETS -- Title to the assets of the Separate Account is held by Hartford. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

EXPERTS

The consolidated balance sheets of Hartford Life Insurance Company (the "Company") as of December 31, 2008 and 2007, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2008 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 11, 2009 (April 29, 2009 as to the effects of the change in reporting entity structure and the retrospective adoption of FASB Statement No. 160, NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS described in Note 1 and Note 17) (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the Company's change in its method of accounting for the fair value measurement of financial instruments in 2008) and the statements of assets and liabilities of Hartford Life Insurance Company Separate Account VL II (the "Account") as of December 31, 2008, and the related statements of operations and changes in net assets for the respective stated periods then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 18, 2009, which reports are both included in this Statement of Additional Information. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 32nd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

With respect to the unaudited interim financial information for the periods ended June 30, 2009 and 2008 which is incorporated by reference herein, Deloitte & Touche LLP, an independent registered public accounting firm, have applied limited procedures in accordance with the standards of the Public Company Accounting Oversight Board (United States) for a review of such information. However, as stated in their report included in the Company's Quarterly Reports on Form 10-Q for the quarter ended June 30, 2009 and incorporated by reference herein, they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their report on such information should be restricted in light of the limited nature of the review procedures applied. Deloitte & Touche LLP are not subject to the liability provisions of Section 11 of the Securities Act of 1933 for their report on the unaudited interim financial information because that report is not a "report" or a "part" of the Registration Statement prepared or certified by an accountant within the meaning of Sections 7 and 11 of the Act.

DISTRIBUTION OF THE POLICIES

Hartford Equity Sales Company, Inc. ("HESCO") serves as principal underwriter for the policies and offers the policies on a continuous basis. HESCO is controlled by Hartford and is located at the same address as Hartford. HESCO is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

Hartford currently pays HESCO underwriting commissions for its role as Principal Underwriter of all policies offered through

4                                            HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HESCO in its role as Principal Underwriter has been: 2008: $1,695,450; 2007: $2,199,880; and 2006: $1,537,327. HESCO did not
retain any of these commissions.

HESCO enters into sales agreements with registered broker-dealers, financial institutions and other parties ("Financial Intermediaries"). The policies are sold by salespersons who represent Hartford as insurance agents and who are financial professionals ("Sales Representatives") of HESCO or certain other registered broker-dealers who have entered into sales agreements with HESCO.

Financial Intermediaries are compensated according to a schedule in the sales agreement and are subject to any rules or regulations that apply to variable life insurance compensation. This compensation is usually paid from sales charges described in the Prospectus. The compensation generally consists of commissions and may involve other types of payments that are described more fully in the prospectus.

ADDITIONAL INFORMATION ABOUT CHARGES

SALES LOAD -- The front-end load under the policies may be used to cover expenses related to the sale and distribution of the policies. Refer to prospectus for applicable sales load.

REDUCED CHARGES FOR ELIGIBLE GROUPS -- Certain charges and deductions described above may be reduced for policies issued in connection with a specific plan, in accordance with our rules in effect as of the date the application for a policy is approved. To qualify for such a reduction, a plan must satisfy certain criteria, i.e., as to size of the plan, expected number of participants and anticipated premium payment from the plan. Generally, the sales contacts and effort, administrative costs and mortality cost per policy vary, based on such factors as the size of the plan, the purposes for which policies are purchased and certain characteristics of the plan's members. The amount of reduction and the criteria for qualification will be reflected in the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying plans. We may modify, from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in Separate Account VL II.

UNDERWRITING PROCEDURES -- To purchase a policy you must submit an application to us. Within limits, you may choose the Scheduled Premiums and the initial Face Amount and the Guarantee Period in the policy application. Policies generally will be issued only on the lives of insureds the ages of 0 and 85 who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason.

The Cost of Insurance charge is to cover our anticipated mortality costs and other expenses. For standard risks, the Cost of Insurance rates will not exceed those based on the 1980 Commissioners' Standard Ordinary Mortality Table, (ANB) Male or Female, Unismoke Table, age nearest birthday for Policies issued before January 1, 2009 and the 2001 Commissioners' Standards Ordinary Mortality Table, Male or Female, Unismoke Table, age nearest birthday for Policies issued on or after January 1, 2009, (unisex rates may be required in some states). A table of guaranteed Cost of Insurance rates per $1,000 will be included in each Policy; however, we reserve the right to use rates less than those shown in such table. Substandard risks will be charged a higher Cost of Insurance rate which will not exceed rates based on a multiple of the 1980 Commissioners' Standard Ordinary Mortality Table (ANB) Male or Female, Unismoke Table, age nearest birthday for Policies issued before January 1, 2009 and the 2001 Commissioners' Standards Ordinary Mortality Table, Male or Female, Unismoke Table, age nearest birthday for Policies issued on or after January 1, 2009, (unisex rates may be required in some states). The multiple will be based on the Insured's risk class. We will determine the Cost of Insurance rate at the start of each Policy Year. Any changes in the Cost of Insurance rate will be made uniformly for all Insureds of the same issue age, sex and risk class and whose coverage has been in force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the Insured's health.

Because the Account Value and the Death Benefit may vary from month to month, the Cost of Insurance charge may also vary on each Monthly Activity Date.

INCREASES IN FACE AMOUNT -- At any time after the first Policy Year, You may request In Writing to change the Face Amount. The minimum amount by which the Face Amount can be increased is based on our rules then in effect. We reserve the right to limit the number of increases made under the Policy to not more than one in any 12 month period.

PERFORMANCE DATA

Hartford may advertise the performance history of the underlying Funds of the policy. Performance history is based on the Funds' past performance only and is no indication of future performance.

The performance history of the underlying Funds includes deductions for the total fund operating expenses of the Funds. The performance information does not include any charges or fees that are deducted from your policy. These are charges and fees such as premium base loads, mortality and expense risk

HARTFORD LIFE INSURANCE COMPANY                                            5

-------------------------------------------------------------------------------

charges, cost of insurance, administrative and issue charges, and surrender charges. These charges vary depending on your age, gender, Face Amount, underwriting class, premiums, policy duration, and account value. All of these policy charges will have a significant impact on your policy's account value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your policy's performance, you should obtain a personalized illustration based on historical Fund performance from your financial adviser.

Performance history of the underlying Funds is measured by comparing the value of the Fund at the beginning of the period to the value of the Fund at the end of the period. Performance is usually calculated for periods of one month, three months, year-to-date, one year, three years, five years, ten years, and since the inception date of the Fund if the Fund has existed for more than ten years.

FINANCIAL STATEMENTS

The financial statements of the Company and the Separate Account for the period ended December 31, 2008 follow this page of the SAI. In addition, we have incorporated by reference the quarterly report for the Company on Form 10-Q for the quarterly period ended June 30, 2009. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the Separate Account.

For the most recent quarterly financial statement information for Hartford Life Insurance Company visit www.hartfordinvestor.com. Requests for copies can also be directed to The Hartford, P.O. Box 2999, Hartford, Connecticut 06104-2999.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE CONTRACT OWNERS OF
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL II AND THE
BOARD OF DIRECTORS OF HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1 which comprise the Hartford Life Insurance Company Separate Account VL II (the "Account"), as of December 31, 2008, and the related statements of operations and changes in net assets for the respective stated periods then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2008, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the individual Sub-Accounts constituting Hartford Life Insurance Company Separate Account VL II as of December 31, 2008, the results of their operations and the changes in their net assets for the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
February 18, 2009

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                        ALLIANCEBERNSTEIN VPS    ALLIANCEBERNSTEIN VPS    ALLIANCEBERNSTEIN VPS
                                           BALANCED WEALTH           INTERNATIONAL            SMALL/MID-CAP
                                          STRATEGY PORTFOLIO        VALUE PORTFOLIO          VALUE PORTFOLIO
                                           SUB-ACCOUNT (A)            SUB-ACCOUNT              SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                                 440                     60,321                   6,810
                                                ======                 ==========                ========
  Cost                                          $3,509                 $1,307,940                $105,360
                                                ======                 ==========                ========
  Market Value                                  $3,777                   $659,311                 $67,217
 Due from Hartford Life Insurance
  Company                                           --                         --                      --
 Receivable from fund shares sold                   --                         --                      --
 Other assets                                       --                         --                      --
                                                ------                 ----------                --------
 Total Assets                                    3,777                    659,311                  67,217
                                                ------                 ----------                --------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                           --                         --                      --
 Payable for fund shares purchased                  --                         --                      --
 Other liabilities                                  --                         --                      --
                                                ------                 ----------                --------
 Total Liabilities                                  --                         --                      --
                                                ------                 ----------                --------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                   $3,777                   $659,311                 $67,217
                                                ======                 ==========                ========

                                                                ALLIANCEBERNSTEIN VPS          AIM V.I.
                                        ALLIANCEBERNSTEIN VPS       INTERNATIONAL              CAPITAL
                                           VALUE PORTFOLIO         GROWTH PORTFOLIO       APPRECIATION FUND
                                           SUB-ACCOUNT (A)           SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------  ----------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                                 204                    6,250                   5,310
                                                ======                 ========                ========
  Cost                                          $1,592                 $139,765                $133,527
                                                ======                 ========                ========
  Market Value                                  $1,546                  $77,558                 $89,684
 Due from Hartford Life Insurance
  Company                                           --                       --                      --
 Receivable from fund shares sold                   --                       --                      --
 Other assets                                       --                       --                      --
                                                ------                 --------                --------
 Total Assets                                    1,546                   77,558                  89,684
                                                ------                 --------                --------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                           --                       --                      --
 Payable for fund shares purchased                  --                       --                      --
 Other liabilities                                  --                       --                      --
                                                ------                 --------                --------
 Total Liabilities                                  --                       --                      --
                                                ------                 --------                --------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                   $1,546                  $77,558                 $89,684
                                                ======                 ========                ========

                                             AIM V.I.            AIM V.I.
                                               CORE            INTERNATIONAL
                                           EQUITY FUND          GROWTH FUND
                                           SUB-ACCOUNT        SUB-ACCOUNT (A)
--------------------------------------  ---------------------------------------
ASSETS:
 Investments:
  Number of Shares                              4,687                 952
                                             ========             =======
  Cost                                       $125,781             $23,861
                                             ========             =======
  Market Value                                $92,574             $18,560
 Due from Hartford Life Insurance
  Company                                          --                  --
 Receivable from fund shares sold                  --                  --
 Other assets                                      --                  --
                                             --------             -------
 Total Assets                                  92,574              18,560
                                             --------             -------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                          --                  --
 Payable for fund shares purchased                 --                  --
 Other liabilities                                 --                  --
                                             --------             -------
 Total Liabilities                                 --                  --
                                             --------             -------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                 $92,574             $18,560
                                             ========             =======

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                             AIM V.I.            AIM V.I.              AIM V.I.
                                           MID CAP CORE         SMALL CAP              CAPITAL
                                           EQUITY FUND         EQUITY FUND         DEVELOPMENT FUND
                                           SUB-ACCOUNT         SUB-ACCOUNT           SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                             35,049               9,002                 8,684
                                             ========            ========              ========
  Cost                                       $421,926            $134,337              $147,931
                                             ========            ========              ========
  Market Value                               $301,070             $95,599               $68,867
 Due from Hartford Life Insurance
  Company                                          --                  --                    --
 Receivable from fund shares sold                  --                  --                    --
 Other assets                                      --                  --                    --
                                             --------            --------              --------
 Total Assets                                 301,070              95,599                68,867
                                             --------            --------              --------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                          --                  --                    --
 Payable for fund shares purchased                 --                  --                    --
 Other liabilities                                 --                  --                    --
                                             --------            --------              --------
 Total Liabilities                                 --                  --                    --
                                             --------            --------              --------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                $301,070             $95,599               $68,867
                                             ========            ========              ========

                                                               AMERICAN FUNDS
                                          AMERICAN FUNDS           GLOBAL          AMERICAN FUNDS
                                              GLOBAL             GROWTH AND            ASSET
                                             BOND FUND          INCOME FUND       ALLOCATION FUND
                                          SUB-ACCOUNT (A)     SUB-ACCOUNT (A)       SUB-ACCOUNT
--------------------------------------  -----------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                              1,101                 71                489,695
                                              =======               ====             ==========
  Cost                                        $11,435               $642             $7,505,293
                                              =======               ====             ==========
  Market Value                                $11,734               $477             $5,915,517
 Due from Hartford Life Insurance
  Company                                          --                 --                     --
 Receivable from fund shares sold                  --                 --                     --
 Other assets                                      --                 --                     --
                                              -------               ----             ----------
 Total Assets                                  11,734                477              5,915,517
                                              -------               ----             ----------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                          --                 --                     --
 Payable for fund shares purchased                 --                 --                     --
 Other liabilities                                 --                 --                     --
                                              -------               ----             ----------
 Total Liabilities                                 --                 --                     --
                                              -------               ----             ----------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                 $11,734               $477             $5,915,517
                                              =======               ====             ==========

                                          AMERICAN FUNDS
                                            BLUE CHIP
                                            INCOME AND        AMERICAN FUNDS
                                           GROWTH FUND          BOND FUND
                                           SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------  --------------------------------------
ASSETS:
 Investments:
  Number of Shares                             177,970             234,430
                                            ==========          ==========
  Cost                                      $1,664,430          $2,594,618
                                            ==========          ==========
  Market Value                              $1,178,159          $2,196,607
 Due from Hartford Life Insurance
  Company                                           --                   1
 Receivable from fund shares sold                   --                  --
 Other assets                                       --                  --
                                            ----------          ----------
 Total Assets                                1,178,159           2,196,608
                                            ----------          ----------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                           --                  --
 Payable for fund shares purchased                  --                   1
 Other liabilities                                  --                  --
                                            ----------          ----------
 Total Liabilities                                  --                   1
                                            ----------          ----------
NET ASSETS:
 For Variable Life Contract
  Liabilities                               $1,178,159          $2,196,607
                                            ==========          ==========

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                           AMERICAN FUNDS
                                               GLOBAL            AMERICAN FUNDS          AMERICAN FUNDS
                                            GROWTH FUND            GROWTH FUND         GROWTH-INCOME FUND
                                            SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                              130,163                217,388                266,491
                                             ==========            ===========             ==========
  Cost                                       $2,122,314            $10,479,193             $8,482,580
                                             ==========            ===========             ==========
  Market Value                               $1,806,666             $7,232,500             $6,425,108
 Due from Hartford Life Insurance
  Company                                            --                     --                     --
 Receivable from fund shares sold                    --                     --                     --
 Other assets                                        --                      2                     --
                                             ----------            -----------             ----------
 Total Assets                                 1,806,666              7,232,502              6,425,108
                                             ----------            -----------             ----------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                            --                     --                     --
 Payable for fund shares purchased                   --                     --                     --
 Other liabilities                                   --                     --                      4
                                             ----------            -----------             ----------
 Total Liabilities                                   --                     --                      4
                                             ----------            -----------             ----------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                $1,806,666             $7,232,502             $6,425,104
                                             ==========            ===========             ==========

                                                                                         AMERICAN FUNDS
                                            AMERICAN FUNDS         AMERICAN FUNDS         GLOBAL SMALL
                                          INTERNATIONAL FUND       NEW WORLD FUND     CAPITALIZATION FUND
                                             SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                               298,795                 84,796               173,145
                                              ==========             ==========            ==========
  Cost                                        $5,338,463             $1,466,412            $2,807,915
                                              ==========             ==========            ==========
  Market Value                                $3,642,306             $1,142,198            $1,909,793
 Due from Hartford Life Insurance
  Company                                             --                     --                    --
 Receivable from fund shares sold                     --                      4                    --
 Other assets                                         --                     --                    --
                                              ----------             ----------            ----------
 Total Assets                                  3,642,306              1,142,202             1,909,793
                                              ----------             ----------            ----------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                             --                      8                    --
 Payable for fund shares purchased                    --                     --                    --
 Other liabilities                                    --                     --                     1
                                              ----------             ----------            ----------
 Total Liabilities                                    --                      8                     1
                                              ----------             ----------            ----------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                 $3,642,306             $1,142,194            $1,909,792
                                              ==========             ==========            ==========

                                            FIDELITY VIP          FIDELITY VIP
                                           ASSET MANAGER          EQUITY-INCOME
                                             PORTFOLIO              PORTFOLIO
                                            SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  -------------------------------------------
ASSETS:
 Investments:
  Number of Shares                               63,106                489,825
                                             ==========            ===========
  Cost                                       $1,029,153            $11,110,192
                                             ==========            ===========
  Market Value                                 $650,618             $6,455,706
 Due from Hartford Life Insurance
  Company                                            --                     --
 Receivable from fund shares sold                    --                     --
 Other assets                                        --                     --
                                             ----------            -----------
 Total Assets                                   650,618              6,455,706
                                             ----------            -----------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                            --                     --
 Payable for fund shares purchased                   --                     --
 Other liabilities                                   --                     --
                                             ----------            -----------
 Total Liabilities                                   --                     --
                                             ----------            -----------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                  $650,618             $6,455,706
                                             ==========            ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                            FIDELITY VIP          FIDELITY VIP        FIDELITY VIP
                                               GROWTH              CONTRAFUND           OVERSEAS
                                             PORTFOLIO             PORTFOLIO           PORTFOLIO
                                          SUB-ACCOUNT (A)         SUB-ACCOUNT         SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                                 81                  80,247             51,369
                                               ======              ==========           ========
  Cost                                         $2,151              $2,057,127           $964,051
                                               ======              ==========           ========
  Market Value                                 $1,887              $1,214,935           $625,165
 Due from Hartford Life Insurance
  Company                                          --                      --                 --
 Receivable from fund shares sold                  --                      --                 --
 Other assets                                      --                      --                 --
                                               ------              ----------           --------
 Total Assets                                   1,887               1,214,935            625,165
                                               ------              ----------           --------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                          --                      --                 --
 Payable for fund shares purchased                 --                      --                 --
 Other liabilities                                 --                      --                 --
                                               ------              ----------           --------
 Total Liabilities                                 --                      --                 --
                                               ------              ----------           --------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                  $1,887              $1,214,935           $625,165
                                               ======              ==========           ========

                                           FIDELITY VIP         FIDELITY VIP         FIDELITY VIP
                                             MID CAP          VALUE STRATEGIES       FREEDOM 2010
                                            PORTFOLIO            PORTFOLIO             PORTFOLIO
                                           SUB-ACCOUNT        SUB-ACCOUNT (A)       SUB-ACCOUNT (A)
--------------------------------------  -------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                              33,134                241                   823
                                            ==========             ======               =======
  Cost                                      $1,088,862             $1,197                $7,112
                                            ==========             ======               =======
  Market Value                                $600,381             $1,193                $6,760
 Due from Hartford Life Insurance
  Company                                           --                 --                    --
 Receivable from fund shares sold                   --                 --                    --
 Other assets                                       --                 --                    --
                                            ----------             ------               -------
 Total Assets                                  600,381              1,193                 6,760
                                            ----------             ------               -------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                           --                 --                    --
 Payable for fund shares purchased                  --                 --                    --
 Other liabilities                                  --                 --                    --
                                            ----------             ------               -------
 Total Liabilities                                  --                 --                    --
                                            ----------             ------               -------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                 $600,381             $1,193                $6,760
                                            ==========             ======               =======

                                           FIDELITY VIP         FIDELITY VIP
                                           FREEDOM 2020         FREEDOM 2030
                                             PORTFOLIO            PORTFOLIO
                                          SUB-ACCOUNT (A)      SUB-ACCOUNT (A)
--------------------------------------  ----------------------------------------
ASSETS:
 Investments:
  Number of Shares                              2,267                3,168
                                              =======              =======
  Cost                                        $17,818              $23,399
                                              =======              =======
  Market Value                                $17,436              $22,524
 Due from Hartford Life Insurance
  Company                                          --                   --
 Receivable from fund shares sold                  --                   --
 Other assets                                      --                   --
                                              -------              -------
 Total Assets                                  17,436               22,524
                                              -------              -------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                          --                   --
 Payable for fund shares purchased                 --                   --
 Other liabilities                                 --                   --
                                              -------              -------
 Total Liabilities                                 --                   --
                                              -------              -------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                 $17,436              $22,524
                                              =======              =======

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                                   FRANKLIN            FRANKLIN
                                              FRANKLIN            SMALL CAP            STRATEGIC
                                               INCOME               VALUE               INCOME
                                          SECURITIES FUND      SECURITIES FUND      SECURITIES FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT (A)
-----------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                              127,167              74,077               6,382
                                             ==========            ========             =======
  Cost                                       $2,163,546            $907,028             $73,176
                                             ==========            ========             =======
  Market Value                               $1,442,072            $781,509             $67,524
 Due from Hartford Life Insurance
  Company                                            --                  --                   1
 Receivable from fund shares sold                    --                  --                  --
 Other assets                                        --                  --                  --
                                             ----------            --------             -------
 Total Assets                                 1,442,072             781,509              67,525
                                             ----------            --------             -------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                            --                  --                  --
 Payable for fund shares purchased                   --                  --                   1
 Other liabilities                                   --                  --                  --
                                             ----------            --------             -------
 Total Liabilities                                   --                  --                   1
                                             ----------            --------             -------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                $1,442,072            $781,509             $67,524
                                             ==========            ========             =======

                                                                   TEMPLETON
                                                                   DEVELOPING            TEMPLETON
                                           MUTUAL SHARES            MARKETS               FOREIGN
                                          SECURITIES FUND       SECURITIES FUND       SECURITIES FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT (A)       SUB-ACCOUNT (A)
--------------------------------------  ----------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                               92,553                 650                   346
                                             ==========              ======                ======
  Cost                                       $1,674,744              $5,506                $4,550
                                             ==========              ======                ======
  Market Value                               $1,090,276              $3,970                $3,728
 Due from Hartford Life Insurance
  Company                                            --                  --                    --
 Receivable from fund shares sold                    --                  --                    --
 Other assets                                        --                  --                    --
                                             ----------              ------                ------
 Total Assets                                 1,090,276               3,970                 3,728
                                             ----------              ------                ------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                            --                  --                    --
 Payable for fund shares purchased                   --                  --                    --
 Other liabilities                                   --                  --                    --
                                             ----------              ------                ------
 Total Liabilities                                   --                  --                    --
                                             ----------              ------                ------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                $1,090,276              $3,970                $3,728
                                             ==========              ======                ======


                                            TEMPLETON
                                              GROWTH          MUTUAL DISCOVERY
                                         SECURITIES FUND      SECURITIES FUND
                                           SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  ----------------------------------------
ASSETS:
 Investments:
  Number of Shares                              8,577               27,074
                                             ========             ========
  Cost                                       $125,534             $585,969
                                             ========             ========
  Market Value                                $70,328             $429,129
 Due from Hartford Life Insurance
  Company                                          --                   --
 Receivable from fund shares sold                  --                   --
 Other assets                                      --                   --
                                             --------             --------
 Total Assets                                  70,328              429,129
                                             --------             --------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                          --                   --
 Payable for fund shares purchased                 --                   --
 Other liabilities                                 --                   --
                                             --------             --------
 Total Liabilities                                 --                   --
                                             --------             --------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                 $70,328             $429,129
                                             ========             ========

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                            FRANKLIN
                                            FLEX CAP           TEMPLETON           HARTFORD
                                             GROWTH          GLOBAL INCOME         ADVISERS
                                         SECURITIES FUND    SECURITIES FUND        HLS FUND
                                         SUB-ACCOUNT (A)      SUB-ACCOUNT         SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                               28               36,030              576,921
                                              =====            =========          ===========
  Cost                                         $266             $617,455          $14,443,009
                                              =====            =========          ===========
  Market Value                                 $233             $616,114           $7,897,925
 Due from Hartford Life Insurance
  Company                                        --                   --                   --
 Receivable from fund shares sold                --                   --                   --
 Other assets                                    --                   --                    2
                                              -----            ---------          -----------
 Total Assets                                   233              616,114            7,897,927
                                              -----            ---------          -----------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                        --                   --                   --
 Payable for fund shares purchased               --                   --                   --
 Other liabilities                               --                   --                   --
                                              -----            ---------          -----------
 Total Liabilities                               --                   --                   --
                                              -----            ---------          -----------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                  $233             $616,114           $7,897,927
                                              =====            =========          ===========

                                             HARTFORD            HARTFORD             HARTFORD
                                             LARGECAP              TOTAL               CAPITAL
                                              GROWTH            RETURN BOND         APPRECIATION
                                             HLS FUND            HLS FUND             HLS FUND
                                         SUB-ACCOUNT (A)        SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  ------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                                2               1,224,215              791,317
                                               ====             ===========          ===========
  Cost                                          $21             $13,701,714          $36,436,359
                                               ====             ===========          ===========
  Market Value                                  $21             $11,682,879          $20,051,964
 Due from Hartford Life Insurance
  Company                                        --                   7,596                7,373
 Receivable from fund shares sold                --                      --                   --
 Other assets                                    --                      --                    2
                                               ----             -----------          -----------
 Total Assets                                    21              11,690,475           20,059,339
                                               ----             -----------          -----------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                        --                      --                   --
 Payable for fund shares purchased               --                   7,596                7,373
 Other liabilities                               --                       2                   --
                                               ----             -----------          -----------
 Total Liabilities                               --                   7,598                7,373
                                               ----             -----------          -----------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                   $21             $11,682,877          $20,051,966
                                               ====             ===========          ===========

                                             HARTFORD            HARTFORD
                                             DIVIDEND           FUNDAMENTAL
                                            AND GROWTH            GROWTH
                                             HLS FUND            HLS FUND
                                            SUB-ACCOUNT       SUB-ACCOUNT (A)
--------------------------------------  --------------------------------------
ASSETS:
 Investments:
  Number of Shares                              635,662               69
                                            ===========            =====
  Cost                                      $12,062,342             $396
                                            ===========            =====
  Market Value                               $9,133,049             $410
 Due from Hartford Life Insurance
  Company                                         7,372               --
 Receivable from fund shares sold                    --               --
 Other assets                                        --               --
                                            -----------            -----
 Total Assets                                 9,140,421              410
                                            -----------            -----
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                            --               --
 Payable for fund shares purchased                7,372               --
 Other liabilities                                    1               --
                                            -----------            -----
 Total Liabilities                                7,373               --
                                            -----------            -----
NET ASSETS:
 For Variable Life Contract
  Liabilities                                $9,133,048             $410
                                            ===========            =====

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                            HARTFORD
                                             GLOBAL             HARTFORD             HARTFORD
                                            ADVISERS          GLOBAL EQUITY        GLOBAL GROWTH
                                            HLS FUND            HLS FUND             HLS FUND
                                          SUB-ACCOUNT      SUB-ACCOUNT (A)(B)       SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                             1,033                 586                  535
                                            ========             =======              =======
  Cost                                       $11,768              $5,519               $7,143
                                            ========             =======              =======
  Market Value                                $8,786              $3,606               $5,444
 Due from Hartford Life Insurance
  Company                                         --                  --                   --
 Receivable from fund shares sold                 --                  --                   --
 Other assets                                     --                  --                   --
                                            --------             -------              -------
 Total Assets                                  8,786               3,606                5,444
                                            --------             -------              -------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                         --                  --                   --
 Payable for fund shares purchased                --                  --                   --
 Other liabilities                                --                  --                   --
                                            --------             -------              -------
 Total Liabilities                                --                  --                   --
                                            --------             -------              -------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                 $8,786              $3,606               $5,444
                                            ========             =======              =======

                                            HARTFORD                                HARTFORD
                                           DISCIPLINED          HARTFORD             GROWTH
                                             EQUITY              GROWTH           OPPORTUNITIES
                                            HLS FUND            HLS FUND            HLS FUND
                                           SUB-ACCOUNT       SUB-ACCOUNT (A)       SUB-ACCOUNT
--------------------------------------  ---------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                             74,816                154               27,833
                                            =========            =======            =========
  Cost                                       $870,144             $1,114             $838,107
                                            =========            =======            =========
  Market Value                               $632,610             $1,160             $474,670
 Due from Hartford Life Insurance
  Company                                          --                 --                   --
 Receivable from fund shares sold                  --                 --                   --
 Other assets                                      --                 --                   --
                                            ---------            -------            ---------
 Total Assets                                 632,610              1,160              474,670
                                            ---------            -------            ---------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                          --                 --                   --
 Payable for fund shares purchased                 --                 --                   --
 Other liabilities                                 --                 --                   --
                                            ---------            -------            ---------
 Total Liabilities                                 --                 --                   --
                                            ---------            -------            ---------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                $632,610             $1,160             $474,670
                                            =========            =======            =========


                                             HARTFORD             HARTFORD
                                            HIGH YIELD              INDEX
                                             HLS FUND             HLS FUND
                                          SUB-ACCOUNT (A)        SUB-ACCOUNT
--------------------------------------  ----------------------------------------
ASSETS:
 Investments:
  Number of Shares                                570                434,912
                                              =======            ===========
  Cost                                         $3,971            $11,997,556
                                              =======            ===========
  Market Value                                 $3,266             $8,156,304
 Due from Hartford Life Insurance
  Company                                          --                     --
 Receivable from fund shares sold                  --                     --
 Other assets                                      --                      1
                                              -------            -----------
 Total Assets                                   3,266              8,156,305
                                              -------            -----------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                          --                     --
 Payable for fund shares purchased                 --                     --
 Other liabilities                                 --                     --
                                              -------            -----------
 Total Liabilities                                 --                     --
                                              -------            -----------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                  $3,266             $8,156,305
                                              =======            ===========

(a)  From inception May 1, 2008 to December 31, 2008.

(b) Effective August 22, 2008, Hartford Global Technology HLS Fund merged with Hartford Global Equity HLS Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                             HARTFORD             HARTFORD             HARTFORD
                                          INTERNATIONAL        INTERNATIONAL            MIDCAP
                                          SMALL COMPANY        OPPORTUNITIES            GROWTH
                                             HLS FUND             HLS FUND             HLS FUND
                                           SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT (A)
-----------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                             35,043               620,159                 5
                                             ========            ==========               ===
  Cost                                       $504,040            $8,182,981               $26
                                             ========            ==========               ===
  Market Value                               $290,824            $5,210,246               $27
 Due from Hartford Life Insurance
  Company                                          --                    --                --
 Receivable from fund shares sold                  --                    --                --
 Other assets                                      --                    --                --
                                             --------            ----------               ---
 Total Assets                                 290,824             5,210,246                27
                                             --------            ----------               ---
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                          --                    --                --
 Payable for fund shares purchased                 --                    --                --
 Other liabilities                                 --                     1                --
                                             --------            ----------               ---
 Total Liabilities                                 --                     1                --
                                             --------            ----------               ---
NET ASSETS:
 For Variable Life Contract
  Liabilities                                $290,824            $5,210,245               $27
                                             ========            ==========               ===


                                              HARTFORD             HARTFORD              HARTFORD
                                               MIDCAP            MIDCAP VALUE          MONEY MARKET
                                              HLS FUND             HLS FUND              HLS FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ----------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                              196,758               98,772             11,549,571
                                             ==========            =========            ===========
  Cost                                       $4,129,416            $1,254,030           $11,549,571
                                             ==========            =========            ===========
  Market Value                               $3,189,308             $574,523            $11,549,571
 Due from Hartford Life Insurance
  Company                                            --                   --                     --
 Receivable from fund shares sold                    --                   --                 31,269
 Other assets                                         1                   --                      4
                                             ----------            ---------            -----------
 Total Assets                                 3,189,309              574,523             11,580,844
                                             ----------            ---------            -----------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                            --                   --                 31,269
 Payable for fund shares purchased                   --                   --                     --
 Other liabilities                                   --                   --                     --
                                             ----------            ---------            -----------
 Total Liabilities                                   --                   --                 31,269
                                             ----------            ---------            -----------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                $3,189,309             $574,523            $11,549,575
                                             ==========            =========            ===========


                                              HARTFORD             HARTFORD
                                           SMALL COMPANY        SMALLCAP GROWTH
                                              HLS FUND             HLS FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT (A)
--------------------------------------  -----------------------------------------
ASSETS:
 Investments:
  Number of Shares                              272,947                 4
                                             ==========               ===
  Cost                                       $4,193,827               $52
                                             ==========               ===
  Market Value                               $3,004,339               $47
 Due from Hartford Life Insurance
  Company                                            --                --
 Receivable from fund shares sold                    --                --
 Other assets                                        --                --
                                             ----------               ---
 Total Assets                                 3,004,339                47
                                             ----------               ---
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                            --                --
 Payable for fund shares purchased                   --                --
 Other liabilities                                   --                --
                                             ----------               ---
 Total Liabilities                                   --                --
                                             ----------               ---
NET ASSETS:
 For Variable Life Contract
  Liabilities                                $3,004,339               $47
                                             ==========               ===

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                                   HARTFORD            HARTFORD
                                             HARTFORD          U.S. GOVERNMENT           VALUE
                                               STOCK              SECURITIES         OPPORTUNITIES
                                             HLS FUND              HLS FUND            HLS FUND
                                            SUB-ACCOUNT       SUB-ACCOUNT (A)(C)      SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                              345,271              132,005              50,123
                                            ===========           ==========           =========
  Cost                                      $18,123,266           $1,411,918            $765,542
                                            ===========           ==========           =========
  Market Value                               $8,930,061           $1,345,335            $439,788
 Due from Hartford Life Insurance
  Company                                            --                   --                  --
 Receivable from fund shares sold                    --                   --                  --
 Other assets                                         2                   --                  --
                                            -----------           ----------           ---------
 Total Assets                                 8,930,063            1,345,335             439,788
                                            -----------           ----------           ---------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                            --                   --                  --
 Payable for fund shares purchased                   --                   --                  --
 Other liabilities                                   --                   --                  --
                                            -----------           ----------           ---------
 Total Liabilities                                   --                   --                  --
                                            -----------           ----------           ---------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                $8,930,063           $1,345,335            $439,788
                                            ===========           ==========           =========


                                           LORD ABBETT         LORD ABBETT         LORD ABBETT
                                         AMERICA'S VALUE      BOND-DEBENTURE        GROWTH &
                                            PORTFOLIO           PORTFOLIO          INCOME FUND
                                           SUB-ACCOUNT       SUB-ACCOUNT (A)       SUB-ACCOUNT
--------------------------------------  ---------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                              7,366               4,934               3,679
                                             ========            ========           =========
  Cost                                        $99,578             $50,089            $104,488
                                             ========            ========           =========
  Market Value                                $73,884             $44,014             $63,540
 Due from Hartford Life Insurance
  Company                                          --                  --                  --
 Receivable from fund shares sold                  --                  --                  --
 Other assets                                      --                  --                  --
                                             --------            --------           ---------
 Total Assets                                  73,884              44,014              63,540
                                             --------            --------           ---------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                          --                  --                  --
 Payable for fund shares purchased                 --                  --                  --
 Other liabilities                                 --                  --                  --
                                             --------            --------           ---------
 Total Liabilities                                 --                  --                  --
                                             --------            --------           ---------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                 $73,884             $44,014             $63,540
                                             ========            ========           =========


                                            MFS GROWTH        MFS INVESTORS
                                              SERIES           TRUST SERIES
                                         SUB-ACCOUNT (A)     SUB-ACCOUNT (D)
--------------------------------------  --------------------------------------
ASSETS:
 Investments:
  Number of Shares                                1                 2,529
                                               ====              ========
  Cost                                          $21               $43,550
                                               ====              ========
  Market Value                                  $21               $37,021
 Due from Hartford Life Insurance
  Company                                        --                    --
 Receivable from fund shares sold                --                    --
 Other assets                                    --                    --
                                               ----              --------
 Total Assets                                    21                37,021
                                               ----              --------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                        --                    --
 Payable for fund shares purchased               --                    --
 Other liabilities                               --                    --
                                               ----              --------
 Total Liabilities                               --                    --
                                               ----              --------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                   $21               $37,021
                                               ====              ========

(a)  From inception May 1, 2008 to December 31, 2008.

(c) Effective September 26, 2008, Hartford Mortgage Securities HLS Fund merged with Hartford U.S. Government Securities HLS Fund.

(d) Funded as of July 29, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                      MFS NEW            MFS TOTAL          MFS VALUE
                                  DISCOVERY SERIES     RETURN SERIES         SERIES
                                    SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT (A)
----------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                      4,018                93,000            3,107
                                      =======            ==========          =======
  Cost                                $53,279            $1,926,718          $34,812
                                      =======            ==========          =======
  Market Value                        $33,065            $1,434,061          $30,325
 Due from Hartford Life
  Insurance Company                        --                    --               --
 Receivable from fund shares
  sold                                     --                    --               --
 Other assets                              --                    --               --
                                      -------            ----------          -------
 Total Assets                          33,065             1,434,061           30,325
                                      -------            ----------          -------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                  --                    --               --
 Payable for fund shares
  purchased                                --                    --               --
 Other liabilities                         --                    --               --
                                      -------            ----------          -------
 Total Liabilities                         --                    --               --
                                      -------            ----------          -------
NET ASSETS:
 For Variable Life Contract
  Liabilities                         $33,065            $1,434,061          $30,325
                                      =======            ==========          =======

                                   VAN KAMPEN --     VAN KAMPEN --
                                    UIF MID CAP         UIF U.S.          OPPENHEIMER
                                      GROWTH         MID CAP VALUE          CAPITAL
                                     PORTFOLIO         PORTFOLIO       APPRECIATION FUND
                                  SUB-ACCOUNT (A)     SUB-ACCOUNT         SUB-ACCOUNT
-------------------------------  --------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                     1,357              13,085              2,955
                                      ======            ========           ========
  Cost                                $9,989            $190,676           $108,182
                                      ======            ========           ========
  Market Value                        $7,832             $99,972            $75,123
 Due from Hartford Life
  Insurance Company                       --                  --                 --
 Receivable from fund shares
  sold                                    --                  --                 --
 Other assets                             --                  --                 --
                                      ------            --------           --------
 Total Assets                          7,832              99,972             75,123
                                      ------            --------           --------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                 --                  --                 --
 Payable for fund shares
  purchased                               --                  --                 --
 Other liabilities                        --                  --                 --
                                      ------            --------           --------
 Total Liabilities                        --                  --                 --
                                      ------            --------           --------
NET ASSETS:
 For Variable Life Contract
  Liabilities                         $7,832             $99,972            $75,123
                                      ======            ========           ========


                                     OPPENHEIMER        OPPENHEIMER
                                  GLOBAL SECURITIES     MAIN STREET
                                       FUND/VA            FUND/VA
                                     SUB-ACCOUNT        SUB-ACCOUNT
-------------------------------  ------------------------------------
ASSETS:
 Investments:
  Number of Shares                      16,980                649
                                      ========            =======
  Cost                                $588,422            $15,226
                                      ========            =======
  Market Value                        $339,930             $9,361
 Due from Hartford Life
  Insurance Company                         --                 --
 Receivable from fund shares
  sold                                      --                 --
 Other assets                               --                 --
                                      --------            -------
 Total Assets                          339,930              9,361
                                      --------            -------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                   --                 --
 Payable for fund shares
  purchased                                 --                 --
 Other liabilities                          --                 --
                                      --------            -------
 Total Liabilities                          --                 --
                                      --------            -------
NET ASSETS:
 For Variable Life Contract
  Liabilities                         $339,930             $9,361
                                      ========            =======

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                            OPPENHEIMER
                                            MAIN STREET          PUTNAM VT           PUTNAM VT
                                             SMALL CAP          DIVERSIFIED         GLOBAL ASSET
                                              FUND/VA           INCOME FUND       ALLOCATION FUND
                                          SUB-ACCOUNT (A)       SUB-ACCOUNT         SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                              1,168               17,677              51,968
                                              =======             ========            ========
  Cost                                        $15,059             $170,970            $882,958
                                              =======             ========            ========
  Market Value                                $12,312             $100,902            $564,898
 Due from Hartford Life Insurance
  Company                                          --                   --                  --
 Receivable from fund shares sold                  --                   --                  --
 Other assets                                      --                   --                  --
                                              -------             --------            --------
 Total Assets                                  12,312              100,902             564,898
                                              -------             --------            --------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                          --                   --                  --
 Payable for fund shares purchased                 --                   --                  --
 Other liabilities                                 --                   --                  --
                                              -------             --------            --------
 Total Liabilities                                 --                   --                  --
                                              -------             --------            --------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                 $12,312             $100,902            $564,898
                                              =======             ========            ========


                                             PUTNAM VT             PUTNAM VT            PUTNAM VT
                                              GLOBAL              GROWTH AND              HEALTH
                                            EQUITY FUND           INCOME FUND         SCIENCES FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  --------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                             312,204                425,978               9,789
                                             =========            ===========            ========
  Cost                                       $5,464,124           $10,611,980            $102,288
                                             =========            ===========            ========
  Market Value                               $2,435,191            $4,915,749            $108,756
 Due from Hartford Life Insurance
  Company                                           --                     --                  --
 Receivable from fund shares sold                   --                     --                  --
 Other assets                                       --                     --                  --
                                             ---------            -----------            --------
 Total Assets                                2,435,191              4,915,749             108,756
                                             ---------            -----------            --------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                           --                     --                  --
 Payable for fund shares purchased                  --                     --                  --
 Other liabilities                                  --                     --                  --
                                             ---------            -----------            --------
 Total Liabilities                                  --                     --                  --
                                             ---------            -----------            --------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                $2,435,191            $4,915,749            $108,756
                                             =========            ===========            ========


                                             PUTNAM VT
                                                HIGH               PUTNAM VT
                                             YIELD FUND           INCOME FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ------------------------------------------
ASSETS:
 Investments:
  Number of Shares                              403,755               223,731
                                             ==========            ==========
  Cost                                       $4,460,149            $2,817,294
                                             ==========            ==========
  Market Value                               $2,026,702            $2,017,784
 Due from Hartford Life Insurance
  Company                                            --                    --
 Receivable from fund shares sold                    --                    --
 Other assets                                        --                    --
                                             ----------            ----------
 Total Assets                                 2,026,702             2,017,784
                                             ----------            ----------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                            --                    --
 Payable for fund shares purchased                   --                    --
 Other liabilities                                   --                    --
                                             ----------            ----------
 Total Liabilities                                   --                    --
                                             ----------            ----------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                $2,026,702            $2,017,784
                                             ==========            ==========

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                            PUTNAM VT
                                          INTERNATIONAL        PUTNAM VT             PUTNAM VT
                                           GROWTH AND        INTERNATIONAL       INTERNATIONAL NEW
                                           INCOME FUND        EQUITY FUND        OPPORTUNITIES FUND
                                           SUB-ACCOUNT        SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                              7,789             180,636                1,280
                                            =========          ==========             ========
  Cost                                       $110,205          $2,941,350              $18,295
                                            =========          ==========             ========
  Market Value                                $56,082          $1,618,107              $14,934
 Due from Hartford Life Insurance
  Company                                          --                  --                   --
 Receivable from fund shares sold                  --                  --                   --
 Other assets                                      --                  --                   --
                                            ---------          ----------             --------
 Total Assets                                  56,082           1,618,107               14,934
                                            ---------          ----------             --------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                          --                  --                   --
 Payable for fund shares purchased                 --                  --                   --
 Other liabilities                                 --                  --                   --
                                            ---------          ----------             --------
 Total Liabilities                                 --                  --                   --
                                            ---------          ----------             --------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                 $56,082          $1,618,107              $14,934
                                            =========          ==========             ========


                                                             PUTNAM VT          PUTNAM VT
                                           PUTNAM VT           MONEY               NEW
                                         INVESTORS FUND     MARKET FUND     OPPORTUNITIES FUND
                                          SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT
--------------------------------------  -------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                             6,238             479               215,256
                                            ========           =====            ==========
  Cost                                       $59,275            $479            $3,869,475
                                            ========           =====            ==========
  Market Value                               $43,606            $479            $2,838,799
 Due from Hartford Life Insurance
  Company                                         --              --                    --
 Receivable from fund shares sold                 --              --                    --
 Other assets                                     --              --                    --
                                            --------           -----            ----------
 Total Assets                                 43,606             479             2,838,799
                                            --------           -----            ----------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                         --              --                    --
 Payable for fund shares purchased                --              --                    --
 Other liabilities                                --              --                    --
                                            --------           -----            ----------
 Total Liabilities                                --              --                    --
                                            --------           -----            ----------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                $43,606            $479            $2,838,799
                                            ========           =====            ==========


                                            PUTNAM VT           PUTNAM VT
                                               NEW           OTC & EMERGING
                                           VALUE FUND          GROWTH FUND
                                           SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------  --------------------------------------
ASSETS:
 Investments:
  Number of Shares                             19,917               9,826
                                            =========           =========
  Cost                                       $230,675            $140,877
                                            =========           =========
  Market Value                               $133,839             $44,610
 Due from Hartford Life Insurance
  Company                                          --                  --
 Receivable from fund shares sold                  --                  --
 Other assets                                      --                  --
                                            ---------           ---------
 Total Assets                                 133,839              44,610
                                            ---------           ---------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                          --                  --
 Payable for fund shares purchased                 --                  --
 Other liabilities                                 --                  --
                                            ---------           ---------
 Total Liabilities                                 --                  --
                                            ---------           ---------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                $133,839             $44,610
                                            =========           =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                            PUTNAM VT              PUTNAM VT               PUTNAM VT
                                            SMALL CAP          THE GEORGE PUTNAM      UTILITIES GROWTH AND
                                            VALUE FUND          FUND OF BOSTON            INCOME FUND
                                           SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                             10,286                 6,800                   29,850
                                             ========               =======                 ========
  Cost                                       $211,288               $67,642                 $441,888
                                             ========               =======                 ========
  Market Value                                $87,740               $39,102                 $427,153
 Due from Hartford Life Insurance
  Company                                          --                    --                       --
 Receivable from fund shares sold                  --                    --                       --
 Other assets                                      --                    --                       --
                                             --------               -------                 --------
 Total Assets                                  87,740                39,102                  427,153
                                             --------               -------                 --------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                          --                    --                       --
 Payable for fund shares purchased                 --                    --                       --
 Other liabilities                                 --                    --                       --
                                             --------               -------                 --------
 Total Liabilities                                 --                    --                       --
                                             --------               -------                 --------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                 $87,740               $39,102                 $427,153
                                             ========               =======                 ========


                                                                                        PUTNAM VT
                                            PUTNAM VT            PUTNAM VT               CAPITAL
                                            VISTA FUND          VOYAGER FUND        OPPORTUNITIES FUND
                                           SUB-ACCOUNT          SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  ----------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                              6,675               225,262                20,013
                                             ========            ==========              ========
  Cost                                       $154,396            $7,683,366              $293,521
                                             ========            ==========              ========
  Market Value                                $56,736            $4,536,743              $175,912
 Due from Hartford Life Insurance
  Company                                          --                    --                    --
 Receivable from fund shares sold                  --                    --                    --
 Other assets                                      --                    --                    --
                                             --------            ----------              --------
 Total Assets                                  56,736             4,536,743               175,912
                                             --------            ----------              --------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                          --                    --                    --
 Payable for fund shares purchased                 --                    --                    --
 Other liabilities                                 --                    --                    --
                                             --------            ----------              --------
 Total Liabilities                                 --                    --                    --
                                             --------            ----------              --------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                 $56,736            $4,536,743              $175,912
                                             ========            ==========              ========

                                                               VAN KAMPEN LIT
                                            PUTNAM VT            GROWTH AND         VAN KAMPEN LIT
                                              EQUITY               INCOME              COMSTOCK
                                           INCOME FUND           PORTFOLIO             PORTFOLIO
                                           SUB-ACCOUNT        SUB-ACCOUNT (A)         SUB-ACCOUNT
--------------------------------------  -------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                             22,694                 125                106,991
                                             ========              ======              =========
  Cost                                       $270,140              $1,671              $1,386,860
                                             ========              ======              =========
  Market Value                               $219,450              $1,718               $879,466
 Due from Hartford Life Insurance
  Company                                          --                  --                     --
 Receivable from fund shares sold                  --                  --                     --
 Other assets                                      --                  --                     --
                                             --------              ------              ---------
 Total Assets                                 219,450               1,718                879,466
                                             --------              ------              ---------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                          --                  --                     --
 Payable for fund shares purchased                 --                  --                     --
 Other liabilities                                 --                  --                     --
                                             --------              ------              ---------
 Total Liabilities                                 --                  --                     --
                                             --------              ------              ---------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                $219,450              $1,718               $879,466
                                             ========              ======              =========

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                         UNITS
                                                        OWNED BY             UNIT          CONTRACT
                                                      PARTICIPANTS       FAIR VALUE #     LIABILITY
----------------------------------------------------------------------------------------------------
DEFERRED LIFE CONTRACTS (BY SUB-ACCOUNT):
AllianceBernstein VPS Balanced Wealth Strategy
 Portfolio -- Class B                                        508           $7.438385          $3,777
AllianceBernstein VPS International Value
 Portfolio -- Class B                                    108,544            6.074134         659,311
AllianceBernstein VPS Small/Mid-Cap Value
 Portfolio -- Class B                                      8,975            7.489616          67,217
AllianceBernstein VPS Value Portfolio -- Class B             238            6.481456           1,546
AllianceBernstein VPS International Growth
 Portfolio -- Class B                                     12,950            5.989175          77,558
AIM V.I. Capital Appreciation Fund -- Class S1            12,363            7.254268          89,684
AIM V.I. Core Equity Fund -- Class S1                      8,448           10.957579          92,574
AIM V.I. International Growth Fund -- Class S1             2,858            6.495072          18,560
AIM V.I. Mid Cap Core Equity Fund -- Class S1             24,768           12.155426         301,070
AIM V.I. Small Cap Equity Fund -- Class S1                10,798            8.853684          95,599
AIM V.I. Capital Development Fund -- Class S1              9,765            7.052376          68,867
American Funds Global Bond Fund -- Class 2                 1,179            9.952373          11,734
American Funds Global Growth and Income Fund --
 Class 2                                                      78            6.139312             477
American Funds Asset Allocation Fund -- Class 2          525,250           11.262300       5,915,517
American Funds Blue Chip Income and Growth Fund --
 Class 2                                                 113,475           10.382553       1,178,159
American Funds Bond Fund -- Class 2                      197,764           11.107228       2,196,607
American Funds Global Growth Fund -- Class 2            1,707,113           1.058316       1,806,666
American Funds Growth Fund -- Class 2                   9,741,491           0.742443       7,232,502
American Funds Growth-Income Fund -- Class 2            6,742,677           0.952901       6,425,104
American Funds International Fund -- Class 2             242,112           15.043908       3,642,306
American Funds New World Fund -- Class 2                  63,446           18.002579       1,142,194
American Funds Global Small Capitalization Fund --
 Class 2                                                1,664,449           1.147402       1,909,792
Fidelity VIP Asset Manager Portfolio -- Class
 INIT                                                    347,612            1.871681         650,618
Fidelity VIP Equity-Income Portfolio -- Class
 SRV2                                                      1,891            7.215315          13,647
Fidelity VIP Equity-Income Portfolio -- Class
 INIT                                                   3,355,271           1.919982       6,442,059
Fidelity VIP Growth Portfolio -- Class SRV2                  319            5.923299           1,887
Fidelity VIP Contrafund Portfolio -- Class SRV2          151,720            8.007735       1,214,935
Fidelity VIP Overseas Portfolio -- Class INIT            373,477            1.673907         625,165
Fidelity VIP Mid Cap Portfolio -- Class SRV2              72,124            8.324310         600,381
Fidelity VIP Value Strategies Portfolio -- Class
 SRV2                                                        221            5.406483           1,193
Fidelity VIP Freedom 2010 Portfolio -- Class SRV2            865            7.810650           6,760
Fidelity VIP Freedom 2020 Portfolio -- Class SRV2          2,432            7.169550          17,436
Fidelity VIP Freedom 2030 Portfolio -- Class SRV2          3,358            6.707483          22,524
Franklin Income Securities Fund -- Class 2               172,664            8.351913       1,442,072
Franklin Small Cap Value Securities Fund -- Class
 2                                                        62,367           12.530774         781,509
Franklin Strategic Income Securities Fund -- Class
 1                                                         7,625            8.855462          67,524
Mutual Shares Securities Fund -- Class 2                  99,913           10.912235       1,090,276
Templeton Developing Markets Securities Fund --
 Class 1                                                     771            5.148877           3,970
Templeton Foreign Securities Fund -- Class 2                 574            6.491152           3,728
Templeton Growth Securities Fund -- Class 2               10,199            6.895852          70,328
Mutual Discovery Securities Fund -- Class 2               46,906            9.148724         429,129
Franklin Flex Cap Growth Securities Fund -- Class
 2                                                            32            7.333637             233
Templeton Global Income Securities Fund -- Class
 2                                                        52,699           11.691131         616,114
Hartford Advisers HLS Fund -- Class IA                  3,390,003           2.329770       7,897,927
Hartford LargeCap Growth HLS Fund -- Class IA                  3            6.402873              21
Hartford Total Return Bond HLS Fund -- Class IA         5,114,992           2.284046      11,682,877
Hartford Capital Appreciation HLS Fund -- Class
 IA                                                     4,802,282           4.175508      20,051,966
Hartford Dividend and Growth HLS Fund -- Class IA       3,069,021           2.975883       9,133,048
Hartford Fundamental Growth HLS Fund -- Class IA              65            6.300540             410
Hartford Global Advisers HLS Fund -- Class IA              7,280            1.206928           8,786
Hartford Global Equity HLS Fund -- Class IA                  592            6.096042           3,606
Hartford Global Growth HLS Fund -- Class IA                7,087            0.768187           5,444
Hartford Disciplined Equity HLS Fund -- Class IA         606,478            1.043087         632,610
Hartford Growth HLS Fund -- Class IA                         174            6.655178           1,160
Hartford Growth Opportunities HLS Fund -- Class
 IA                                                       36,548           12.987431         474,670
Hartford High Yield HLS Fund -- Class IA                     422            7.732285           3,266
Hartford Index HLS Fund -- Class IA                     3,274,832           2.490602       8,156,305
Hartford International Small Company HLS Fund --
 Class IA                                                 20,022           14.524923         290,824
Hartford International Opportunities HLS Fund --
 Class IA                                               2,403,471           2.167800       5,210,245

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                         UNITS
                                                        OWNED BY             UNIT          CONTRACT
                                                      PARTICIPANTS       FAIR VALUE #     LIABILITY
----------------------------------------------------------------------------------------------------
Hartford MidCap Growth HLS Fund -- Class IA                    5           $5.812147             $27
Hartford MidCap HLS Fund -- Class IA                    1,176,797           2.710162       3,189,309
Hartford MidCap Value HLS Fund -- Class IA                49,525           11.600671         574,523
Hartford Money Market HLS Fund -- Class IA              6,432,494           1.795505      11,549,575
Hartford Small Company HLS Fund -- Class IA             1,986,777           1.512167       3,004,339
Hartford SmallCap Growth HLS Fund -- Class IA                  7            6.988318              47
Hartford Stock HLS Fund -- Class IA                     3,854,834           2.316588       8,930,063
Hartford U.S. Government Securities HLS Fund --
 Class IA                                                135,109            9.957373       1,345,335
Hartford Value Opportunities HLS Fund -- Class IA         42,188           10.424442         439,788
Lord Abbett America's Value Portfolio -- Class VC          8,463            8.730699          73,884
Lord Abbett Bond-Debenture Portfolio -- Class VC           5,219            8.432890          44,014
Lord Abbett Growth & Income Fund -- Class VC               7,944            7.998229          63,540
MFS Growth Series -- Class INIT                                3            6.874012              21
MFS Investors Trust Series -- Class INIT                   4,252            8.706510          37,021
MFS New Discovery Series -- Class INIT                     3,456            9.566346          33,065
MFS Total Return Series -- Class INIT                    128,044           11.199735       1,434,061
MFS Value Series -- Class INIT                             4,115            7.370068          30,325
Van Kampen -- UIF Mid Cap Growth Portfolio --
 Class II                                                  1,325            5.909437           7,832
Van Kampen -- UIF U.S. Mid Cap Value Portfolio --
 Class II                                                 15,863            6.302084          99,972
Oppenheimer Capital Appreciation Fund -- Class
 SRV                                                      10,828            6.938164          75,123
Oppenheimer Global Securities Fund/VA -- Class
 SRV                                                      42,722            7.956807         339,930
Oppenheimer Main Street Fund/VA -- Class SRV               1,231            7.602822           9,361
Oppenheimer Main Street Small Cap Fund/VA -- Class
 SRV                                                       1,801            6.836775          12,312
Putnam VT Diversified Income Fund -- Class IB              4,163            7.191250          29,940
Putnam VT Diversified Income Fund -- Class IA              4,741           14.968756          70,962
Putnam VT Global Asset Allocation Fund -- Class
 IA                                                       28,550           19.786145         564,898
Putnam VT Global Equity Fund -- Class IA                 136,447           17.847130       2,435,191
Putnam VT Growth and Income Fund -- Class IB                 796            8.870392           7,064
Putnam VT Growth and Income Fund -- Class IA             227,825           21.545827       4,908,685
Putnam VT Health Sciences Fund -- Class IA                 9,129           11.913774         108,756
Putnam VT High Yield Fund -- Class IB                      1,776           10.468992          18,591
Putnam VT High Yield Fund -- Class IA                    104,483           19.219456       2,008,111
Putnam VT Income Fund -- Class IB                          4,462            8.902167          39,724
Putnam VT Income Fund -- ClassIA                         115,451           17.133269       1,978,060
Putnam VT International Growth and Income Fund --
 Class IA                                                  4,665           12.021934          56,082
Putnam VT International Equity Fund -- Class IB            4,142           11.977464          49,616
Putnam VT International Equity Fund -- Class IA          127,689           12.283717       1,568,491
Putnam VT International New Opportunities Fund --
 Class IA                                                  1,333           11.206894          14,934
Putnam VT Investors Fund -- Class IA                       6,188            7.046749          43,606
Putnam VT Money Market Fund -- Class IA                      267            1.796082             479
Putnam VT New Opportunities Fund -- Class IB               2,683            9.829288          26,374
Putnam VT New Opportunities Fund -- Class IA             176,594           15.925954       2,812,425
Putnam VT New Value Fund -- Class IA                      11,683           11.455993         133,839
Putnam VT OTC & Emerging Growth Fund -- Class IA           9,094            4.905646          44,610
Putnam VT Small Cap Value Fund -- Class IB                14,047            6.246201          87,740
Putnam VT The George Putnam Fund of Boston --
 Class IA                                                  4,082            9.580101          39,102
Putnam VT Utilities Growth and Income Fund --
 Class IA                                                 16,090           26.547468         427,153
Putnam VT Vista Fund -- Class IA                           7,326            7.744085          56,736
Putnam VT Voyager Fund -- Class IB                           555            8.721088           4,836
Putnam VT Voyager Fund -- Class IA                       210,414           21.538000       4,531,907
Putnam VT Capital Opportunities Fund -- Class IB          16,639           10.572218         175,912
Putnam VT Equity Income Fund -- Class IB                  19,382           11.322627         219,450
Van Kampen LIT Growth and Income Portfolio --
 Class II                                                    233            7.374331           1,718
Van Kampen LIT Comstock Portfolio -- Class II            116,436            7.553239         879,466

#  Rounded unit values

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                         ALLIANCEBERNSTEIN VPS    ALLIANCEBERNSTEIN VPS     ALLIANCEBERNSTEIN VPS
                                            BALANCED WEALTH           INTERNATIONAL             SMALL/MID-CAP
                                          STRATEGY PORTFOLIO         VALUE PORTFOLIO           VALUE PORTFOLIO
                                            SUB-ACCOUNT (A)            SUB-ACCOUNT               SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                        $ --                      $7,311                   $1,418
                                                 -----                  ----------                ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                      --                      (2,308)                 (53,979)
 Net realized gain on distributions                 --                      52,302                   33,394
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                         268                    (652,561)                  (8,633)
                                                 -----                  ----------                ---------
  Net gain (loss) on investments                   268                    (602,567)                 (29,218)
                                                 -----                  ----------                ---------
  Net increase (decrease) in net
   assets resulting from operations               $268                   $(595,256)                $(27,800)
                                                 =====                  ==========                =========

                                                                  ALLIANCEBERNSTEIN VPS         AIM V.I.
                                         ALLIANCEBERNSTEIN VPS        INTERNATIONAL              CAPITAL
                                            VALUE PORTFOLIO         GROWTH PORTFOLIO        APPRECIATION FUND
                                            SUB-ACCOUNT (A)            SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------  -----------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                        $ --                       $ --                    $ --
                                                 -----                  ---------               ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                     (43)                      (241)                 (2,090)
 Net realized gain on distributions                 --                      1,866                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                         (46)                   (59,594)                (65,463)
                                                 -----                  ---------               ---------
  Net gain (loss) on investments                   (89)                   (57,969)                (67,553)
                                                 -----                  ---------               ---------
  Net increase (decrease) in net
   assets resulting from operations               $(89)                  $(57,969)               $(67,553)
                                                 =====                  =========               =========

                                            AIM V.I.            AIM V.I.
                                              CORE           INTERNATIONAL
                                           EQUITY FUND        GROWTH FUND
                                           SUB-ACCOUNT      SUB-ACCOUNT (A)
--------------------------------------  -------------------------------------
INVESTMENT INCOME:
 Dividends                                     $2,654               $139
                                            ---------           --------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   (278)               (48)
 Net realized gain on distributions                --                337
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (34,561)            (5,301)
                                            ---------           --------
  Net gain (loss) on investments              (34,839)            (5,012)
                                            ---------           --------
  Net increase (decrease) in net
   assets resulting from operations          $(32,185)           $(4,873)
                                            =========           ========

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                             AIM V.I.             AIM V.I.              AIM V.I.
                                           MID CAP CORE          SMALL CAP              CAPITAL
                                            EQUITY FUND         EQUITY FUND         DEVELOPMENT FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT           SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $6,241                $ --                  $ --
                                             ---------            --------              --------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                 (15,942)                (82)                    5
 Net realized gain on distributions             45,386                 388                13,276
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (173,069)            (33,915)              (71,278)
                                             ---------            --------              --------
  Net gain (loss) on investments              (143,625)            (33,609)              (57,997)
                                             ---------            --------              --------
  Net increase (decrease) in net
   assets resulting from operations          $(137,384)           $(33,609)             $(57,997)
                                             =========            ========              ========

                                                              AMERICAN FUNDS
                                          AMERICAN FUNDS          GLOBAL            AMERICAN FUNDS
                                              GLOBAL            GROWTH AND               ASSET
                                            BOND FUND           INCOME FUND         ALLOCATION FUND
                                         SUB-ACCOUNT (A)      SUB-ACCOUNT (A)         SUB-ACCOUNT
--------------------------------------  --------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                     $504                  $14                 $192,637
                                               ----                -----              -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   (1)                (172)                 (23,740)
 Net realized gain on distributions              --                   --                  305,754
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      299                 (165)              (2,962,070)
                                               ----                -----              -----------
  Net gain (loss) on investments                298                 (337)              (2,680,056)
                                               ----                -----              -----------
  Net increase (decrease) in net
   assets resulting from operations            $802                $(323)             $(2,487,419)
                                               ====                =====              ===========

                                          AMERICAN FUNDS
                                             BLUE CHIP
                                            INCOME AND         AMERICAN FUNDS
                                            GROWTH FUND           BOND FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  ----------------------------------------
INVESTMENT INCOME:
 Dividends                                     $32,670             $138,330
                                             ---------            ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                  (5,287)             (18,818)
 Net realized gain on distributions            113,222                7,475
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (808,313)            (346,026)
                                             ---------            ---------
  Net gain (loss) on investments              (700,378)            (357,369)
                                             ---------            ---------
  Net increase (decrease) in net
   assets resulting from operations          $(667,708)           $(219,039)
                                             =========            =========

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                           AMERICAN FUNDS
                                               GLOBAL             AMERICAN FUNDS           AMERICAN FUNDS
                                             GROWTH FUND            GROWTH FUND          GROWTH-INCOME FUND
                                             SUB-ACCOUNT            SUB-ACCOUNT              SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                       $45,494                $87,771                 $152,873
                                             -----------            -----------              -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   (21,830)              (179,548)                 (36,829)
 Net realized gain on distributions              207,175              1,236,528                  575,467
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (1,361,582)            (6,795,814)              (4,490,961)
                                             -----------            -----------              -----------
  Net gain (loss) on investments              (1,176,237)            (5,738,834)              (3,952,323)
                                             -----------            -----------              -----------
  Net increase (decrease) in net
   assets resulting from operations          $(1,130,743)           $(5,651,063)             $(3,799,450)
                                             ===========            ===========              ===========

                                                                                             AMERICAN FUNDS
                                            AMERICAN FUNDS           AMERICAN FUNDS           GLOBAL SMALL
                                          INTERNATIONAL FUND         NEW WORLD FUND        CAPITALIZATION FUND
                                              SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------  ------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                       $101,088                 $25,140                     $ --
                                              -----------              ----------              -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   (146,341)                (37,453)                 (22,973)
 Net realized gain on distributions               742,622                 132,961                  442,826
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     (3,480,993)               (968,304)              (2,612,036)
                                              -----------              ----------              -----------
  Net gain (loss) on investments               (2,884,712)               (872,796)              (2,192,183)
                                              -----------              ----------              -----------
  Net increase (decrease) in net
   assets resulting from operations           $(2,783,624)              $(847,656)             $(2,192,183)
                                              ===========              ==========              ===========

                                            FIDELITY VIP            FIDELITY VIP
                                           ASSET MANAGER            EQUITY-INCOME
                                             PORTFOLIO                PORTFOLIO
                                            SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------  -----------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $22,571                 $237,690
                                             ----------              -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   (2,812)                (267,210)
 Net realized gain on distributions              86,327                    9,806
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     (372,969)              (4,998,656)
                                             ----------              -----------
  Net gain (loss) on investments               (289,454)              (5,256,060)
                                             ----------              -----------
  Net increase (decrease) in net
   assets resulting from operations           $(266,883)             $(5,018,370)
                                             ==========              ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                          FIDELITY VIP        FIDELITY VIP         FIDELITY VIP
                                             GROWTH            CONTRAFUND            OVERSEAS
                                            PORTFOLIO           PORTFOLIO            PORTFOLIO
                                           SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $17               $13,802              $24,384
                                              -----             ---------            ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   --               (16,024)             (10,491)
 Net realized gain on distributions              --                19,805              134,462
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     (264)             (701,045)            (670,169)
                                              -----             ---------            ---------
  Net gain (loss) on investments               (264)             (697,264)            (546,198)
                                              -----             ---------            ---------
  Net increase (decrease) in net
   assets resulting from operations           $(247)            $(683,462)           $(521,814)
                                              =====             =========            =========

                                           FIDELITY VIP         FIDELITY VIP        FIDELITY VIP
                                              MID CAP         VALUE STRATEGIES      FREEDOM 2010
                                             PORTFOLIO           PORTFOLIO            PORTFOLIO
                                            SUB-ACCOUNT       SUB-ACCOUNT (A)      SUB-ACCOUNT (A)
--------------------------------------  ------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $2,162                $5                 $220
                                             ---------              ----                -----
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                  (6,401)               (1)                  --
 Net realized gain on distributions            154,540                --                  208
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (545,004)               (4)                (352)
                                             ---------              ----                -----
  Net gain (loss) on investments              (396,865)               (5)                (144)
                                             ---------              ----                -----
  Net increase (decrease) in net
   assets resulting from operations          $(394,703)             $ --                  $76
                                             =========              ====                =====

                                           FIDELITY VIP         FIDELITY VIP
                                           FREEDOM 2020         FREEDOM 2030
                                             PORTFOLIO           PORTFOLIO
                                          SUB-ACCOUNT (A)     SUB-ACCOUNT (A)
--------------------------------------  ---------------------------------------
INVESTMENT INCOME:
 Dividends                                      $538                 $639
                                               -----               ------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                    --                    5
 Net realized gain on distributions              643                1,272
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (382)                (875)
                                               -----               ------
  Net gain (loss) on investments                 261                  402
                                               -----               ------
  Net increase (decrease) in net
   assets resulting from operations             $799               $1,041
                                               =====               ======

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                                  FRANKLIN             FRANKLIN
                                             FRANKLIN             SMALL CAP            STRATEGIC
                                              INCOME                VALUE               INCOME
                                          SECURITIES FUND      SECURITIES FUND      SECURITIES FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT (A)
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                     $90,852              $13,766                $ --
                                             ---------            ---------             -------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                  (1,799)             (55,819)                (38)
 Net realized gain on distributions             38,042               95,339                  --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                             (716,905)            (486,053)             (5,652)
                                             ---------            ---------             -------
  Net gain (loss) on investments              (680,662)            (446,533)             (5,690)
                                             ---------            ---------             -------
  Net increase (decrease) in net
   assets resulting from
   operations                                $(589,810)           $(432,767)            $(5,690)
                                             =========            =========             =======

                                                                  TEMPLETON
                                                                 DEVELOPING            TEMPLETON
                                           MUTUAL SHARES           MARKETS              FOREIGN
                                          SECURITIES FUND      SECURITIES FUND      SECURITIES FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT (A)
--------------------------------------  -------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                     $48,226                $ --                $ --
                                             ---------             -------               -----
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                 (69,337)                (19)                (28)
 Net realized gain on distributions             68,594                  --                  --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                             (765,257)             (1,536)               (822)
                                             ---------             -------               -----
  Net gain (loss) on investments              (766,000)             (1,555)               (850)
                                             ---------             -------               -----
  Net increase (decrease) in net
   assets resulting from
   operations                                $(717,774)            $(1,555)              $(850)
                                             =========             =======               =====


                                            TEMPLETON
                                              GROWTH          MUTUAL DISCOVERY
                                         SECURITIES FUND       SECURITIES FUND
                                           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  -----------------------------------------
INVESTMENT INCOME:
 Dividends                                     $1,436                $9,424
                                             --------             ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   (152)               (6,085)
 Net realized gain on distributions             5,657                17,655
 Net unrealized appreciation
  (depreciation) of investments
  during the year                             (53,266)             (172,295)
                                             --------             ---------
  Net gain (loss) on investments              (47,761)             (160,725)
                                             --------             ---------
  Net increase (decrease) in net
   assets resulting from
   operations                                $(46,325)            $(151,301)
                                             ========             =========

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                            FRANKLIN
                                            FLEX CAP           TEMPLETON            HARTFORD
                                             GROWTH          GLOBAL INCOME          ADVISERS
                                         SECURITIES FUND    SECURITIES FUND         HLS FUND
                                         SUB-ACCOUNT (A)      SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                     $ --              $17,603              $318,816
                                              -----             --------           -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   --                  (96)             (158,229)
 Net realized gain on distributions              --                   --                64,357
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (33)              (2,552)           (4,024,385)
                                              -----             --------           -----------
  Net gain (loss) on investments                (33)              (2,648)           (4,118,257)
                                              -----             --------           -----------
  Net increase (decrease) in net
   assets resulting from operations            $(33)             $14,955           $(3,799,441)
                                              =====             ========           ===========

                                             HARTFORD            HARTFORD              HARTFORD
                                             LARGECAP              TOTAL               CAPITAL
                                              GROWTH            RETURN BOND          APPRECIATION
                                             HLS FUND            HLS FUND              HLS FUND
                                         SUB-ACCOUNT (A)        SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  -------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                     $ --                $849,973              $555,259
                                               ----             -----------          ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   --                 (77,664)             (251,081)
 Net realized gain on distributions              --                      --             3,076,021
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       --              (1,778,196)          (20,495,398)
                                               ----             -----------          ------------
  Net gain (loss) on investments                 --              (1,855,860)          (17,670,458)
                                               ----             -----------          ------------
  Net increase (decrease) in net
   assets resulting from operations            $ --             $(1,005,887)         $(17,115,199)
                                               ====             ===========          ============

                                             HARTFORD             HARTFORD
                                             DIVIDEND           FUNDAMENTAL
                                            AND GROWTH             GROWTH
                                             HLS FUND             HLS FUND
                                            SUB-ACCOUNT       SUB-ACCOUNT (A)
--------------------------------------  ---------------------------------------
INVESTMENT INCOME:
 Dividends                                     $271,036             $ --
                                            -----------             ----
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                 (281,028)              --
 Net realized gain on distributions             259,961               --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                   (4,882,565)              14
                                            -----------             ----
  Net gain (loss) on investments             (4,903,632)              14
                                            -----------             ----
  Net increase (decrease) in net
   assets resulting from operations         $(4,632,596)             $14
                                            ===========             ====

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                            HARTFORD
                                             GLOBAL               HARTFORD               HARTFORD
                                            ADVISERS            GLOBAL EQUITY          GLOBAL GROWTH
                                            HLS FUND              HLS FUND               HLS FUND
                                           SUB-ACCOUNT       SUB-ACCOUNT (A)(B)         SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $525                   $33                    $63
                                             -------               -------                -------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   (47)                 (503)                   (65)
 Net realized gain on distributions              202                    --                    189
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (4,995)               (2,362)                (4,385)
                                             -------               -------                -------
  Net gain (loss) on investments              (4,840)               (2,865)                (4,261)
                                             -------               -------                -------
  Net increase (decrease) in net
   assets resulting from operations          $(4,315)              $(2,832)               $(4,198)
                                             =======               =======                =======

                                             HARTFORD                                  HARTFORD
                                            DISCIPLINED           HARTFORD              GROWTH
                                              EQUITY               GROWTH            OPPORTUNITIES
                                             HLS FUND             HLS FUND             HLS FUND
                                            SUB-ACCOUNT        SUB-ACCOUNT (A)        SUB-ACCOUNT
--------------------------------------  -------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $9,974                $4                  $2,837
                                             ---------               ---               ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                  (1,290)               (4)                (30,333)
 Net realized gain on distributions             78,804                --                  34,827
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (444,767)               46                (407,472)
                                             ---------               ---               ---------
  Net gain (loss) on investments              (367,253)               42                (402,978)
                                             ---------               ---               ---------
  Net increase (decrease) in net
   assets resulting from operations          $(357,279)              $46               $(400,141)
                                             =========               ===               =========


                                             HARTFORD               HARTFORD
                                            HIGH YIELD               INDEX
                                             HLS FUND               HLS FUND
                                          SUB-ACCOUNT (A)         SUB-ACCOUNT
--------------------------------------  -------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $349                  $240,942
                                               -----              ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                    --                  (308,197)
 Net realized gain on distributions               --                   273,962
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (705)               (5,296,715)
                                               -----              ------------
  Net gain (loss) on investments                (705)               (5,330,950)
                                               -----              ------------
  Net increase (decrease) in net
   assets resulting from operations            $(356)              $(5,090,008)
                                               =====              ============

(a)  From inception May 1, 2008 to December 31, 2008.

(b) Effective August 22, 2008, Hartford Global Technology HLS Fund merged with Hartford Global Equity HLS Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                             HARTFORD            HARTFORD             HARTFORD
                                          INTERNATIONAL        INTERNATIONAL           MIDCAP
                                          SMALL COMPANY        OPPORTUNITIES           GROWTH
                                             HLS FUND            HLS FUND             HLS FUND
                                           SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT (A)
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $5,307             $167,716             $ --
                                            ----------          -----------             ----
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                  (7,016)             (56,954)              --
 Net realized gain on distributions             12,889              318,173               --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (224,082)          (4,325,938)               1
                                            ----------          -----------             ----
  Net gain (loss) on investments              (218,209)          (4,064,719)               1
                                            ----------          -----------             ----
  Net increase (decrease) in net
   assets resulting from operations          $(212,902)         $(3,897,003)              $1
                                            ==========          ===========             ====


                                             HARTFORD             HARTFORD           HARTFORD
                                              MIDCAP            MIDCAP VALUE       MONEY MARKET
                                             HLS FUND             HLS FUND           HLS FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------  ----------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $23,480              $6,066           $200,499
                                            -----------          ----------          ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                  (81,323)           (156,056)                --
 Net realized gain on distributions             218,620             235,541                 --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                   (1,954,668)           (639,939)                --
                                            -----------          ----------          ---------
  Net gain (loss) on investments             (1,817,371)           (560,454)                --
                                            -----------          ----------          ---------
  Net increase (decrease) in net
   assets resulting from operations         $(1,793,891)          $(554,388)          $200,499
                                            ===========          ==========          =========


                                             HARTFORD             HARTFORD
                                           SMALL COMPANY      SMALLCAP GROWTH
                                             HLS FUND             HLS FUND
                                            SUB-ACCOUNT       SUB-ACCOUNT (A)
--------------------------------------  ---------------------------------------
INVESTMENT INCOME:
 Dividends                                       $4,392             $ --
                                            -----------             ----
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                  (53,203)              (3)
 Net realized gain on distributions              15,342               --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                   (2,066,371)              (5)
                                            -----------             ----
  Net gain (loss) on investments             (2,104,232)              (8)
                                            -----------             ----
  Net increase (decrease) in net
   assets resulting from operations         $(2,099,840)             $(8)
                                            ===========             ====

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                                     HARTFORD            HARTFORD
                                              HARTFORD           U.S. GOVERNMENT           VALUE
                                                STOCK               SECURITIES         OPPORTUNITIES
                                              HLS FUND               HLS FUND            HLS FUND
                                             SUB-ACCOUNT        SUB-ACCOUNT (A)(C)      SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                       $271,919            $107,874              $12,693
                                            -------------           ---------            ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   (300,097)           (178,530)              (6,041)
 Net realized gain on distributions                82,482                  --                4,230
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     (7,159,806)             22,417             (313,734)
                                            -------------           ---------            ---------
  Net gain (loss) on investments               (7,377,421)           (156,113)            (315,545)
                                            -------------           ---------            ---------
  Net increase (decrease) in net
   assets resulting from operations           $(7,105,502)           $(48,239)           $(302,852)
                                            =============           =========            =========


                                           LORD ABBETT           LORD ABBETT          LORD ABBETT
                                         AMERICA'S VALUE       BOND-DEBENTURE           GROWTH &
                                            PORTFOLIO             PORTFOLIO           INCOME FUND
                                           SUB-ACCOUNT         SUB-ACCOUNT (A)        SUB-ACCOUNT
--------------------------------------  -------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                    $3,614                $3,311                $1,296
                                            --------               -------              --------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   206                   (16)              (17,601)
 Net realized gain on distributions            2,169                   126                   303
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                   (24,231)               (6,075)              (36,873)
                                            --------               -------              --------
  Net gain (loss) on investments             (21,856)               (5,965)              (54,171)
                                            --------               -------              --------
  Net increase (decrease) in net
   assets resulting from operations         $(18,242)              $(2,654)             $(52,875)
                                            ========               =======              ========


                                          MFS GROWTH       MFS INVESTORS
                                            SERIES         TRUST SERIES
                                        SUB-ACCOUNT (A)   SUB-ACCOUNT (D)
--------------------------------------  ----------------------------------
INVESTMENT INCOME:
 Dividends                                    $ --               $ --
                                             -----            -------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                  --               (201)
 Net realized gain on distributions             --                 --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      --             (6,529)
                                             -----            -------
  Net gain (loss) on investments                --             (6,730)
                                             -----            -------
  Net increase (decrease) in net
   assets resulting from operations           $ --            $(6,730)
                                             =====            =======

(a)  From inception May 1, 2008 to December 31, 2008.

(c) Effective September 26, 2008, Hartford Mortgage Securities HLS Fund merged with Hartford U.S. Government Securities HLS Fund.

(d) Funded as of July 29, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                              MFS NEW              MFS TOTAL            MFS VALUE
                                          DISCOVERY SERIES       RETURN SERIES           SERIES
                                            SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT (A)
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                        $ --               $57,310                $ --
                                              --------             ---------             -------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                  (2,297)              (15,821)                  3
 Net realized gain on distributions             10,445               113,514                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     (33,636)             (577,769)             (4,487)
                                              --------             ---------             -------
  Net gain (loss) on investments               (25,488)             (480,076)             (4,484)
                                              --------             ---------             -------
  Net increase (decrease) in net
   assets resulting from operations           $(25,488)            $(422,766)            $(4,484)
                                              ========             =========             =======

                                           VAN KAMPEN --       VAN KAMPEN --
                                            UIF MID CAP           UIF U.S.            OPPENHEIMER
                                              GROWTH           MID CAP VALUE            CAPITAL
                                             PORTFOLIO           PORTFOLIO         APPRECIATION FUND
                                          SUB-ACCOUNT (A)       SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ---------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                         $2                 $678                  $ --
                                              -------             --------              --------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                     (3)              (2,844)                  767
 Net realized gain on distributions                69               28,444                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     (2,157)             (85,559)              (60,000)
                                              -------             --------              --------
  Net gain (loss) on investments               (2,091)             (59,959)              (59,233)
                                              -------             --------              --------
  Net increase (decrease) in net
   assets resulting from operations           $(2,089)            $(59,281)             $(59,233)
                                              =======             ========              ========


                                             OPPENHEIMER          OPPENHEIMER
                                          GLOBAL SECURITIES       MAIN STREET
                                               FUND/VA              FUND/VA
                                             SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  ----------------------------------------
INVESTMENT INCOME:
 Dividends                                       $5,690                $107
                                              ---------             -------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   (1,966)               (139)
 Net realized gain on distributions              30,510                 564
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     (262,312)             (5,840)
                                              ---------             -------
  Net gain (loss) on investments               (233,768)             (5,415)
                                              ---------             -------
  Net increase (decrease) in net
   assets resulting from operations           $(228,078)            $(5,308)
                                              =========             =======

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                            OPPENHEIMER
                                            MAIN STREET          PUTNAM VT            PUTNAM VT
                                             SMALL CAP          DIVERSIFIED         GLOBAL ASSET
                                              FUND/VA           INCOME FUND        ALLOCATION FUND
                                          SUB-ACCOUNT (A)       SUB-ACCOUNT          SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                       $ --               $5,957              $31,183
                                              -------             --------            ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                      2                 (413)              (6,926)
 Net realized gain on distributions                --                   --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     (2,747)             (45,154)            (311,878)
                                              -------             --------            ---------
  Net gain (loss) on investments               (2,745)             (45,567)            (318,804)
                                              -------             --------            ---------
  Net increase (decrease) in net
   assets resulting from operations           $(2,745)            $(39,610)           $(287,621)
                                              =======             ========            =========


                                              PUTNAM VT              PUTNAM VT             PUTNAM VT
                                               GLOBAL               GROWTH AND              HEALTH
                                             EQUITY FUND            INCOME FUND          SCIENCES FUND
                                             SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  -----------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $100,186               $175,090                 $ --
                                             -----------            -----------            ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   (53,941)              (126,224)                (281)
 Net realized gain on distributions                   --              1,265,882                1,140
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (2,090,869)            (4,530,415)             (23,439)
                                             -----------            -----------            ---------
  Net gain (loss) on investments              (2,144,810)            (3,390,757)             (22,580)
                                             -----------            -----------            ---------
  Net increase (decrease) in net
   assets resulting from operations          $(2,044,624)           $(3,215,667)            $(22,580)
                                             ===========            ===========            =========


                                             PUTNAM VT
                                               HIGH               PUTNAM VT
                                            YIELD FUND           INCOME FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  ----------------------------------------
INVESTMENT INCOME:
 Dividends                                    $246,319             $188,382
                                             ---------            ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   2,961              (16,378)
 Net realized gain on distributions                 --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (943,192)            (818,204)
                                             ---------            ---------
  Net gain (loss) on investments              (940,231)            (834,582)
                                             ---------            ---------
  Net increase (decrease) in net
   assets resulting from operations          $(693,912)           $(646,200)
                                             =========            =========

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                            PUTNAM VT
                                          INTERNATIONAL           PUTNAM VT              PUTNAM VT
                                            GROWTH AND          INTERNATIONAL        INTERNATIONAL NEW
                                           INCOME FUND           EQUITY FUND         OPPORTUNITIES FUND
                                           SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                     $1,849                $54,442                  $408
                                             --------            -----------              --------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   (579)               (27,953)                 (503)
 Net realized gain on distributions            17,220                361,717                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (66,877)            (1,589,898)              (11,278)
                                             --------            -----------              --------
  Net gain (loss) on investments              (50,236)            (1,256,134)              (11,781)
                                             --------            -----------              --------
  Net increase (decrease) in net
   assets resulting from operations          $(48,387)           $(1,201,692)             $(11,373)
                                             ========            ===========              ========


                                                               PUTNAM VT            PUTNAM VT
                                            PUTNAM VT            MONEY                 NEW
                                          INVESTORS FUND      MARKET FUND      OPPORTUNITIES FUND
                                           SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  ------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                       $316             $14                  $11,838
                                             --------             ---              -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   (179)             --                  (35,020)
 Net realized gain on distributions                --              --                       --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (29,277)             --               (1,802,025)
                                             --------             ---              -----------
  Net gain (loss) on investments              (29,456)             --               (1,837,045)
                                             --------             ---              -----------
  Net increase (decrease) in net
   assets resulting from operations          $(29,140)            $14              $(1,825,207)
                                             ========             ===              ===========


                                             PUTNAM VT            PUTNAM VT
                                                NEW             OTC & EMERGING
                                            VALUE FUND           GROWTH FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  -----------------------------------------
INVESTMENT INCOME:
 Dividends                                      $4,290                 $ --
                                             ---------             --------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   7,168              (34,658)
 Net realized gain on distributions             43,289                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (169,081)              (5,371)
                                             ---------             --------
  Net gain (loss) on investments              (118,624)             (40,029)
                                             ---------             --------
  Net increase (decrease) in net
   assets resulting from operations          $(114,334)            $(40,029)
                                             =========             ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                            PUTNAM VT              PUTNAM VT                 PUTNAM VT
                                            SMALL CAP          THE GEORGE PUTNAM       UTILITIES GROWTH AND
                                            VALUE FUND           FUND OF BOSTON             INCOME FUND
                                           SUB-ACCOUNT            SUB-ACCOUNT               SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                     $1,663                 $2,868                   $13,293
                                             --------               --------                 ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                (66,437)                  (460)                   (1,534)
 Net realized gain on distributions            29,123                  5,206                        --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (39,721)               (34,995)                 (204,063)
                                             --------               --------                 ---------
  Net gain (loss) on investments              (77,035)               (30,249)                 (205,597)
                                             --------               --------                 ---------
  Net increase (decrease) in net
   assets resulting from operations          $(75,372)              $(27,381)                $(192,304)
                                             ========               ========                 =========


                                                                                          PUTNAM VT
                                            PUTNAM VT             PUTNAM VT                CAPITAL
                                            VISTA FUND          VOYAGER FUND         OPPORTUNITIES FUND
                                           SUB-ACCOUNT           SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------  ------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                       $ --                $17,533                 $1,093
                                             --------            -----------              ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                 (4,147)              (186,400)                  (411)
 Net realized gain on distributions                --                     --                 13,329
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (44,008)            (2,534,156)              (106,405)
                                             --------            -----------              ---------
  Net gain (loss) on investments              (48,155)            (2,720,556)               (93,487)
                                             --------            -----------              ---------
  Net increase (decrease) in net
   assets resulting from operations          $(48,155)           $(2,703,023)              $(92,394)
                                             ========            ===========              =========

                                                                VAN KAMPEN LIT
                                             PUTNAM VT            GROWTH AND         VAN KAMPEN LIT
                                              EQUITY                INCOME              COMSTOCK
                                            INCOME FUND           PORTFOLIO             PORTFOLIO
                                            SUB-ACCOUNT        SUB-ACCOUNT (A)         SUB-ACCOUNT
--------------------------------------  --------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $8,640               $ --                 $24,191
                                             ---------               ----               ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                 (40,494)               (11)                (18,990)
 Net realized gain on distributions             20,708                 --                  59,413
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (114,138)                47                (560,556)
                                             ---------               ----               ---------
  Net gain (loss) on investments              (133,924)                36                (520,133)
                                             ---------               ----               ---------
  Net increase (decrease) in net
   assets resulting from operations          $(125,284)               $36               $(495,942)
                                             =========               ====               =========

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                         ALLIANCEBERNSTEIN VPS      ALLIANCEBERNSTEIN VPS      ALLIANCEBERNSTEIN VPS
                                            BALANCED WEALTH             INTERNATIONAL              SMALL/MID-CAP
                                           STRATEGY PORTFOLIO          VALUE PORTFOLIO            VALUE PORTFOLIO
                                            SUB-ACCOUNT (A)              SUB-ACCOUNT                SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $ --                      $7,311                     $1,418
 Net realized gain (loss) on security
  transactions                                       --                      (2,308)                   (53,979)
 Net realized gain on distributions                  --                      52,302                     33,394
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                          268                    (652,561)                    (8,633)
                                                 ------                   ---------                  ---------
 Net increase (decrease) in net assets
  resulting from operations                         268                    (595,256)                   (27,800)
                                                 ------                   ---------                  ---------
UNIT TRANSACTIONS:
 Purchases                                           47                      47,715                      3,818
 Net transfers                                    3,503                     226,625                   (259,921)
 Surrenders for benefit payments and
  fees                                               --                      (1,857)                         3
 Net loan activity                                   --                          --                         --
 Cost of insurance                                  (41)                    (35,757)                    (4,224)
                                                 ------                   ---------                  ---------
 Net increase (decrease) in net assets
  resulting from unit transactions                3,509                     236,726                   (260,324)
                                                 ------                   ---------                  ---------
 Net increase (decrease) in net assets            3,777                    (358,530)                  (288,124)
NET ASSETS:
 Beginning of year                                   --                   1,017,841                    355,341
                                                 ------                   ---------                  ---------
 End of year                                     $3,777                    $659,311                    $67,217
                                                 ======                   =========                  =========

                                                                   ALLIANCEBERNSTEIN VPS           AIM V.I.
                                         ALLIANCEBERNSTEIN VPS         INTERNATIONAL               CAPITAL
                                            VALUE PORTFOLIO           GROWTH PORTFOLIO        APPRECIATION FUND
                                            SUB-ACCOUNT (A)             SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------  --------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $ --                       $ --                     $ --
 Net realized gain (loss) on security
  transactions                                      (43)                      (241)                  (2,090)
 Net realized gain on distributions                  --                      1,866                       --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                          (46)                   (59,594)                 (65,463)
                                                 ------                   --------                 --------
 Net increase (decrease) in net assets
  resulting from operations                         (89)                   (57,969)                 (67,553)
                                                 ------                   --------                 --------
UNIT TRANSACTIONS:
 Purchases                                        1,569                      3,842                   13,225
 Net transfers                                      819                    115,795                    2,850
 Surrenders for benefit payments and
  fees                                                1                         --                       75
 Net loan activity                                   --                         --                       --
 Cost of insurance                                 (754)                    (3,566)                 (10,374)
                                                 ------                   --------                 --------
 Net increase (decrease) in net assets
  resulting from unit transactions                1,635                    116,071                    5,776
                                                 ------                   --------                 --------
 Net increase (decrease) in net assets            1,546                     58,102                  (61,777)
NET ASSETS:
 Beginning of year                                   --                     19,456                  151,461
                                                 ------                   --------                 --------
 End of year                                     $1,546                    $77,558                  $89,684
                                                 ======                   ========                 ========

                                             AIM V.I.            AIM V.I.
                                               CORE            INTERNATIONAL
                                           EQUITY FUND          GROWTH FUND
                                           SUB-ACCOUNT        SUB-ACCOUNT (A)
--------------------------------------  ---------------------------------------
OPERATIONS:
 Net investment income (loss)                  $2,654                $139
 Net realized gain (loss) on security
  transactions                                   (278)                (48)
 Net realized gain on distributions                --                 337
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (34,561)             (5,301)
                                             --------             -------
 Net increase (decrease) in net assets
  resulting from operations                   (32,185)             (4,873)
                                             --------             -------
UNIT TRANSACTIONS:
 Purchases                                      2,663               1,042
 Net transfers                                111,631              23,856
 Surrenders for benefit payments and
  fees                                             --                   1
 Net loan activity                                 --                  --
 Cost of insurance                             (3,100)             (1,466)
                                             --------             -------
 Net increase (decrease) in net assets
  resulting from unit transactions            111,194              23,433
                                             --------             -------
 Net increase (decrease) in net assets         79,009              18,560
NET ASSETS:
 Beginning of year                             13,565                  --
                                             --------             -------
 End of year                                  $92,574             $18,560
                                             ========             =======

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                               AIM V.I.           AIM V.I.           AIM V.I.
                                             MID CAP CORE         SMALL CAP          CAPITAL
                                             EQUITY FUND         EQUITY FUND     DEVELOPMENT FUND
                                             SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $6,241               $ --              $ --
 Net realized gain (loss) on security
  transactions                                   (15,942)               (82)                5
 Net realized gain on distributions               45,386                388            13,276
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (173,069)           (33,915)          (71,278)
                                              ----------          ---------          --------
 Net increase (decrease) in net assets
  resulting from operations                     (137,384)           (33,609)          (57,997)
                                              ----------          ---------          --------
UNIT TRANSACTIONS:
 Purchases                                        41,787              6,206             8,114
 Net transfers                                   (68,260)            42,111             4,979
 Surrenders for benefit payments and
  fees                                            (9,067)                 1                --
 Net loan activity                                    --               (378)               --
 Cost of insurance                               (14,319)            (1,651)           (5,805)
                                              ----------          ---------          --------
 Net increase (decrease) in net assets
  resulting from unit transactions               (49,859)            46,289             7,288
                                              ----------          ---------          --------
 Net increase (decrease) in net assets          (187,243)            12,680           (50,709)
NET ASSETS:
 Beginning of year                               488,313             82,919           119,576
                                              ----------          ---------          --------
 End of year                                    $301,070            $95,599           $68,867
                                              ==========          =========          ========

                                                             AMERICAN FUNDS
                                           AMERICAN FUNDS        GLOBAL          AMERICAN FUNDS
                                               GLOBAL          GROWTH AND             ASSET
                                             BOND FUND         INCOME FUND       ALLOCATION FUND
                                          SUB-ACCOUNT (A)    SUB-ACCOUNT (A)       SUB-ACCOUNT
----------------------------------------  --------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $504              $14               $192,637
 Net realized gain (loss) on security
  transactions                                      (1)            (172)               (23,740)
 Net realized gain on distributions                 --               --                305,754
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                         299             (165)            (2,962,070)
                                              --------           ------            -----------
 Net increase (decrease) in net assets
  resulting from operations                        802             (323)            (2,487,419)
                                              --------           ------            -----------
UNIT TRANSACTIONS:
 Purchases                                       1,086               16                469,628
 Net transfers                                  10,587              931                429,853
 Surrenders for benefit payments and
  fees                                              --               --               (329,889)
 Net loan activity                                  --               --                     --
 Cost of insurance                                (741)            (147)              (304,858)
                                              --------           ------            -----------
 Net increase (decrease) in net assets
  resulting from unit transactions              10,932              800                264,734
                                              --------           ------            -----------
 Net increase (decrease) in net assets          11,734              477             (2,222,685)
NET ASSETS:
 Beginning of year                                  --               --              8,138,202
                                              --------           ------            -----------
 End of year                                   $11,734             $477             $5,915,517
                                              ========           ======            ===========

                                            AMERICAN FUNDS
                                               BLUE CHIP
                                              INCOME AND         AMERICAN FUNDS
                                              GROWTH FUND           BOND FUND
                                              SUB-ACCOUNT          SUB-ACCOUNT
----------------------------------------  ----------------------------------------
OPERATIONS:
 Net investment income (loss)                     $32,670             $138,330
 Net realized gain (loss) on security
  transactions                                     (5,287)             (18,818)
 Net realized gain on distributions               113,222                7,475
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       (808,313)            (346,026)
                                              -----------          -----------
 Net increase (decrease) in net assets
  resulting from operations                      (667,708)            (219,039)
                                              -----------          -----------
UNIT TRANSACTIONS:
 Purchases                                         70,063              158,579
 Net transfers                                    105,410              (26,322)
 Surrenders for benefit payments and
  fees                                             (9,500)            (227,983)
 Net loan activity                                     --                   --
 Cost of insurance                                (58,984)             (88,060)
                                              -----------          -----------
 Net increase (decrease) in net assets
  resulting from unit transactions                106,989             (183,786)
                                              -----------          -----------
 Net increase (decrease) in net assets           (560,719)            (402,825)
NET ASSETS:
 Beginning of year                              1,738,878            2,599,432
                                              -----------          -----------
 End of year                                   $1,178,159           $2,196,607
                                              ===========          ===========

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                          AMERICAN FUNDS
                                              GLOBAL           AMERICAN FUNDS         AMERICAN FUNDS
                                            GROWTH FUND          GROWTH FUND        GROWTH-INCOME FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT            SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $45,494              $87,771               $152,873
 Net realized gain (loss) on security
  transactions                                  (21,830)            (179,548)               (36,829)
 Net realized gain on distributions             207,175            1,236,528                575,467
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                   (1,361,582)          (6,795,814)            (4,490,961)
                                            -----------          -----------            -----------
 Net increase (decrease) in net assets
  resulting from operations                  (1,130,743)          (5,651,063)            (3,799,450)
                                            -----------          -----------            -----------
UNIT TRANSACTIONS:
 Purchases                                      163,493              633,234                612,362
 Net transfers                                   55,002              246,602                380,048
 Surrenders for benefit payments and
  fees                                          (76,726)            (343,082)              (375,262)
 Net loan activity                               (4,437)             (11,051)               (11,431)
 Cost of insurance                              (95,386)            (334,879)              (397,713)
                                            -----------          -----------            -----------
 Net increase (decrease) in net assets
  resulting from unit transactions               41,946              190,824                208,004
                                            -----------          -----------            -----------
 Net increase (decrease) in net assets       (1,088,797)          (5,460,239)            (3,591,446)
NET ASSETS:
 Beginning of year                            2,895,463           12,692,741             10,016,550
                                            -----------          -----------            -----------
 End of year                                 $1,806,666           $7,232,502             $6,425,104
                                            ===========          ===========            ===========

                                                                                      AMERICAN FUNDS
                                           AMERICAN FUNDS        AMERICAN FUNDS        GLOBAL SMALL
                                         INTERNATIONAL FUND      NEW WORLD FUND     CAPITALIZATION FUND
                                             SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $101,088              $25,140                  $ --
 Net realized gain (loss) on security
  transactions                                  (146,341)             (37,453)              (22,973)
 Net realized gain on distributions              742,622              132,961               442,826
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (3,480,993)            (968,304)           (2,612,036)
                                             -----------           ----------           -----------
 Net increase (decrease) in net assets
  resulting from operations                   (2,783,624)            (847,656)           (2,192,183)
                                             -----------           ----------           -----------
UNIT TRANSACTIONS:
 Purchases                                       300,034              137,870               117,495
 Net transfers                                   147,950              341,694                77,839
 Surrenders for benefit payments and
  fees                                          (131,764)             (36,492)              (72,117)
 Net loan activity                               (12,252)                  --                (9,283)
 Cost of insurance                              (174,236)             (76,737)              (75,320)
                                             -----------           ----------           -----------
 Net increase (decrease) in net assets
  resulting from unit transactions               129,732              366,335                38,614
                                             -----------           ----------           -----------
 Net increase (decrease) in net assets        (2,653,892)            (481,321)           (2,153,569)
NET ASSETS:
 Beginning of year                             6,296,198            1,623,515             4,063,361
                                             -----------           ----------           -----------
 End of year                                  $3,642,306           $1,142,194            $1,909,792
                                             ===========           ==========           ===========

                                           FIDELITY VIP        FIDELITY VIP
                                          ASSET MANAGER        EQUITY-INCOME
                                            PORTFOLIO            PORTFOLIO
                                           SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  ---------------------------------------
OPERATIONS:
 Net investment income (loss)                  $22,571             $237,690
 Net realized gain (loss) on security
  transactions                                  (2,812)            (267,210)
 Net realized gain on distributions             86,327                9,806
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (372,969)          (4,998,656)
                                            ----------          -----------
 Net increase (decrease) in net assets
  resulting from operations                   (266,883)          (5,018,370)
                                            ----------          -----------
UNIT TRANSACTIONS:
 Purchases                                          --              436,734
 Net transfers                                      --             (231,215)
 Surrenders for benefit payments and
  fees                                               3             (136,104)
 Net loan activity                                  --                9,503
 Cost of insurance                             (34,001)            (363,838)
                                            ----------          -----------
 Net increase (decrease) in net assets
  resulting from unit transactions             (33,998)            (284,920)
                                            ----------          -----------
 Net increase (decrease) in net assets        (300,881)          (5,303,290)
NET ASSETS:
 Beginning of year                             951,499           11,758,996
                                            ----------          -----------
 End of year                                  $650,618           $6,455,706
                                            ==========          ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                          FIDELITY VIP        FIDELITY VIP          FIDELITY VIP
                                             GROWTH            CONTRAFUND             OVERSEAS
                                           PORTFOLIO            PORTFOLIO             PORTFOLIO
                                          SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $17                $13,802              $24,384
 Net realized gain (loss) on security
  transactions                                   --                (16,024)             (10,491)
 Net realized gain on distributions              --                 19,805              134,462
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     (264)              (701,045)            (670,169)
                                             ------            -----------            ---------
 Net increase (decrease) in net assets
  resulting from operations                    (247)              (683,462)            (521,814)
                                             ------            -----------            ---------
UNIT TRANSACTIONS:
 Purchases                                       --                 36,881                   --
 Net transfers                                2,226              1,068,727                   --
 Surrenders for benefit payments and
  fees                                           --                     (2)            (212,515)
 Net loan activity                               --                 (1,896)                  --
 Cost of insurance                              (92)               (40,614)             (28,466)
                                             ------            -----------            ---------
 Net increase (decrease) in net assets
  resulting from unit transactions            2,134              1,063,096             (240,981)
                                             ------            -----------            ---------
 Net increase (decrease) in net assets        1,887                379,634             (762,795)
NET ASSETS:
 Beginning of year                               --                835,301            1,387,960
                                             ------            -----------            ---------
 End of year                                 $1,887             $1,214,935             $625,165
                                             ======            ===========            =========

                                           FIDELITY VIP          FIDELITY VIP         FIDELITY VIP
                                              MID CAP          VALUE STRATEGIES       FREEDOM 2010
                                             PORTFOLIO            PORTFOLIO            PORTFOLIO
                                            SUB-ACCOUNT        SUB-ACCOUNT (A)      SUB-ACCOUNT (A)
--------------------------------------  -------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $2,162                  $5                 $220
 Net realized gain (loss) on security
  transactions                                  (6,401)                 (1)                  --
 Net realized gain on distributions            154,540                  --                  208
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (545,004)                 (4)                (352)
                                             ---------              ------               ------
 Net increase (decrease) in net assets
  resulting from operations                   (394,703)                 --                   76
                                             ---------              ------               ------
UNIT TRANSACTIONS:
 Purchases                                      78,341                   9                6,684
 Net transfers                                (158,688)              1,192                   --
 Surrenders for benefit payments and
  fees                                          (2,463)                  1                   --
 Net loan activity                              (1,145)                 --                   --
 Cost of insurance                             (19,865)                 (9)                  --
                                             ---------              ------               ------
 Net increase (decrease) in net assets
  resulting from unit transactions            (103,820)              1,193                6,684
                                             ---------              ------               ------
 Net increase (decrease) in net assets        (498,523)              1,193                6,760
NET ASSETS:
 Beginning of year                           1,098,904                  --                   --
                                             ---------              ------               ------
 End of year                                  $600,381              $1,193               $6,760
                                             =========              ======               ======

                                           FIDELITY VIP         FIDELITY VIP
                                           FREEDOM 2020         FREEDOM 2030
                                             PORTFOLIO            PORTFOLIO
                                          SUB-ACCOUNT (A)      SUB-ACCOUNT (A)
--------------------------------------  ----------------------------------------
OPERATIONS:
 Net investment income (loss)                    $538                 $639
 Net realized gain (loss) on security
  transactions                                     --                    5
 Net realized gain on distributions               643                1,272
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       (382)                (875)
                                              -------              -------
 Net increase (decrease) in net assets
  resulting from operations                       799                1,041
                                              -------              -------
UNIT TRANSACTIONS:
 Purchases                                          2                   --
 Net transfers                                 16,750               21,625
 Surrenders for benefit payments and
  fees                                             --                   (1)
 Net loan activity                                 --                   --
 Cost of insurance                               (115)                (141)
                                              -------              -------
 Net increase (decrease) in net assets
  resulting from unit transactions             16,637               21,483
                                              -------              -------
 Net increase (decrease) in net assets         17,436               22,524
NET ASSETS:
 Beginning of year                                 --                   --
                                              -------              -------
 End of year                                  $17,436              $22,524
                                              =======              =======

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                                   FRANKLIN             FRANKLIN
                                              FRANKLIN             SMALL CAP            STRATEGIC
                                               INCOME                VALUE               INCOME
                                          SECURITIES FUND       SECURITIES FUND      SECURITIES FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT (A)
------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $90,852              $13,766                $ --
 Net realized gain (loss) on security
  transactions                                   (1,799)             (55,819)                (38)
 Net realized gain on distributions              38,042               95,339                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     (716,905)            (486,053)             (5,652)
                                             ----------            ---------             -------
 Net increase (decrease) in net assets
  resulting from operations                    (589,810)            (432,767)             (5,690)
                                             ----------            ---------             -------
UNIT TRANSACTIONS:
 Purchases                                       77,480               77,809               2,325
 Net transfers                                  210,890             (135,298)             74,462
 Surrenders for benefit payments and
  fees                                               29              (26,053)                 --
 Net loan activity                                   --               (6,863)                 --
 Cost of insurance                              (65,550)             (52,980)             (3,573)
                                             ----------            ---------             -------
 Net increase (decrease) in net assets
  resulting from unit transactions              222,849             (143,385)             73,214
                                             ----------            ---------             -------
 Net increase (decrease) in net assets         (366,961)            (576,152)             67,524
NET ASSETS:
 Beginning of year                            1,809,033            1,357,661                  --
                                             ----------            ---------             -------
 End of year                                 $1,442,072             $781,509             $67,524
                                             ==========            =========             =======

                                                                   TEMPLETON
                                                                  DEVELOPING            TEMPLETON
                                           MUTUAL SHARES            MARKETS              FOREIGN
                                          SECURITIES FUND       SECURITIES FUND      SECURITIES FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT (A)
--------------------------------------  ---------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $48,226                $ --                 $ --
 Net realized gain (loss) on security
  transactions                                  (69,337)                (19)                 (28)
 Net realized gain on distributions              68,594                  --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     (765,257)             (1,536)                (822)
                                             ----------             -------               ------
 Net increase (decrease) in net assets
  resulting from operations                    (717,774)             (1,555)                (850)
                                             ----------             -------               ------
UNIT TRANSACTIONS:
 Purchases                                       80,741                  49                   88
 Net transfers                                 (377,251)              5,839                4,872
 Surrenders for benefit payments and
  fees                                         (100,185)                 --                   --
 Net loan activity                                   --                  --                   --
 Cost of insurance                              (52,676)               (363)                (382)
                                             ----------             -------               ------
 Net increase (decrease) in net assets
  resulting from unit transactions             (449,371)              5,525                4,578
                                             ----------             -------               ------
 Net increase (decrease) in net assets       (1,167,145)              3,970                3,728
NET ASSETS:
 Beginning of year                            2,257,421                  --                   --
                                             ----------             -------               ------
 End of year                                 $1,090,276              $3,970               $3,728
                                             ==========             =======               ======


                                            TEMPLETON
                                              GROWTH          MUTUAL DISCOVERY
                                         SECURITIES FUND       SECURITIES FUND
                                           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  -----------------------------------------
OPERATIONS:
 Net investment income (loss)                  $1,436                $9,424
 Net realized gain (loss) on security
  transactions                                   (152)               (6,085)
 Net realized gain on distributions             5,657                17,655
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (53,266)             (172,295)
                                             --------             ---------
 Net increase (decrease) in net assets
  resulting from operations                   (46,325)             (151,301)
                                             --------             ---------
UNIT TRANSACTIONS:
 Purchases                                      9,553                53,297
 Net transfers                                 17,819               204,171
 Surrenders for benefit payments and
  fees                                             --               (40,171)
 Net loan activity                                 --                    --
 Cost of insurance                             (3,911)              (30,780)
                                             --------             ---------
 Net increase (decrease) in net assets
  resulting from unit transactions             23,461               186,517
                                             --------             ---------
 Net increase (decrease) in net assets        (22,864)               35,216
NET ASSETS:
 Beginning of year                             93,192               393,913
                                             --------             ---------
 End of year                                  $70,328              $429,129
                                             ========             =========

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                             FRANKLIN
                                             FLEX CAP           TEMPLETON             HARTFORD
                                              GROWTH          GLOBAL INCOME           ADVISERS
                                         SECURITIES FUND     SECURITIES FUND          HLS FUND
                                         SUB-ACCOUNT (A)       SUB-ACCOUNT          SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $ --               $17,603              $318,816
 Net realized gain (loss) on security
  transactions                                   --                   (96)             (158,229)
 Net realized gain on distributions              --                    --                64,357
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (33)               (2,552)           (4,024,385)
                                               ----              --------            ----------
 Net increase (decrease) in net assets
  resulting from operations                     (33)               14,955            (3,799,441)
                                               ----              --------            ----------
UNIT TRANSACTIONS:
 Purchases                                        7                42,290               537,631
 Net transfers                                  268               502,615              (726,202)
 Surrenders for benefit payments and
  fees                                           (1)                   --               (44,247)
 Net loan activity                               --                    --                (9,410)
 Cost of insurance                               (8)              (12,569)             (463,554)
                                               ----              --------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions              266               532,336              (705,782)
                                               ----              --------            ----------
 Net increase (decrease) in net assets          233               547,291            (4,505,223)
NET ASSETS:
 Beginning of year                               --                68,823            12,403,150
                                               ----              --------            ----------
 End of year                                   $233              $616,114            $7,897,927
                                               ====              ========            ==========

                                             HARTFORD              HARTFORD              HARTFORD
                                             LARGECAP               TOTAL                 CAPITAL
                                              GROWTH             RETURN BOND           APPRECIATION
                                             HLS FUND              HLS FUND              HLS FUND
                                          SUB-ACCOUNT (A)        SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  ----------------------------------------------------------------
OPERATIONS:
                                                  $
 Net investment income (loss)                    --                 $849,973               $555,259
 Net realized gain (loss) on security
  transactions                                   --                  (77,664)              (251,081)
 Net realized gain on distributions              --                       --              3,076,021
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       --               (1,778,196)           (20,495,398)
                                                ---               ----------            -----------
 Net increase (decrease) in net assets
  resulting from operations                      --               (1,005,887)           (17,115,199)
                                                ---               ----------            -----------
UNIT TRANSACTIONS:
 Purchases                                        9                  436,669              1,102,225
 Net transfers                                   15                 (998,513)              (199,474)
 Surrenders for benefit payments and
  fees                                            1                 (749,952)            (2,212,314)
 Net loan activity                               --                  161,144                 92,641
 Cost of insurance                               (4)                (423,430)            (1,037,281)
                                                ---               ----------            -----------
 Net increase (decrease) in net assets
  resulting from unit transactions               21               (1,574,082)            (2,254,203)
                                                ---               ----------            -----------
 Net increase (decrease) in net assets           21               (2,579,969)           (19,369,402)
NET ASSETS:
 Beginning of year                               --               14,262,846             39,421,368
                                                ---               ----------            -----------
 End of year                                    $21               $11,682,877           $20,051,966
                                                ===               ==========            ===========

                                              HARTFORD             HARTFORD
                                              DIVIDEND           FUNDAMENTAL
                                             AND GROWTH             GROWTH
                                              HLS FUND             HLS FUND
                                            SUB-ACCOUNT        SUB-ACCOUNT (A)
--------------------------------------  ----------------------------------------
OPERATIONS:

 Net investment income (loss)                  $271,036              $ --
 Net realized gain (loss) on security
  transactions                                 (281,028)               --
 Net realized gain on distributions             259,961                --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                   (4,882,565)               14
                                             ----------              ----
 Net increase (decrease) in net assets
  resulting from operations                  (4,632,596)               14
                                             ----------              ----
UNIT TRANSACTIONS:
 Purchases                                      591,715                --
 Net transfers                                 (317,180)              396
 Surrenders for benefit payments and
  fees                                         (781,976)               --
 Net loan activity                               55,213                --
 Cost of insurance                             (461,924)               --
                                             ----------              ----
 Net increase (decrease) in net assets
  resulting from unit transactions             (914,152)              396
                                             ----------              ----
 Net increase (decrease) in net assets       (5,546,748)              410
NET ASSETS:
 Beginning of year                           14,679,796                --
                                             ----------              ----
 End of year                                 $9,133,048              $410
                                             ==========              ====

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                            HARTFORD
                                             GLOBAL               HARTFORD               HARTFORD
                                            ADVISERS            GLOBAL EQUITY          GLOBAL GROWTH
                                            HLS FUND              HLS FUND               HLS FUND
                                           SUB-ACCOUNT       SUB-ACCOUNT (A)(B)         SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $525                   $33                    $63
 Net realized gain (loss) on security
  transactions                                   (47)                 (503)                   (65)
 Net realized gain on distributions              202                    --                    189
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (4,995)               (2,362)                (4,385)
                                             -------               -------                -------
 Net increase (decrease) in net assets
  resulting from operations                   (4,315)               (2,832)                (4,198)
                                             -------               -------                -------
UNIT TRANSACTIONS:
 Purchases                                        --                    --                     --
 Net transfers                                    --                    --                  3,710
 Surrenders for benefit payments and
  fees                                            --                    --                     --
 Net loan activity                                --                    --                     --
 Cost of insurance                              (396)               (1,325)                  (354)
                                             -------               -------                -------
 Net increase (decrease) in net assets
  resulting from unit transactions              (396)               (1,325)                 3,356
                                             -------               -------                -------
 Net increase (decrease) in net assets        (4,711)               (4,157)                  (842)
NET ASSETS:
 Beginning of year                            13,497                 7,763                  6,286
                                             -------               -------                -------
 End of year                                  $8,786                $3,606                 $5,444
                                             =======               =======                =======

                                             HARTFORD                                 HARTFORD
                                            DISCIPLINED           HARTFORD             GROWTH
                                              EQUITY               GROWTH           OPPORTUNITIES
                                             HLS FUND             HLS FUND            HLS FUND
                                            SUB-ACCOUNT       SUB-ACCOUNT (A)        SUB-ACCOUNT
--------------------------------------  ------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $9,974                 $4                $2,837
 Net realized gain (loss) on security
  transactions                                  (1,290)                (4)              (30,333)
 Net realized gain on distributions             78,804                 --                34,827
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (444,767)                46              (407,472)
                                             ---------             ------             ---------
 Net increase (decrease) in net assets
  resulting from operations                   (357,279)                46              (400,141)
                                             ---------             ------             ---------
UNIT TRANSACTIONS:
 Purchases                                      35,834                  4                40,054
 Net transfers                                  56,385              1,122               107,544
 Surrenders for benefit payments and
  fees                                               4                  3                (7,095)
 Net loan activity                                  --                 --               (17,458)
 Cost of insurance                             (44,440)               (15)              (43,842)
                                             ---------             ------             ---------
 Net increase (decrease) in net assets
  resulting from unit transactions              47,783              1,114                79,203
                                             ---------             ------             ---------
 Net increase (decrease) in net assets        (309,496)             1,160              (320,938)
NET ASSETS:
 Beginning of year                             942,106                 --               795,608
                                             ---------             ------             ---------
 End of year                                  $632,610             $1,160              $474,670
                                             =========             ======             =========


                                             HARTFORD             HARTFORD
                                            HIGH YIELD              INDEX
                                             HLS FUND             HLS FUND
                                         SUB-ACCOUNT (A)         SUB-ACCOUNT
--------------------------------------  -----------------------------------------
OPERATIONS:
 Net investment income (loss)                   $349                $240,942
 Net realized gain (loss) on security
  transactions                                    --                (308,197)
 Net realized gain on distributions               --                 273,962
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (705)             (5,296,715)
                                              ------             -----------
 Net increase (decrease) in net assets
  resulting from operations                     (356)             (5,090,008)
                                              ------             -----------
UNIT TRANSACTIONS:
 Purchases                                        --                 653,935
 Net transfers                                 3,695              (1,154,435)
 Surrenders for benefit payments and
  fees                                            --                (698,166)
 Net loan activity                                --                  (3,874)
 Cost of insurance                               (73)               (437,907)
                                              ------             -----------
 Net increase (decrease) in net assets
  resulting from unit transactions             3,622              (1,640,447)
                                              ------             -----------
 Net increase (decrease) in net assets         3,266              (6,730,455)
NET ASSETS:
 Beginning of year                                --              14,886,760
                                              ------             -----------
 End of year                                  $3,266              $8,156,305
                                              ======             ===========

(a)  From inception May 1, 2008 to December 31, 2008.

(b) Effective August 22, 2008, Hartford Global Technology HLS Fund merged with Hartford Global Equity HLS Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                             HARTFORD             HARTFORD            HARTFORD
                                           INTERNATIONAL       INTERNATIONAL           MIDCAP
                                           SMALL COMPANY       OPPORTUNITIES           GROWTH
                                             HLS FUND             HLS FUND            HLS FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT (A)
----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $5,307             $167,716                $ --
 Net realized gain (loss) on security
  transactions                                  (7,016)             (56,954)                 --
 Net realized gain on distributions             12,889              318,173                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (224,082)          (4,325,938)                  1
                                             ---------           ----------           ---------
 Net increase (decrease) in net assets
  resulting from operations                   (212,902)          (3,897,003)                  1
                                             ---------           ----------           ---------
UNIT TRANSACTIONS:
 Purchases                                      11,030              205,067                   9
 Net transfers                                  58,636             (252,503)                 21
 Surrenders for benefit payments and
  fees                                         (46,179)            (238,764)                 --
 Net loan activity                               1,949               29,880                  --
 Cost of insurance                             (13,423)            (210,632)                 (4)
                                             ---------           ----------           ---------
 Net increase (decrease) in net assets
  resulting from unit transactions              12,013             (466,952)                 26
                                             ---------           ----------           ---------
 Net increase (decrease) in net assets        (200,889)          (4,363,955)                 27
NET ASSETS:
 Beginning of year                             491,713            9,574,200                  --
                                             ---------           ----------           ---------
 End of year                                  $290,824           $5,210,245                 $27
                                             =========           ==========           =========


                                             HARTFORD             HARTFORD               HARTFORD
                                              MIDCAP            MIDCAP VALUE           MONEY MARKET
                                             HLS FUND             HLS FUND               HLS FUND
                                           SUB-ACCOUNT          SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $23,480               $6,066                $200,499
 Net realized gain (loss) on security
  transactions                                 (81,323)            (156,056)                     --
 Net realized gain on distributions            218,620              235,541                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                  (1,954,668)            (639,939)                     --
                                            ----------           ----------             -----------
 Net increase (decrease) in net assets
  resulting from operations                 (1,793,891)            (554,388)                200,499
                                            ----------           ----------             -----------
UNIT TRANSACTIONS:
 Purchases                                     202,077               72,698               3,726,137
 Net transfers                                (180,108)            (174,954)              1,451,411
 Surrenders for benefit payments and
  fees                                        (463,778)             (57,794)             (1,402,613)
 Net loan activity                              (5,003)               1,299                (873,071)
 Cost of insurance                            (211,732)             (32,829)               (530,714)
                                            ----------           ----------             -----------
 Net increase (decrease) in net assets
  resulting from unit transactions            (658,544)            (191,580)              2,371,150
                                            ----------           ----------             -----------
 Net increase (decrease) in net assets      (2,452,435)            (745,968)              2,571,649
NET ASSETS:
 Beginning of year                           5,641,744            1,320,491               8,977,926
                                            ----------           ----------             -----------
 End of year                                $3,189,309             $574,523             $11,549,575
                                            ==========           ==========             ===========


                                              HARTFORD             HARTFORD
                                           SMALL COMPANY       SMALLCAP GROWTH
                                              HLS FUND             HLS FUND
                                            SUB-ACCOUNT        SUB-ACCOUNT (A)
--------------------------------------  ----------------------------------------
OPERATIONS:
 Net investment income (loss)                    $4,392                 $ --
 Net realized gain (loss) on security
  transactions                                  (53,203)                  (3)
 Net realized gain on distributions              15,342                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                   (2,066,371)                  (5)
                                             ----------           ----------
 Net increase (decrease) in net assets
  resulting from operations                  (2,099,840)                  (8)
                                             ----------           ----------
UNIT TRANSACTIONS:
 Purchases                                      166,454                   47
 Net transfers                                 (378,406)                  38
 Surrenders for benefit payments and
  fees                                         (134,668)                  --
 Net loan activity                               55,345                   --
 Cost of insurance                             (147,486)                 (30)
                                             ----------           ----------
 Net increase (decrease) in net assets
  resulting from unit transactions             (438,761)                  55
                                             ----------           ----------
 Net increase (decrease) in net assets       (2,538,601)                  47
NET ASSETS:
 Beginning of year                            5,542,940                   --
                                             ----------           ----------
 End of year                                 $3,004,339                  $47
                                             ==========           ==========

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                                   HARTFORD             HARTFORD
                                             HARTFORD          U.S. GOVERNMENT           VALUE
                                               STOCK              SECURITIES         OPPORTUNITIES
                                             HLS FUND              HLS FUND             HLS FUND
                                            SUB-ACCOUNT       SUB-ACCOUNT (A)(C)      SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $271,919             $107,874              $12,693
 Net realized gain (loss) on security
  transactions                                 (300,097)            (178,530)              (6,041)
 Net realized gain on distributions              82,482                   --                4,230
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                   (7,159,806)              22,417             (313,734)
                                            -----------           ----------           ----------
 Net increase (decrease) in net assets
  resulting from operations                  (7,105,502)             (48,239)            (302,852)
                                            -----------           ----------           ----------
UNIT TRANSACTIONS:
 Purchases                                      694,838               71,344               45,911
 Net transfers                                 (777,736)             139,173               42,432
 Surrenders for benefit payments and
  fees                                         (752,085)             (92,002)              (4,867)
 Net loan activity                              (20,283)                (644)              (6,204)
 Cost of insurance                             (448,577)             (38,854)             (19,866)
                                            -----------           ----------           ----------
 Net increase (decrease) in net assets
  resulting from unit transactions           (1,303,843)              79,017               57,406
                                            -----------           ----------           ----------
 Net increase (decrease) in net assets       (8,409,345)              30,778             (245,446)
NET ASSETS:
 Beginning of year                           17,339,408            1,314,557              685,234
                                            -----------           ----------           ----------
 End of year                                 $8,930,063           $1,345,335             $439,788
                                            ===========           ==========           ==========


                                            LORD ABBETT         LORD ABBETT         LORD ABBETT
                                          AMERICA'S VALUE      BOND-DEBENTURE        GROWTH &
                                             PORTFOLIO           PORTFOLIO          INCOME FUND
                                            SUB-ACCOUNT       SUB-ACCOUNT (A)       SUB-ACCOUNT
--------------------------------------  ----------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $3,614              $3,311              $1,296
 Net realized gain (loss) on security
  transactions                                     206                 (16)            (17,601)
 Net realized gain on distributions              2,169                 126                 303
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     (24,231)             (6,075)            (36,873)
                                             ---------            --------           ---------
 Net increase (decrease) in net assets
  resulting from operations                    (18,242)             (2,654)            (52,875)
                                             ---------            --------           ---------
UNIT TRANSACTIONS:
 Purchases                                       1,240               1,672               7,369
 Net transfers                                  42,571              46,912              55,601
 Surrenders for benefit payments and
  fees                                              --                  --             (30,906)
 Net loan activity                                  --                (774)                 --
 Cost of insurance                              (1,875)             (1,142)             (5,067)
                                             ---------            --------           ---------
 Net increase (decrease) in net assets
  resulting from unit transactions              41,936              46,668              26,997
                                             ---------            --------           ---------
 Net increase (decrease) in net assets          23,694              44,014             (25,878)
NET ASSETS:
 Beginning of year                              50,190                  --              89,418
                                             ---------            --------           ---------
 End of year                                   $73,884             $44,014             $63,540
                                             =========            ========           =========


                                           MFS GROWTH        MFS INVESTORS
                                             SERIES           TRUST SERIES
                                         SUB-ACCOUNT (A)    SUB-ACCOUNT (D)
--------------------------------------  -------------------------------------
OPERATIONS:
 Net investment income (loss)                  $ --                 $ --
 Net realized gain (loss) on security
  transactions                                   --                 (201)
 Net realized gain on distributions              --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       --               (6,529)
                                              -----             --------
 Net increase (decrease) in net assets
  resulting from operations                      --               (6,730)
                                              -----             --------
UNIT TRANSACTIONS:
 Purchases                                       29                6,490
 Net transfers                                   11               38,414
 Surrenders for benefit payments and
  fees                                           (1)                  --
 Net loan activity                               --                   --
 Cost of insurance                              (18)              (1,153)
                                              -----             --------
 Net increase (decrease) in net assets
  resulting from unit transactions               21               43,751
                                              -----             --------
 Net increase (decrease) in net assets           21               37,021
NET ASSETS:
 Beginning of year                               --                   --
                                              -----             --------
 End of year                                    $21              $37,021
                                              =====             ========

(a)  From inception May 1, 2008 to December 31, 2008.

(c) Effective September 26, 2008, Hartford Mortgage Securities HLS Fund merged with Hartford U.S. Government Securities HLS Fund.

(d) Funded as of July 29, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                              MFS NEW              MFS TOTAL             MFS VALUE
                                          DISCOVERY SERIES       RETURN SERIES            SERIES
                                            SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT (A)
-------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $ --                $57,310                $ --
 Net realized gain (loss) on security
  transactions                                  (2,297)               (15,821)                  3
 Net realized gain on distributions             10,445                113,514                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     (33,636)              (577,769)             (4,487)
                                              --------             ----------             -------
 Net increase (decrease) in net assets
  resulting from operations                    (25,488)              (422,766)             (4,484)
                                              --------             ----------             -------
UNIT TRANSACTIONS:
 Purchases                                       4,526                262,607               2,240
 Net transfers                                 (13,229)              (123,407)             34,567
 Surrenders for benefit payments and
  fees                                          (4,987)               (84,060)                  8
 Net loan activity                                  --                     --                  --
 Cost of insurance                              (2,695)               (76,670)             (2,006)
                                              --------             ----------             -------
 Net increase (decrease) in net assets
  resulting from unit transactions             (16,385)               (21,530)             34,809
                                              --------             ----------             -------
 Net increase (decrease) in net assets         (41,873)              (444,296)             30,325
NET ASSETS:
 Beginning of year                              74,938              1,878,357                  --
                                              --------             ----------             -------
 End of year                                   $33,065             $1,434,061             $30,325
                                              ========             ==========             =======

                                           VAN KAMPEN --       VAN KAMPEN --
                                            UIF MID CAP           UIF U.S.            OPPENHEIMER
                                              GROWTH           MID CAP VALUE            CAPITAL
                                             PORTFOLIO           PORTFOLIO         APPRECIATION FUND
                                          SUB-ACCOUNT (A)       SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ---------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $2                 $678                  $ --
 Net realized gain (loss) on security
  transactions                                     (3)              (2,844)                  767
 Net realized gain on distributions                69               28,444                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     (2,157)             (85,559)              (60,000)
                                              -------             --------              --------
 Net increase (decrease) in net assets
  resulting from operations                    (2,089)             (59,281)              (59,233)
                                              -------             --------              --------
UNIT TRANSACTIONS:
 Purchases                                      1,073                8,528                10,784
 Net transfers                                  9,895              (24,732)                3,110
 Surrenders for benefit payments and
  fees                                              3                    4                    --
 Net loan activity                                 --                   --                    --
 Cost of insurance                             (1,050)              (6,653)               (8,141)
                                              -------             --------              --------
 Net increase (decrease) in net assets
  resulting from unit transactions              9,921              (22,853)                5,753
                                              -------             --------              --------
 Net increase (decrease) in net assets          7,832              (82,134)              (53,480)
NET ASSETS:
 Beginning of year                                 --              182,106               128,603
                                              -------             --------              --------
 End of year                                   $7,832              $99,972               $75,123
                                              =======             ========              ========


                                             OPPENHEIMER          OPPENHEIMER
                                          GLOBAL SECURITIES       MAIN STREET
                                               FUND/VA              FUND/VA
                                             SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  ----------------------------------------
OPERATIONS:
 Net investment income (loss)                    $5,690                $107
 Net realized gain (loss) on security
  transactions                                   (1,966)               (139)
 Net realized gain on distributions              30,510                 564
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     (262,312)             (5,840)
                                              ---------             -------
 Net increase (decrease) in net assets
  resulting from operations                    (228,078)             (5,308)
                                              ---------             -------
UNIT TRANSACTIONS:
 Purchases                                       21,440                   2
 Net transfers                                   16,293               4,888
 Surrenders for benefit payments and
  fees                                               --                   3
 Net loan activity                               (1,533)                 --
 Cost of insurance                              (12,394)               (638)
                                              ---------             -------
 Net increase (decrease) in net assets
  resulting from unit transactions               23,806               4,255
                                              ---------             -------
 Net increase (decrease) in net assets         (204,272)             (1,053)
NET ASSETS:
 Beginning of year                              544,202              10,414
                                              ---------             -------
 End of year                                   $339,930              $9,361
                                              =========             =======

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                            OPPENHEIMER
                                            MAIN STREET          PUTNAM VT            PUTNAM VT
                                             SMALL CAP          DIVERSIFIED         GLOBAL ASSET
                                              FUND/VA           INCOME FUND        ALLOCATION FUND
                                          SUB-ACCOUNT (A)       SUB-ACCOUNT          SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $ --               $5,957              $31,183
 Net realized gain (loss) on security
  transactions                                      2                 (413)              (6,926)
 Net realized gain on distributions                --                   --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     (2,747)             (45,154)            (311,878)
                                              -------             --------            ---------
 Net increase (decrease) in net assets
  resulting from operations                    (2,745)             (39,610)            (287,621)
                                              -------             --------            ---------
UNIT TRANSACTIONS:
 Purchases                                      1,013                  976                   --
 Net transfers                                 14,869               37,431               (3,227)
 Surrenders for benefit payments and
  fees                                             --                   --               (4,573)
 Net loan activity                                 --                   --                   --
 Cost of insurance                               (825)              (5,815)             (28,508)
                                              -------             --------            ---------
 Net increase (decrease) in net assets
  resulting from unit transactions             15,057               32,592              (36,308)
                                              -------             --------            ---------
 Net increase (decrease) in net assets         12,312               (7,018)            (323,929)
NET ASSETS:
 Beginning of year                                 --              107,920              888,827
                                              -------             --------            ---------
 End of year                                  $12,312             $100,902             $564,898
                                              =======             ========            =========


                                             PUTNAM VT             PUTNAM VT            PUTNAM VT
                                               GLOBAL              GROWTH AND             HEALTH
                                            EQUITY FUND           INCOME FUND         SCIENCES FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  --------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $100,186              $175,090                $ --
 Net realized gain (loss) on security
  transactions                                  (53,941)             (126,224)               (281)
 Net realized gain on distributions                  --             1,265,882               1,140
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                   (2,090,869)           (4,530,415)            (23,439)
                                             ----------            ----------            --------
 Net increase (decrease) in net assets
  resulting from operations                  (2,044,624)           (3,215,667)            (22,580)
                                             ----------            ----------            --------
UNIT TRANSACTIONS:
 Purchases                                      225,661               412,766                  --
 Net transfers                                 (125,553)             (713,815)                 --
 Surrenders for benefit payments and
  fees                                         (161,148)             (293,922)                 --
 Net loan activity                              (23,054)               (3,124)                 --
 Cost of insurance                             (140,895)             (280,886)             (6,173)
                                             ----------            ----------            --------
 Net increase (decrease) in net assets
  resulting from unit transactions             (224,989)             (878,981)             (6,173)
                                             ----------            ----------            --------
 Net increase (decrease) in net assets       (2,269,613)           (4,094,648)            (28,753)
NET ASSETS:
 Beginning of year                            4,704,804             9,010,397             137,509
                                             ----------            ----------            --------
 End of year                                 $2,435,191            $4,915,749            $108,756
                                             ==========            ==========            ========


                                             PUTNAM VT
                                               HIGH               PUTNAM VT
                                            YIELD FUND           INCOME FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  ----------------------------------------
OPERATIONS:
 Net investment income (loss)                  $246,319             $188,382
 Net realized gain (loss) on security
  transactions                                    2,961              (16,378)
 Net realized gain on distributions                  --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     (943,192)            (818,204)
                                            -----------          -----------
 Net increase (decrease) in net assets
  resulting from operations                    (693,912)            (646,200)
                                            -----------          -----------
UNIT TRANSACTIONS:
 Purchases                                      126,923               72,091
 Net transfers                                  (30,612)              (3,369)
 Surrenders for benefit payments and
  fees                                         (164,998)             (98,582)
 Net loan activity                                   --               (1,323)
 Cost of insurance                              (85,017)             (99,444)
                                            -----------          -----------
 Net increase (decrease) in net assets
  resulting from unit transactions             (153,704)            (130,627)
                                            -----------          -----------
 Net increase (decrease) in net assets         (847,616)            (776,827)
NET ASSETS:
 Beginning of year                            2,874,318            2,794,611
                                            -----------          -----------
 End of year                                 $2,026,702           $2,017,784
                                            ===========          ===========

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                            PUTNAM VT
                                          INTERNATIONAL          PUTNAM VT              PUTNAM VT
                                            GROWTH AND         INTERNATIONAL        INTERNATIONAL NEW
                                           INCOME FUND          EQUITY FUND         OPPORTUNITIES FUND
                                           SUB-ACCOUNT          SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $1,849               $54,442                  $408
 Net realized gain (loss) on security
  transactions                                   (579)              (27,953)                 (503)
 Net realized gain on distributions            17,220               361,717                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (66,877)           (1,589,898)              (11,278)
                                             --------            ----------              --------
 Net increase (decrease) in net assets
  resulting from operations                   (48,387)           (1,201,692)              (11,373)
                                             --------            ----------              --------
UNIT TRANSACTIONS:
 Purchases                                         --               101,238                    --
 Net transfers                                     --               107,764                    --
 Surrenders for benefit payments and
  fees                                              1              (189,535)                  (10)
 Net loan activity                                 --                56,608                    --
 Cost of insurance                             (2,767)              (84,116)               (1,300)
                                             --------            ----------              --------
 Net increase (decrease) in net assets
  resulting from unit transactions             (2,766)               (8,041)               (1,310)
                                             --------            ----------              --------
 Net increase (decrease) in net assets        (51,153)           (1,209,733)              (12,683)
NET ASSETS:
 Beginning of year                            107,235             2,827,840                27,617
                                             --------            ----------              --------
 End of year                                  $56,082            $1,618,107               $14,934
                                             ========            ==========              ========


                                                               PUTNAM VT            PUTNAM VT
                                            PUTNAM VT            MONEY                 NEW
                                          INVESTORS FUND      MARKET FUND       OPPORTUNITIES FUND
                                           SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  ------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $316              $14                 $11,838
 Net realized gain (loss) on security
  transactions                                   (179)              --                 (35,020)
 Net realized gain on distributions                --               --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (29,277)              --              (1,802,025)
                                             --------             ----              ----------
 Net increase (decrease) in net assets
  resulting from operations                   (29,140)              14              (1,825,207)
                                             --------             ----              ----------
UNIT TRANSACTIONS:
 Purchases                                         --               --                 260,249
 Net transfers                                     --               --                 (89,219)
 Surrenders for benefit payments and
  fees                                             --                1                (218,957)
 Net loan activity                                 --               --                 (18,575)
 Cost of insurance                             (3,050)             (78)               (175,978)
                                             --------             ----              ----------
 Net increase (decrease) in net assets
  resulting from unit transactions             (3,050)             (77)               (242,480)
                                             --------             ----              ----------
 Net increase (decrease) in net assets        (32,190)             (63)             (2,067,687)
NET ASSETS:
 Beginning of year                             75,796              542               4,906,486
                                             --------             ----              ----------
 End of year                                  $43,606             $479              $2,838,799
                                             ========             ====              ==========


                                             PUTNAM VT            PUTNAM VT
                                                NEW             OTC & EMERGING
                                            VALUE FUND           GROWTH FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  -----------------------------------------
OPERATIONS:
 Net investment income (loss)                   $4,290                 $ --
 Net realized gain (loss) on security
  transactions                                   7,168              (34,658)
 Net realized gain on distributions             43,289                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (169,081)              (5,371)
                                             ---------             --------
 Net increase (decrease) in net assets
  resulting from operations                   (114,334)             (40,029)
                                             ---------             --------
UNIT TRANSACTIONS:
 Purchases                                          --                   --
 Net transfers                                  (1,565)             (16,335)
 Surrenders for benefit payments and
  fees                                         (41,771)                   2
 Net loan activity                                  --                   --
 Cost of insurance                              (4,252)              (3,677)
                                             ---------             --------
 Net increase (decrease) in net assets
  resulting from unit transactions             (47,588)             (20,010)
                                             ---------             --------
 Net increase (decrease) in net assets        (161,922)             (60,039)
NET ASSETS:
 Beginning of year                             295,761              104,649
                                             ---------             --------
 End of year                                  $133,839              $44,610
                                             =========             ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                             PUTNAM VT              PUTNAM VT                 PUTNAM VT
                                             SMALL CAP          THE GEORGE PUTNAM       UTILITIES GROWTH AND
                                            VALUE FUND            FUND OF BOSTON             INCOME FUND
                                            SUB-ACCOUNT            SUB-ACCOUNT               SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $1,663                 $2,868                   $13,293
 Net realized gain (loss) on security
  transactions                                 (66,437)                  (460)                   (1,534)
 Net realized gain on distributions             29,123                  5,206                        --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     (39,721)               (34,995)                 (204,063)
                                             ---------               --------                 ---------
 Net increase (decrease) in net assets
  resulting from operations                    (75,372)               (27,381)                 (192,304)
                                             ---------               --------                 ---------
UNIT TRANSACTIONS:
 Purchases                                      11,941                     --                        --
 Net transfers                                  38,160                     --                    (3,408)
 Surrenders for benefit payments and
  fees                                        (310,644)                     1                        --
 Net loan activity                                  --                     --                        --
 Cost of insurance                              (3,954)                (3,584)                  (22,906)
                                             ---------               --------                 ---------
 Net increase (decrease) in net assets
  resulting from unit transactions            (264,497)                (3,583)                  (26,314)
                                             ---------               --------                 ---------
 Net increase (decrease) in net assets        (339,869)               (30,964)                 (218,618)
NET ASSETS:
 Beginning of year                             427,609                 70,066                   645,771
                                             ---------               --------                 ---------
 End of year                                   $87,740                $39,102                  $427,153
                                             =========               ========                 =========


                                                                                         PUTNAM VT
                                            PUTNAM VT            PUTNAM VT                CAPITAL
                                            VISTA FUND          VOYAGER FUND        OPPORTUNITIES FUND
                                           SUB-ACCOUNT          SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $ --               $17,533                 $1,093
 Net realized gain (loss) on security
  transactions                                 (4,147)             (186,400)                  (411)
 Net realized gain on distributions                --                    --                 13,329
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (44,008)           (2,534,156)              (106,405)
                                             --------            ----------              ---------
 Net increase (decrease) in net assets
  resulting from operations                   (48,155)           (2,703,023)               (92,394)
                                             --------            ----------              ---------
UNIT TRANSACTIONS:
 Purchases                                         --               337,789                  9,952
 Net transfers                                   (460)             (127,113)                24,321
 Surrenders for benefit payments and
  fees                                            (21)             (250,886)                   (92)
 Net loan activity                                 --               (28,184)                   289
 Cost of insurance                             (3,115)             (229,071)                (8,284)
                                             --------            ----------              ---------
 Net increase (decrease) in net assets
  resulting from unit transactions             (3,596)             (297,465)                26,186
                                             --------            ----------              ---------
 Net increase (decrease) in net assets        (51,751)           (3,000,488)               (66,208)
NET ASSETS:
 Beginning of year                            108,487             7,537,231                242,120
                                             --------            ----------              ---------
 End of year                                  $56,736            $4,536,743               $175,912
                                             ========            ==========              =========

                                                                VAN KAMPEN LIT
                                             PUTNAM VT            GROWTH AND         VAN KAMPEN LIT
                                              EQUITY                INCOME              COMSTOCK
                                            INCOME FUND           PORTFOLIO             PORTFOLIO
                                            SUB-ACCOUNT        SUB-ACCOUNT (A)         SUB-ACCOUNT
--------------------------------------  --------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $8,640                $ --                $24,191
 Net realized gain (loss) on security
  transactions                                 (40,494)                (11)               (18,990)
 Net realized gain on distributions             20,708                  --                 59,413
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (114,138)                 47               (560,556)
                                             ---------              ------              ---------
 Net increase (decrease) in net assets
  resulting from operations                   (125,284)                 36               (495,942)
                                             ---------              ------              ---------
UNIT TRANSACTIONS:
 Purchases                                      22,175                  60                 21,535
 Net transfers                                (131,440)              1,696                146,122
 Surrenders for benefit payments and
  fees                                         (53,809)                  6                (30,630)
 Net loan activity                                  --                  --                     --
 Cost of insurance                             (12,893)                (80)               (28,583)
                                             ---------              ------              ---------
 Net increase (decrease) in net assets
  resulting from unit transactions            (175,967)              1,682                108,444
                                             ---------              ------              ---------
 Net increase (decrease) in net assets        (301,251)              1,718               (387,498)
NET ASSETS:
 Beginning of year                             520,701                  --              1,266,964
                                             ---------              ------              ---------
 End of year                                  $219,450              $1,718               $879,466
                                             =========              ======              =========

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                         ALLIANCEBERNSTEIN VPS    ALLIANCEBERNSTEIN VPS      ALLIANCEBERNSTEIN VPS
                                             INTERNATIONAL            SMALL/MID-CAP              INTERNATIONAL
                                            VALUE PORTFOLIO          VALUE PORTFOLIO           GROWTH PORTFOLIO
                                              SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT (A)
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $6,550                  $3,379                      $114
 Net realized gain (loss) on security
  transactions                                        900                  (1,640)                        5
 Net realized gain on distributions                24,551                  31,600                     4,150
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                         (7,556)                (39,288)                   (2,613)
                                              -----------                --------                   -------
 Net increase (decrease) in net assets
  resulting from operations                        24,445                  (5,949)                    1,656
                                              -----------                --------                   -------
UNIT TRANSACTIONS:
 Purchases                                         20,491                  44,970                        --
 Net transfers                                    849,029                 242,387                    18,083
 Surrenders for benefit payments and
  fees                                                (83)                (64,606)                     (204)
 Net loan activity                                     --                      --                        --
 Cost of insurance                                (20,276)                (14,267)                      (79)
                                              -----------                --------                   -------
 Net increase (decrease) in net assets
  resulting from unit transactions                849,161                 208,484                    17,800
                                              -----------                --------                   -------
 Net increase (decrease) in net assets            873,606                 202,535                    19,456
NET ASSETS:
 Beginning of year                                144,235                 152,806                        --
                                              -----------                --------                   -------
 End of year                                   $1,017,841                $355,341                   $19,456
                                              ===========                ========                   =======

                                               AIM V.I.             AIM V.I.            AIM V.I.
                                               CAPITAL                CORE            MID CAP CORE
                                          APPRECIATION FUND        EQUITY FUND        EQUITY FUND
                                             SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT
--------------------------------------  -------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $ --                 $148              $1,076
 Net realized gain (loss) on security
  transactions                                    2,210                   15                 514
 Net realized gain on distributions                  --                   --               7,018
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       13,090                  566              31,472
                                               --------              -------            --------
 Net increase (decrease) in net assets
  resulting from operations                      15,300                  729              40,080
                                               --------              -------            --------
UNIT TRANSACTIONS:
 Purchases                                       15,574                3,520              13,554
 Net transfers                                   20,645                   --              26,456
 Surrenders for benefit payments and
  fees                                          (21,068)                  --                   1
 Net loan activity                                   --                   --                  --
 Cost of insurance                               (8,362)              (1,081)            (13,935)
                                               --------              -------            --------
 Net increase (decrease) in net assets
  resulting from unit transactions                6,789                2,439              26,076
                                               --------              -------            --------
 Net increase (decrease) in net assets           22,089                3,168              66,156
NET ASSETS:
 Beginning of year                              129,372               10,397             422,157
                                               --------              -------            --------
 End of year                                   $151,461              $13,565            $488,313
                                               ========              =======            ========

                                            AIM V.I.              AIM V.I.
                                            SMALL CAP             CAPITAL
                                           EQUITY FUND        DEVELOPMENT FUND
                                           SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  -----------------------------------------
OPERATIONS:
 Net investment income (loss)                    $33                  $ --
 Net realized gain (loss) on security
  transactions                                   290                    (2)
 Net realized gain on distributions            2,228                 9,489
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (4,852)               (9,140)
                                             -------              --------
 Net increase (decrease) in net assets
  resulting from operations                   (2,301)                  347
                                             -------              --------
UNIT TRANSACTIONS:
 Purchases                                    10,856                 5,744
 Net transfers                                57,643                77,210
 Surrenders for benefit payments and
  fees                                            --                    (1)
 Net loan activity                                --                    --
 Cost of insurance                              (699)               (3,023)
                                             -------              --------
 Net increase (decrease) in net assets
  resulting from unit transactions            67,800                79,930
                                             -------              --------
 Net increase (decrease) in net assets        65,499                80,277
NET ASSETS:
 Beginning of year                            17,420                39,299
                                             -------              --------
 End of year                                 $82,919              $119,576
                                             =======              ========

(a)  From inception, May 1, 2007 to December 31, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                              AMERICAN FUNDS
                                          AMERICAN FUNDS        BLUE CHIP
                                              ASSET             INCOME AND        AMERICAN FUNDS
                                         ALLOCATION FUND       GROWTH FUND          BOND FUND
                                           SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                 $176,739             $42,800            $135,530
 Net realized gain (loss) on security
  transactions                                    (449)             89,175               5,541
 Net realized gain on distributions            269,208              49,088                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      55,358            (138,559)            (88,226)
                                            ----------          ----------          ----------
 Net increase (decrease) in net assets
  resulting from operations                    500,856              42,504              52,845
                                            ----------          ----------          ----------
UNIT TRANSACTIONS:
 Purchases                                     497,866             100,965             130,092
 Net transfers                                 293,840            (176,250)          1,407,395
 Surrenders for benefit payments and
  fees                                        (150,695)            (19,555)            (20,294)
 Net loan activity                                  --                  --                  --
 Cost of insurance                            (279,395)            (62,294)            (48,442)
                                            ----------          ----------          ----------
 Net increase (decrease) in net assets
  resulting from unit transactions             361,616            (157,134)          1,468,751
                                            ----------          ----------          ----------
 Net increase (decrease) in net assets         862,472            (114,630)          1,521,596
NET ASSETS:
 Beginning of year                           7,275,730           1,853,508           1,077,836
                                            ----------          ----------          ----------
 End of year                                $8,138,202          $1,738,878          $2,599,432
                                            ==========          ==========          ==========


                                          AMERICAN FUNDS
                                              GLOBAL          AMERICAN FUNDS       AMERICAN FUNDS
                                           GROWTH FUND          GROWTH FUND      GROWTH-INCOME FUND
                                           SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  ------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $72,625              $96,538             $154,297
 Net realized gain (loss) on security
  transactions                                   3,222               13,053               12,334
 Net realized gain on distributions            104,296              812,753              319,520
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     170,487              425,405               (9,948)
                                            ----------          -----------          -----------
 Net increase (decrease) in net assets
  resulting from operations                    350,630            1,347,749              476,203
                                            ----------          -----------          -----------
UNIT TRANSACTIONS:
 Purchases                                     187,691              654,260              681,500
 Net transfers                                 221,783            1,284,023              259,540
 Surrenders for benefit payments and
  fees                                         (36,866)            (245,097)            (147,010)
 Net loan activity                              (7,736)             (53,579)            (104,091)
 Cost of insurance                             (81,415)            (348,832)            (365,892)
                                            ----------          -----------          -----------
 Net increase (decrease) in net assets
  resulting from unit transactions             283,457            1,290,775              324,047
                                            ----------          -----------          -----------
 Net increase (decrease) in net assets         634,087            2,638,524              800,250
NET ASSETS:
 Beginning of year                           2,261,376           10,054,217            9,216,300
                                            ----------          -----------          -----------
 End of year                                $2,895,463          $12,692,741          $10,016,550
                                            ==========          ===========          ===========


                                          AMERICAN FUNDS      AMERICAN FUNDS
                                        INTERNATIONAL FUND    NEW WORLD FUND
                                           SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------  --------------------------------------
OPERATIONS:
 Net investment income (loss)                  $87,791             $45,848
 Net realized gain (loss) on security
  transactions                                   1,209              12,844
 Net realized gain on distributions            253,080              93,528
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     604,375             260,764
                                            ----------          ----------
 Net increase (decrease) in net assets
  resulting from operations                    946,455             412,984
                                            ----------          ----------
UNIT TRANSACTIONS:
 Purchases                                     284,729              80,446
 Net transfers                               1,395,929             (21,872)
 Surrenders for benefit payments and
  fees                                        (158,941)            (50,443)
 Net loan activity                              (6,998)                 --
 Cost of insurance                            (145,347)            (50,669)
                                            ----------          ----------
 Net increase (decrease) in net assets
  resulting from unit transactions           1,369,372             (42,538)
                                            ----------          ----------
 Net increase (decrease) in net assets       2,315,827             370,446
NET ASSETS:
 Beginning of year                           3,980,371           1,253,069
                                            ----------          ----------
 End of year                                $6,296,198          $1,623,515
                                            ==========          ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                           AMERICAN FUNDS        FIDELITY VIP        FIDELITY VIP
                                            GLOBAL SMALL         ASSET MANAGER       EQUITY-INCOME
                                         CAPITALIZATION FUND       PORTFOLIO           PORTFOLIO
                                             SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $115,397              $58,824             $223,102
 Net realized gain (loss) on security
  transactions                                   11,458               (4,949)              62,310
 Net realized gain on distributions             300,976               27,910              984,024
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      306,017               52,851           (1,034,781)
                                             ----------            ---------          -----------
 Net increase (decrease) in net assets
  resulting from operations                     733,848              134,636              234,655
                                             ----------            ---------          -----------
UNIT TRANSACTIONS:
 Purchases                                      107,683                   --              666,525
 Net transfers                                 (145,098)             (14,478)            (363,482)
 Surrenders for benefit payments and
  fees                                          (54,416)            (118,964)            (893,014)
 Net loan activity                               (4,557)                  --              (31,876)
 Cost of insurance                              (91,715)             (27,321)            (387,863)
                                             ----------            ---------          -----------
 Net increase (decrease) in net assets
  resulting from unit transactions             (188,103)            (160,763)          (1,009,710)
                                             ----------            ---------          -----------
 Net increase (decrease) in net assets          545,745              (26,127)            (775,055)
NET ASSETS:
 Beginning of year                            3,517,616              977,626           12,534,051
                                             ----------            ---------          -----------
 End of year                                 $4,063,361             $951,499          $11,758,996
                                             ==========            =========          ===========


                                          FIDELITY VIP        FIDELITY VIP         FIDELITY VIP
                                           CONTRAFUND           OVERSEAS             MID CAP
                                            PORTFOLIO           PORTFOLIO           PORTFOLIO
                                           SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------  ----------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $6,413              $44,417              $3,041
 Net realized gain (loss) on security
  transactions                                  2,954                4,207                 958
 Net realized gain on distributions           218,620               85,476              19,665
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                   (131,384)              77,003              51,031
                                            ---------          -----------          ----------
 Net increase (decrease) in net assets
  resulting from operations                    96,603              211,103              74,695
                                            ---------          -----------          ----------
UNIT TRANSACTIONS:
 Purchases                                     36,877                   --              91,239
 Net transfers                                297,860              (12,774)            783,843
 Surrenders for benefit payments and
  fees                                           (199)             (14,326)                798
 Net loan activity                                 --                   --                  --
 Cost of insurance                            (24,553)             (33,978)            (25,420)
                                            ---------          -----------          ----------
 Net increase (decrease) in net assets
  resulting from unit transactions            309,985              (61,078)            850,460
                                            ---------          -----------          ----------
 Net increase (decrease) in net assets        406,588              150,025             925,155
NET ASSETS:
 Beginning of year                            428,713            1,237,935             173,749
                                            ---------          -----------          ----------
 End of year                                 $835,301           $1,387,960          $1,098,904
                                            =========          ===========          ==========

                                                                 FRANKLIN
                                             FRANKLIN           SMALL CAP
                                              INCOME              VALUE
                                         SECURITIES FUND     SECURITIES FUND
                                           SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------  --------------------------------------
OPERATIONS:
 Net investment income (loss)                  $25,117              $9,769
 Net realized gain (loss) on security
  transactions                                       2             176,619
 Net realized gain on distributions              4,658             100,456
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     (16,730)           (266,317)
                                            ----------          ----------
 Net increase (decrease) in net assets
  resulting from operations                     13,047              20,527
                                            ----------          ----------
UNIT TRANSACTIONS:
 Purchases                                      30,268              54,286
 Net transfers                               1,354,197            (634,009)
 Surrenders for benefit payments and
  fees                                              12             (63,704)
 Net loan activity                                  --                  --
 Cost of insurance                             (29,370)            (58,442)
                                            ----------          ----------
 Net increase (decrease) in net assets
  resulting from unit transactions           1,355,107            (701,869)
                                            ----------          ----------
 Net increase (decrease) in net assets       1,368,154            (681,342)
NET ASSETS:
 Beginning of year                             440,879           2,039,003
                                            ----------          ----------
 End of year                                $1,809,033          $1,357,661
                                            ==========          ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                                  TEMPLETON
                                           MUTUAL SHARES           GROWTH           MUTUAL DISCOVERY
                                          SECURITIES FUND      SECURITIES FUND      SECURITIES FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $25,981                $582                $1,808
 Net realized gain (loss) on security
  transactions                                    2,789                   7                   133
 Net realized gain on distributions              63,611               1,856                 1,488
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (72,343)             (3,065)               13,857
                                            -----------           ---------            ----------
 Net increase (decrease) in net assets
  resulting from operations                      20,038                (620)               17,286
                                            -----------           ---------            ----------
UNIT TRANSACTIONS:
 Purchases                                      126,705               6,080                14,744
 Net transfers                                1,211,778              49,236               313,382
 Surrenders for benefit payments and
  fees                                          (89,773)                 (1)                   --
 Net loan activity                                  815                  --                    --
 Cost of insurance                              (57,019)             (1,383)              (13,232)
                                            -----------           ---------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions            1,192,506              53,932               314,894
                                            -----------           ---------            ----------
 Net increase (decrease) in net assets        1,212,544              53,312               332,180
NET ASSETS:
 Beginning of year                            1,044,877              39,880                61,733
                                            -----------           ---------            ----------
 End of year                                 $2,257,421             $93,192              $393,913
                                            ===========           =========            ==========

                                                                                         HARTFORD
                                             TEMPLETON             HARTFORD               TOTAL
                                           GLOBAL INCOME           ADVISERS            RETURN BOND
                                          SECURITIES FUND          HLS FUND              HLS FUND
                                          SUB-ACCOUNT (A)        SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ---------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $ --               $278,425              $743,346
 Net realized gain (loss) on security
  transactions                                      (1)                45,791                (4,064)
 Net realized gain on distributions                 --              1,347,611                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       1,211               (826,673)              (62,400)
                                             ---------           ------------          ------------
 Net increase (decrease) in net assets
  resulting from operations                      1,210                845,154               676,882
                                             ---------           ------------          ------------
UNIT TRANSACTIONS:
 Purchases                                       1,266                716,873             1,011,365
 Net transfers                                  66,636               (719,404)           (1,745,986)
 Surrenders for benefit payments and
  fees                                              --               (923,319)             (551,242)
 Net loan activity                                  --                     --                (7,501)
 Cost of insurance                                (289)              (511,678)             (460,129)
                                             ---------           ------------          ------------
 Net increase (decrease) in net assets
  resulting from unit transactions              67,613             (1,437,528)           (1,753,493)
                                             ---------           ------------          ------------
 Net increase (decrease) in net assets          68,823               (592,374)           (1,076,611)
NET ASSETS:
 Beginning of year                                  --             12,995,524            15,339,457
                                             ---------           ------------          ------------
 End of year                                   $68,823            $12,403,150           $14,262,846
                                             =========           ============          ============

                                              HARTFORD              HARTFORD
                                              CAPITAL               DIVIDEND
                                            APPRECIATION           AND GROWTH
                                              HLS FUND              HLS FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $45,998              $246,665
 Net realized gain (loss) on security
  transactions                                    92,699                77,432
 Net realized gain on distributions            6,339,955             1,146,964
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (537,962)             (258,753)
                                            ------------          ------------
 Net increase (decrease) in net assets
  resulting from operations                    5,940,690             1,212,308
                                            ------------          ------------
UNIT TRANSACTIONS:
 Purchases                                     1,189,113               562,513
 Net transfers                                (1,547,467)             (823,617)
 Surrenders for benefit payments and
  fees                                        (1,190,970)             (811,109)
 Net loan activity                              (106,053)                5,205
 Cost of insurance                            (1,124,467)             (476,579)
                                            ------------          ------------
 Net increase (decrease) in net assets
  resulting from unit transactions            (2,779,844)           (1,543,587)
                                            ------------          ------------
 Net increase (decrease) in net assets         3,160,846              (331,279)
NET ASSETS:
 Beginning of year                            36,260,522            15,011,075
                                            ------------          ------------
 End of year                                 $39,421,368           $14,679,796
                                            ============          ============

(a)  From inception, May 1, 2007 to December 31, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                             HARTFORD                                 HARTFORD
                                              GLOBAL              HARTFORD             GLOBAL
                                             ADVISERS          GLOBAL GROWTH         TECHNOLOGY
                                             HLS FUND             HLS FUND            HLS FUND
                                           SUB-ACCOUNT        SUB-ACCOUNT (B)        SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $112                  $3                 $ --
 Net realized gain (loss) on security
  transactions                                   2,930                  10                  125
 Net realized gain on distributions                968                 653                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (2,136)                619                  914
                                            ----------            --------            ---------
 Net increase (decrease) in net assets
  resulting from operations                      1,874               1,285                1,039
                                            ----------            --------            ---------
UNIT TRANSACTIONS:
 Purchases                                          --                  --                   --
 Net transfers                                 (21,276)                 --                   --
 Surrenders for benefit payments and
  fees                                               1                  --                   --
 Net loan activity                                  --                  --                   --
 Cost of insurance                                (415)               (288)              (1,092)
                                            ----------            --------            ---------
 Net increase (decrease) in net assets
  resulting from unit transactions             (21,690)               (288)              (1,092)
                                            ----------            --------            ---------
 Net increase (decrease) in net assets         (19,816)                997                  (53)
NET ASSETS:
 Beginning of year                              33,313               5,289                7,816
                                            ----------            --------            ---------
 End of year                                   $13,497              $6,286               $7,763
                                            ==========            ========            =========

                                             HARTFORD            HARTFORD
                                           DISCIPLINED            GROWTH              HARTFORD
                                              EQUITY          OPPORTUNITIES            INDEX
                                             HLS FUND            HLS FUND             HLS FUND
                                           SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  ------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $9,552                $926              $251,014
 Net realized gain (loss) on security
  transactions                                   1,019              (5,777)               10,343
 Net realized gain on distributions              3,181             115,265               838,290
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      58,070             (15,278)             (373,323)
                                            ----------          ----------          ------------
 Net increase (decrease) in net assets
  resulting from operations                     71,822              95,136               726,324
                                            ----------          ----------          ------------
UNIT TRANSACTIONS:
 Purchases                                      31,643              38,944               736,856
 Net transfers                                  21,908             489,305              (179,872)
 Surrenders for benefit payments and
  fees                                          (3,293)            (47,363)             (334,391)
 Net loan activity                                  --                  --                84,295
 Cost of insurance                             (38,133)            (20,304)             (513,961)
                                            ----------          ----------          ------------
 Net increase (decrease) in net assets
  resulting from unit transactions              12,125             460,582              (207,073)
                                            ----------          ----------          ------------
 Net increase (decrease) in net assets          83,947             555,718               519,251
NET ASSETS:
 Beginning of year                             858,159             239,890            14,367,509
                                            ----------          ----------          ------------
 End of year                                  $942,106            $795,608           $14,886,760
                                            ==========          ==========          ============

                                             HARTFORD             HARTFORD
                                          INTERNATIONAL        INTERNATIONAL
                                          SMALL COMPANY        OPPORTUNITIES
                                             HLS FUND             HLS FUND
                                           SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  ----------------------------------------
OPERATIONS:
 Net investment income (loss)                   $8,436               $99,443
 Net realized gain (loss) on security
  transactions                                     313               174,782
 Net realized gain on distributions             76,094             1,747,705
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     (47,696)              218,884
                                            ----------          ------------
 Net increase (decrease) in net assets
  resulting from operations                     37,147             2,240,814
                                            ----------          ------------
UNIT TRANSACTIONS:
 Purchases                                      12,369               382,798
 Net transfers                                  46,244            (1,555,547)
 Surrenders for benefit payments and
  fees                                               1              (169,685)
 Net loan activity                                  --                    --
 Cost of insurance                             (15,620)             (242,296)
                                            ----------          ------------
 Net increase (decrease) in net assets
  resulting from unit transactions              42,994            (1,584,730)
                                            ----------          ------------
 Net increase (decrease) in net assets          80,141               656,084
NET ASSETS:
 Beginning of year                             411,572             8,918,116
                                            ----------          ------------
 End of year                                  $491,713            $9,574,200
                                            ==========          ============

(b) Formerly Hartford Global Leaders HLS Fund. Change effective July 27, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                              HARTFORD              HARTFORD              HARTFORD
                                               MIDCAP             MIDCAP VALUE          MONEY MARKET
                                              HLS FUND              HLS FUND              HLS FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $27,061                $7,815              $390,721
 Net realized gain (loss) on security
  transactions                                  223,515                   (91)                   --
 Net realized gain on distributions             851,847               200,065                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     (198,332)             (185,881)                   --
                                             ----------            ----------            ----------
 Net increase (decrease) in net assets
  resulting from operations                     904,091                21,908               390,721
                                             ----------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                      274,237                73,660             2,427,248
 Net transfers                                 (973,734)              127,214             3,505,578
 Surrenders for benefit payments and
  fees                                         (470,107)              (21,319)           (4,123,953)
 Net loan activity                                5,451                    --                    --
 Cost of insurance                             (242,416)              (37,464)             (382,235)
                                             ----------            ----------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions           (1,406,569)              142,091             1,426,638
                                             ----------            ----------            ----------
 Net increase (decrease) in net assets         (502,478)              163,999             1,817,359
NET ASSETS:
 Beginning of year                            6,144,222             1,156,492             7,160,567
                                             ----------            ----------            ----------
 End of year                                 $5,641,744            $1,320,491            $8,977,926
                                             ==========            ==========            ==========

                                              HARTFORD
                                              MORTGAGE              HARTFORD              HARTFORD
                                             SECURITIES          SMALL COMPANY              STOCK
                                              HLS FUND              HLS FUND              HLS FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $71,924               $12,519               $183,289
 Net realized gain (loss) on security
  transactions                                    1,418                   (44)                12,756
 Net realized gain on distributions                  --               794,973              2,531,885
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (28,625)             (120,523)            (1,676,293)
                                             ----------            ----------            -----------
 Net increase (decrease) in net assets
  resulting from operations                      44,717               686,925              1,051,637
                                             ----------            ----------            -----------
UNIT TRANSACTIONS:
 Purchases                                       80,133               295,111                850,346
 Net transfers                                  (84,588)              (30,118)            (1,288,612)
 Surrenders for benefit payments and
  fees                                          (24,323)              (12,950)              (777,432)
 Net loan activity                                  408                11,212                 (1,720)
 Cost of insurance                              (35,945)             (179,713)              (576,563)
                                             ----------            ----------            -----------
 Net increase (decrease) in net assets
  resulting from unit transactions              (64,315)               83,542             (1,793,981)
                                             ----------            ----------            -----------
 Net increase (decrease) in net assets          (19,598)              770,467               (742,344)
NET ASSETS:
 Beginning of year                            1,334,154             4,772,473             18,081,752
                                             ----------            ----------            -----------
 End of year                                 $1,314,556            $5,542,940            $17,339,408
                                             ==========            ==========            ===========

                                             HARTFORD
                                               VALUE             LORD ABBETT
                                           OPPORTUNITIES       AMERICA'S VALUE
                                             HLS FUND             PORTFOLIO
                                            SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  ----------------------------------------
OPERATIONS:
 Net investment income (loss)                   $9,475              $1,517
 Net realized gain (loss) on security
  transactions                                  21,754                  76
 Net realized gain on distributions            110,264               1,601
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (208,142)             (1,750)
                                             ---------             -------
 Net increase (decrease) in net assets
  resulting from operations                    (66,649)              1,444
                                             ---------             -------
UNIT TRANSACTIONS:
 Purchases                                      45,010               4,759
 Net transfers                                (191,726)                 --
 Surrenders for benefit payments and
  fees                                         (61,512)                 (2)
 Net loan activity                                  --                  --
 Cost of insurance                             (29,821)             (1,907)
                                             ---------             -------
 Net increase (decrease) in net assets
  resulting from unit transactions            (238,049)              2,850
                                             ---------             -------
 Net increase (decrease) in net assets        (304,698)              4,294
NET ASSETS:
 Beginning of year                             989,932              45,896
                                             ---------             -------
 End of year                                  $685,234             $50,190
                                             =========             =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                          LORD ABBETT
                                           GROWTH AND
                                             INCOME             MFS NEW            MFS TOTAL
                                           PORTFOLIO       DISCOVERY SERIES      RETURN SERIES
                                          SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                 $1,112                $ --              $43,651
 Net realized gain (loss) on security
  transactions                                    61               8,936                1,949
 Net realized gain on distributions            6,132               8,913               41,736
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (4,759)            (10,788)             (15,934)
                                            --------           ---------           ----------
 Net increase (decrease) in net assets
  resulting from operations                    2,546               7,061               71,402
                                            --------           ---------           ----------
UNIT TRANSACTIONS:
 Purchases                                     2,113               4,160              243,981
 Net transfers                                13,784             (52,327)             218,208
 Surrenders for benefit payments and
  fees                                           429                   2              (80,555)
 Net loan activity                                --                  --                   --
 Cost of insurance                            (3,041)             (3,603)             (64,122)
                                            --------           ---------           ----------
 Net increase (decrease) in net assets
  resulting from unit transactions            13,285             (51,768)             317,512
                                            --------           ---------           ----------
 Net increase (decrease) in net assets        15,831             (44,707)             388,914
NET ASSETS:
 Beginning of year                            73,587             119,645            1,489,443
                                            --------           ---------           ----------
 End of year                                 $89,418             $74,938           $1,878,357
                                            ========           =========           ==========

                                                                OPPENHEIMER
                                                                  CAPITAL           OPPENHEIMER
                                           U.S. MID CAP        APPRECIATION      GLOBAL SECURITIES
                                               VALUE              FUND/VA             FUND/VA
                                          SUB-ACCOUNT (A)       SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------  -----------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $ --                 $14              $6,351
 Net realized gain (loss) on security
  transactions                                   5,069               3,075               3,063
 Net realized gain on distributions                 --                  --              26,561
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (5,146)             14,152              (4,157)
                                             ---------           ---------           ---------
 Net increase (decrease) in net assets
  resulting from operations                        (77)             17,241              31,818
                                             ---------           ---------           ---------
UNIT TRANSACTIONS:
 Purchases                                       3,282              13,347              16,664
 Net transfers                                 182,144              (1,707)            233,571
 Surrenders for benefit payments and
  fees                                              --             (23,206)                  7
 Net loan activity                                  --                  --                 408
 Cost of insurance                              (3,243)             (6,980)            (11,718)
                                             ---------           ---------           ---------
 Net increase (decrease) in net assets
  resulting from unit transactions             182,183             (18,546)            238,932
                                             ---------           ---------           ---------
 Net increase (decrease) in net assets         182,106              (1,305)            270,750
NET ASSETS:
 Beginning of year                                  --             129,908             273,452
                                             ---------           ---------           ---------
 End of year                                  $182,106            $128,603            $544,202
                                             =========           =========           =========


                                           OPPENHEIMER          PUTNAM VT
                                           MAIN STREET         DIVERSIFIED
                                             FUND/VA           INCOME FUND
                                         SUB-ACCOUNT (C)       SUB-ACCOUNT
--------------------------------------  -------------------------------------
OPERATIONS:
 Net investment income (loss)                    $ --              $5,403
 Net realized gain (loss) on security
  transactions                                      1                 109
 Net realized gain on distributions                --                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        (25)             (1,089)
                                             --------           ---------
 Net increase (decrease) in net assets
  resulting from operations                       (24)              4,423
                                             --------           ---------
UNIT TRANSACTIONS:
 Purchases                                         --                  --
 Net transfers                                 10,550                  --
 Surrenders for benefit payments and
  fees                                             --                  (2)
 Net loan activity                                 --                  --
 Cost of insurance                               (112)             (4,424)
                                             --------           ---------
 Net increase (decrease) in net assets
  resulting from unit transactions             10,438              (4,426)
                                             --------           ---------
 Net increase (decrease) in net assets         10,414                  (3)
NET ASSETS:
 Beginning of year                                 --             107,923
                                             --------           ---------
 End of year                                  $10,414            $107,920
                                             ========           =========

(a)  From inception, May 1, 2007 to December 31, 2007.

(c)  Funded as of July 27, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                            PUTNAM VT            PUTNAM VT            PUTNAM VT
                                           GLOBAL ASSET           GLOBAL              GROWTH AND
                                         ALLOCATION FUND        EQUITY FUND          INCOME FUND
                                           SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $6,661             $106,502              $171,950
 Net realized gain (loss) on security
  transactions                                 (6,462)            (220,638)               28,825
 Net realized gain on distributions                --                   --             1,645,376
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     29,354              514,942            (2,387,002)
                                             --------           ----------            ----------
 Net increase (decrease) in net assets
  resulting from operations                    29,553              400,806              (540,851)
                                             --------           ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                         --              240,637               542,089
 Net transfers                                (20,789)            (429,078)           (1,207,614)
 Surrenders for benefit payments and
  fees                                        (15,605)            (223,972)             (824,470)
 Net loan activity                                 --              (12,281)              (28,765)
 Cost of insurance                            (32,711)            (155,145)             (370,680)
                                             --------           ----------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions            (69,105)            (579,839)           (1,889,440)
                                             --------           ----------            ----------
 Net increase (decrease) in net assets        (39,552)            (179,033)           (2,430,291)
NET ASSETS:
 Beginning of year                            928,379            4,883,837            11,440,688
                                             --------           ----------            ----------
 End of year                                 $888,827           $4,704,804            $9,010,397
                                             ========           ==========            ==========


                                            PUTNAM VT           PUTNAM VT
                                              HEALTH               HIGH             PUTNAM VT
                                          SCIENCES FUND         YIELD FUND         INCOME FUND
                                           SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------  ----------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $1,586             $234,962            $151,722
 Net realized gain (loss) on security
  transactions                                    381                4,954               2,123
 Net realized gain on distributions                --                   --                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     (2,240)            (140,662)             (3,324)
                                             --------           ----------          ----------
 Net increase (decrease) in net assets
  resulting from operations                      (273)              99,254             150,521
                                             --------           ----------          ----------
UNIT TRANSACTIONS:
 Purchases                                         --              128,441              92,037
 Net transfers                                     --              (18,171)             15,280
 Surrenders for benefit payments and
  fees                                             (1)            (171,898)           (147,593)
 Net loan activity                                 --                   --               1,223
 Cost of insurance                             (6,766)             (91,557)            (82,032)
                                             --------           ----------          ----------
 Net increase (decrease) in net assets
  resulting from unit transactions             (6,767)            (153,185)           (121,085)
                                             --------           ----------          ----------
 Net increase (decrease) in net assets         (7,040)             (53,931)             29,436
NET ASSETS:
 Beginning of year                            144,549            2,928,249           2,765,175
                                             --------           ----------          ----------
 End of year                                 $137,509           $2,874,318          $2,794,611
                                             ========           ==========          ==========

                                            PUTNAM VT
                                          INTERNATIONAL         PUTNAM VT
                                            GROWTH AND        INTERNATIONAL
                                           INCOME FUND         EQUITY FUND
                                           SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------  --------------------------------------
OPERATIONS:
 Net investment income (loss)                  $2,069             $103,465
 Net realized gain (loss) on security
  transactions                                    440               62,980
 Net realized gain on distributions            19,080              418,498
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (14,046)            (298,996)
                                             --------           ----------
 Net increase (decrease) in net assets
  resulting from operations                     7,543              285,947
                                             --------           ----------
UNIT TRANSACTIONS:
 Purchases                                         --              135,307
 Net transfers                                     --             (788,018)
 Surrenders for benefit payments and
  fees                                             (1)             (61,933)
 Net loan activity                                 --                  408
 Cost of insurance                             (3,691)            (108,829)
                                             --------           ----------
 Net increase (decrease) in net assets
  resulting from unit transactions             (3,692)            (823,065)
                                             --------           ----------
 Net increase (decrease) in net assets          3,851             (537,118)
NET ASSETS:
 Beginning of year                            103,384            3,364,958
                                             --------           ----------
 End of year                                 $107,235           $2,827,840
                                             ========           ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                               PUTNAM VT                                PUTNAM VT
                                           INTERNATIONAL NEW         PUTNAM VT            MONEY
                                          OPPORTUNITIES FUND       INVESTORS FUND      MARKET FUND
                                              SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $296                   $516              $28
 Net realized gain (loss) on security
  transactions                                     (143)                 1,590               --
 Net realized gain on distributions                  --                     --               --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        3,284                 (6,373)              --
                                                -------               --------             ----
 Net increase (decrease) in net assets
  resulting from operations                       3,437                 (4,267)              28
                                                -------               --------             ----
UNIT TRANSACTIONS:
 Purchases                                           --                     --               --
 Net transfers                                       --                 (1,997)              --
 Surrenders for benefit payments and
  fees                                               --                 (4,050)              (1)
 Net loan activity                                   --                     --               --
 Cost of insurance                               (1,510)                (4,182)             (65)
                                                -------               --------             ----
 Net increase (decrease) in net assets
  resulting from unit transactions               (1,510)               (10,229)             (66)
                                                -------               --------             ----
 Net increase (decrease) in net assets            1,927                (14,496)             (38)
NET ASSETS:
 Beginning of year                               25,690                 90,292              580
                                                -------               --------             ----
 End of year                                    $27,617                $75,796             $542
                                                =======               ========             ====

                                              PUTNAM VT             PUTNAM VT            PUTNAM VT
                                                 NEW                   NEW             OTC & EMERGING
                                          OPPORTUNITIES FUND        VALUE FUND          GROWTH FUND
                                             SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $8,592               $5,068                 $ --
 Net realized gain (loss) on security
  transactions                                   (63,621)               4,544              (15,650)
 Net realized gain on distributions                   --               35,250                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       381,226              (57,571)              28,468
                                              ----------             --------             --------
 Net increase (decrease) in net assets
  resulting from operations                      326,197              (12,709)              12,818
                                              ----------             --------             --------
UNIT TRANSACTIONS:
 Purchases                                       270,227                   --                   --
 Net transfers                                  (878,301)              (4,223)              (1,462)
 Surrenders for benefit payments and
  fees                                           (93,477)             (55,190)                  (6)
 Net loan activity                               (11,658)                  --                   --
 Cost of insurance                              (182,213)             (11,182)              (6,820)
                                              ----------             --------             --------
 Net increase (decrease) in net assets
  resulting from unit transactions              (895,422)             (70,595)              (8,288)
                                              ----------             --------             --------
 Net increase (decrease) in net assets          (569,225)             (83,304)               4,530
NET ASSETS:
 Beginning of year                             5,475,711              379,065              100,119
                                              ----------             --------             --------
 End of year                                  $4,906,486             $295,761             $104,649
                                              ==========             ========             ========

                                            PUTNAM VT              PUTNAM VT
                                            SMALL CAP          THE GEORGE PUTNAM
                                            VALUE FUND           FUND OF BOSTON
                                           SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  --------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $1,927                 $2,759
 Net realized gain (loss) on security
  transactions                                 (1,753)                 1,597
 Net realized gain on distributions            38,543                  8,739
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (90,112)               (11,392)
                                             --------               --------
 Net increase (decrease) in net assets
  resulting from operations                   (51,395)                 1,703
                                             --------               --------
UNIT TRANSACTIONS:
 Purchases                                      4,540                     --
 Net transfers                                135,732                (20,000)
 Surrenders for benefit payments and
  fees                                            (61)                    --
 Net loan activity                                 --                     --
 Cost of insurance                             (3,885)                (3,871)
                                             --------               --------
 Net increase (decrease) in net assets
  resulting from unit transactions            136,326                (23,871)
                                             --------               --------
 Net increase (decrease) in net assets         84,931                (22,168)
NET ASSETS:
 Beginning of year                            342,678                 92,234
                                             --------               --------
 End of year                                 $427,609                $70,066
                                             ========               ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                              PUTNAM VT
                                         UTILITIES GROWTH AND       PUTNAM VT            PUTNAM VT
                                             INCOME FUND            VISTA FUND          VOYAGER FUND
                                             SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $11,378                  $ --                $2,783
 Net realized gain (loss) on security
  transactions                                    1,535                (2,703)             (583,999)
 Net realized gain on distributions                  --                    --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       97,831                 7,131             1,070,041
                                               --------              --------            ----------
 Net increase (decrease) in net assets
  resulting from operations                     110,744                 4,428               488,825
                                               --------              --------            ----------
UNIT TRANSACTIONS:
 Purchases                                           --                    --               413,961
 Net transfers                                       --                    --            (1,442,402)
 Surrenders for benefit payments and
  fees                                               (1)                   --              (478,140)
 Net loan activity                                   --                    --               (38,264)
 Cost of insurance                              (21,888)               (3,927)             (254,130)
                                               --------              --------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions              (21,889)               (3,927)           (1,798,975)
                                               --------              --------            ----------
 Net increase (decrease) in net assets           88,855                   501            (1,310,150)
NET ASSETS:
 Beginning of year                              556,916               107,986             8,847,381
                                               --------              --------            ----------
 End of year                                   $645,771              $108,487            $7,537,231
                                               ========              ========            ==========

                                              PUTNAM VT             PUTNAM VT
                                               CAPITAL                EQUITY           VAN KAMPEN LIT
                                          OPPORTUNITIES FUND       INCOME FUND            COMSTOCK
                                             SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $ --                $5,857               $19,377
 Net realized gain (loss) on security
  transactions                                    3,862                 1,459                10,845
 Net realized gain on distributions              13,419                29,125                26,908
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (37,399)              (26,011)              (81,604)
                                               --------              --------            ----------
 Net increase (decrease) in net assets
  resulting from operations                     (20,118)               10,430               (24,474)
                                               --------              --------            ----------
UNIT TRANSACTIONS:
 Purchases                                        4,302                36,695                13,347
 Net transfers                                   90,240                73,973                14,486
 Surrenders for benefit payments and
  fees                                          (23,608)                   (1)              (23,505)
 Net loan activity                                   --                    --                    --
 Cost of insurance                               (4,863)              (11,876)              (47,799)
                                               --------              --------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions               66,071                98,791               (43,471)
                                               --------              --------            ----------
 Net increase (decrease) in net assets           45,953               109,221               (67,945)
NET ASSETS:
 Beginning of year                              196,167               411,480             1,334,909
                                               --------              --------            ----------
 End of year                                   $242,120              $520,701            $1,266,964
                                               ========              ========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

-------------------------------------------------------------------------------

1.     ORGANIZATION:

    Separate Account VL II (the "Account") is a separate investment account within Hartford Life Insurance Company (the "Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contract owners of the Company in various mutual funds (the "Funds") as directed by the contract owners.

    The Account invests in the following sub-accounts (collectively, the "Sub-Accounts"): the AllianceBernstein VPS Balanced Wealth Strategy Portfolio, AllianceBernstein VPS International Value Portfolio, AllianceBernstein VPS Small/Mid-Cap Value Portfolio, AllianceBernstein VPS Value Portfolio, AllianceBernstein VPS International Growth Portfolio, AIM V.I. Capital Appreciation Fund, AIM V.I. Core Equity Fund, AIM V.I. International Growth Fund, AIM V.I. Mid Cap Core Equity Fund, AIM V.I. Small Cap Equity Fund, AIM V.I. Capital Development Fund, American Funds Global Bond Fund, American Funds Global Growth and Income Fund, American Funds Asset Allocation Fund, American Funds Blue Chip Income and Growth Fund, American Funds Bond Fund, American Funds Global Growth Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund, American Funds New World Fund, American Funds Global Small Capitalization Fund, Fidelity VIP Asset Manager Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP Contrafund Portfolio, Fidelity VIP Overseas Portfolio, Fidelity VIP Mid Cap Portfolio, Fidelity VIP Value Strategies Portfolio, Fidelity VIP Freedom 2010 Portfolio, Fidelity VIP Freedom 2020 Portfolio, Fidelity VIP Freedom 2030 Portfolio, Franklin Income Securities Fund, Franklin Small Cap Value Securities Fund, Franklin Strategic Income Securities Fund, Mutual Shares Securities Fund, Templeton Developing Markets Securities Fund, Templeton Foreign Securities Fund, Templeton Growth Securities Fund, Mutual Discovery Securities Fund, Franklin Flex Cap Growth Securities Fund, Templeton Global Income Securities Fund, Hartford Advisers HLS Fund, Hartford LargeCap Growth HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Equity HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Small Company HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap Growth HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value Opportunities HLS Fund, Lord Abbett America's Value Portfolio, Lord Abbett Bond-Debenture Portfolio, Lord Abbett Growth & Income Fund, MFS Growth Series, MFS Investors Trust Series, MFS New Discovery Series, MFS Total Return Series, MFS Value Series, Van Kampen - - UIF Mid Cap Growth Portfolio, Van Kampen -- UIF U.S. Mid Cap Value Portfolio, Oppenheimer Capital Appreciation Fund, Oppenheimer Global Securities Fund/VA, Oppenheimer Main Street Fund/VA, Oppenheimer Main Street Small Cap Fund/VA, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Growth and Income Fund, Putnam VT Health Sciences Fund, Putnam VT High Yield Fund, Putnam VT Income Fund, Putnam VT International Growth and Income Fund, Putnam VT International Equity Fund, Putnam VT International New Opportunities Fund, Putnam VT Investors Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund, Putnam VT Voyager Fund, Putnam VT Capital Opportunities Fund, Putnam VT Equity Income Fund, Van Kampen LIT Growth and Income Portfolio, and Van Kampen LIT Comstock Portfolio.

2.     SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America:

       a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the last in, first out method. Dividends and net realized gain on distributions income are accrued as of the ex-dividend date. Net realized gain on distributions income represents dividends from the Funds which are characterized as capital gains under tax regulations.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

       b) SECURITY VALUATION -- The investments in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 2008.

       c) UNIT TRANSACTIONS -- Unit transactions are executed based on the unit values calculated at the close of the business day.

       d) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

       e) USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

       f) MORTALITY RISK -- Net assets allocated to contracts in the annuity period are computed according to the 1983a Individual Annuitant Mortality Table and the Annuity 2000 Table. The Mortality Risk is fully borne by the Company and may result in additional amounts being transferred into the variable life account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. All sub-accounts are currently in the accumulation period.

       g) FAIR VALUE MEASUREMENTS -- On January 1, 2008, the Account adopted Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements" ("SFAS 157"). For financial statement elements currently required to be measured at fair value, SFAS 157 redefines fair value, establishes a framework for measuring fair value under U.S. GAAP, establishes a hierarchy based on the level of observable inputs used to measure fair value and enhances disclosures about fair value measurements. The new definition of fair value focuses on the price that would be received to sell the asset or paid to transfer the liability regardless of whether an observable liquid market price existed (an exit price).

       The following section applies the SFAS 157 fair value hierarchy and disclosure requirements to the Account's financial instruments that are carried at fair value. SFAS 157 establishes a fair value hierarchy that prioritizes the inputs in the valuation techniques used to measure fair value into three broad Levels (Level 1, 2, and 3).

       LEVEL 1: Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly liquid open ended management investment companies ("mutual funds").

       LEVEL 2: Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Most debt securities and some preferred stocks are model priced by vendors using observable inputs and are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including interest rate, foreign currency and certain credit swap contracts.

       LEVEL 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Level 3 securities include less liquid securities such as highly structured and/or lower quality asset-backed securities ("ABS") and commercial mortgage-backed securities ("CMBS"), including ABS backed by sub-prime loans, and private placement debt and equity securities. Embedded derivatives and complex derivatives securities, including equity derivatives, longer dated interest rate swaps and certain complex credit derivatives are also included in Level 3. Because Level 3 fair values, by their nature, contain unobservable market inputs as there is no observable market for these assets and liabilities, considerable judgment is used to determine the SFAS 157 Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

       The adoption of SFAS 157 did not have a material impact on the results of the Account. As of December 31, 2008, the Account invests in mutual funds which are carried at fair value and represent Level 1 investments under the SFAS 157 hierarchy levels. There were no Level 2 or Level 3 investments in the Account.

       h) ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES, AN INTERPRETATION OF FASB STATEMENT NO. 109 -- In July 2006, the FASB released "Accounting for Uncertainty in Income Taxes"

-------------------------------------------------------------------------------

       ("FIN 48") to clarify accounting for income taxes recognized in the financial statements in accordance with FASB 109, "Accounting for Income Taxes." FIN 48 is effective for fiscal years beginning after December 15, 2006 and prescribes a comprehensive model for how an entity should recognize, measure, present and disclose in its financial statements uncertain tax positions that the entity has taken or expects to take on a tax return. Upon adoption, as of the first quarter of 2007, FIN 48 did not have an effect on the Account's financial condition.

3.     ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    DEDUCTIONS AND CHARGES FROM THE ACCOUNT VALUE -- On the policy date and on each subsequent monthly activity date, the Company will deduct from the Account an amount to cover mortality and expense risk charges, cost of insurance, administrative charges and any other benefits provided by the rider. These charges, which may vary from month to month in accordance which the terms of the contracts, are deducted through termination of units of interest from applicable contract owners' accounts.

4.     PURCHASES AND SALES OF INVESTMENTS:

    The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 were as follows:

                                                      PURCHASES      PROCEEDS
SUB-ACCOUNT                                            AT COST      FROM SALES
--------------------------------------------------------------------------------
AllianceBernstein VPS Balanced Wealth Strategy
 Portfolio                                                 $3,509           $ --
AllianceBernstein VPS International Value
 Portfolio                                                369,370         73,031
AllianceBernstein VPS Small/Mid-Cap Value
 Portfolio                                                 83,060        308,573
AllianceBernstein VPS Value Portfolio                       2,389            754
AllianceBernstein VPS International Growth
 Portfolio                                                121,398          3,461
AIM V.I. Capital Appreciation Fund                         21,768         15,992
AIM V.I. Core Equity Fund                                 116,534          2,686
AIM V.I. International Growth Fund                         24,486            577
AIM V.I. Mid Cap Core Equity Fund                          93,917         92,149
AIM V.I. Small Cap Equity Fund                             48,648          1,971
AIM V.I. Capital Development Fund                          26,063          5,499
American Funds Global Bond Fund                            12,076            640
American Funds Global Growth and Income Fund                8,175          7,361
American Funds Asset Allocation Fund                    1,423,341        660,216
American Funds Blue Chip Income and Growth Fund           640,468        387,587
American Funds Bond Fund                                1,449,085      1,487,066
American Funds Global Growth Fund                         594,453        299,838
American Funds Growth Fund                              2,637,928      1,122,805
American Funds Growth-Income Fund                       1,882,298        945,949
American Funds International Fund                       1,741,340        767,899
American Funds New World Fund                             722,492        198,052
American Funds Global Small Capitalization Fund           756,603        275,162
Fidelity VIP Asset Manager Portfolio                      108,902         34,002
Fidelity VIP Equity-Income Portfolio                      743,839        781,263
Fidelity VIP Growth Portfolio                               2,151             --
Fidelity VIP Contrafund Portfolio                       1,261,383        164,681
Fidelity VIP Overseas Portfolio                           381,136        463,271
Fidelity VIP Mid Cap Portfolio                            360,942        308,060
Fidelity VIP Value Strategies Portfolio                     1,203              5
Fidelity VIP Freedom 2010 Portfolio                         7,112             --
Fidelity VIP Freedom 2020 Portfolio                        17,933            115
Fidelity VIP Freedom 2030 Portfolio                        23,523            129
Franklin Income Securities Fund                           437,583         85,840
Franklin Small Cap Value Securities Fund                  211,500        245,780

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                      PURCHASES      PROCEEDS
SUB-ACCOUNT                                            AT COST      FROM SALES
--------------------------------------------------------------------------------
Franklin Strategic Income Securities Fund                 $77,065         $3,851
Mutual Shares Securities Fund                             256,521        589,072
Templeton Developing Markets Securities Fund                5,751            226
Templeton Foreign Securities Fund                           4,851            273
Templeton Growth Securities Fund                           34,277          3,723
Mutual Discovery Securities Fund                          317,495        103,898
Franklin Flex Cap Growth Securities Fund                      274              8
Templeton Global Income Securities Fund                   568,825         18,886
Hartford Advisers HLS Fund                              1,538,914      1,861,527
Hartford LargeCap Growth HLS Fund                              25              4
Hartford Total Return Bond HLS Fund                     1,683,589      2,407,696
Hartford Capital Appreciation HLS Fund                  5,213,833      3,836,759
Hartford Dividend and Growth HLS Fund                   1,388,421      1,771,574
Hartford Fundamental Growth HLS Fund                          396             --
Hartford Global Advisers HLS Fund                             728            396
Hartford Global Equity HLS Fund                             6,191          7,483
Hartford Global Growth HLS Fund                             3,962            354
Hartford Disciplined Equity HLS Fund                      200,959         64,398
Hartford Growth HLS Fund                                    1,169             51
Hartford Growth Opportunities HLS Fund                    411,403        294,536
Hartford High Yield HLS Fund                                3,971             --
Hartford Index HLS Fund                                 1,457,106      2,582,651
Hartford International Small Company HLS Fund             133,732        103,523
Hartford International Opportunities HLS Fund             994,443        975,506
Hartford MidCap Growth HLS Fund                                30              4
Hartford MidCap HLS Fund                                  480,657        897,102
Hartford MidCap Value HLS Fund                            330,645        280,618
Hartford Money Market HLS Fund                          7,277,281      4,705,628
Hartford Small Company HLS Fund                           449,853        868,881
Hartford SmallCap Growth HLS Fund                              65             10
Hartford Stock HLS Fund                                   900,735      1,850,179
Hartford U.S. Government Securities HLS Fund            1,728,851      1,541,959
Hartford Value Opportunities HLS Fund                     127,466         53,137
Lord Abbett America's Value Portfolio                      65,901         18,183
Lord Abbett Bond-Debenture Portfolio                       51,781          1,676
Lord Abbett Growth & Income Fund                           67,588         38,992
MFS Growth Series                                              21             --
MFS Investors Trust Series                                 44,904          1,153
MFS New Discovery Series                                   15,668         21,608
MFS Total Return Series                                   467,234        317,940
MFS Value Series                                           35,384            575
Van Kampen -- UIF Mid Cap Growth Portfolio                 10,438            446
Van Kampen -- UIF U.S. Mid Cap Value Portfolio             95,526         89,258
Oppenheimer Capital Appreciation Fund                      17,481         11,728
Oppenheimer Global Securities Fund/VA                      86,918         26,912
Oppenheimer Main Street Fund/VA                             5,593            667
Oppenheimer Main Street Small Cap Fund/VA                  15,343            286
Putnam VT Diversified Income Fund                          43,968          5,419

-------------------------------------------------------------------------------

                                                      PURCHASES      PROCEEDS
SUB-ACCOUNT                                            AT COST      FROM SALES
--------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund                    $31,184        $36,309
Putnam VT Global Equity Fund                              275,776        400,579
Putnam VT Growth and Income Fund                        1,734,178      1,172,187
Putnam VT Health Sciences Fund                              1,140          6,173
Putnam VT High Yield Fund                                 485,919        393,304
Putnam VT Income Fund                                     392,545        334,790
Putnam VT International Growth and Income Fund             19,070          2,767
Putnam VT International Equity Fund                       870,977        462,860
Putnam VT International New Opportunities Fund                409          1,311
Putnam VT Investors Fund                                      316          3,050
Putnam VT Money Market Fund                                    15             78
Putnam VT New Opportunities Fund                          243,369        474,010
Putnam VT New Value Fund                                   87,702         87,711
Putnam VT OTC & Emerging Growth Fund                            1         20,012
Putnam VT Small Cap Value Fund                             85,055        318,766
Putnam VT The George Putnam Fund of Boston                  8,074          3,584
Putnam VT Utilities Growth and Income Fund                 13,294         26,315
Putnam VT Vista Fund                                           --          3,595
Putnam VT Voyager Fund                                    394,327        674,259
Putnam VT Capital Opportunities Fund                       66,563         25,955
Putnam VT Equity Income Fund                               78,858        225,477
Van Kampen LIT Growth and Income Portfolio                  1,802            120
Van Kampen LIT Comstock Portfolio                         290,171         98,123
                                                    -------------  -------------
                                                      $48,040,585    $38,870,505
                                                    =============  =============

5.     CHANGES IN UNITS OUTSTANDING:

    The changes in units outstanding for the year ended December 31, 2008 were as follows:

                                            UNITS       UNITS         NET INCREASE
SUB-ACCOUNT                                 ISSUED     REDEEMED        (DECREASE)
--------------------------------------------------------------------------------------
AllianceBernstein VPS Balanced Wealth
 Strategy Portfolio                              514           6              508
AllianceBernstein VPS International
 Value Portfolio                              38,603       8,345           30,258
AllianceBernstein VPS Small/Mid-Cap
 Value Portfolio                               5,053      26,563          (21,510)
AllianceBernstein VPS Value Portfolio            357         119              238
AllianceBernstein VPS International
 Growth Portfolio                             11,781         489           11,292
AIM V.I. Capital Appreciation Fund             2,251       1,895              356
AIM V.I. Core Equity Fund                      7,835         252            7,583
AIM V.I. International Growth Fund             3,098         240            2,858
AIM V.I. Mid Cap Core Equity Fund              4,323       8,271           (3,948)
AIM V.I. Small Cap Equity Fund                 4,581         216            4,365
AIM V.I. Capital Development Fund              1,463         680              783
American Funds Global Bond Fund                1,258          79            1,179
American Funds Global Growth and Income
 Fund                                          1,320       1,242               78
American Funds Asset Allocation Fund          68,975      53,087           15,888
American Funds Blue Chip Income and
 Growth Fund                                  35,565      28,432            7,133
American Funds Bond Fund                     117,758     132,147          (14,389)

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                            UNITS       UNITS         NET INCREASE
SUB-ACCOUNT                                 ISSUED     REDEEMED        (DECREASE)
--------------------------------------------------------------------------------------
American Funds Global Growth Fund            258,645     237,172           21,473
American Funds Growth Fund                 1,496,644   1,334,053          162,591
American Funds Growth-Income Fund          1,151,698     942,250          209,448
American Funds International Fund             47,753      47,867             (114)
American Funds New World Fund                 21,684      10,206           11,478
American Funds Global Small
 Capitalization Fund                         180,404     161,962           18,442
Fidelity VIP Asset Manager Portfolio              --      14,763          (14,763)
Fidelity VIP Equity-Income Portfolio         260,808     413,695         (152,887)
Fidelity VIP Growth Portfolio                    334          15              319
Fidelity VIP Contrafund Portfolio            107,649      15,710           91,939
Fidelity VIP Overseas Portfolio               80,039     172,519          (92,480)
Fidelity VIP Mid Cap Portfolio                19,367      26,970           (7,603)
Fidelity VIP Value Strategies Portfolio          223           2              221
Fidelity VIP Freedom 2010 Portfolio              865          --              865
Fidelity VIP Freedom 2020 Portfolio            2,449          17            2,432
Fidelity VIP Freedom 2030 Portfolio            3,380          22            3,358
Franklin Income Securities Fund               31,173      10,875           20,298
Franklin Small Cap Value Securities Fund       8,601      18,809          (10,208)
Franklin Strategic Income Securities
 Fund                                          8,285         660            7,625
Mutual Shares Securities Fund                 11,443      41,636          (30,193)
Templeton Developing Markets Securities
 Fund                                            839          68              771
Templeton Foreign Securities Fund                628          54              574
Templeton Growth Securities Fund               2,930         526            2,404
Mutual Discovery Securities Fund              25,809       9,708           16,101
Franklin Flex Cap Growth Securities Fund          33           1               32
Templeton Global Income Securities Fund       48,525       2,078           46,447
Hartford Advisers HLS Fund                   500,509     749,882         (249,373)
Hartford LargeCap Growth HLS Fund                  4           1                3
Hartford Total Return Bond HLS Fund          537,508   1,190,948         (653,440)
Hartford Capital Appreciation HLS Fund       464,516     798,743         (334,227)
Hartford Dividend and Growth HLS Fund        338,147     602,236         (264,089)
Hartford Fundamental Growth HLS Fund              65          --               65
Hartford Global Advisers HLS Fund                 --         268             (268)
Hartford Global Equity HLS Fund                  666       7,575           (6,909)
Hartford Global Growth HLS Fund                3,549         353            3,196
Hartford Disciplined Equity HLS Fund          94,432      54,528           39,904
Hartford Growth HLS Fund                         183           9              174
Hartford Growth Opportunities HLS Fund        19,539      16,277            3,262
Hartford High Yield HLS Fund                     431           9              422
Hartford Index HLS Fund                      355,115     839,273         (484,158)
Hartford International Small Company HLS
 Fund                                          5,933       5,398              535
Hartford International Opportunities HLS
 Fund                                        227,600     374,855         (147,255)
Hartford MidCap Growth HLS Fund                    6           1                5
Hartford MidCap HLS Fund                     101,943     271,534         (169,591)
Hartford MidCap Value HLS Fund                 6,460      24,992          (18,532)
Hartford Money Market HLS Fund             5,047,895   3,722,523        1,325,372
Hartford Small Company HLS Fund              274,908     465,340         (190,432)
Hartford SmallCap Growth HLS Fund                 11           4                7

-------------------------------------------------------------------------------

                                            UNITS       UNITS         NET INCREASE
SUB-ACCOUNT                                 ISSUED     REDEEMED        (DECREASE)
--------------------------------------------------------------------------------------
Hartford Stock HLS Fund                      294,656     696,527         (401,871)
Hartford U.S. Government Securities HLS
 Fund                                        205,382     664,677         (459,295)
Hartford Value Opportunities HLS Fund          8,214       4,770            3,444
Lord Abbett America's Value Portfolio          5,953       1,733            4,220
Lord Abbett Bond-Debenture Portfolio           5,536         317            5,219
Lord Abbett Growth & Income Fund               5,690       4,854              836
MFS Growth Series                                  6           3                3
MFS Investors Trust Series                     4,376         124            4,252
MFS New Discovery Series                         435       1,732           (1,297)
MFS Total Return Series                       21,997      24,550           (2,553)
MFS Value Series                               4,417         302            4,115
Van Kampen -- UIF Mid Cap Growth
 Portfolio                                     1,506         181            1,325
Van Kampen -- UIF U.S. Mid Cap Value
 Portfolio                                     7,965       9,030           (1,065)
Oppenheimer Capital Appreciation Fund          2,031       1,275              756
Oppenheimer Global Securities Fund/VA          5,088       3,177            1,911
Oppenheimer Main Street Fund/VA                  479          89              390
Oppenheimer Main Street Small Cap
 Fund/VA                                       1,936         135            1,801
Putnam VT Diversified Income Fund              4,389         460            3,929
Putnam VT Global Asset Allocation Fund             7       1,483           (1,476)
Putnam VT Global Equity Fund                   9,873      17,783           (7,910)
Putnam VT Growth and Income Fund              17,003      45,716          (28,713)
Putnam VT Health Sciences Fund                    --         463             (463)
Putnam VT High Yield Fund                     12,116      17,631           (5,515)
Putnam VT Income Fund                         11,912      18,121           (6,209)
Putnam VT International Growth and
 Income Fund                                       1         166             (165)
Putnam VT International Equity Fund           32,116      29,665            2,451
Putnam VT International New
 Opportunities Fund                                1          88              (87)
Putnam VT Investors Fund                          --         326             (326)
Putnam VT Money Market Fund                       --          44              (44)
Putnam VT New Opportunities Fund              15,647      26,483          (10,836)
Putnam VT New Value Fund                       2,105       4,726           (2,621)
Putnam VT OTC & Emerging Growth Fund              --       2,533           (2,533)
Putnam VT Small Cap Value Fund                 5,858      33,324          (27,466)
Putnam VT The George Putnam Fund of
 Boston                                           --         272             (272)
Putnam VT Utilities Growth and Income
 Fund                                             --         858             (858)
Putnam VT Vista Fund                              --         322             (322)
Putnam VT Voyager Fund                        18,814      29,006          (10,192)
Putnam VT Capital Opportunities Fund           3,627       1,832            1,795
Putnam VT Equity Income Fund                   3,713      15,998          (12,285)
Van Kampen LIT Growth and Income
 Portfolio                                       252          19              233
Van Kampen LIT Comstock Portfolio             20,185      11,436            8,749

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

    The changes in units outstanding for the year ended December 31, 2007 were as follows:

                                            UNITS       UNITS         NET INCREASE
SUB-ACCOUNT                                 ISSUED     REDEEMED        (DECREASE)
--------------------------------------------------------------------------------------
AllianceBernstein VPS International
 Value Portfolio                              70,792       4,219           66,573
AllianceBernstein VPS Small/Mid-Cap
 Value Portfolio                              35,567      18,392           17,175
AllianceBernstein VPS International
 Growth Portfolio                              1,665           7            1,658
AIM V.I. Capital Appreciation Fund             3,271       2,752              519
AIM V.I. Core Equity Fund                        218          70              148
AIM V.I. Mid Cap Core Equity Fund              3,676       2,156            1,520
AIM V.I. Small Cap Equity Fund                 5,356         345            5,011
AIM V.I. Capital Development Fund              5,949         239            5,710
American Funds Asset Allocation Fund          61,950      37,810           24,140
American Funds Blue Chip Income and
 Growth Fund                                  28,101      37,408           (9,307)
American Funds Bond Fund                     175,701      54,444          121,257
American Funds Global Growth Fund            346,836     173,178          173,658
American Funds Growth Fund                 2,151,014   1,096,748        1,054,266
American Funds Growth-Income Fund          1,008,065     789,252          218,813
American Funds International Fund             84,064      25,631           58,433
American Funds New World Fund                 19,107      20,169           (1,062)
American Funds Global Small
 Capitalization Fund                         202,355     286,614          (84,259)
Fidelity VIP Asset Manager Portfolio              --      67,673          (67,673)
Fidelity VIP Equity-Income Portfolio         271,457     562,408         (290,951)
Fidelity VIP Contrafund Portfolio             44,273      20,483           23,790
Fidelity VIP Overseas Portfolio                   --      21,582          (21,582)
Fidelity VIP Mid Cap Portfolio                70,835       5,647           65,188
Franklin Income Securities Fund              116,428       2,590          113,838
Franklin Small Cap Value Securities Fund      10,054      43,882          (33,828)
Mutual Shares Securities Fund                 80,683      12,893           67,790
Templeton Growth Securities Fund               4,496         115            4,381
Mutual Discovery Securities Fund              26,552       1,147           25,405
Templeton Global Income Securities Fund        6,279          27            6,252
Hartford Advisers HLS Fund                   234,366     661,258         (426,892)
Hartford Total Return Bond HLS Fund          987,244   1,712,347         (725,103)
Hartford Capital Appreciation HLS Fund       296,152     679,351         (383,199)
Hartford Dividend and Growth HLS Fund        330,772     687,364         (356,592)
Hartford Global Advisers HLS Fund                 --      14,173          (14,173)
Hartford Global Growth HLS Fund                    1         203             (202)
Hartford Global Technology HLS Fund               --       1,098           (1,098)
Hartford Disciplined Equity HLS Fund          32,949      25,521            7,428
Hartford Growth Opportunities HLS Fund        27,050       6,776           20,274
Hartford Index HLS Fund                      405,184     462,795          (57,611)
Hartford International Small Company HLS
 Fund                                          3,625       1,918            1,707
Hartford International Opportunities HLS
 Fund                                        161,749     638,564         (476,815)
Hartford MidCap HLS Fund                     177,521     521,771         (344,250)
Hartford MidCap Value HLS Fund                14,468       7,285            7,183
Hartford Money Market HLS Fund             5,336,855   4,504,472          832,383

-------------------------------------------------------------------------------

                                            UNITS       UNITS         NET INCREASE
SUB-ACCOUNT                                 ISSUED     REDEEMED        (DECREASE)
--------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS Fund         63,748      93,066          (29,318)
Hartford Small Company HLS Fund              264,932     228,993           35,939
Hartford Stock HLS Fund                      295,883     740,159         (444,276)
Hartford Value Opportunities HLS Fund         23,256      36,962          (13,706)
Lord Abbett America's Value Portfolio            399         159              240
Lord Abbett Growth and Income Portfolio        1,299         242            1,057
MFS New Discovery Series                         971       3,997           (3,026)
MFS Total Return Series                       38,517      15,841           22,676
U.S. Mid Cap Value                            26,999      10,071           16,928
Oppenheimer Capital Appreciation Fund/VA       1,464       2,976           (1,512)
Oppenheimer Global Securities Fund/VA         23,906       4,849           19,057
Oppenheimer Main Street Fund/VA                  850           9              841
Putnam VT Diversified Income Fund                 --         209             (209)
Putnam VT Global Asset Allocation Fund            --       2,328           (2,328)
Putnam VT Global Equity Fund                  13,478      33,006          (19,528)
Putnam VT Growth and Income Fund              15,805      66,185          (50,380)
Putnam VT Health Sciences Fund                    --         454             (454)
Putnam VT High Yield Fund                     12,305      18,089           (5,784)
Putnam VT Income Fund                         24,943      29,132           (4,189)
Putnam VT International Growth and
 Income Fund                                      --         167             (167)
Putnam VT International Equity Fund            9,192      46,986          (37,794)
Putnam VT International New
 Opportunities Fund                               --          80              (80)
Putnam VT Investors Fund                          --         865             (865)
Putnam VT Money Market Fund                       --          38              (38)
Putnam VT New Opportunities Fund              18,930      53,548          (34,618)
Putnam VT New Value Fund                          --       3,182           (3,182)
Putnam VT OTC & Emerging Growth Fund               1         929             (928)
Putnam VT Small Cap Value Fund                14,655       2,179           12,476
Putnam VT The George Putnam Fund of
 Boston                                           --       1,443           (1,443)
Putnam VT Utilities Growth and Income
 Fund                                             --         627             (627)
Putnam VT Vista Fund                              --         275             (275)
Putnam VT Voyager Fund                        15,027      68,395          (53,368)
Putnam VT Capital Opportunities Fund          10,860       6,894            3,966
Putnam VT Equity Income Fund                   7,775       1,930            5,845
Van Kampen LIT Comstock                       22,928      26,062           (3,134)

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

6.     FINANCIAL HIGHLIGHTS:

    The following is a summary of units, unit fair value, contract owners' equity, expense ratios, investment income ratios, and total return showing the minimum and maximum contract charges for each series in each Sub-Account that has outstanding units.

                                                    UNIT            CONTRACT
SUB-ACCOUNT                           UNITS     FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED
 WEALTH STRATEGY PORTFOLIO
 2008  Lowest contract charges             508     $7.438385             $3,777
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
ALLIANCEBERNSTEIN VPS
 INTERNATIONAL VALUE PORTFOLIO
 2008  Lowest contract charges         108,544      6.074134            659,311
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2007  Lowest contract charges          78,286     13.001625          1,017,841
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2006  Lowest contract charges          11,713     12.314196            144,235
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
ALLIANCEBERNSTEIN VPS
 SMALL/MID-CAP VALUE PORTFOLIO
 2008  Lowest contract charges           8,975      7.489616             67,217
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2007  Lowest contract charges          30,485     11.656335            355,341
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2006  Lowest contract charges          13,310     11.480951            152,806
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
ALLIANCEBERNSTEIN VPS VALUE
 PORTFOLIO
 2008  Lowest contract charges             238      6.481456              1,546
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
ALLIANCEBERNSTEIN VPS
 INTERNATIONAL GROWTH PORTFOLIO
 2008  Lowest contract charges          12,950      5.989175             77,558
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2007  Lowest contract charges           1,658     11.735231             19,456
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --

                                                   INVESTMENT
                                      EXPENSE        INCOME           TOTAL
SUB-ACCOUNT                           RATIO*        RATIO**         RETURN***
----------------------------------  --------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED
 WEALTH STRATEGY PORTFOLIO
 2008  Lowest contract charges           --              --           (28.23)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
ALLIANCEBERNSTEIN VPS
 INTERNATIONAL VALUE PORTFOLIO
 2008  Lowest contract charges           --            0.86%          (53.28)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2007  Lowest contract charges           --            0.92%            5.58%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2006  Lowest contract charges           --              --            13.22%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
ALLIANCEBERNSTEIN VPS
 SMALL/MID-CAP VALUE PORTFOLIO
 2008  Lowest contract charges           --            0.90%          (35.75)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2007  Lowest contract charges           --            0.98%            1.53%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2006  Lowest contract charges           --            0.12%           14.20%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
ALLIANCEBERNSTEIN VPS VALUE
 PORTFOLIO
 2008  Lowest contract charges           --              --           (38.79)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
ALLIANCEBERNSTEIN VPS
 INTERNATIONAL GROWTH PORTFOLIO
 2008  Lowest contract charges           --              --           (48.96)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2007  Lowest contract charges           --            1.55%            7.72%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --

-------------------------------------------------------------------------------

                                                    UNIT            CONTRACT
SUB-ACCOUNT                           UNITS     FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND
 2008  Lowest contract charges          12,363     $7.254268            $89,684
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2007  Lowest contract charges          12,007     12.614437            151,461
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2006  Lowest contract charges          11,488     11.261514            129,372
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
AIM V.I. CORE EQUITY FUND
 2008  Lowest contract charges           8,448     10.957579             92,574
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2007  Lowest contract charges             865     15.685297             13,565
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2006  Lowest contract charges             717     14.507758             10,397
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
AIM V.I. INTERNATIONAL GROWTH FUND
 2008  Lowest contract charges           2,858      6.495072             18,560
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
AIM V.I. MID CAP CORE EQUITY FUND
 2008  Lowest contract charges          24,768     12.155426            301,070
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2007  Lowest contract charges          28,716     17.005072            488,313
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2006  Lowest contract charges          27,196     15.522798            422,157
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2005  Lowest contract charges          23,468     13.954120            327,474
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2004  Lowest contract charges          17,288     12.966631            224,165
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --

                                                   INVESTMENT
                                      EXPENSE        INCOME           TOTAL
SUB-ACCOUNT                           RATIO*        RATIO**         RETURN***
----------------------------------  --------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND
 2008  Lowest contract charges           --              --           (42.49)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2007  Lowest contract charges           --              --            12.01%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2006  Lowest contract charges           --            0.11%            6.30%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
AIM V.I. CORE EQUITY FUND
 2008  Lowest contract charges           --            6.56%          (30.14)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2007  Lowest contract charges           --            1.32%            8.12%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2006  Lowest contract charges           --            1.62%            9.29%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
AIM V.I. INTERNATIONAL GROWTH FUND
 2008  Lowest contract charges           --            2.03%          (37.17)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
AIM V.I. MID CAP CORE EQUITY FUND
 2008  Lowest contract charges           --            1.50%          (28.52)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2007  Lowest contract charges           --            0.23%            9.55%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2006  Lowest contract charges           --            0.96%           11.24%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2005  Lowest contract charges           --            0.56%            7.62%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2004  Lowest contract charges           --            0.19%           13.82%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                    UNIT            CONTRACT
SUB-ACCOUNT                           UNITS     FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------
AIM V.I. SMALL CAP EQUITY FUND
 2008  Lowest contract charges          10,798     $8.853684            $95,599
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2007  Lowest contract charges           6,433     12.889339             82,919
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2006  Lowest contract charges           1,422     12.253694             17,420
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
AIM V.I. CAPITAL DEVELOPMENT FUND
 2008  Lowest contract charges           9,765      7.052376             68,867
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2007  Lowest contract charges           8,982     13.312750            119,576
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2006  Lowest contract charges           3,272     12.010285             39,299
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
AMERICAN FUNDS GLOBAL BOND FUND
 2008  Lowest contract charges           1,179      9.952373             11,734
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
AMERICAN FUNDS GLOBAL GROWTH AND
 INCOME FUND
 2008  Lowest contract charges              78      6.139312                477
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
AMERICAN FUNDS ASSET ALLOCATION
 FUND
 2008  Lowest contract charges         525,250     11.262300          5,915,517
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2007  Lowest contract charges         509,362     15.977239          8,138,202
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2006  Lowest contract charges         485,222     14.994647          7,275,730
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2005  Lowest contract charges         443,045     13.077484          5,793,915
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2004  Lowest contract charges         380,831     11.982388          4,563,260
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --

                                                   INVESTMENT
                                      EXPENSE        INCOME           TOTAL
SUB-ACCOUNT                           RATIO*        RATIO**         RETURN***
----------------------------------  --------------------------------------------
AIM V.I. SMALL CAP EQUITY FUND
 2008  Lowest contract charges           --              --           (31.31)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2007  Lowest contract charges           --            0.12%            5.19%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2006  Lowest contract charges           --              --            17.44%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
AIM V.I. CAPITAL DEVELOPMENT FUND
 2008  Lowest contract charges           --              --           (47.03)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2007  Lowest contract charges           --              --            10.85%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2006  Lowest contract charges           --              --            16.52%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
AMERICAN FUNDS GLOBAL BOND FUND
 2008  Lowest contract charges           --           23.70%           (1.09)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
AMERICAN FUNDS GLOBAL GROWTH AND
 INCOME FUND
 2008  Lowest contract charges           --            1.44%          (39.78)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
AMERICAN FUNDS ASSET ALLOCATION
 FUND
 2008  Lowest contract charges           --            2.63%          (29.51)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2007  Lowest contract charges           --            2.19%            6.55%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2006  Lowest contract charges           --            2.33%           14.66%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2005  Lowest contract charges           --            2.32%            9.14%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2004  Lowest contract charges           --            2.34%            8.34%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --

-------------------------------------------------------------------------------

                                                    UNIT            CONTRACT
SUB-ACCOUNT                           UNITS     FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------
AMERICAN FUNDS BLUE CHIP INCOME
 AND GROWTH FUND
 2008  Lowest contract charges         113,475    $10.382553         $1,178,159
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2007  Lowest contract charges         106,342     16.351739          1,738,878
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2006  Lowest contract charges         115,649     16.027025          1,853,508
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2005  Lowest contract charges         125,347     13.649702          1,710,950
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2004  Lowest contract charges         120,290     12.728640          1,531,124
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
AMERICAN FUNDS BOND FUND
 2008  Lowest contract charges         197,764     11.107228          2,196,607
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2007  Lowest contract charges         212,153     12.252603          2,599,432
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2006  Lowest contract charges          90,896     11.857928          1,077,836
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2005  Lowest contract charges          73,047     11.083750            809,630
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2004  Lowest contract charges          87,260     10.910455            952,043
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --

                                                   INVESTMENT
                                      EXPENSE        INCOME           TOTAL
SUB-ACCOUNT                           RATIO*        RATIO**         RETURN***
----------------------------------  --------------------------------------------
AMERICAN FUNDS BLUE CHIP INCOME
 AND GROWTH FUND
 2008  Lowest contract charges           --            2.01%          (36.51)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2007  Lowest contract charges           --            2.38%            2.03%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2006  Lowest contract charges           --            1.27%           17.42%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2005  Lowest contract charges           --            1.00%            7.24%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2004  Lowest contract charges           --            0.66%            9.74%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
AMERICAN FUNDS BOND FUND
 2008  Lowest contract charges           --            5.77%           (9.35)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2007  Lowest contract charges           --            8.89%            3.33%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2006  Lowest contract charges           --            3.91%            6.99%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2005  Lowest contract charges           --            2.91%            1.59%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2004  Lowest contract charges           --            2.67%            5.72%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                        UNIT             CONTRACT
SUB-ACCOUNT                               UNITS     FAIR VALUE #      OWNERS' EQUITY
-----------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH FUND
 2008  Lowest contract charges           1,707,113     $1.058316          $1,806,666
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2007  Lowest contract charges           1,685,640      1.717724           2,895,463
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2006  Lowest contract charges           1,511,982      1.495637           2,261,376
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2005  Lowest contract charges           1,438,688      1.241944           1,786,770
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2004  Lowest contract charges           1,245,715      1.088710           1,356,223
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
AMERICAN FUNDS GROWTH FUND
 2008  Lowest contract charges           9,741,491      0.742443           7,232,502
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2007  Lowest contract charges           9,578,900      1.325073          12,692,741
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2006  Lowest contract charges           8,524,634      1.179431          10,054,217
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2005  Lowest contract charges           8,397,299      1.070088           8,985,849
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2004  Lowest contract charges           7,929,384      0.920977           7,302,780
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --

                                                          INVESTMENT
                                           EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                                RATIO*          RATIO**           RETURN***
--------------------------------------  ---------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH FUND
 2008  Lowest contract charges                --              1.86%            (38.39)%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2007  Lowest contract charges                --              2.79%             14.85%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              0.88%             20.43%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              0.67%             14.08%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --              0.43%             13.49%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
AMERICAN FUNDS GROWTH FUND
 2008  Lowest contract charges                --              0.83%            (43.97)%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2007  Lowest contract charges                --              0.81%             12.35%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              0.81%             10.22%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              0.72%             16.19%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --              0.20%             12.50%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --

-------------------------------------------------------------------------------

                                                        UNIT             CONTRACT
SUB-ACCOUNT                               UNITS     FAIR VALUE #      OWNERS' EQUITY
-----------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME FUND
 2008  Lowest contract charges           6,742,677     $0.952901          $6,425,104
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2007  Lowest contract charges           6,533,229      1.533170          10,016,550
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2006  Lowest contract charges           6,314,416      1.459565           9,216,300
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2005  Lowest contract charges           6,867,184      1.266953           8,700,400
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2004  Lowest contract charges           6,729,608      1.197136           8,056,257
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
AMERICAN FUNDS INTERNATIONAL FUND
 2008  Lowest contract charges             242,112     15.043908           3,642,306
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2007  Lowest contract charges             242,226     25.993056           6,296,198
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2006  Lowest contract charges             183,793     21.656876           3,980,371
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2005  Lowest contract charges             134,577     18.202405           2,449,627
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2004  Lowest contract charges             113,475     14.981085           1,699,976
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --

                                                          INVESTMENT
                                           EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                                RATIO*          RATIO**           RETURN***
--------------------------------------  ---------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME FUND
 2008  Lowest contract charges                --              1.79%            (37.85)%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2007  Lowest contract charges                --              1.55%              5.04%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              1.54%             15.20%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              1.37%              5.83%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --              0.97%             10.37%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
AMERICAN FUNDS INTERNATIONAL FUND
 2008  Lowest contract charges                --              1.89%            (42.12)%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2007  Lowest contract charges                --              1.66%             20.02%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              1.71%             18.98%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              1.59%             21.50%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --              1.53%             19.32%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                        UNIT             CONTRACT
SUB-ACCOUNT                               UNITS     FAIR VALUE #      OWNERS' EQUITY
-----------------------------------------------------------------------------------------
AMERICAN FUNDS NEW WORLD FUND
 2008  Lowest contract charges              63,446    $18.002579          $1,142,194
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2007  Lowest contract charges              51,968     31.240624           1,623,515
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2006  Lowest contract charges              53,030     23.629455           1,253,069
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2005  Lowest contract charges              36,431     17.820884             649,232
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2004  Lowest contract charges              24,947     14.760130             368,214
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 2008  Lowest contract charges           1,664,449      1.147402           1,909,792
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2007  Lowest contract charges           1,646,007      2.468617           4,063,361
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2006  Lowest contract charges           1,730,266      2.032992           3,517,616
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2005  Lowest contract charges           1,651,660      1.638805           2,706,749
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2004  Lowest contract charges           1,716,239      1.307366           2,243,752
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --

                                                          INVESTMENT
                                           EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                                RATIO*          RATIO**           RETURN***
--------------------------------------  ---------------------------------------------------
AMERICAN FUNDS NEW WORLD FUND
 2008  Lowest contract charges                --              1.64%            (42.37)%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2007  Lowest contract charges                --              3.11%             32.21%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              1.49%             32.59%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              1.23%             20.74%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --              2.12%             18.80%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 2008  Lowest contract charges                --                --             (53.52)%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2007  Lowest contract charges                --              2.91%             21.43%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              0.45%             24.05%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              0.94%             25.35%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --                --              20.88%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --

-------------------------------------------------------------------------------

                                                        UNIT             CONTRACT
SUB-ACCOUNT                               UNITS     FAIR VALUE #      OWNERS' EQUITY
-----------------------------------------------------------------------------------------
FIDELITY VIP ASSET MANAGER PORTFOLIO
 2008  Lowest contract charges             347,612     $1.871681            $650,618
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2007  Lowest contract charges             362,375      2.625733             951,499
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2006  Lowest contract charges             430,048      2.273295             977,626
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2005  Lowest contract charges             501,911      2.118302           1,063,199
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2004  Lowest contract charges             538,959      2.035964           1,097,301
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
FIDELITY VIP EQUITY-INCOME PORTFOLIO
 2008  Lowest contract charges               1,891      7.215315              13,647
    Highest contract charges             3,355,271      1.919982           6,442,059
    Remaining contract charges                  --            --                  --
 2007  Lowest contract charges                 783     12.616655               9,883
    Highest contract charges             3,509,266      3.348026          11,749,113
    Remaining contract charges                  --            --                  --
 2006  Lowest contract charges                   7     12.458100                  85
    Highest contract charges             3,800,993      3.297550          12,533,966
    Remaining contract charges                  --            --                  --
 2005  Lowest contract charges                   1     10.387944                  15
    Highest contract charges             4,263,915      2.743539          11,698,218
    Remaining contract charges                  --            --                  --
 2004  Lowest contract charges           4,235,146      2.591536          10,975,535
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
FIDELITY VIP GROWTH PORTFOLIO
 2008  Lowest contract charges                 319      5.923299               1,887
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --

                                                          INVESTMENT
                                           EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                                RATIO*          RATIO**           RETURN***
--------------------------------------  ---------------------------------------------------
FIDELITY VIP ASSET MANAGER PORTFOLIO
 2008  Lowest contract charges                --              2.67%            (28.72)%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2007  Lowest contract charges                --              6.32%             15.50%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              2.84%              7.32%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              2.70%              4.04%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --              3.10%              5.47%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
FIDELITY VIP EQUITY-INCOME PORTFOLIO
 2008  Lowest contract charges                --              4.01%            (42.81)%
    Highest contract charges                  --              2.49%            (42.65)%
    Remaining contract charges                --                --                 --
 2007  Lowest contract charges                --              1.62%              1.27%
    Highest contract charges                  --              1.76%              1.53%
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              2.87%             19.93%
    Highest contract charges                  --              3.40%             20.19%
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --                --               3.24%
    Highest contract charges                  --              1.56%              5.87%
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --              1.53%             11.53%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
FIDELITY VIP GROWTH PORTFOLIO
 2008  Lowest contract charges                --              4.18%            (42.81)%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                        UNIT             CONTRACT
SUB-ACCOUNT                               UNITS     FAIR VALUE #      OWNERS' EQUITY
-----------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND PORTFOLIO
 2008  Lowest contract charges             151,720     $8.007735          $1,214,935
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2007  Lowest contract charges              59,781     13.972661             835,301
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2006  Lowest contract charges              35,991     11.911647             428,713
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2005  Lowest contract charges               2,884     10.689654              30,829
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
FIDELITY VIP OVERSEAS PORTFOLIO
 2008  Lowest contract charges             373,477      1.673907             625,165
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2007  Lowest contract charges             465,957      2.978729           1,387,960
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2006  Lowest contract charges             487,539      2.539150           1,237,935
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2005  Lowest contract charges             587,849      2.150376           1,264,098
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2004  Lowest contract charges             678,510      1.806348           1,225,626
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
FIDELITY VIP MID CAP PORTFOLIO
 2008  Lowest contract charges              72,124      8.324310             600,381
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2007  Lowest contract charges              79,727     13.783318           1,098,904
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2006  Lowest contract charges              14,539     11.950350             173,749
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2005  Lowest contract charges                 907     10.631702               9,643
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --

                                                          INVESTMENT
                                           EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                                RATIO*          RATIO**           RETURN***
--------------------------------------  ---------------------------------------------------
FIDELITY VIP CONTRAFUND PORTFOLIO
 2008  Lowest contract charges                --              1.16%            (42.69)%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2007  Lowest contract charges                --              1.04%             17.30%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              1.29%             11.43%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --                --               3.58%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
FIDELITY VIP OVERSEAS PORTFOLIO
 2008  Lowest contract charges                --              2.59%            (43.81)%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2007  Lowest contract charges                --              3.31%             17.31%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              0.91%             18.08%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              0.67%             19.05%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --              1.30%             13.64%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
FIDELITY VIP MID CAP PORTFOLIO
 2008  Lowest contract charges                --              0.25%            (39.61)%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2007  Lowest contract charges                --              0.42%             15.34%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              0.04%             12.40%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --                --               3.65%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --

-------------------------------------------------------------------------------

                                                    UNIT            CONTRACT
SUB-ACCOUNT                           UNITS     FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------
FIDELITY VIP VALUE STRATEGIES
 PORTFOLIO
 2008  Lowest contract charges             221     $5.406483             $1,193
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
FIDELITY VIP FREEDOM 2010
 PORTFOLIO
 2008  Lowest contract charges             865      7.810650              6,760
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
FIDELITY VIP FREEDOM 2020
 PORTFOLIO
 2008  Lowest contract charges           2,432      7.169550             17,436
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
FIDELITY VIP FREEDOM 2030
 PORTFOLIO
 2008  Lowest contract charges           3,358      6.707483             22,524
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
FRANKLIN INCOME SECURITIES FUND
 2008  Lowest contract charges         172,664      8.351913          1,442,072
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2007  Lowest contract charges         152,366     11.872911          1,809,033
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2006  Lowest contract charges          38,528     11.443038            440,879
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
FRANKLIN SMALL CAP VALUE
 SECURITIES FUND
 2008  Lowest contract charges          62,367     12.530774            781,509
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2007  Lowest contract charges          72,575     18.707094          1,357,661
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2006  Lowest contract charges         106,403     19.163059          2,039,003
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2005  Lowest contract charges         128,142     16.381351          2,099,137
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2004  Lowest contract charges         110,750     15.061082          1,668,008
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
FRANKLIN STRATEGIC INCOME
 SECURITIES FUND
 2008  Lowest contract charges           7,625      8.855462             67,524
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --

                                                   INVESTMENT
                                      EXPENSE        INCOME           TOTAL
SUB-ACCOUNT                           RATIO*        RATIO**         RETURN***
----------------------------------  --------------------------------------------
FIDELITY VIP VALUE STRATEGIES
 PORTFOLIO
 2008  Lowest contract charges           --            4.91%          (48.44)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
FIDELITY VIP FREEDOM 2010
 PORTFOLIO
 2008  Lowest contract charges           --           63.75%          (23.92)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
FIDELITY VIP FREEDOM 2020
 PORTFOLIO
 2008  Lowest contract charges           --           44.46%          (30.88)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
FIDELITY VIP FREEDOM 2030
 PORTFOLIO
 2008  Lowest contract charges           --           35.96%          (35.90)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
FRANKLIN INCOME SECURITIES FUND
 2008  Lowest contract charges           --            5.34%          (29.66)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2007  Lowest contract charges           --            2.65%            3.76%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2006  Lowest contract charges           --              --            12.16%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
FRANKLIN SMALL CAP VALUE
 SECURITIES FUND
 2008  Lowest contract charges           --            1.18%          (33.02)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2007  Lowest contract charges           --            0.59%           (2.38)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2006  Lowest contract charges           --            0.66%           16.98%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2005  Lowest contract charges           --            0.73%            8.77%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2004  Lowest contract charges           --            0.17%           23.75%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
FRANKLIN STRATEGIC INCOME
 SECURITIES FUND
 2008  Lowest contract charges           --              --           (13.27)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                    UNIT            CONTRACT
SUB-ACCOUNT                           UNITS     FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------
MUTUAL SHARES SECURITIES FUND
 2008  Lowest contract charges          99,913    $10.912235         $1,090,276
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2007  Lowest contract charges         130,106     17.350672          2,257,421
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2006  Lowest contract charges          62,316     16.767268          1,044,877
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2005  Lowest contract charges          67,435     14.163953            955,149
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2004  Lowest contract charges          55,330     12.811952            708,882
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
TEMPLETON DEVELOPING MARKETS
 SECURITIES FUND
 2008  Lowest contract charges             771      5.148877              3,970
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
TEMPLETON FOREIGN SECURITIES FUND
 2008  Lowest contract charges             574      6.491152              3,728
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
TEMPLETON GROWTH SECURITIES FUND
 2008  Lowest contract charges          10,199      6.895852             70,328
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2007  Lowest contract charges           7,795     11.955902             93,192
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2006  Lowest contract charges           3,414     11.681704             39,880
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
MUTUAL DISCOVERY SECURITIES FUND
 2008  Lowest contract charges          46,906      9.148724            429,129
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2007  Lowest contract charges          30,805     12.787292            393,913
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2006  Lowest contract charges           5,400     11.432675             61,733
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --

                                                   INVESTMENT
                                      EXPENSE        INCOME           TOTAL
SUB-ACCOUNT                           RATIO*        RATIO**         RETURN***
----------------------------------  --------------------------------------------
MUTUAL SHARES SECURITIES FUND
 2008  Lowest contract charges           --            2.91%          (37.11)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2007  Lowest contract charges           --            1.46%            3.48%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2006  Lowest contract charges           --            1.36%           18.38%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2005  Lowest contract charges           --            0.86%           10.55%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2004  Lowest contract charges           --            0.89%           12.63%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
TEMPLETON DEVELOPING MARKETS
 SECURITIES FUND
 2008  Lowest contract charges           --              --           (48.20)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
TEMPLETON FOREIGN SECURITIES FUND
 2008  Lowest contract charges           --              --           (37.48)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
TEMPLETON GROWTH SECURITIES FUND
 2008  Lowest contract charges           --            1.71%          (42.32)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2007  Lowest contract charges           --            0.98%            2.35%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2006  Lowest contract charges           --              --            11.62%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
MUTUAL DISCOVERY SECURITIES FUND
 2008  Lowest contract charges           --            2.10%          (28.46)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2007  Lowest contract charges           --            0.94%           11.85%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2006  Lowest contract charges           --              --            11.43%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --

-------------------------------------------------------------------------------

                                                    UNIT            CONTRACT
SUB-ACCOUNT                           UNITS     FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------
FRANKLIN FLEX CAP GROWTH
 SECURITIES FUND
 2008  Lowest contract charges              32     $7.333637               $233
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
TEMPLETON GLOBAL INCOME SECURITIES
 FUND
 2008  Lowest contract charges          52,699     11.691131            616,114
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2007  Lowest contract charges           6,252     11.007928             68,823
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
HARTFORD ADVISERS HLS FUND
 2008  Lowest contract charges       3,390,003      2.329770          7,897,927
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2007  Lowest contract charges       3,639,376      3.408043         12,403,150
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2006  Lowest contract charges       4,066,268      3.195934         12,995,524
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2005  Lowest contract charges       4,154,421      2.886947         11,993,592
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2004  Lowest contract charges       4,712,882      2.692139         12,687,733
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
HARTFORD LARGECAP GROWTH HLS FUND
 2008  Lowest contract charges               3      6.402873                 21
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
HARTFORD TOTAL RETURN BOND HLS
 FUND
 2008  Lowest contract charges       5,114,992      2.284046         11,682,877
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2007  Lowest contract charges       5,768,432      2.472569         14,262,846
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2006  Lowest contract charges       6,493,535      2.362266         15,339,457
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2005  Lowest contract charges       6,211,351      2.254006         14,000,423
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2004  Lowest contract charges       5,707,178      2.200121         12,556,482
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --

                                                   INVESTMENT
                                      EXPENSE        INCOME           TOTAL
SUB-ACCOUNT                           RATIO*        RATIO**         RETURN***
----------------------------------  --------------------------------------------
FRANKLIN FLEX CAP GROWTH
 SECURITIES FUND
 2008  Lowest contract charges           --              --           (32.83)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
TEMPLETON GLOBAL INCOME SECURITIES
 FUND
 2008  Lowest contract charges           --            4.31%            6.21%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2007  Lowest contract charges           --              --             6.14%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
HARTFORD ADVISERS HLS FUND
 2008  Lowest contract charges           --            3.07%          (31.64)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2007  Lowest contract charges           --            2.11%            6.64%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2006  Lowest contract charges           --            2.42%           10.70%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2005  Lowest contract charges           --            3.22%            7.24%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2004  Lowest contract charges           --            2.02%            3.74%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
HARTFORD LARGECAP GROWTH HLS FUND
 2008  Lowest contract charges           --           14.37%          (38.52)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
HARTFORD TOTAL RETURN BOND HLS
 FUND
 2008  Lowest contract charges           --            6.52%           (7.63)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2007  Lowest contract charges           --            4.91%            4.67%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2006  Lowest contract charges           --            5.27%            4.80%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2005  Lowest contract charges           --            7.58%            2.45%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2004  Lowest contract charges           --            4.67%            4.62%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                        UNIT               CONTRACT
SUB-ACCOUNT                               UNITS     FAIR VALUE #        OWNERS' EQUITY
-------------------------------------------------------------------------------------------
HARTFORD CAPITAL APPRECIATION HLS FUND
 2008  Lowest contract charges           4,802,282      $4.175508          $20,051,966
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2007  Lowest contract charges           5,136,509       7.674740           39,421,368
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2006  Lowest contract charges           5,519,708       6.569283           36,260,522
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2005  Lowest contract charges           6,018,326       5.633312           33,903,108
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2004  Lowest contract charges           6,506,495       4.875404           31,721,794
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
HARTFORD DIVIDEND AND GROWTH HLS FUND
 2008  Lowest contract charges           3,069,021       2.975883            9,133,048
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2007  Lowest contract charges           3,333,110       4.404234           14,679,796
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2006  Lowest contract charges           3,689,702       4.068371           15,011,075
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2005  Lowest contract charges           3,807,270       3.380148           12,869,136
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2004  Lowest contract charges           4,008,896       3.190025           12,788,479
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
HARTFORD FUNDAMENTAL GROWTH HLS FUND
 2008  Lowest contract charges                  65       6.300540                  410
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --

                                                          INVESTMENT
                                           EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                                RATIO*          RATIO**           RETURN***
--------------------------------------  --------------------------------------------------
HARTFORD CAPITAL APPRECIATION HLS FUND
 2008  Lowest contract charges                --              1.80%            (45.59)%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2007  Lowest contract charges                --              0.12%             16.83%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              1.35%             16.62%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              0.94%             15.55%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --              0.35%             19.36%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
HARTFORD DIVIDEND AND GROWTH HLS FUND
 2008  Lowest contract charges                --              2.22%            (32.43)%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2007  Lowest contract charges                --              1.64%              8.26%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              1.80%             20.36%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              1.88%              5.96%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --              1.40%             12.42%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
HARTFORD FUNDAMENTAL GROWTH HLS FUND
 2008  Lowest contract charges                --                --             (41.11)%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --

-------------------------------------------------------------------------------

                                                        UNIT               CONTRACT
SUB-ACCOUNT                               UNITS     FAIR VALUE #        OWNERS' EQUITY
-------------------------------------------------------------------------------------------
HARTFORD GLOBAL ADVISERS HLS FUND
 2008  Lowest contract charges               7,280      $1.206928               $8,786
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2007  Lowest contract charges               7,548       1.788088               13,497
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2006  Lowest contract charges              21,721       1.533670               33,313
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2005  Lowest contract charges              75,827       1.409162              106,852
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2004  Lowest contract charges              77,474       1.363233              105,616
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
HARTFORD GLOBAL EQUITY HLS FUND
 2008  Lowest contract charges                 592       6.096042                3,606
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
HARTFORD GLOBAL GROWTH HLS FUND
 2008  Lowest contract charges               7,087       0.768187                5,444
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2007  Lowest contract charges               3,891       1.615778                6,286
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2006  Lowest contract charges               4,093       1.292115                5,289
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2005  Lowest contract charges               4,363       1.131997                4,939
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2004  Lowest contract charges               4,761       1.103429                5,253
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --

                                                          INVESTMENT
                                           EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                                RATIO*          RATIO**           RETURN***
--------------------------------------  --------------------------------------------------
HARTFORD GLOBAL ADVISERS HLS FUND
 2008  Lowest contract charges                --              4.60%            (32.50)%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2007  Lowest contract charges                --              0.70%             16.59%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              2.01%              8.84%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              3.72%              3.37%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --              0.02%             12.75%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
HARTFORD GLOBAL EQUITY HLS FUND
 2008  Lowest contract charges                --              1.15%            (34.14)%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
HARTFORD GLOBAL GROWTH HLS FUND
 2008  Lowest contract charges                --              1.17%            (52.46)%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2007  Lowest contract charges                --              0.05%             25.05%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              0.79%             14.15%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              0.79%              2.59%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --              0.53%             19.19%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                        UNIT               CONTRACT
SUB-ACCOUNT                               UNITS     FAIR VALUE #        OWNERS' EQUITY
-------------------------------------------------------------------------------------------
HARTFORD DISCIPLINED EQUITY HLS FUND
 2008  Lowest contract charges             606,478      $1.043087             $632,610
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2007  Lowest contract charges             566,574       1.662814              942,106
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2006  Lowest contract charges             559,146       1.534766              858,159
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2005  Lowest contract charges             628,910       1.364817              858,347
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2004  Lowest contract charges             683,320       1.280563              875,035
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
HARTFORD GROWTH HLS FUND
 2008  Lowest contract charges                 174       6.655178                1,160
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 2008  Lowest contract charges              36,548      12.987431              474,670
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2007  Lowest contract charges              33,286      23.902204              795,608
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2006  Lowest contract charges              13,012      18.435854              239,890
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2005  Lowest contract charges              25,156      16.452771              413,893
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2004  Lowest contract charges              17,604      14.145761              249,026
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
HARTFORD HIGH YIELD HLS FUND
 2008  Lowest contract charges                 422       7.732285                3,266
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --

                                                          INVESTMENT
                                           EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                                RATIO*          RATIO**           RETURN***
--------------------------------------  --------------------------------------------------
HARTFORD DISCIPLINED EQUITY HLS FUND
 2008  Lowest contract charges                --              1.26%            (37.27)%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2007  Lowest contract charges                --              1.05%              8.34%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              1.09%             12.45%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              1.15%              6.58%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --              1.17%              8.41%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
HARTFORD GROWTH HLS FUND
 2008  Lowest contract charges                --              2.69%            (37.64)%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 2008  Lowest contract charges                --              0.39%            (45.66)%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2007  Lowest contract charges                --              0.21%             29.65%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              0.66%             12.05%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              0.26%             16.31%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --                --              17.19%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
HARTFORD HIGH YIELD HLS FUND
 2008  Lowest contract charges                --             40.40%            (25.51)%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --

-------------------------------------------------------------------------------

                                                        UNIT               CONTRACT
SUB-ACCOUNT                               UNITS     FAIR VALUE #        OWNERS' EQUITY
-------------------------------------------------------------------------------------------
HARTFORD INDEX HLS FUND
 2008  Lowest contract charges           3,274,832      $2.490602           $8,156,305
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2007  Lowest contract charges           3,758,990       3.960309           14,886,760
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2006  Lowest contract charges           3,816,601       3.764477           14,367,509
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2005  Lowest contract charges           3,880,191       3.260543           12,651,528
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2004  Lowest contract charges           3,956,594       3.120058           12,344,804
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
HARTFORD INTERNATIONAL SMALL COMPANY
 HLS FUND
 2008  Lowest contract charges              20,022      14.524923              290,824
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2007  Lowest contract charges              19,487      25.232430              491,713
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2006  Lowest contract charges              17,780      23.147960              411,572
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2005  Lowest contract charges              15,529      17.897193              277,919
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2004  Lowest contract charges              17,648      15.090922              266,330
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --

                                                          INVESTMENT
                                           EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                                RATIO*          RATIO**           RETURN***
--------------------------------------  --------------------------------------------------
HARTFORD INDEX HLS FUND
 2008  Lowest contract charges                --              2.06%            (37.11)%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2007  Lowest contract charges                --              1.70%              5.20%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              1.73%             15.46%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              1.94%              4.50%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --              1.05%             10.39%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
HARTFORD INTERNATIONAL SMALL COMPANY
 HLS FUND
 2008  Lowest contract charges                --              1.31%            (42.44)%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2007  Lowest contract charges                --              1.84%              9.01%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              2.08%             29.34%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              2.16%             18.60%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --                --              16.96%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                        UNIT               CONTRACT
SUB-ACCOUNT                               UNITS     FAIR VALUE #        OWNERS' EQUITY
-------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 2008  Lowest contract charges           2,403,471      $2.167800           $5,210,245
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2007  Lowest contract charges           2,550,726       3.753520            9,574,200
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2006  Lowest contract charges           3,027,541       2.945663            8,918,116
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2005  Lowest contract charges           3,183,293       2.366771            7,534,126
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2004  Lowest contract charges           3,164,637       2.064885            6,534,612
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
HARTFORD MIDCAP GROWTH HLS FUND
 2008  Lowest contract charges                   5       5.812147                   27
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
HARTFORD MIDCAP HLS FUND
 2008  Lowest contract charges           1,176,797       2.710162            3,189,309
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2007  Lowest contract charges           1,346,388       4.190281            5,641,744
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2006  Lowest contract charges           1,690,638       3.634263            6,144,222
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2005  Lowest contract charges           2,113,786       3.252335            6,874,741
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --
 2004  Lowest contract charges           2,279,851       2.784937            6,349,242
    Highest contract charges                    --             --                   --
    Remaining contract charges                  --             --                   --

                                                          INVESTMENT
                                           EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                                RATIO*          RATIO**           RETURN***
--------------------------------------  --------------------------------------------------
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 2008  Lowest contract charges                --              2.26%            (42.25)%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2007  Lowest contract charges                --              1.09%             27.43%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              2.69%             24.46%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --                --              14.62%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --              0.82%             18.08%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
HARTFORD MIDCAP GROWTH HLS FUND
 2008  Lowest contract charges                --              7.34%            (43.42)%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
HARTFORD MIDCAP HLS FUND
 2008  Lowest contract charges                --              0.52%            (35.32)%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2007  Lowest contract charges                --              0.45%             15.30%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              0.95%             11.74%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              0.41%             16.78%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --              0.27%             16.44%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --

-------------------------------------------------------------------------------

                                                       UNIT            CONTRACT
SUB-ACCOUNT                               UNITS    FAIR VALUE #     OWNERS' EQUITY
-------------------------------------------------------------------------------------
HARTFORD MIDCAP VALUE HLS FUND
 2008  Lowest contract charges             49,525   $11.600671           $574,523
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
 2007  Lowest contract charges             68,057    19.402626          1,320,491
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
 2006  Lowest contract charges             60,874    18.998199          1,156,492
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
 2005  Lowest contract charges             50,138    16.116626            808,063
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
 2004  Lowest contract charges             74,373    14.653166          1,089,805
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
HARTFORD MONEY MARKET HLS FUND
 2008  Lowest contract charges          6,432,494     1.795505         11,549,575
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
 2007  Lowest contract charges          5,107,122     1.757923          8,977,926
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
 2006  Lowest contract charges          4,274,739     1.675089          7,160,567
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
 2005  Lowest contract charges          4,174,275     1.599845          6,678,193
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
 2004  Lowest contract charges          4,669,560     1.555598          7,263,958
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --

                                                      INVESTMENT
                                          EXPENSE       INCOME          TOTAL
SUB-ACCOUNT                               RATIO*        RATIO**       RETURN***
--------------------------------------  ------------------------------------------
HARTFORD MIDCAP VALUE HLS FUND
 2008  Lowest contract charges               --           0.59%         (40.21)%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
 2007  Lowest contract charges               --           0.59%           2.13%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
 2006  Lowest contract charges               --           0.97%          17.88%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
 2005  Lowest contract charges               --           0.56%           9.99%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
 2004  Lowest contract charges               --           0.10%          16.30%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
HARTFORD MONEY MARKET HLS FUND
 2008  Lowest contract charges               --           2.05%           2.14%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
 2007  Lowest contract charges               --           4.79%           4.95%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
 2006  Lowest contract charges               --           4.60%           4.70%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
 2005  Lowest contract charges               --           2.78%           2.84%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
 2004  Lowest contract charges               --           0.94%           0.94%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                       UNIT            CONTRACT
SUB-ACCOUNT                               UNITS    FAIR VALUE #     OWNERS' EQUITY
-------------------------------------------------------------------------------------
HARTFORD SMALL COMPANY HLS FUND
 2008  Lowest contract charges          1,986,777    $1.512167         $3,004,339
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
 2007  Lowest contract charges          2,177,209     2.545893          5,542,940
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
 2006  Lowest contract charges          2,141,270     2.228805          4,772,473
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
 2005  Lowest contract charges          2,454,302     1.947811          4,780,515
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
 2004  Lowest contract charges          2,721,816     1.609664          4,381,209
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
HARTFORD SMALLCAP GROWTH HLS FUND
 2008  Lowest contract charges                  7     6.988318                 47
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
HARTFORD STOCK HLS FUND
 2008  Lowest contract charges          3,854,834     2.316588          8,930,063
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
 2007  Lowest contract charges          4,256,705     4.073434         17,339,408
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
 2006  Lowest contract charges          4,700,981     3.846378         18,081,752
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
 2005  Lowest contract charges          5,312,174     3.354778         17,821,166
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
 2004  Lowest contract charges          5,811,114     3.060365         17,784,129
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
 2008  Lowest contract charges            135,109     9.957373          1,345,335
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --

                                                      INVESTMENT
                                          EXPENSE       INCOME          TOTAL
SUB-ACCOUNT                               RATIO*        RATIO**       RETURN***
--------------------------------------  ------------------------------------------
HARTFORD SMALL COMPANY HLS FUND
 2008  Lowest contract charges               --           0.10%         (40.60)%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
 2007  Lowest contract charges               --           0.23%          14.23%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
 2006  Lowest contract charges               --           0.18%          14.43%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
 2005  Lowest contract charges               --             --           21.01%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
 2004  Lowest contract charges               --             --           12.18%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
HARTFORD SMALLCAP GROWTH HLS FUND
 2008  Lowest contract charges               --           1.17%         (34.45)%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
HARTFORD STOCK HLS FUND
 2008  Lowest contract charges               --           2.01%         (43.13)%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
 2007  Lowest contract charges               --           1.01%           5.90%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
 2006  Lowest contract charges               --           1.28%          14.65%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
 2005  Lowest contract charges               --           1.88%           9.62%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
 2004  Lowest contract charges               --           1.12%           4.17%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
 2008  Lowest contract charges               --           8.02%          (0.59)%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --

-------------------------------------------------------------------------------

                                                       UNIT            CONTRACT
SUB-ACCOUNT                               UNITS    FAIR VALUE #     OWNERS' EQUITY
-------------------------------------------------------------------------------------
HARTFORD VALUE OPPORTUNITIES HLS FUND
 2008  Lowest contract charges             42,188   $10.424442           $439,788
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
 2007  Lowest contract charges             38,744    17.686037            685,234
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
 2006  Lowest contract charges             52,450    18.873752            989,932
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
 2005  Lowest contract charges             91,027    15.857149          1,443,424
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
 2004  Lowest contract charges             61,083    14.638700            894,169
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
LORD ABBETT AMERICA'S VALUE PORTFOLIO
 2008  Lowest contract charges              8,463     8.730699             73,884
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
 2007  Lowest contract charges              4,243    11.828624             50,190
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
 2006  Lowest contract charges              4,003    11.466028             45,896
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
LORD ABBETT BOND-DEBENTURE PORTFOLIO
 2008  Lowest contract charges              5,219     8.432890             44,014
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
LORD ABBETT GROWTH & INCOME FUND
 2008  Lowest contract charges              7,944     7.998229             63,540
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
 2007  Lowest contract charges              7,108    12.579832             89,418
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
 2006  Lowest contract charges              6,051    12.161720             73,587
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
MFS GROWTH SERIES
 2008  Lowest contract charges                  3     6.874012                 21
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --

                                                      INVESTMENT
                                          EXPENSE       INCOME          TOTAL
SUB-ACCOUNT                               RATIO*        RATIO**       RETURN***
--------------------------------------  ------------------------------------------
HARTFORD VALUE OPPORTUNITIES HLS FUND
 2008  Lowest contract charges               --           2.16%         (41.06)%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
 2007  Lowest contract charges               --           1.01%          (6.29)%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
 2006  Lowest contract charges               --           0.95%          19.02%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
 2005  Lowest contract charges               --           1.45%           8.32%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
 2004  Lowest contract charges               --           0.26%          18.87%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
LORD ABBETT AMERICA'S VALUE PORTFOLIO
 2008  Lowest contract charges               --           6.17%         (26.19)%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
 2007  Lowest contract charges               --           3.18%           3.16%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
 2006  Lowest contract charges               --           8.56%          14.55%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
LORD ABBETT BOND-DEBENTURE PORTFOLIO
 2008  Lowest contract charges               --          27.49%         (18.23)%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
LORD ABBETT GROWTH & INCOME FUND
 2008  Lowest contract charges               --           1.24%         (36.42)%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
 2007  Lowest contract charges               --           1.39%           3.44%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
 2006  Lowest contract charges               --           4.01%          17.27%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
MFS GROWTH SERIES
 2008  Lowest contract charges               --             --          (35.48)%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                       UNIT            CONTRACT
SUB-ACCOUNT                               UNITS    FAIR VALUE #     OWNERS' EQUITY
-------------------------------------------------------------------------------------
MFS INVESTORS TRUST SERIES
 2008  Lowest contract charges              4,252    $8.706510            $37,021
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
MFS NEW DISCOVERY SERIES
 2008  Lowest contract charges              3,456     9.566346             33,065
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
 2007  Lowest contract charges              4,753    15.767530             74,938
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
 2006  Lowest contract charges              7,779    15.380400            119,645
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
 2005  Lowest contract charges              7,768    13.585071            105,531
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
 2004  Lowest contract charges              7,974    12.907985            102,923
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
MFS TOTAL RETURN SERIES
 2008  Lowest contract charges            128,044    11.199735          1,434,061
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
 2007  Lowest contract charges            130,597    14.382866          1,878,357
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
 2006  Lowest contract charges            107,921    13.801173          1,489,443
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
 2005  Lowest contract charges             99,566    12.334140          1,228,056
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
 2004  Lowest contract charges             17,153    11.995951            205,763
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
MFS VALUE SERIES
 2008  Lowest contract charges              4,115     7.370068             30,325
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --
VAN KAMPEN -- UIF MID CAP GROWTH
 PORTFOLIO
 2008  Lowest contract charges              1,325     5.909437              7,832
    Highest contract charges                   --           --                 --
    Remaining contract charges                 --           --                 --

                                                      INVESTMENT
                                          EXPENSE       INCOME          TOTAL
SUB-ACCOUNT                               RATIO*        RATIO**       RETURN***
--------------------------------------  ------------------------------------------
MFS INVESTORS TRUST SERIES
 2008  Lowest contract charges               --             --          (33.08)%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
MFS NEW DISCOVERY SERIES
 2008  Lowest contract charges               --             --          (39.33)%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
 2007  Lowest contract charges               --             --            2.52%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
 2006  Lowest contract charges               --             --           13.22%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
 2005  Lowest contract charges               --             --            5.25%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
 2004  Lowest contract charges               --             --            6.52%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
MFS TOTAL RETURN SERIES
 2008  Lowest contract charges               --           3.22%         (22.13)%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
 2007  Lowest contract charges               --           2.45%           4.22%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
 2006  Lowest contract charges               --           2.39%          11.89%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
 2005  Lowest contract charges               --           0.92%           2.82%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
 2004  Lowest contract charges               --           1.29%          11.32%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
MFS VALUE SERIES
 2008  Lowest contract charges               --             --          (30.19)%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --
VAN KAMPEN -- UIF MID CAP GROWTH
 PORTFOLIO
 2008  Lowest contract charges               --           0.08%         (44.99)%
    Highest contract charges                 --             --              --
    Remaining contract charges               --             --              --

-------------------------------------------------------------------------------

                                                        UNIT             CONTRACT
SUB-ACCOUNT                               UNITS     FAIR VALUE #      OWNERS' EQUITY
-----------------------------------------------------------------------------------------
VAN KAMPEN -- UIF U.S. MID CAP VALUE
 PORTFOLIO
 2008  Lowest contract charges              15,863     $6.302084             $99,972
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2007  Lowest contract charges              16,928     10.757939             182,106
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
OPPENHEIMER CAPITAL APPRECIATION FUND
 2008  Lowest contract charges              10,828      6.938164              75,123
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2007  Lowest contract charges              10,072     12.768186             128,603
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2006  Lowest contract charges              11,584     11.214030             129,908
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
OPPENHEIMER GLOBAL SECURITIES FUND/VA
 2008  Lowest contract charges              42,722      7.956807             339,930
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2007  Lowest contract charges              40,811     13.334725             544,202
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2006  Lowest contract charges              21,754     12.570301             273,452
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2005  Lowest contract charges               2,509     10.710592              26,869
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
OPPENHEIMER MAIN STREET FUND/VA
 2008  Lowest contract charges               1,231      7.602822               9,361
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2007  Lowest contract charges                 841     12.387474              10,414
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
OPPENHEIMER MAIN STREET SMALL CAP
 FUND/VA
 2008  Lowest contract charges               1,801      6.836775              12,312
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --

                                                           INVESTMENT
                                           EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                RATIO*           RATIO**            RETURN***
--------------------------------------  ----------------------------------------------------
VAN KAMPEN -- UIF U.S. MID CAP VALUE
 PORTFOLIO
 2008  Lowest contract charges                --                0.64%            (41.42)%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2007  Lowest contract charges                --                  --               0.26%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
OPPENHEIMER CAPITAL APPRECIATION FUND
 2008  Lowest contract charges                --                  --             (45.66)%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2007  Lowest contract charges                --                0.01%             13.86%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2006  Lowest contract charges                --                  --               7.68%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
OPPENHEIMER GLOBAL SECURITIES FUND/VA
 2008  Lowest contract charges                --                1.25%            (40.33)%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2007  Lowest contract charges                --                1.22%              6.08%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2006  Lowest contract charges                --                0.74%             17.36%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2005  Lowest contract charges                --                  --               4.57%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
OPPENHEIMER MAIN STREET FUND/VA
 2008  Lowest contract charges                --                1.12%            (38.63)%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2007  Lowest contract charges                --                  --               4.15%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
OPPENHEIMER MAIN STREET SMALL CAP
 FUND/VA
 2008  Lowest contract charges                --                  --             (35.18)%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                        UNIT             CONTRACT
SUB-ACCOUNT                               UNITS     FAIR VALUE #      OWNERS' EQUITY
-----------------------------------------------------------------------------------------
PUTNAM VT DIVERSIFIED INCOME FUND
 2008  Lowest contract charges               4,163     $7.191250             $29,940
    Highest contract charges                 4,741     14.968756              70,962
    Remaining contract charges                  --            --                  --
 2007  Lowest contract charges               4,975     21.692473             107,920
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2006  Lowest contract charges               5,184     20.819828             107,923
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2005  Lowest contract charges               5,523     19.530112             107,873
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2004  Lowest contract charges               6,511     18.910417             123,127
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
PUTNAM VT GLOBAL ASSET ALLOCATION FUND
 2008  Lowest contract charges              28,550     19.786145             564,898
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2007  Lowest contract charges              30,026     29.602231             888,827
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2006  Lowest contract charges              32,354     28.694786             928,379
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2005  Lowest contract charges              34,695     25.385139             880,725
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2004  Lowest contract charges              40,108     23.680233             949,774
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
PUTNAM VT GLOBAL EQUITY FUND
 2008  Lowest contract charges             136,447     17.847130           2,435,191
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2007  Lowest contract charges             144,357     32.591358           4,704,804
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2006  Lowest contract charges             163,885     29.800420           4,883,837
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2005  Lowest contract charges             196,644     24.129019           4,744,838
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2004  Lowest contract charges             205,720     22.118357           4,550,196
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --

                                                           INVESTMENT
                                           EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                RATIO*           RATIO**            RETURN***
--------------------------------------  ----------------------------------------------------
PUTNAM VT DIVERSIFIED INCOME FUND
 2008  Lowest contract charges                --                  --             (29.96)%
    Highest contract charges                  --                6.24%            (31.00)%
    Remaining contract charges                --                  --                 --
 2007  Lowest contract charges                --                5.00%              4.19%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2006  Lowest contract charges                --                5.87%              6.60%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2005  Lowest contract charges                --                7.49%              3.28%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2004  Lowest contract charges                --                9.66%              9.58%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
PUTNAM VT GLOBAL ASSET ALLOCATION FUND
 2008  Lowest contract charges                --                4.09%            (33.16)%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2007  Lowest contract charges                --                0.72%              3.16%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2006  Lowest contract charges                --                2.91%             13.04%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2005  Lowest contract charges                --                1.39%              7.20%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2004  Lowest contract charges                --                2.58%              9.26%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
PUTNAM VT GLOBAL EQUITY FUND
 2008  Lowest contract charges                --                2.79%            (45.24)%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2007  Lowest contract charges                --                2.23%              9.37%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2006  Lowest contract charges                --                0.60%             23.50%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2005  Lowest contract charges                --                1.00%              9.09%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2004  Lowest contract charges                --                2.22%             13.94%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --

-------------------------------------------------------------------------------

                                                        UNIT             CONTRACT
SUB-ACCOUNT                               UNITS     FAIR VALUE #      OWNERS' EQUITY
-----------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND
 2008  Lowest contract charges                 796     $8.870392              $7,064
    Highest contract charges               227,825     21.545827           4,908,685
    Remaining contract charges                  --            --                  --
 2007  Lowest contract charges                 712     14.469512              10,298
    Highest contract charges               256,622     35.071434           9,000,099
    Remaining contract charges                  --            --                  --
 2006  Lowest contract charges                 689     15.399391              10,614
    Highest contract charges               307,025     37.228527          11,430,074
    Remaining contract charges                  --            --                  --
 2005  Lowest contract charges                 628     13.285600               8,346
    Highest contract charges               338,623     32.040356          10,849,604
    Remaining contract charges                  --            --                  --
 2004  Lowest contract charges                 523     12.625543               6,600
    Highest contract charges               377,902     30.370460          11,477,050
    Remaining contract charges                  --            --                  --
PUTNAM VT HEALTH SCIENCES FUND
 2008  Lowest contract charges               9,129     11.913774             108,756
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2007  Lowest contract charges               9,592     14.336048             137,509
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2006  Lowest contract charges              10,046     14.388482             144,549
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2005  Lowest contract charges              13,739     13.960596             191,807
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2004  Lowest contract charges              16,983     12.300632             208,901
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
PUTNAM VT HIGH YIELD FUND
 2008  Lowest contract charges             104,483     19.219456           2,008,111
    Highest contract charges                 1,776     10.468992              18,591
    Remaining contract charges                  --            --                  --
 2007  Lowest contract charges             109,314     25.975431           2,839,483
    Highest contract charges                 2,460     14.160292              34,835
    Remaining contract charges                  --            --                  --
 2006  Lowest contract charges             115,130     25.143715           2,894,802
    Highest contract charges                 2,428     13.775449              33,447
    Remaining contract charges                  --            --                  --
 2005  Lowest contract charges             125,959     22.734033           2,863,566
    Highest contract charges                 1,247     12.463889              15,539
    Remaining contract charges                  --            --                  --
 2004  Lowest contract charges             128,672     21.972422           2,827,227
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --

                                                           INVESTMENT
                                           EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                RATIO*           RATIO**            RETURN***
--------------------------------------  ----------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND
 2008  Lowest contract charges                --                2.09%            (38.70)%
    Highest contract charges                  --                2.57%            (38.57)%
    Remaining contract charges                --                  --                 --
 2007  Lowest contract charges                --                1.25%             (6.04)%
    Highest contract charges                  --                1.59%             (5.79)%
    Remaining contract charges                --                  --                 --
 2006  Lowest contract charges                --                1.45%             15.91%
    Highest contract charges                  --                1.79%             16.19%
    Remaining contract charges                --                  --                 --
 2005  Lowest contract charges                --                1.39%              5.23%
    Highest contract charges                  --                1.81%              5.50%
    Remaining contract charges                --                  --                 --
 2004  Lowest contract charges                --                1.57%             11.11%
    Highest contract charges                  --                1.80%             11.37%
    Remaining contract charges                --                  --                 --
PUTNAM VT HEALTH SCIENCES FUND
 2008  Lowest contract charges                --                  --             (16.90)%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2007  Lowest contract charges                --                1.08%             (0.36)%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2006  Lowest contract charges                --                0.53%              3.07%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2005  Lowest contract charges                --                0.30%             13.50%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2004  Lowest contract charges                --                0.39%              7.30%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
PUTNAM VT HIGH YIELD FUND
 2008  Lowest contract charges                --                9.68%            (26.01)%
    Highest contract charges                  --               10.93%            (26.07)%
    Remaining contract charges                --                  --                 --
 2007  Lowest contract charges                --                7.93%              3.31%
    Highest contract charges                  --                7.40%              2.79%
    Remaining contract charges                --                  --                 --
 2006  Lowest contract charges                --                7.93%             10.60%
    Highest contract charges                  --                4.52%             10.52%
    Remaining contract charges                --                  --                 --
 2005  Lowest contract charges                --                8.30%              3.47%
    Highest contract charges                  --                  --               3.10%
    Remaining contract charges                --                  --                 --
 2004  Lowest contract charges                --                8.74%             10.99%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                        UNIT             CONTRACT
SUB-ACCOUNT                               UNITS     FAIR VALUE #      OWNERS' EQUITY
-----------------------------------------------------------------------------------------
PUTNAM VT INCOME FUND
 2008  Lowest contract charges             115,451    $17.133269          $1,978,060
    Highest contract charges                 4,462      8.902167              39,724
    Remaining contract charges                  --            --                  --
 2007  Lowest contract charges             122,359     22.479655           2,750,577
    Highest contract charges                 3,763     11.701925              44,034
    Remaining contract charges                  --            --                  --
 2006  Lowest contract charges             129,051     21.318359           2,751,161
    Highest contract charges                 1,260     11.120988              14,014
    Remaining contract charges                  --            --                  --
 2005  Lowest contract charges             134,133     20.337007           2,727,858
    Highest contract charges                   844     10.640021               8,980
    Remaining contract charges                  --            --                  --
 2004  Lowest contract charges             130,703     19.822044           2,590,802
    Highest contract charges                   437     10.394738               4,540
    Remaining contract charges                  --            --                  --
PUTNAM VT INTERNATIONAL GROWTH AND
 INCOME FUND
 2008  Lowest contract charges               4,665     12.021934              56,082
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2007  Lowest contract charges               4,830     22.199807             107,235
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2006  Lowest contract charges               4,997     20.691059             103,384
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2005  Lowest contract charges               6,825     16.212019             110,647
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2004  Lowest contract charges               7,876     14.179491             111,680
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
PUTNAM VT INTERNATIONAL EQUITY FUND
 2008  Lowest contract charges                  --     11.236998                  --
    Highest contract charges                 4,142     11.977464              49,616
    Remaining contract charges             127,689            --           1,568,491
 2007  Lowest contract charges                  --     20.009072                  --
    Highest contract charges                 4,115     21.369414              87,925
    Remaining contract charges             125,265            --           2,739,915
 2006  Lowest contract charges               4,080     19.719498              80,450
    Highest contract charges               163,094     20.138797           3,284,508
    Remaining contract charges                  --            --                  --
 2005  Lowest contract charges             195,114     15.728136           3,068,787
    Highest contract charges                 4,005     15.439804              61,834
    Remaining contract charges                  --            --                  --
 2004  Lowest contract charges             215,440     13.986237           3,013,191
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --

                                                           INVESTMENT
                                           EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                RATIO*           RATIO**            RETURN***
--------------------------------------  ----------------------------------------------------
PUTNAM VT INCOME FUND
 2008  Lowest contract charges                --                7.22%            (23.78)%
    Highest contract charges                  --                6.65%            (23.93)%
    Remaining contract charges                --                  --                 --
 2007  Lowest contract charges                --                5.39%              5.45%
    Highest contract charges                  --                2.88%              5.22%
    Remaining contract charges                --                  --                 --
 2006  Lowest contract charges                --                4.56%              4.83%
    Highest contract charges                  --                4.51%              4.52%
    Remaining contract charges                --                  --                 --
 2005  Lowest contract charges                --                3.29%              2.60%
    Highest contract charges                  --                3.45%              2.36%
    Remaining contract charges                --                  --                 --
 2004  Lowest contract charges                --                4.23%              4.72%
    Highest contract charges                  --                  --               4.43%
    Remaining contract charges                --                  --                 --
PUTNAM VT INTERNATIONAL GROWTH AND
 INCOME FUND
 2008  Lowest contract charges                --                2.20%            (45.85)%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2007  Lowest contract charges                --                1.89%              7.29%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2006  Lowest contract charges                --                1.41%             27.63%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2005  Lowest contract charges                --                1.07%             14.33%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2004  Lowest contract charges                --                1.52%             21.31%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
PUTNAM VT INTERNATIONAL EQUITY FUND
 2008  Lowest contract charges                --                  --             (43.84)%
    Highest contract charges                  --                2.09%            (43.95)%
    Remaining contract charges                --                  --                 --
 2007  Lowest contract charges                --                  --               8.61%
    Highest contract charges                  --                2.71%              8.37%
    Remaining contract charges                --                  --                 --
 2006  Lowest contract charges                --                  --              28.04%
    Highest contract charges                  --                0.59%             27.72%
    Remaining contract charges                --                  --                 --
 2005  Lowest contract charges                --                1.69%             12.45%
    Highest contract charges                  --                0.38%             12.20%
    Remaining contract charges                --                  --                 --
 2004  Lowest contract charges                --                1.69%             16.49%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --

-------------------------------------------------------------------------------

                                                        UNIT             CONTRACT
SUB-ACCOUNT                               UNITS     FAIR VALUE #      OWNERS' EQUITY
-----------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL NEW
 OPPORTUNITIES FUND
 2008  Lowest contract charges               1,333    $11.206894             $14,934
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2007  Lowest contract charges               1,420     19.444746              27,617
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2006  Lowest contract charges               1,500     17.128684              25,690
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2005  Lowest contract charges               1,581     13.548679              21,415
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2004  Lowest contract charges               2,334     11.419666              26,658
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
PUTNAM VT INVESTORS FUND
 2008  Lowest contract charges               6,188      7.046749              43,606
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2007  Lowest contract charges               6,514     11.636062              75,796
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2006  Lowest contract charges               7,379     12.236223              90,292
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2005  Lowest contract charges               9,296     10.711383              99,569
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2004  Lowest contract charges               9,883      9.824339              97,095
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
PUTNAM VT MONEY MARKET FUND
 2008  Lowest contract charges                 267      1.796082                 479
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2007  Lowest contract charges                 311      1.746726                 542
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2006  Lowest contract charges                 349      1.662379                 580
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2005  Lowest contract charges                 388      1.588794                 616
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2004  Lowest contract charges               8,419      1.545717              13,013
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --

                                                           INVESTMENT
                                           EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                RATIO*           RATIO**            RETURN***
--------------------------------------  ----------------------------------------------------
PUTNAM VT INTERNATIONAL NEW
 OPPORTUNITIES FUND
 2008  Lowest contract charges                --                1.89%            (42.37)%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2007  Lowest contract charges                --                1.06%             13.52%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2006  Lowest contract charges                --                1.51%             26.42%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2005  Lowest contract charges                --                1.05%             18.64%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2004  Lowest contract charges                --                1.30%             13.63%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
PUTNAM VT INVESTORS FUND
 2008  Lowest contract charges                --                0.53%            (39.44)%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2007  Lowest contract charges                --                0.59%             (4.91)%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2006  Lowest contract charges                --                0.69%             14.24%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2005  Lowest contract charges                --                1.22%              9.03%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2004  Lowest contract charges                --                0.73%             13.07%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
PUTNAM VT MONEY MARKET FUND
 2008  Lowest contract charges                --                2.77%              2.83%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2007  Lowest contract charges                --                5.01%              5.07%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2006  Lowest contract charges                --                4.53%              4.63%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2005  Lowest contract charges                --                2.25%              2.79%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --
 2004  Lowest contract charges                --                0.77%              0.91%
    Highest contract charges                  --                  --                 --
    Remaining contract charges                --                  --                 --

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                    UNIT            CONTRACT
SUB-ACCOUNT                           UNITS     FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------
PUTNAM VT NEW OPPORTUNITIES FUND
 2008  Lowest contract charges           2,683     $9.829288            $26,374
    Highest contract charges           176,594     15.925954          2,812,425
    Remaining contract charges              --            --                 --
 2007  Lowest contract charges           2,637     16.046422             42,302
    Highest contract charges           187,477     25.945436          4,864,184
    Remaining contract charges              --            --                 --
 2006  Lowest contract charges           2,583     15.175568             39,195
    Highest contract charges           222,149     24.472443          5,436,516
    Remaining contract charges              --            --                 --
 2005  Lowest contract charges           2,508     13.979089             35,055
    Highest contract charges           231,659     22.488065          5,209,560
    Remaining contract charges              --            --                 --
 2004  Lowest contract charges         261,952     20.383662          5,339,542
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
PUTNAM VT NEW VALUE FUND
 2008  Lowest contract charges          11,683     11.455993            133,839
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2007  Lowest contract charges          14,304     20.677264            295,761
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2006  Lowest contract charges          17,486     21.678201            379,065
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2005  Lowest contract charges          22,309     18.642121            415,881
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2004  Lowest contract charges          37,741     17.564560            662,895
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
PUTNAM VT OTC & EMERGING GROWTH
 FUND
 2008  Lowest contract charges           9,094      4.905646             44,610
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2007  Lowest contract charges          11,627      9.000886            104,649
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2006  Lowest contract charges          12,555      7.974374            100,119
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2005  Lowest contract charges          13,338      7.077526             94,403
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2004  Lowest contract charges          15,221      6.548058             99,667
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --

                                                   INVESTMENT
                                      EXPENSE        INCOME           TOTAL
SUB-ACCOUNT                           RATIO*        RATIO**         RETURN***
----------------------------------  --------------------------------------------
PUTNAM VT NEW OPPORTUNITIES FUND
 2008  Lowest contract charges           --              --           (38.75)%
    Highest contract charges             --            0.30%          (38.62)%
    Remaining contract charges           --              --               --
 2007  Lowest contract charges           --              --             5.74%
    Highest contract charges             --            0.16%            6.02%
    Remaining contract charges           --              --               --
 2006  Lowest contract charges           --              --             8.56%
    Highest contract charges             --            0.18%            8.82%
    Remaining contract charges           --              --               --
 2005  Lowest contract charges           --              --            10.00%
    Highest contract charges             --            0.37%           10.32%
    Remaining contract charges           --              --               --
 2004  Lowest contract charges           --              --            10.57%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
PUTNAM VT NEW VALUE FUND
 2008  Lowest contract charges           --            2.19%          (44.60)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2007  Lowest contract charges           --            1.49%           (4.62)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2006  Lowest contract charges           --            1.24%           16.29%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2005  Lowest contract charges           --            1.04%            6.14%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2004  Lowest contract charges           --            1.13%           15.77%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
PUTNAM VT OTC & EMERGING GROWTH
 FUND
 2008  Lowest contract charges           --              --           (45.50)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2007  Lowest contract charges           --              --            12.87%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2006  Lowest contract charges           --              --            12.67%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2005  Lowest contract charges           --              --             8.09%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2004  Lowest contract charges           --              --             8.99%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --

-------------------------------------------------------------------------------

                                                    UNIT            CONTRACT
SUB-ACCOUNT                           UNITS     FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND
 2008  Lowest contract charges          14,047     $6.246201            $87,740
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2007  Lowest contract charges          41,513     10.300530            427,609
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2006  Lowest contract charges          29,037     11.801519            342,678
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2005  Lowest contract charges             927     10.061432              9,331
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
PUTNAM VT THE GEORGE PUTNAM FUND
 OF BOSTON
 2008  Lowest contract charges           4,082      9.580101             39,102
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2007  Lowest contract charges           4,354     16.092548             70,066
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2006  Lowest contract charges           5,797     15.910698             92,234
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2005  Lowest contract charges           6,813     14.177205             96,588
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2004  Lowest contract charges           9,271     13.603625            126,114
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
PUTNAM VT UTILITIES GROWTH AND
 INCOME FUND
 2008  Lowest contract charges          16,090     26.547468            427,153
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2007  Lowest contract charges          16,948     38.103792            645,771
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2006  Lowest contract charges          17,575     31.688447            556,916
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2005  Lowest contract charges          18,842     24.890887            468,999
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2004  Lowest contract charges          21,046     22.847531            480,855
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --

                                                   INVESTMENT
                                      EXPENSE        INCOME           TOTAL
SUB-ACCOUNT                           RATIO*        RATIO**         RETURN***
----------------------------------  --------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND
 2008  Lowest contract charges           --            1.13%          (39.36)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2007  Lowest contract charges           --            0.53%          (12.72)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2006  Lowest contract charges           --            0.33%           17.30%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2005  Lowest contract charges           --              --             0.35%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
PUTNAM VT THE GEORGE PUTNAM FUND
 OF BOSTON
 2008  Lowest contract charges           --            4.94%          (40.47)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2007  Lowest contract charges           --            3.14%            1.14%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2006  Lowest contract charges           --            2.78%           12.23%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2005  Lowest contract charges           --            2.26%            4.22%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2004  Lowest contract charges           --            2.12%            8.48%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
PUTNAM VT UTILITIES GROWTH AND
 INCOME FUND
 2008  Lowest contract charges           --            2.45%          (30.33)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2007  Lowest contract charges           --            1.88%           20.25%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2006  Lowest contract charges           --            3.09%           27.31%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2005  Lowest contract charges           --            2.12%            8.94%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2004  Lowest contract charges           --            2.43%           21.87%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                    UNIT            CONTRACT
SUB-ACCOUNT                           UNITS     FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------
PUTNAM VT VISTA FUND
 2008  Lowest contract charges           7,326     $7.744085            $56,736
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2007  Lowest contract charges           7,648     14.185345            108,487
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2006  Lowest contract charges           7,923     13.629598            107,986
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2005  Lowest contract charges          12,790     12.891632            164,878
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2004  Lowest contract charges          14,691     11.461246            168,379
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
PUTNAM VT VOYAGER FUND
 2008  Lowest contract charges         210,414     21.538000          4,531,907
    Highest contract charges               555      8.721088              4,836
    Remaining contract charges              --            --                 --
 2007  Lowest contract charges         220,754     34.117626          7,531,599
    Highest contract charges               407     13.849855              5,632
    Remaining contract charges              --            --                 --
 2006  Lowest contract charges         274,189     32.251178          8,842,923
    Highest contract charges               340     13.125279              4,458
    Remaining contract charges              --            --                 --
 2005  Lowest contract charges         317,317     30.510819          9,681,610
    Highest contract charges               200     12.448612              2,489
    Remaining contract charges              --            --                 --
 2004  Lowest contract charges         356,661     28.800926         10,272,162
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
PUTNAM VT CAPITAL OPPORTUNITIES
 FUND
 2008  Lowest contract charges          16,639     10.572218            175,912
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2007  Lowest contract charges          14,844     16.311191            242,120
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2006  Lowest contract charges          10,878     18.033203            196,167
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2005  Lowest contract charges           7,211     15.651902            112,865
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2004  Lowest contract charges           1,936     14.208783             27,502
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --

                                                   INVESTMENT
                                      EXPENSE        INCOME           TOTAL
SUB-ACCOUNT                           RATIO*        RATIO**         RETURN***
----------------------------------  --------------------------------------------
PUTNAM VT VISTA FUND
 2008  Lowest contract charges           --              --           (45.41)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2007  Lowest contract charges           --              --             4.08%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2006  Lowest contract charges           --              --             5.72%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2005  Lowest contract charges           --              --            12.48%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2004  Lowest contract charges           --              --            18.90%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
PUTNAM VT VOYAGER FUND
 2008  Lowest contract charges           --            0.29%          (36.87)%
    Highest contract charges             --              --           (37.03)%
    Remaining contract charges           --              --               --
 2007  Lowest contract charges           --            0.03%            5.79%
    Highest contract charges             --              --             5.52%
    Remaining contract charges           --              --               --
 2006  Lowest contract charges           --            0.38%            5.70%
    Highest contract charges             --            0.09%            5.44%
    Remaining contract charges           --              --               --
 2005  Lowest contract charges           --            0.92%            5.94%
    Highest contract charges             --              --             5.69%
    Remaining contract charges           --              --               --
 2004  Lowest contract charges           --            0.47%            5.34%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
PUTNAM VT CAPITAL OPPORTUNITIES
 FUND
 2008  Lowest contract charges           --            0.46%          (35.18)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2007  Lowest contract charges           --              --            (9.55)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2006  Lowest contract charges           --            0.07%           15.21%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2005  Lowest contract charges           --              --            10.16%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2004  Lowest contract charges           --            1.06%           18.12%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --

-------------------------------------------------------------------------------

                                                    UNIT            CONTRACT
SUB-ACCOUNT                           UNITS     FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------
PUTNAM VT EQUITY INCOME FUND
 2008  Lowest contract charges          19,382    $11.322627           $219,450
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2007  Lowest contract charges          31,667     16.442989            520,701
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2006  Lowest contract charges          25,822     15.934960            411,480
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2005  Lowest contract charges          21,253     13.408382            284,962
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2004  Lowest contract charges          15,151     12.708724            192,555
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
VAN KAMPEN LIT GROWTH AND INCOME
 PORTFOLIO
 2008  Lowest contract charges             233      7.374331              1,718
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
VAN KAMPEN LIT COMSTOCK PORTFOLIO
 2008  Lowest contract charges         116,436      7.553239            879,466
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2007  Lowest contract charges         107,687     11.765234          1,266,964
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --
 2006  Lowest contract charges         110,821     12.045674          1,334,909
    Highest contract charges                --            --                 --
    Remaining contract charges              --            --                 --

                                                   INVESTMENT
                                      EXPENSE        INCOME           TOTAL
SUB-ACCOUNT                           RATIO*        RATIO**         RETURN***
----------------------------------  --------------------------------------------
PUTNAM VT EQUITY INCOME FUND
 2008  Lowest contract charges           --            2.17%          (31.14)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2007  Lowest contract charges           --            1.24%            3.19%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2006  Lowest contract charges           --            1.05%           18.84%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2005  Lowest contract charges           --            0.87%            5.51%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2004  Lowest contract charges           --            0.12%           11.82%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
VAN KAMPEN LIT GROWTH AND INCOME
 PORTFOLIO
 2008  Lowest contract charges           --              --           (29.80)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
VAN KAMPEN LIT COMSTOCK PORTFOLIO
 2008  Lowest contract charges           --            2.11%          (35.80)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2007  Lowest contract charges           --            1.55%           (2.33)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2006  Lowest contract charges           --            0.02%           16.04%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --

* This represents the annualized contract expenses of the Sub-Account for the year indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units.

** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund's manager, divided by the average net assets. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Accounts invest.

*** This represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the year indicated or from the effective date through the end of the reporting period.

#  Rounded unit values

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

    Summary of the Account's expense charges, including Mortality and Expense Risk Charges, Administrative Charges, Issue Charges, and Riders (if applicable). These fees are assessed through a redemption of units for all contract's contained within the Account.

MORTALITY AND EXPENSE RISK CHARGES:

    The Company will charge an expense ranging from 0.65% to 0.80% of the contract's value for mortality and expense risks undertaken by the Company.

    These charges are a redemption of units.

ADMINISTRATIVE CHARGES:

    The Company will charge an expense ranging from $7.50 to $30.00 plus $0.03 per month per $1,000 in supplemental fees for administrative services provided by the Company.

    These charges are a redemption of units.

ISSUE CHARGE:

    The Company will charge an expense of $20 plus $0.05 per $1,000 of the initial face amount for issue charges.

RIDERS:

    The Company will also make certain deductions for various Rider charges:

       - Estate Protection Rider (per $1,000 of the net amount at risk ) $0.2496 - $185.76

       - Single Life Yearly Renewable Term Life Insurance Rider (per $1,000 of the net amount at risk) $1.01 - $179.44

       -   Deduction Amount Waiver Rider (of the monthly deduction amount) 6.90%
           - 34.50%

       - Waiver of Specified Amount Disability Benefit Rider (per $1 of specified amount) $0.040 - $0.107

       - Accidental Death Benefit Rider (per $1,000 of the net amount at risk) $1.00 - $2.196

       - Term Insurance Rider (per $1,000 of the net amount at risk) $0.0912 - $158.98

       -   Child Insurance Rider (per $1,000 of coverage) $6.00

       - Life Access Accelerated Benefit Rider (per $1,000 of the benefit net amount at risk) $0.0409 - $41.18

       -   Accelerated Death Benefit Rider $300.00

       - Guaranteed Minimum Accumulation Benefit Rider (Annual % of separate account value) 0.90%

       - Guaranteed Paid-Up death Benefit Rider (Annual % of separate account value) 0.75%

    These charges are a redemption of units.

                        Report of Independent RegisterF-2

                           ED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Hartford Life Insurance Company
Hartford, Connecticut

We have audited the accompanying consolidated balance sheets of Hartford Life Insurance Company and its subsidiaries (the "Company") as of December 31, 2008 and 2007, and the related consolidated statements of operations, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2008. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Hartford Life Insurance Company and its subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 of the consolidated financial statements, the Company changed its method of accounting and reporting for the fair value measurement of financial instruments in 2008.

DELOITTE & TOUCHE LLP
Hartford, Connecticut

February 11, 2009 (April 29, 2009 as to the effects of the change in reporting entity structure and the retrospective adoption of FASB Statement No. 160, NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS, described in Note 1 and Note 17)

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                      2008            2007           2006
                                                 (IN MILLIONS)
--------------------------------------------------------------------------------
REVENUES
 Fee income and other                  $4,155         $4,470         $3,881
 Earned premiums                          984            983            547
 Net investment income (loss)
 Securities available-for-sale and
  other                                2, 588          3,056          2,752
 Equity securities held for
  trading                                (246)             1             16
                                    ---------       --------       --------
TOTAL NET INVESTMENT INCOME (LOSS)      2,342          3,057          2,768
 Net realized capital losses           (5,763)          (934)          (298)
                                    ---------       --------       --------
                    TOTAL REVENUES      1,718          7,576          6,898
                                    ---------       --------       --------
BENEFITS, LOSSES AND EXPENSES
 Benefits, loss and loss
  adjustment expenses                   4,047          3,982          3,205
 Benefits, loss and loss
  adjustment expenses -- returns
  credited on International
  unit-linked bonds and pension
  products                               (246)             1             16
 Insurance expenses and other           1,940          1,832          1,359
 Amortization of deferred policy
  acquisition costs and present
  value of future profits               1,620            605          1,238
 Goodwill impairment                      184             --             --
 Dividends to policyholders                13             11             22
                                    ---------       --------       --------
        TOTAL BENEFITS, LOSSES AND
                          EXPENSES      7,558          6,431          5,840
                                    ---------       --------       --------
   INCOME (LOSS) BEFORE INCOME TAX
                           EXPENSE     (5,840)         1,145          1,058
 Income tax expense (benefit)          (2,181)           252            182
                                    ---------       --------       --------
                 NET INCOME (LOSS)   $ (3,659)         $ 893          $ 876
                                    ---------       --------       --------
           LESS: NET (INCOME) LOSS
               ATTRIBUTABLE TO THE
           NONCONTROLLING INTEREST        105             (7)            (3)
                                    ---------       --------       --------
 NET INCOME (LOSS) ATTRIBUTABLE TO
   HARTFORD LIFE INSURANCE COMPANY     (3,554)           886            873
                                    ---------       --------       --------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

            Hartford Life Insurance CompanyF-4

                                AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS

                                               AS OF DECEMBER 31,
                                             2008              2007
                                              (IN MILLIONS, EXCEPT
                                                 FOR SHARE DATA)
----------------------------------------------------------------------------
ASSETS
 Investments
 Fixed maturities, available-for-sale,
  at fair value (amortized cost of
  $48,444 and $46,243)                        $39,560           $45,646
 Equity securities, held for trading, at
  fair value (cost of $1,830 and $1,128)        1,634             1,248
 Equity securities, available for sale,
  at fair value (cost of $614 and $781)           434               740
 Policy loans, at outstanding balance           2,154             2,016
 Mortgage loans on real estate                  4,896             4,166
 Limited partnership and other
  alternative investments                       1,033             1,246
 Other investments                              1,237               486
 Short-term investments                         5,742               929
                                          -----------       -----------
                       TOTAL INVESTMENTS       56,690            56,477
                                          -----------       -----------
 Cash                                             661               423
 Premiums receivable and agents'
  balances                                         25                35
 Reinsurance recoverables                       3,195             1,732
 Deferred income taxes                          3,444                --
 Deferred policy acquisition costs and
  present value of future profits               9,944             8,601
 Goodwill                                         462               567
 Other assets                                   3,267             1,603
 Separate account assets                      130,171           199,924
                                          -----------       -----------
                            TOTAL ASSETS    $ 207,859         $ 269,362
                                          -----------       -----------
LIABILITIES
 Reserve for future policy benefits and
  unpaid losses and loss adjustment
  expenses                                    $10,602            $9,442
 Other policyholder funds and benefits
  payable                                      52,647            42,396
 Other policyholder funds and benefits
  payable -- International unit-linked
  bonds and pension products                    1,613             1,217
 Consumer notes                                 1,210               809
 Deferred income taxes                             --               155
 Other liabilities                              8,373             6,544
 Separate account liabilities                 130,171           199,924
                                          -----------       -----------
                       TOTAL LIABILITIES      204,616           260,487
                                          -----------       -----------
COMMITMENTS AND CONTINGENT LIABILITIES
 (NOTE 10)
STOCKHOLDER'S EQUITY
 Common stock -- 1,000 shares
  authorized, issued and outstanding,
  par value $5,690                                  6                 6
 Capital surplus                                6,157             3,746
 Accumulated other comprehensive loss,
  net of tax                                   (4,531)             (447)
 Retained earnings                              1,446             5,315
                                          -----------       -----------
              TOTAL STOCKHOLDER'S EQUITY        3,078             8,620
                                          -----------       -----------
 Noncontrolling interest                          165               255
                                          -----------       -----------
                            TOTAL EQUITY        3,243             8,875
                                          -----------       -----------
     TOTAL LIABILITIES AND STOCKHOLDER'S
                                  EQUITY    $ 207,859          $269,362
                                          -----------       -----------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

                                                                                 ACCUMULATED OTHER
                                                                            COMPREHENSIVE INCOME (LOSS)
                                                                   NET                NET (LOSS)
                                                                UNREALIZED             GAIN ON
                                                              CAPITAL GAINS           CASH FLOW            FOREIGN
                                 COMMON                        (LOSSES) ON             HEDGING             CURRENCY
                                  STOCK         CAPITAL        SECURITIES,           INSTRUMENTS,        TRANSLATION
                                                SURPLUS         NET OF TAX            NET OF TAX             ADJS
                                                                      (IN MILLIONS)
--------------------------------------------------------------------------------------------------------------------------
2008
Balance, December 31, 2007          $6          $3,746              $(318)               $(137)                 $8
Comprehensive income
 Net loss
 Other comprehensive income,
  net of tax net change in
  unrealized capital gains
  (losses) on securities
  (1)(2)                                                           (4,488)
 Net gains on cash flow
  hedging instruments                                                                      577
Cumulative translation
 adjustments                                                                                                  (173)
Total other comprehensive
 loss
 Total comprehensive loss
Capital contribution from
 parent (3)                                      2,411
Dividends declared
Cumulative effect of
 accounting changes, net of
 tax
Change in noncontrolling
 interest ownership
Noncontrolling income (loss)
                                   ---           -----           --------               ------              ------
   BALANCE, DECEMBER 31, 2008      $ 6          $ 6,157          $ (4,806)               $ 440              $ (165)
                                   ---           -----           --------               ------              ------
2007
Balance, December 31, 2006          $6          $3,317               $503                $(210)                $(4)
Comprehensive income
Net income
 Other comprehensive income,
  net of tax net change in
  unrealized capital gains
  (losses) on securities
  (1)(2)                                                             (821)
 Net loss on cash flow
  hedging instruments                                                                       73
Cumulative translation
 adjustments                                                                                                    12
Total other comprehensive
 income
 Total comprehensive income
Capital contribution from
 parent                                            429
Dividends declared
Cumulative effect of
 accounting changes, net of
 tax
Change in noncontrolling
 interest ownership
Noncontrolling income (loss)
                                   ---           -----           --------               ------              ------
   BALANCE, DECEMBER 31, 2007      $ 6          $ 3,746            $ (318)              $ (137)                $ 8
                                   ---           -----           --------               ------              ------
2006
Balance, December 31, 2005           6           3,080                583                 (113)                (32)
Comprehensive income
Net income
 Other comprehensive income,
  net of tax net change in
  unrealized capital gains
  (losses) on securities
  (1)(2)                                                              (80)
 Net gains on cash flow
  hedging instruments                                                                      (97)
Cumulative translation
 adjustments                                                                                                    28
Total other comprehensive
 income
 Total comprehensive income
Capital contribution from
 parent                                            237
Dividends declared
Cumulative effect of
 accounting changes, net of
 tax
Change in noncontrolling
 interest ownership
Noncontrolling income (loss)
                                   ---           -----           --------               ------              ------
   BALANCE, DECEMBER 31, 2006      $ 6          $ 3,317             $ 503               $ (210)               $ (4)
                                   ---           -----           --------               ------              ------


                                                                                NON-
                                                          TOTAL             CONTROLLING
                                   RETAINED           STOCKHOLDER'S           INTEREST          TOTAL
                                   EARNINGS               EQUITY             (NOTE 17)          EQUITY
                                                            (IN MILLIONS)
-----------------------------  ----------------------------------------------------------------------------
2008
Balance, December 31, 2007           $5,315                $8,620                $255             $8875
Comprehensive income
 Net loss                            (3,554)               (3,554)                               (3,554)
 Other comprehensive income,
  net of tax net change in
  unrealized capital gains
  (losses) on securities
  (1)(2)                                                   (4,488)                               (4,488)
 Net gains on cash flow
  hedging instruments                                         577                                   577
Cumulative translation
 adjustments                                                 (173)                                 (173)
                                                         --------                              --------
Total other comprehensive
 loss                                                      (4,084)                               (4,084)
                                                         --------                              --------
 Total comprehensive loss                                  (7,638)                               (7,638)
Capital contribution from
 parent (3)                                                 2,411                                 2,411
Dividends declared                     (313)                 (313)                                 (313)
Cumulative effect of
 accounting changes, net of
 tax                                     (2)                   (2)                                   (2)
Change in noncontrolling
 interest ownership                                                                15                15
Noncontrolling income (loss)                                                     (105)             (105)
                                   --------              --------              ------          --------
   BALANCE, DECEMBER 31, 2008       $ 1,446               $ 3,078                 165             3,243
                                   --------              --------              ------          --------
2007
Balance, December 31, 2006           $4,894                $8,506                 142             8,648
Comprehensive income
Net income                              886                   886                                   886
 Other comprehensive income,
  net of tax net change in
  unrealized capital gains
  (losses) on securities
  (1)(2)                                                     (821)                                 (821)
 Net loss on cash flow
  hedging instruments                                          73                                    73
Cumulative translation
 adjustments                                                   12                                    12
                                                         --------                              --------
Total other comprehensive
 income                                                      (736)                                 (736)
                                                         --------                              --------
 Total comprehensive income                                   150                                   150
Capital contribution from
 parent                                                       429                                   429
Dividends declared                     (461)                 (461)                                 (461)
Cumulative effect of
 accounting changes, net of
 tax                                     (4)                   (4)                                   (4)
Change in noncontrolling
 interest ownership                                                               106               106
Noncontrolling income (loss)                                                        7                 7
                                   --------              --------              ------          --------
   BALANCE, DECEMBER 31, 2007       $ 5,315               $ 8,620                $255           $ 8,875
                                   --------              --------              ------          --------
2006
Balance, December 31, 2005            4,500                 8,024                  65             8,089
Comprehensive income
Net income                              873                   873                                   873
 Other comprehensive income,
  net of tax net change in
  unrealized capital gains
  (losses) on securities
  (1)(2)                                                      (80)                                  (80)
 Net gains on cash flow
  hedging instruments                                         (97)                                  (97)
Cumulative translation
 adjustments                                                   28                                    28
                                                         --------
Total other comprehensive
 income                                                      (149)                                 (149)
                                                         --------                              --------
 Total comprehensive income                                   724                                   724
Capital contribution from
 parent                                                       237                                   237
Dividends declared                     (479)                 (479)                                 (479)
Cumulative effect of
 accounting changes, net of
 tax
Change in noncontrolling
 interest ownership                                                                74                74
Noncontrolling income (loss)                                                        3                 3
                                   --------              --------              ------          --------
   BALANCE, DECEMBER 31, 2006       $ 4,894               $ 8,506               $ 142           $ 8,648
                                   --------              --------              ------          --------

(1) Net change in unrealized capital gain on securities is reflected net of tax provision (benefit) and other items of $2,416, $443 and $43 for the years ended December 31, 2008, 2007 and 2006, respectively. Net (loss) gain on cash flow hedging instruments is net of tax provision (benefit) of $(310), $(39) and $52 for the years ended December 31, 2008, 2007 and 2006, respectively. There is no tax effect on cumulative translation adjustments.

(2) There were reclassification adjustments for after-tax gains (losses) realized in net income of $(1,396), $(135), and $(75) for the years ended December 31, 2008, 2007 and 2006, respectively.

(3) The Company received a noncash asset capital contribution of $180 from its parent company during 2008

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                        FOR THE YEARS ENDED
                                                                            DECEMBER 31,
                                                                 2008            2007           2006
                                                                           (IN MILLIONS)
-----------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
 Net income(loss)                                                $(3,659)          $893           $876
 Adjustments to reconcile net income(loss) to net cash
  provided by operating activities
 Amortization of deferred policy acquisition costs and
  present value of future profits                                  1,620            605          1,238
 Additions to deferred policy acquisition costs and present
  value of future profits                                         (1,258)        (1,557)        (1,457)
 Change in:
 Reserve for future policy benefits, unpaid losses and loss
  adjustment expenses                                              1,161          1,228            838
 Reinsurance recoverables                                            (29)          (235)           (47)
 Receivables                                                          66            188              7
 Payables and accruals                                              (369)           585            222
 Accrued and deferred income taxes                                (2,166)          (112)           378
 Net realized capital losses                                       5,763            934            298
 Net receipts from investment contracts related to
  policyholder funds -- International unit-linked bonds and
  pension products                                                   396            867            329
 Net increase in equity securities held for trading                 (386)          (877)          (332)
 Depreciation and amortization                                        78            441            395
 Goodwill impairment                                                 184             --             --
 Other, net                                                         (190)          (345)            12
                                                              ----------       --------       --------
                   NET CASH PROVIDED BY OPERATING ACTIVITIES      $1,211         $2,615         $2,757
                                                              ----------       --------       --------
INVESTING ACTIVITIES
 Proceeds from the sale/maturity/prepayment of:
 Fixed maturities and short-term investments, available for
  sale                                                           $12,104        $19,094        $21,646
 Equity securities, available-for-sale                               140            315            282
 Mortgage loans                                                      325            958            301
 Partnerships                                                        250            175             91
 Derivatives                                                       1,676             --             --
 Payments for the purchase of:
 Fixed maturities and short-term investments, available for
  sale                                                          (18, 216)       (22,027)       (24,152)
 Equity securities, available-for-sale                              (144)          (484)          (455)
 Mortgage loans                                                   (1,067)        (2,492)        (1,574)
 Partnerships                                                       (330)          (607)          (496)
 Derivatives                                                          --           (237)           (84)
 Purchase price of business acquired                                 (78)           (10)
 Change in policy loans, net                                        (139)            (6)           (39)
 Change in payables for collateral under securities lending,
  net                                                               (974)         1,306            788
 Change in all other, net                                           (144)          (357)          (633)
                                                              ----------       --------       --------
                      NET CASH USED FOR INVESTING ACTIVITIES     $(6,597)       $(4,372)       $(4,325)
                                                              ----------       --------       --------
FINANCING ACTIVITIES
 Deposits and other additions to investment and universal
  life-type contracts                                             22,449         33,282         26,983
 Withdrawals and other deductions from investment and
  universal life-type contracts                                  (28,105)       (31,299)       (26,688)
 Net transfers (to)/from separate accounts related to
  investment and universal life-type contracts                     7,074           (607)         1,389
 Issuance of structured financing                                  2,001             --             --
 Capital contributions                                             2,231            397             64
 Dividends paid                                                     (299)         $(459)         $(371)
 Proceeds from issuance of consumer notes                            445            551            258
 Repayment at maturity of consumer notes                             (44)            --             --
                                                              ----------       --------       --------
                   NET CASH PROVIDED BY FINANCING ACTIVITIES      $5,752         $1,865         $1,635
                                                              ----------       --------       --------
 Impact of foreign exchange                                         (128)             3             23
 Net (decrease) increase in cash                                     238            111             90
                                                              ----------       --------       --------
 Cash -- beginning of year                                           423            312            222
                                                              ----------       --------       --------
 Cash -- end of year                                                $661           $423           $312
                                                              ----------       --------       --------
Supplemental Disclosure of Cash Flow Information:
 Net Cash Paid (Received) During the Year for:
 Income taxes                                                      $(183)          $329          $(121)

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SUPPLEMENTAL SCHEDULE OF NONCASH OPERATING AND FINANCING ACTIVITIES:

The Company made noncash dividends of $54 related to the guaranteed minimum income and accumulation benefit reinsurance agreements with Hartford Life Insurance K.K and received a noncash asset capital contributions of $180 from its parent company during 2008. The Company made noncash dividends of $2 and received a noncash capital contributions of $20 from its parent company during 2007 related to the guaranteed minimum income benefit reinsurance agreement with Hartford Life Insurance K.K.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(DOLLAR AMOUNTS IN MILLIONS, UNLESS OTHERWISE STATED)

--------------------------------------------------------------------------------

1. BASIS OF PRESENTATION AND ACCOUNTING POLICIES

BASIS OF PRESENTATION

These consolidated financial statements include Hartford Life Insurance Company and its wholly-owned subsidiaries (collectively, "Hartford Life Insurance Company" or the "Company"), Hartford Life and Annuity Insurance Company ("HLAI") and Hartford International Life Reassurance Corporation ("HLRe"), Hartford Financial Services LLC ("HFSC"), Hartford Life International LTD ("HLINT") and Woodbury Financial Services Corporation ("WFS"). The Company is a wholly-owned subsidiary of Hartford Life and Accident Insurance Company ("HLA"), which is a wholly-owned subsidiary of Hartford Life, Inc. ("Hartford Life"). Hartford Life is a direct wholly-owned subsidiary of Hartford Holdings, Inc., a direct wholly-owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), the Company's ultimate parent company.

Effective March 31,2009, Hartford Life changed its reporting entity structure to contribute certain wholly owned subsidiaries, including Hartford Life's European Insurance Operations, several broker dealer entities and investment advisory and service entities to the Company. The contribution of subsidiaries was effected to more closely align servicing entities with the writing company issuing the business they service as well as to more efficiently deploy capital across the organization. The change in reporting entity was retrospectively applied to the financial statements of the Company for all periods presented. The contributed subsidiaries resulted in an increase in equity of $1.3 billion as of March 31, 2009.

Along with its parent, HLA, the Company is a financial services and insurance group which provides (a) investment products, such as individual variable annuities and fixed market value adjusted annuities, mutual funds and retirement plan services; (b) individual life insurance; (c) group benefits products such as group life and group disability insurance that is directly written by the Company and is substantially ceded to its parent, HLA, (d) private placement life insurance and (e) assumes fixed market value adjusted annuities, guaranteed minimum withdrawal benefits ("GMWB"), guaranteed minimum income benefits ("GMIB"), guaranteed minimum accumulation benefits ("GMAB") and guaranteed minimum death benefits ("GMDB") from Hartford Life's Japan operations.

The consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America ("U.S. GAAP"), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.

CONSOLIDATION

The consolidated financial statements include the accounts of Hartford Life Insurance Company and affiliated entities in which the Company directly or indirectly has a controlling financial interest and those variable interest entities in which the Company is the primary beneficiary. The Company determines if it is the primary beneficiary using both qualitative and quantitative analyses. Entities in which Hartford Life Insurance Company does not have a controlling financial interest but in which the Company has significant influence over the operating and financing decisions are reported using the equity method. All material intercompany transactions and balances between Hartford Life Insurance Company and its subsidiaries and affiliates have been eliminated.

USE OF ESTIMATES

The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets and liabilities associated with variable annuity and other universal life-type contracts; living benefits required to be fair valued; valuation of investments and derivative instruments, evaluation of other-than-temporary impairments on available-for-sale securities; and contingencies relating to corporate litigation and regulatory matters; and goodwill impairment.

ADOPTION OF NEW ACCOUNTING STANDARDS

Amendments to the Impairment Guidance of EITF Issue No. 99-20

In January 2009, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position ("FSP") No. EITF 99-20-1, "Amendments to the Impairment Guidance of EITF Issue No. 99-20," ("FSP EITF 99-20-1"). The FSP amends the impairment guidance of Emerging Issues Task Force ("EITF") Issue No. 99-20, "Recognition of Interest Income and Impairment of Purchased Beneficial Interest and Beneficial Interest that Continue to Be Held by a Transferor in Securitized

Financial Assets," by removing the exclusive reliance upon market participant assumptions about future cash flows when evaluating impairment of securities within its scope. FSP EITF 99-20-1 requires companies to follow the impairment guidance in Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS 115"), which permits the use of reasonable management judgment of the probability that the holder will be unable to collect all amounts due. The FSP is effective prospectively for interim and annual reporting periods ending after December 15, 2008. The Company adopted the FSP on December 31, 2008 and the adoption did not have a material effect on the Company's consolidated financial statements.

FSP FAS 140-4 and FIN 46(R)-8, Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities

In December 2008, the FASB issued FSP FAS 140-4 and FIN 46(R)-8, "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities." The purpose of this FSP is to promptly improve disclosures by public entities and enterprises until pending amendments to SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140"), and FASB Interpretation No. 46(R), "Consolidation of Variable Interest Entities" ("FIN 46(R)"), are finalized and approved by the FASB. The FSP amends SFAS 140 to require public entities to provide additional disclosures about transferors' continuing involvements with transferred financial assets. It also amends FIN 46(R) to require public enterprises, to provide additional disclosures about their involvement with variable interest entities. FSP FAS 140-4 and FIN 46(R)-8 is effective for financial statements issued for fiscal years and interim periods ending after December 15, 2008. For periods after the initial adoption date, comparative disclosures are required. The Company adopted the FSP on December 31, 2008. See
Note 4 for the new disclosures.

Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161

In September 2008, the FASB issued FSP No. FAS 133-1 and FIN 45-4 "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161" ("FSP FAS 133-1 and FIN 45-4"). This FSP amends SFAS 133 to require disclosures by entities that assume credit risk through the sale of credit derivatives including credit derivatives embedded in a hybrid instrument. The intent of these enhanced disclosures is to enable users of financial statements to assess the potential effect on its financial position, financial performance, and cash flows from these credit derivatives. This FSP also amends FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others", to require an additional disclosure about the current status of the payment/performance risk of a guarantee. FSP FAS 133-1 and FIN 45-4 are effective for financial statements issued for fiscal years and interim periods ending after November 15, 2008. For periods after the initial adoption date, comparative disclosures are required. The Company adopted FSP FAS 133-1 and FIN 45-4 on December 31, 2008. See Note 4 for the new disclosures.

Fair Value Measurements

On January 1, 2008, the Company adopted SFAS No. 157, "Fair Value Measurements" ("SFAS 157"), which was issued by the FASB in September 2006. The Company also adopted on January 1, 2008, the SFAS 157 related FASB Staff Position ("FSP") described below. For financial statement elements currently required to be measured at fair value, SFAS 157 redefines fair value, establishes a framework for measuring fair value under U.S. GAAP and enhances disclosures about fair value measurements. The new definition of fair value focuses on the price that would be received to sell the asset or paid to transfer the liability regardless of whether an observable liquid market price existed (an exit price). SFAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels ("Level 1, 2, and 3").

The Company applied the provisions of SFAS 157 prospectively to financial assets and financial liabilities that are required to be measured at fair value under existing U.S. GAAP. The Company also recorded in opening retained earnings the cumulative effect of applying SFAS 157 to certain customized derivatives measured at fair value in accordance with EITF Issue No. 02-3, "Issues Involved in Accounting for Derivative Contracts Held for Trading Purposes and Involved in Energy Trading and Risk Management Activities" ("EITF 02-3"). See Note 3 for additional information regarding SFAS 157. Specifically, see the SFAS 157 Transition discussion within Note 3 for information regarding the effects of applying SFAS 157 on the Company's consolidated financial statements in 2008.

In February 2008, the FASB issued FSP No. FAS 157-2, "Effective Date of FASB Statement No. 157" ("FSP FAS 157-2") which delays the effective date of SFAS 157 to fiscal years beginning after November 15, 2008 for certain nonfinancial assets and nonfinancial liabilities. Examples of applicable nonfinancial assets and nonfinancial liabilities to which FSP FAS 157-2 applies include, but are not limited to:

- Nonfinancial assets and nonfinancial liabilities initially measured at fair value in a business combination that are not subsequently remeasured at fair value;

- Reporting units measured at fair value in the goodwill impairment test as described in SFAS No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"), and nonfinancial assets and nonfinancial liabilities measured at fair value in the SFAS 142 goodwill impairment test, if applicable; and

- Nonfinancial long-lived assets measured at fair value for impairment assessment under SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets."

As a result of the issuance of FSP FAS 157-2, the Company did not apply the provisions of SFAS 157 to the nonfinancial assets, nonfinancial liabilities and reporting units within the scope of FSP FAS 157-2.

Fair Value Option for Financial Assets and Financial Liabilities

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities, Including an amendment of FASB Statement No. 115" ("SFAS 159"). The objective of SFAS 159 is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported net income caused by measuring related assets and liabilities differently. This statement permits entities to choose, at specified election dates, to measure certain eligible items at fair value (i.e., the fair value option). SFAS 159 is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007. On January 1, 2008, the Company did not elect to apply the provisions of SFAS 159 to financial assets and liabilities.

Amendment of FASB Interpretation No. 39

In April 2007, the FASB issued FASB Staff Position No. FIN 39-1, "Amendment of FASB Interpretation No. 39" ("FSP FIN 39-1"). FSP FIN 39-1 amends FIN 39, "Offsetting of Amounts Related to Certain Contacts", by permitting a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in the statement of financial position in accordance with FIN 39. FSP FIN 39-1 also amends FIN 39 by modifying certain terms. FSP FIN 39-1 is effective for reporting periods beginning after November 15, 2007, with early application permitted. The Company early adopted FSP FIN 39-1 on December 31, 2007, by electing to offset cash collateral against amounts recognized for derivative instruments under the same master netting arrangements. The Company recorded the effect of adopting FSP FIN 39-1 as a change in accounting principle through retrospective application. See Note 4 for further discussions on the adoption of FSP FIN 39-1.

Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109

The Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109" ("FIN 48"), dated June 2006. FIN 48 requires companies to recognize the tax benefits of uncertain tax positions only when the position is "more likely than not" to be sustained assuming examination by tax authorities. The amount recognized represents the largest amount of tax benefit that is greater than 50% likely of being realized. A liability is recognized for any benefit claimed, or expected to be claimed, in a tax return in excess of the benefit recorded in the financial statements, along with any interest and penalty (if applicable) on the excess.

The Company adopted the provisions of FIN 48 on January 1, 2007. As a result of the adoption, the Company recognized a $11 decrease in the liability for unrecognized tax benefits and a corresponding increase in the January 1, 2007 balance of retained earnings. The Company had no unrecognized tax benefits as of January 1, 2007. The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not booked any such amounts. The Company classifies interest and penalties (if applicable) as income tax expense in the financial statements.

The Company or one of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various state and foreign jurisdictions. The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"). During 2008, the IRS completed its examination of the Company's U.S. income tax returns for 2002 through 2003. The Company received notification of the approval by the Joint Committee on Taxation of the results of the examination subsequent to December 31, 2008. The examination will not have a material effect on the Company's net income or financial position. The 2004 through 2006 examination began during 2008, and is expected to close by the end of 2010. In addition, the Company is working with the IRS on a possible settlement of an issue related to prior periods which, if settled, may result in the booking of tax benefits in 2009. Such benefits are not expected to be material to the Company's net income or financial position. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax examinations and other tax-related matters for all open tax years.

Accounting by Insurance Enterprises for Deferred Acquisition Costs ("DAC") in Connection with Modifications or Exchanges of Insurance Contracts

In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs ("DAC") in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for

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DAC on internal replacements of insurance and investment contracts. An internal replacement is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Modifications that result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized DAC, unearned revenue liabilities and deferred sales inducements from the replaced contract must be written-off. Modifications that result in a contract that is substantially unchanged from the replaced contract should be accounted for as a continuation of the replaced contract. The Company adopted SOP 05-1 on January 1, 2007 and recognized the cumulative effect of the adoption of SOP 05-1 as a reduction in retained earnings of $14, after-tax.

Disclosures about Derivative Instruments and Hedging Activities

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" ("SFAS 161"). SFAS 161 amends and expands disclosures about an entity's derivative and hedging activities with the intent of providing users of financial statements with an enhanced understanding of (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. SFAS 161 encourages, but does not require, comparative disclosures. The Company adopted SFAS 161 on January 1, 2009. The adoption of this FSP by the Company is expected to result in expanded disclosures related to derivative instruments and hedging activities.

Business Combinations

In December 2007, the FASB issued SFAS No. 141 (revised 2007), "Business Combinations" ("SFAS 141(R)"). This statement replaces SFAS No. 141, "Business Combinations" ("SFAS 141") and establishes the principles and requirements for how the acquirer in a business combination: (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and (c) determines the disclosure information that is decision-useful to users of financial statements in evaluating the nature and financial effects of the business combination. Some of the significant changes to the existing accounting guidance on business combinations made by SFAS 141(R) include the following:

- Most of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquiree shall be measured at their acquisition-date fair values in accordance with SFAS 157 fair value rather than SFAS 141's requirement based on estimated fair values;

- Acquisition-related costs incurred by the acquirer shall be expensed in the periods in which the costs are incurred rather than included in the cost of the acquired entity;

- Goodwill shall be measured as the excess of the consideration transferred, including the fair value of any contingent consideration, plus the fair value of any noncontrolling interest in the acquiree, over the fair values of the acquired identifiable net assets, rather than measured as the excess of the cost of the acquired entity over the estimated fair values of the acquired identifiable net assets;

- Contractual pre-acquisition contingencies are to be recognized at their acquisition date fair values and noncontractual pre-acquisition contingencies are to be recognized at their acquisition date fair values only if it is more likely than not that the contingency gives rise to an asset or liability, whereas SFAS 141 generally permits the deferred recognition of pre-acquisition contingencies until the recognition criteria of SFAS No. 5, "Accounting for Contingencies" are met; and

- Contingent consideration shall be recognized at the acquisition date rather than when the contingency is resolved and consideration is issued or becomes issuable.

SFAS 141(R) is effective for and shall be applied prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited. Assets and liabilities that arose from business combinations with acquisition dates prior to the SFAS 141(R) effective date shall not be adjusted upon adoption of SFAS 141(R) with certain exceptions for acquired deferred tax assets and acquired income tax positions. The adoption of SFAS 141(R) on January 1, 2009, did not have a material effect on the Company's consolidated financial statements.

Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements" ("SFAS 160"). This statement amends Accounting Research Bulletin No. 51, "Consolidated Financial Statements". Noncontrolling interest refers to the minority interest portion of the equity of a subsidiary that is not attributable directly or indirectly to a parent. SFAS 160 establishes accounting and reporting standards that require for-profit entities that prepare

                                    F-11

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consolidated financial statements to: (a) present noncontrolling interests as a component of equity, separate from the parent's equity, (b) separately present the amount of consolidated net income attributable to noncontrolling interests in the income statement, (c) consistently account for changes in a parent's ownership interests in a subsidiary in which the parent entity has a controlling financial interest as equity transactions, (d) require an entity to measure at fair value its remaining interest in a subsidiary that is deconsolidated, and
(e) require an entity to provide sufficient disclosures that identify and clearly distinguish between interests of the parent and interests of noncontrolling owners. SFAS 160 applies to all for-profit entities that prepare consolidated financial statements, and affects those for-profit entities that have outstanding noncontrolling interests in one or more subsidiaries or that deconsolidate a subsidiary. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 with earlier adoption prohibited.

The Company adopted SFAS 160 on January 1, 2009. Upon adoption, the Company reclassified $65 of noncontrolling interest, recorded in other liabilities, to equity, as of January 1, 2006. See the Company's Condensed Consolidated Statement of Changes in Equity. The adoption of SFAS 160 resulted in certain reclassifications of noncontrolling interests within the Company's Condensed Consolidated Statements of Operations. The adoption of SFAS 160 did not impact the Company's accounting for separate account assets and liabilities. The FASB has added the following topic to the Emerging Issues Task Force ("EITF") agenda, "CONSIDERATION OF AN INSURER'S ACCOUNTING FOR MAJORITY OWNED INVESTMENTS WHEN THE OWNERSHIP IS THROUGH A SEPARATE ACCOUNT". This topic will be discussed at a future EITF meeting. The FASB has expressed three separate views on the treatment of noncontrolling interest in majority owned separate accounts, upon implementation of SFAS 160, all of which are acceptable to the United States Securities and Exchange Commission. The Company follows one of these three acceptable views and currently excludes the noncontrolling interest from its majority owned separate accounts. The resolution of this EITF agenda item on the Company's accounting for separate account assets and liabilities is not known at this time.

ACCOUNTING POLICIES

INVESTMENTS

The Company's investments in fixed maturities include bonds, redeemable preferred stock and commercial paper. These investments, along with certain equity securities, which include common and non-redeemable preferred stocks, are classified as "available-for-sale" and are carried at fair value. The after-tax difference from cost or amortized cost is reflected in stockholders' equity as a component of Accumulated Other Comprehensive Income ("AOCI"), after adjustments for the effect of deducting the life and pension policyholders' share of the immediate participation guaranteed contracts and certain life and annuity deferred policy acquisition costs and reserve adjustments. The equity investments associated with the U.K. variable annuity products are recorded at fair value and are classified as "trading" with changes in fair value recorded in net investment income. Policy loans are carried at outstanding balance. Mortgage loans on real estate are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of valuation allowances, if any. Short-term investments are carried at amortized cost, which approximates fair value. Limited partnerships and other alternative investments are reported at their carrying value with the change in carrying value accounted for under the equity method and accordingly the Company's share of earnings are included in net investment income. Recognition of limited partnerships and other alternative investment income is delayed due to the availability of the related financial statements, as private equity and other funds are generally on a three-month delay and hedge funds are on a one-month delay. Accordingly, income at December 31, 2008 may not include the full impact of current year changes in valuation of the underlying assets and liabilities. Other investments primarily consist of derivatives instruments which are carried at fair value.

OTHER-THAN-TEMPORARY IMPAIRMENTS ON AVAILABLE-FOR-SALE SECURITIES

One of the significant estimates related to available-for-sale securities is the evaluation of investments for other-than-temporary impairments. If a decline in the fair value of an available-for-sale security is judged to be other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. In addition, for securities expected to be sold, an other-than-temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to cost or amortized cost prior to the expected date of sale. The fair value of the other-than-temporarily impaired investment becomes its new cost basis. For fixed maturities, the Company accretes the new cost basis to par or to the estimated future cash flows over the expected remaining life of the security by adjusting the security's yield.

The evaluation of securities for impairments is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in the fair value of investments should be recognized in current period earnings. The risks and uncertainties include changes in general economic conditions, the issuer's financial condition and/or future prospects, the effects of changes in interest rates or credit spreads and the expected recovery period. The Company has a security monitoring process overseen by a committee of investment and accounting professionals ("the committee") that identifies securities that, due to certain characteristics, as described below, are subjected to an enhanced analysis on a quarterly basis. Based on this evaluation, during 2008, the Company concluded $1.9 billion of unrealized losses were other-than-temporarily impaired and as of December 31, 2008, the Company's unrealized losses on available-for-sale securities of $9.8 billion were temporarily impaired.

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Securities not subject to EITF Issue No. 99-20, "Recognition of Interest Income
and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continued to Be Held by a Transferor in Securitized Financial Assets" ("non-EITF Issue No. 99-20 securities") that are in an unrealized loss position, are reviewed at least quarterly to determine if an other-than-temporary impairment is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for non-EITF Issue No. 99-20 securities is other-than-temporary include: (a) the length of time and extent to which the fair value has been less than cost or amortized cost and the expected recovery period of the security, (b) the financial condition, credit rating and future prospects of the issuer, (c) whether the debtor is current on contractually obligated interest and principal payments and (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery.

Through September 30, 2008, for securitized financial assets with contractual cash flows, including those subject to EITF Issue No. 99-20, the Company periodically updated its best estimate of cash flows over the life of the security. The Company's best estimate of cash flows used severe economic recession assumptions due to market uncertainty, similar to those the Company believed market participants would use. If the fair value of a securitized financial asset was less than its cost or amortized cost and there has been an adverse change in timing or amount of anticipated future cash flows since the last revised estimate, an other-than-temporary impairment charge was recognized. The Company also considered its intent and ability to retain a temporarily depressed security until recovery. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral. Beginning in the fourth quarter of 2008, the Company implemented FSP No. EITF 99-20-1, "Amendments to the Impairment Guidance of EITF Issue No. 99-20". Upon implementation, the Company continued to utilize the impairment process described above; however, rather than exclusively relying upon market participant assumptions management judgment was also used in assessing the probability that an adverse change in future cash flows has occurred.

Each quarter, during this analysis, the Company asserts its intent and ability to retain until recovery those securities judged to be temporarily impaired. Once identified, these securities are systematically restricted from trading unless approved by the committee. The committee will only authorize the sale of these securities based on predefined criteria that relate to events that could not have been reasonably foreseen at the time the committee rendered its judgment on the Company's intent and ability to retain such securities until recovery. Examples of the criteria include, but are not limited to, the deterioration in the issuer's creditworthiness, a change in regulatory requirements or a major business combination or major disposition.

MORTGAGE LOAN IMPAIRMENTS

Mortgage loans on real estate are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. For mortgage loans that are deemed impaired, a valuation allowance is established for the difference between the carrying amount and the Company's share of either (a) the present value of the expected future cash flows discounted at the loan's original effective interest rate, (b) the loan's observable market price or (c) the fair value of the collateral. Changes in valuation allowances are recorded in net realized capital gains and losses.

NET REALIZED CAPITAL GAINS AND LOSSES

Net realized capital gains and losses from investment sales, after deducting the life and pension policyholders' share for certain products, are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in derivatives contracts (both free-standing and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes, and the change in value of derivatives in certain fair-value hedge relationships. Impairments are recognized as net realized capital losses when investment losses in value are deemed other-than-temporary. Recoveries of principal received by the Company in excess of expected realizable value from securities previously recorded as other-than-temporarily impaired are included in net realized capital gains. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.

NET INVESTMENT INCOME

Interest income from fixed maturities and mortgage loans on real estate is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future principal repayments using the retrospective method; however, if these investments are impaired, any yield adjustments are made using the prospective method. Prepayment fees on fixed maturities and mortgage loans are recorded in net investment income when earned. For limited partnerships, the equity method of accounting is used to recognize the Company's share of earnings. For fixed maturities that have had an other-than-temporary impairment loss, the Company amortizes the new cost basis to par or to the estimated future value over the expected remaining life of the security by adjusting the security's yield.

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Net investment income on equity securities held for trading includes dividend income and the changes in market value of the securities associated with the variable annuity products sold in the United Kingdom. The returns on these policyholder-directed investments inure to the benefit of the variable annuity policyholders but the underlying funds do not meet the criteria for separate account reporting as provided in SOP 03-1. Accordingly, these assets are reflected in the Company's general account and the returns credited to the policyholders are reflected in interest credited, a component of benefits, losses and loss adjustment expenses.

DERIVATIVE INSTRUMENTS

Overview

The Company utilizes a variety of derivative instruments, including swaps, caps, floors, forwards, futures and options through one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, credit spread including issuer default, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. For a further discussion of derivative instruments, see the Derivative Instruments section of Note 4.

The Company's derivative transactions are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.

Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities

Derivative instruments are recognized on the consolidated balance sheets at fair value. As of December 31, 2008 and 2007, approximately 95% and 89% of derivatives, respectively, based upon notional values, were priced by valuation models, which utilize independent market data, while the remaining 5% and 11%, respectively, were priced by broker quotations. The derivatives are valued using mid-market level inputs that are predominantly observable in the market place. Inputs used to value derivatives include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads, interest and equity volatility and equity index levels. The Company performs a monthly analysis on the derivative valuation which includes both quantitative and qualitative analysis. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, back testing recent trades, analyzing changes in the market environment and monitoring trading volume. This discussion on derivative pricing excludes the GMWB rider and associated reinsurance contracts as well as the embedded derivatives associated with the GMAB product, which are discussed in Note 3.

On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair-value" hedge), (2) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability ("cash-flow" hedge), (3) a foreign-currency fair-value or cash-flow hedge ("foreign-currency" hedge), (4) a hedge of a net investment in a foreign operation ("net investment" hedge) or (5) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks which do not qualify for hedge accounting.

Fair-Value Hedges

Changes in the fair value of a derivative that is designated and qualifies as a fair-value hedge, along with the changes in the fair value of the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings with any differences between the net change in fair value of the derivative and the hedged item representing the hedge ineffectiveness. Periodic cash flows and accruals of income/expense ("periodic derivative net coupon settlements") are recorded in the line item of the consolidated statements of operations in which the cash flows of the hedged item are recorded.

Cash-Flow Hedges

Changes in the fair value of a derivative that is designated and qualifies as a cash-flow hedge are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the consolidated statements of operations in which the cash flows of the hedged item are recorded. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the consolidated statements of operations in which the cash flows of the hedged item are recorded.

Foreign-Currency Hedges

Changes in the fair value of derivatives that are designated and qualify as foreign-currency hedges are recorded in either current period earnings or AOCI, depending on whether the hedged transaction is a fair-value hedge or a cash-flow hedge, respectively. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the consolidated statements of operations in which the cash flows of the hedged item are recorded.

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Other Investment and/or Risk Management Activities

The Company's other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.

Hedge Documentation and Effectiveness Testing

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair-value, cash-flow, foreign-currency or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness and ineffectiveness testing methods to be used. The Company also formally assesses both at the hedge's inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values or cash flows of hedged items. Hedge effectiveness is assessed using qualitative and quantitative methods. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Hedge ineffectiveness of the hedge relationships are measured each reporting period using the "Change in Variable Cash Flows Method", the "Change in Fair Value Method", the "Hypothetical Derivative Method", or the "Dollar Offset Method".

Discontinuance of Hedge Accounting

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (2) the derivative is dedesignated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair-value hedge, the derivative continues to be carried at fair value on the balance sheet with changes in its fair value recognized in current period earnings.

When hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.

In other situations in which hedge accounting is discontinued on a cash-flow hedge, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the variability of the cash flow of the hedged item.

Embedded Derivatives

The Company purchases and issues financial instruments and products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated balance sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.

Credit Risk

The Company's derivative counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness and typically requires credit enhancement/credit risk reducing agreements. Credit risk is measured as the amount owed to the Company based on current market conditions and potential payment obligations between the Company and its counterparties. For each legal entity of the Company's credit exposures are generally quantified daily, netted by counterparty and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds the contractual thresholds which do not exceed $10, except for reinsurance derivatives. The Company also minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties rated A2/A or better, which are monitored and evaluated by the Company's risk management team and reviewed by senior management. In addition, the compliance unit monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. The Company also maintains a policy of requiring that derivative contracts, other than exchange traded contracts, certain currency forward contracts, and certain embedded derivatives, be governed by an International Swaps and Derivatives Association Master Agreement which is structured by legal entity and by counterparty and permits right of offset.

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Product Derivatives

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit ("GMWB") rider. The Company has also assumed, through reinsurance, from HLIKK GMIB, GMWB and GMAB. The fair value of the GMIB, GMWB and GMAB is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. Because of the dynamic and complex nature of these cash flows, best estimate assumptions and stochastic techniques under a variety of market return scenarios are used. Estimating these cash flows involves numerous estimates and subjective judgments including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates. At each valuation date, the Company assumes expected returns based on risk-free rates as represented by the current LIBOR forward curve rates; market volatility assumptions for each underlying index based on a blend of observed market "implied volatility" data and annualized standard deviations of monthly returns using the most recent 20 years of observed market performance correlations of market returns across underlying indices based on actual observed market returns and relationships over the ten years preceding the valuation date; and current risk-free spot rates, as represented by the current LIBOR spot curve, to determine the present value of expected future cash flows produced in the stochastic projection process.

In valuing the embedded derivative, the Company attributes to the derivative a portion of the fees collected from the contract holder equal to the present value of future GMWB claims (the "Attributed Fees"). All changes in the fair value of the embedded GMWB derivative are recorded in net realized capital gains and losses. The excess of fees collected from the contract holder over the Attributed Fees are associated with the host variable annuity contract recorded in fee income.

The Company has reinsurance arrangements in place to transfer a portion of its risk of loss due to GMWB. These arrangements are recognized as derivatives and carried at fair value in reinsurance recoverables. Changes in the fair value of the reinsurance agreements are recorded in net realized capital gains and losses. See Note 3 for a complete discussion of GMWB reinsurance valuation.

SEPARATE ACCOUNTS

The Company maintains separate account assets, which are reported at fair value. Separate account liabilities are reported at amounts consistent with separate account assets. Separate accounts include contracts, wherein the policyholder assumes the investment risk. Separate account assets are segregated from other investments and investment income and gains and losses accrue directly to the policyholder.

DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS

The deferred policy acquisition costs asset and present value of future profits ("PVFP") intangible asset (hereafter, referred to collectively as "DAC") related to investment contracts and universal life-type contracts (including variable annuities) are amortized in the same way, over the estimated life of the contracts acquired using the retrospective deposit method. Under the retrospective deposit method, acquisition costs are amortized in proportion to the present value of estimated gross profits ("EGPs"). EGPs are also used to amortize other assets and liabilities on the Company's balance sheet, such as sales inducement assets and unearned revenue reserves ("URR"). Components of EGPs are used to determine reserves for guaranteed minimum death, income and universal life secondary guarantee benefits accounted for and collectively referred to as "SOP 03-1 reserves". At December 31, 2008 and 2007, the carrying value of the Company's DAC asset was $9.9 billion and $8.6 billion, respectively. At December 31, 2008, the sales inducement, unearned revenue reserves, and SOP 03-1 balances were $533 , $1.5 billion and $925 , respectively. At December 31, 2007, the sales inducement, unearned revenue reserves and SOP 03-1 reserves were $459 , $1.0 billion and $552 , respectively.

For most contracts, the Company estimates gross profits over a 20 year horizon as estimated profits emerging subsequent to that time-frame are immaterial. The Company uses other amortization bases for amortizing DAC, such as gross costs (net of reinsurance), as a replacement for EGPs when EGPs are expected to be negative for multiple years of the contract's life. Actual gross profits, in a given reporting period, that vary from management's initial estimates result in increases or decreases in the rate of amortization, commonly referred to as a "true-up", which are recorded in the current period. The true-up recorded for the years ended December 31, 2008, 2007 and 2006 was an increase (decrease) to amortization of $138, $(9) and $45, respectively.

Products sold in a particular year are aggregated into cohorts. Future gross profits for each cohort are projected over the estimated lives of the underlying contracts, and are, to a large extent, a function of future account value projections for variable annuity products and to a lesser extent for variable universal life products. The projection of future account values requires the use of certain assumptions. The assumptions considered to be important in the projection of future account value, and hence the EGPs, include separate account fund performance, which is impacted by separate account fund mix, less fees assessed against the contract holder's account balance, surrender and lapse rates, interest margin, mortality, and hedging costs. The assumptions are developed as part of an annual process and are dependent upon the Company's current best estimates of future events. The Company's current 20 year separate account return assumption is approximately 7.2%

(after fund fees, but before mortality and expense charges). The Company estimates gross profits using the mean of EGPs derived from a set of stochastic scenarios that have been calibrated to our estimated separate account return.

Estimating future gross profits is a complex process requiring considerable judgment and the forecasting of events well into the future. Given the current volatility in the capital markets and the evaluation of other factors, the Company will continually evaluate its separate account return estimation process and may change that process from time to time.

The Company plans to complete a comprehensive assumptions study and refine its estimate of future gross profits during the third quarter of each year. Upon completion of an assumption study, the Company revises its assumptions to reflect its current best estimate, thereby changing its estimate of projected account values and the related EGPs in the DAC, sales inducement and unearned revenue reserve amortization models as well as SOP 03-1 reserving models. The DAC asset, as well as the sales inducement asset, unearned revenue reserves and SOP 03-1 reserves are adjusted with an offsetting benefit or charge to income to reflect such changes in the period of the revision, a process known as an "Unlock". An Unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An Unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.

In addition to when a comprehensive assumption study is completed, revisions to best estimate assumptions used to estimate future gross profits are necessary when the EGPs in the Company's models fall outside of an independently determined reasonable range of EGPs. The Company performs a quantitative process each quarter to determine the reasonable range of EGPs. This process involves the use of internally developed models, which run a large number of stochastically determined scenarios of separate account fund performance. Incorporated in each scenario are assumptions with respect to lapse rates, mortality and expenses, based on the Company's most recent assumption study. These scenarios are run for the Company's individual variable annuity businesses, the Company's Retirement Plans businesses, and for the Company's individual variable universal life business and are used to calculate statistically significant ranges of reasonable EGPs. The statistical ranges produced from the stochastic scenarios are compared to the present value of EGPs used in the Company's models. If EGPs used in the Company's models fall outside of the statistical ranges of reasonable EGPs, an "Unlock" would be necessary. If EGPs used in the Company's models fall inside of the statistical ranges of reasonable EGPs, the Company will not solely rely on the results of the quantitative analysis to determine the necessity of an Unlock. In addition, the Company considers, on a quarterly basis, other qualitative factors such as product, regulatory and policyholder behavior trends and may also revise EGPs if those trends are expected to be significant and were not or could not be included in the statistically significant ranges of reasonable EGPs. As of December 31, 2008, the EGPs used in the Company's models fell within the statistical ranges of reasonable EGPs. As a result of this statistical test and review of qualitative factors, the Company did not "Unlock" the EGPs used in the Company's models during the fourth quarter of 2008.

Unlock and Results

As described above, as of September 30 2008, the Company completed a comprehensive study of assumptions underlying EGPs, resulting in an Unlock. The study covered all assumptions, including mortality, lapses, expenses, interest rate spreads, hedging costs, and separate account values, in substantially all product lines. The new best estimate assumptions were applied to the current policy related in-force or account returns to project future gross profits. The after-tax impact on the Company's assets and liabilities as a result of the Unlock during the third quarter of 2008 was as follows:

                                                      UNEARNED           DEATH AND
                                     DAC AND           REVENUE        INCOME BENEFIT
                                      PVFP            RESERVES         RESERVES (1)
---------------------------------------------------------------------------------------
SEGMENT AFTER-TAX (CHARGE)
 BENEFIT
Retail                                 $(648)             $18               $(75)
Individual Life                          (29)             (12)                (3)
Retirement Plans                         (49)              --                 --
                                     -------            -----              -----
                         TOTAL         $(726)              $6               $(78)
                                     -------            -----              -----

                                      SALES
                                   INDUCEMENT
                                     ASSETS            TOTAL (2)
------------------------------  ------------------------------------
SEGMENT AFTER-TAX (CHARGE)
 BENEFIT
Retail                                 $(27)              $(732)
Individual Life                          --                 (44)
Retirement Plans                         --                 (49)
                                      -----             -------
                         TOTAL         $(27)              $(825)
                                      -----             -------

(1) As a result of the Unlock, death benefit reserves, in Retail, increased $389, pre-tax, offset by an increase of $273, pre-tax, in reinsurance recoverables.

(2) The following were the most significant contributors to the Unlock amounts recorded during the third quarter of 2008:

       - Actual separate account returns from the period ending July 31, 2007 to September 30, 2008 were significantly below our aggregated estimated return

       - The Company reduced its 20 year projected separate account return assumption from 7.8% to 7.2% in the U.S.

       - In Retirement Plans, the Company reduced its estimate of future fees as plans meet contractual size limits("breakpoints") causing a lower fee schedule to apply and the Company increased its assumption for future deposits by existing plan participants.

The after-tax impact on the Company's assets and liabilities as a result of the Unlock during the third quarter of 2007 was as follows:

                                                     UNEARNED           DEATH AND
                                    DAC AND           REVENUE         INCOME BENEFIT
                                      PVFP           RESERVES          RESERVES (1)
---------------------------------------------------------------------------------------
SEGMENT AFTER-TAX (CHARGE)
 BENEFIT
Retail                                 $180              $(5)               $(4)
Individual Life                          24               (8)                --
Retirement Plans                         (9)              --                 --
Institutional                             1               --                 --
                                     ------            -----               ----
                         TOTAL         $196             $(13)               $(4)
                                     ------            -----               ----

                                     SALES
                                   INDUCEMENT
                                     ASSETS          TOTAL (2)
------------------------------  ----------------------------------
SEGMENT AFTER-TAX (CHARGE)
 BENEFIT
Retail                                  $9               $180
Individual Life                         --                 16
Retirement Plans                        --                 (9)
Institutional                           --                  1
                                      ----             ------
                         TOTAL          $9               $188
                                      ----             ------

(1) As a result of the Unlock, death benefit reserves, in Retail, decreased $4, pre-tax, offset by a decrease of $10, pre-tax, in reinsurance recoverables.

(2) The following were the most significant contributors to the Unlock amounts recorded during the third quarter of 2007:

       - Actual separate account returns were above our aggregated estimated return.

       - During the third quarter of 2007, the Company estimated gross profits using the mean of EGPs derived from a set of stochastic scenarios that have been calibrated to our estimated separate account return as compared to prior year where we used a single deterministic estimation. The impact of this change in estimation was a benefit of $20, after-tax, for U.S. variable annuities.

       - As part of its continual enhancement to its assumption setting processes and in connection with its assumption study, the Company included dynamic lapse behavior assumptions. Dynamic lapses reflect that lapse behavior will be different depending upon market movements. The impact of this assumption change along with other base lapse rate changes was an approximate benefit of $40, after-tax, for U.S. variable annuities.

An "Unlock" only revises EGPs to reflect current best estimate assumptions. With or without an Unlock, and even after an Unlock occurs, the Company must also test the aggregate recoverability of the DAC and sales inducement assets by comparing the existing DAC balance to the present value of future EGPs. In addition, the Company routinely stress tests its DAC and sales inducement assets for recoverability against severe declines in its separate account assets, which could occur if the equity markets experienced a significant sell-off, as the majority of policyholders' funds in the separate accounts is invested in the equity market. As of December 31, 2008, the Company believed U.S. individual variable annuity EGPs could fall, through a combination of negative market returns, lapses and mortality, by at least 6 % before portions of its DAC and sales inducement assets would be unrecoverable.

RESERVE FOR FUTURE POLICY BENEFITS AND UNPAID LOSSES AND LOSS ADJUSTMENT
EXPENSES

Liabilities for the Company's group life and disability contracts as well its individual term life insurance policies include amounts for unpaid losses and future policy benefits. Liabilities for unpaid losses include estimates of amounts to fully settle known reported claims as well as claims related to insured events that the Company estimates have been incurred but have not yet been reported. Liabilities for future policy benefits are calculated by the net level premium method using interest, withdrawal and mortality assumptions appropriate at the time the policies were issued. The methods used in determining the liability for unpaid losses and future policy benefits are standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company's earned investment yield and the morbidity/mortality tables used are standard industry tables modified to reflect the Company's actual experience when appropriate. In particular, for the Company's group disability known claim reserves, the morbidity table for the early durations of claim is based exclusively on the Company's experience, incorporating factors such as gender, elimination period and diagnosis. These reserves are computed such that they are expected to meet the Company's future policy obligations. Future policy benefits are computed at amounts that, with additions from estimated premiums to be received and with interest on such reserves compounded annually at certain assumed rates, are expected to be sufficient to meet the Company's policy obligations at their maturities or in the event of an insured's death. Changes in or deviations from the assumptions used for mortality, morbidity, expected future premiums and interest can significantly affect the Company's reserve levels and related future operations and, as such, provisions for adverse deviation are built into the long-tailed liability assumptions.

Certain contracts classified as universal life-type may also include additional death or other insurance benefit features, such as guaranteed minimum death benefits offered with variable annuity contracts or no lapse guarantees offered with universal life insurance contracts. An additional liability is established for these benefits by estimating the expected present value of the benefits in excess of the projected account value in proportion to the present value of total expected assessments. Excess benefits are accrued as a liability as actual assessments are recorded. Determination of the expected value of excess benefits and assessments are based on a range of scenarios and assumptions including those related to market rates of return and volatility, contract surrender rates and mortality experience. Revisions to assumptions are made consistent with the Company's process for a DAC unlock. See Life Deferred Policy Acquisition Costs and Present value of Future Benefits in this Note.

OTHER POLICYHOLDER FUNDS AND BENEFITS PAYABLE

The Company has classified its fixed and variable annuities, 401(k), certain governmental annuities, private placement life insurance ("PPLI"), variable universal life insurance, universal life insurance and interest sensitive whole life insurance as universal life-type contracts. The liability for universal life-type contracts is equal to the balance that accrues to the benefit of the policyholders as of the financial statement date (commonly referred to as the account value), including credited interest, amounts that have been assessed to compensate the Company for services to be performed over future periods, and any amounts previously assessed against policyholders that are refundable on termination of the contract.

The Company has classified its institutional and governmental products, without life contingencies, including funding agreements, certain structured settlements and guaranteed investment contracts, as investment contracts. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals and amounts assessed through the financial statement date. Contract holder funds include funding agreements held by Variable Interest Entities issuing medium-term notes.

REVENUE RECOGNITION

For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders' account balances and are recognized in the period in which services are provided. For the Company's traditional life and group disability products premiums are recognized as revenue when due from policyholders.

FOREIGN CURRENCY TRANSLATION

Foreign currency translation gains and losses are reflected in stockholders' equity as a component of accumulated other comprehensive income. The Company's foreign subsidiaries' balance sheet accounts are translated at the exchange rates in effect at each year end and income statement accounts are translated at the average rates of exchange prevailing during the year. The national currencies of the international operations are generally their functional currencies.

DIVIDENDS TO POLICYHOLDERS

Policyholder dividends are paid to certain policies, which are referred to as participating policies. Such dividends are accrued using an estimate of the amount to be paid based on underlying contractual obligations under policies and applicable state laws.

Participating life insurance in-force accounted for 7%, 7% and 3% as of December 31, 2008, 2007 and 2006, respectively, of total life insurance in-force. Dividends to policyholders were $13, $11 and $22 for the years ended December 31, 2008, 2007 and 2006, respectively. There were no additional amounts of income allocated to participating policyholders. If limitations exist on the amount of net income from participating life insurance contracts that may be distributed to stockholder's, the policyholder's share of net income on those contracts that cannot be distributed is excluded from stockholder's equity by a charge to operations and a credit to a liability.

MUTUAL FUNDS

The Company maintains a retail mutual fund operation, whereby the Company, through wholly-owned subsidiaries, provides investment management and administrative services to The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc ("The mutual funds"), families of 62 mutual funds and 1 closed end fund. The Company charges fees to the shareholders of the mutual funds, which are recorded as revenue by the Company. Investors can purchase "shares" in the mutual funds, all of which are registered with the Securities and Exchange Commission ("SEC"), in accordance with the Investment Company Act of 1940.

The mutual funds are owned by the shareholders of those funds and not by the Company. As such, the mutual fund assets and liabilities and related investment returns are not reflected in the Company's consolidated financial statements since they are not assets, liabilities and operations of the Company.

REINSURANCE

Through both facultative and treaty reinsurance agreements, the Company cedes a share of the risks it has underwritten to other insurance companies. Assumed reinsurance refers to the Company's acceptance of certain insurance risks that other insurance companies have underwritten.

Reinsurance accounting is followed for ceded and assumed transactions when the risk transfer provisions of SFAS 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," have been met. To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.

Earned premiums and incurred losses and loss adjustment expenses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance contracts. Reinsurance recoverables include balances due from reinsurance companies for paid and unpaid losses and loss adjustment expenses and are presented net of an allowance for uncollectible reinsurance.

GOODWILL

Goodwill represents the excess of costs over the fair value of net assets acquired. Goodwill is not amortized but is reviewed for impairment at least annually or more frequently if events occur or circumstances change that would indicate that a triggering event, as defined in SFAS 142, "Goodwill and Other Intangible Assets" (SFAS 142), has occurred. The goodwill impairment test follows a two step process as defined in SFAS 142. In the first step, the fair value of a reporting unit is compared to its carrying value. If the carrying value of a reporting unit exceeds its fair value, the second step of the impairment test is performed for purposes of measuring the impairment. In the second step, the fair value of the reporting unit is allocated to all of the assets and liabilities of the reporting unit to determine an implied goodwill value. This allocation is similar to a purchase price allocation performed in purchase accounting. If the carrying amount of the reporting unit goodwill exceeds the implied goodwill value, an impairment loss shall be recognized in an amount equal to that excess.

INCOME TAXES

The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. See Note 11 for a further discussion of the account for income taxes.

CONTINGENCIES

Management follows the requirements of SFAS No. 5 "Accounting for Contingencies." This statement requires management to evaluate each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at the "best estimate", or, if no one number within the range of possible losses is more probable then any other, the Company records an estimated reserve of the low end of the range of losses.

2. SEGMENT INFORMATION

The Company has three groups comprised of four reporting segments: The Retail Products Group ("Retail") and Individual Life segments makes up the Individual Markets Group. The Retirement Plans segment represents the Employer Market Group and the Institutional Solutions Group ("Institutional") make up its own group. In 2007, the Company changed its reporting for realized gains and losses, as well as credit risk charges previously allocated between Other and each of the reporting segments. All segment data for prior reporting periods have been adjusted to reflect the current segment reporting.

Retail offers individual variable and fixed market value adjusted ("MVA") annuities and retail mutual funds, 529 college savings plans, Canadian and offshore investment products.

Retirement Plans provides products and services to corporations pursuant to
Section 401(k) and products and services to municipalities and not-for-profit organizations under Section 457 and 403(b) of the IRS code. Retirement Plans also offers mutual funds to institutional investors.

Institutional provides customized investment, insurance, and income solutions to select markets. Products include stable value contracts, institutional annuities (primarily terminal funding cases), variable Private Placement Life Insurance ("PPLI") owned by corporations and high net worth individuals, and mutual funds owned by institutional investors. Furthermore, Institutional offers individual products including structured settlements, single premium immediate annuities, and longevity assurance.

Individual Life sells a variety of life insurance products, including variable universal life, universal life, interest sensitive whole life and term life.

The Company includes in an Other category its leveraged PPLI product line of business; corporate items not directly allocated to any of its reporting segments; intersegment eliminations, GMIB, GMDB, GMWB, and GMAB reinsurance assumed from Hartford Life Insurance KK ("HLIKK"), a related party and subsidiary of Hartford Life, certain group benefit products, including group life and group disability insurance that is directly written by the Company and for which nearly half is ceded to its parent, HLA, as well as operations in the U.K. and a 50% owned joint venture in Brazil. The Company's European operation, Hartford Life Limited, began selling unit-linked investment bonds and pension products in the United Kingdom in April 2005. Unit-linked bonds and pension products are similar to variable annuities marketed in the United States and Japan, and are distributed through independent financial advisors. Hartford Life Limited established its operations in Dublin, Ireland with a branch office in London to help market and service its business in the United Kingdom. . The Brazil joint venture operates under the name Icatu-Hartford and distributes pension, life insurance and other insurance and savings products through broker-dealer organizations and various partnerships.

The accounting policies of the reportable operating segments are the same as those described in the summary of significant accounting policies in Note 1. The Company evaluates performance of its segments based on revenues, net income and the segment's return on allocated capital. Each operating segment is allocated corporate surplus as needed to support its business.

The following tables represent summarized financial information concerning the Company's segments.

                                                                       FOR THE YEARS ENDED
                                                                           DECEMBER 31,
                                                                2008           2007           2006
---------------------------------------------------------------------------------------------------------
REVENUES BY PRODUCT LINE
REVENUES
LIFE
 Earned premiums, fees, and other considerations
RETAIL
 Individual annuity:
 Individual variable annuity                                    $1,943         $2,225         $1,957
 Fixed / MVA Annuity                                                (5)             1              3
 Other                                                               3             --             --
 Retail mutual funds                                               736            751            580
                                                              --------       --------       --------
                                                TOTAL RETAIL     2,677          2,977          2,540
INDIVIDUAL LIFE
 Total Individual Life                                             792            771            790
 Total Individual Markets Group                                  3,469          3,748          3,330
RETIREMENT PLANS
 401(k)                                                            290            187            160
 403(b)/457                                                         48             55             52
                                                              --------       --------       --------
                                      TOTAL RETIREMENT PLANS       338            242            212
INSTITUTIONAL
 IIP                                                               929          1,018            630
 PPLI                                                              118            224            103
                                                              --------       --------       --------
                                         TOTAL INSTITUTIONAL     1,047          1,242            733
OTHER                                                              285            221            153
                                                              --------       --------       --------
         TOTAL LIFE PREMIUMS, FEES, AND OTHER CONSIDERATIONS     5,139          5,453          4,428
                                                              --------       --------       --------
 Net investment income                                           2,342          3,057          2,768
 Net realized capital losses                                    (5,763)          (934)          (298)
                                                              --------       --------       --------
                                                  TOTAL LIFE     1,718          7,576          6,898
                                                              --------       --------       --------

                                                                        FOR THE YEARS ENDED
                                                                           DECEMBER 31,
                                                                2008            2007           2006
----------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)
 Retail                                                          (1,248)          $809           $526
 Individual Life                                                    (47)           175            143
 Retirement Plans                                                  (157)            61            101
 Institutional                                                     (504)            12             72
 Other                                                           (1,598)          (171)            31
                                                              ---------       --------       --------
                                            TOTAL NET INCOME   $ (3,554)         $ 886          $ 873
                                                              ---------       --------       --------
NET INVESTMENT INCOME
 Retail                                                             755           $810           $834
 Individual Life                                                    308            331            293
 Retirement Plans                                                   342            355            326
 Institutional                                                      988          1,227            987
 Other                                                              (51)           334            328
                                                              ---------       --------       --------
                                 TOTAL NET INVESTMENT INCOME    $ 2,342        $ 3,057        $ 2,768
                                                              ---------       --------       --------
AMORTIZATION OF DEFERRED POLICY ACQUISITION AND PRESENT
 VALUE OF FUTURE PROFITS
 Retail                                                           1,347           $404           $977
 Individual Life                                                    166            117            235
 Retirement Plans                                                    91             58             (4)
 Institutional                                                       19             23             32
 Other                                                               (3)             3             (1)
                                                              ---------       --------       --------
                                   TOTAL AMORTIZATION OF DAC    $ 1,620          $ 605        $ 1,239
                                                              ---------       --------       --------
INCOME TAX EXPENSE (BENEFIT)
 Retail                                                            (894)          $213            $24
 Individual Life                                                    (36)            85             64
 Retirement Plans                                                  (132)            18             39
 Institutional                                                     (283)            (2)            28
 Other                                                             (836)           (59)            25
                                                              ---------       --------       --------
                                    TOTAL INCOME TAX EXPENSE   $ (2,181)         $ 255          $ 180
                                                              ---------       --------       --------

                                                                      DECEMBER 31,
                                                                 2008              2007
-------------------------------------------------------------------------------------------
ASSETS
 Retail                                                           $97,453          $136,604
 Individual Life                                                   13,347            15,277
 Retirement Plans                                                  22,668            28,162
 Institutional                                                     59,638            77,988
 Other                                                             14,753            11,331
                                                              -----------       -----------
                                                TOTAL ASSETS    $ 207,859         $ 269,362
                                                              -----------       -----------
DAC
 Retail                                                            $5,802            $5,317
 Individual Life                                                    3,000             2,411
 Retirement Plans                                                     877               658
 Institutional                                                        156               143
 Other                                                                109                72
                                                              -----------       -----------
                                                   TOTAL DAC       $9,944           $ 8,601
                                                              -----------       -----------
RESERVE FOR FUTURE POLICY BENEFITS
 Retail                                                            $1,337              $945
 Individual Life                                                      726               685
 Retirement Plans                                                     313               333
 Institutional                                                      7,467             6,657
 Other                                                                759               822
                                                              -----------       -----------
                    TOTAL RESERVE FOR FUTURE POLICY BENEFITS      $10,602           $ 9,442
                                                              -----------       -----------
OTHER POLICYHOLDER FUNDS
 Retail                                                           $22,122           $15,391
 Individual Life                                                    5,553             5,210
 Retirement Plans                                                   6,437             5,591
 Institutional                                                     11,249            12,455
 Other                                                              8,899             4,966
                                                              -----------       -----------
                              TOTAL OTHER POLICYHOLDER FUNDS     $ 54,260          $ 43,613
                                                              -----------       -----------

3. FAIR VALUE MEASUREMENTS

The following financial instruments are carried at fair value in the Company's consolidated financial statements: fixed maturities, equity securities, short term investments, freestanding and embedded derivatives, and separate account assets. These fair value disclosures include information regarding the valuation of the Company's guaranteed benefits products and the impact of the adoption of SFAS 157, followed by the fair value measurement and disclosure requirements of SFAS 157.

ACCOUNTING FOR GUARANTEED BENEFITS OFFERED WITH VARIABLE ANNUITIES

Many of the variable annuity contracts issued or reinsured by the Company offer various guaranteed minimum death, withdrawal, income and accumulation benefits. Those benefits are accounted for under SFAS 133 or AICPA Statement of Position No. 03-1 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). Guaranteed minimum benefits and reinsurance of guaranteed minimum benefits often meet the definition of an embedded derivative under SFAS 133 as they have notional amounts (the guaranteed balance) and underlyings (the investment fund options), they require no initial net investment and they have terms that require or permit net settlement. However, certain guaranteed minimum benefits settle only upon a single insurable event, such as death (guaranteed minimum death benefits or "GMDB") or living (life contingent portion of guaranteed minimum withdrawal benefits or "GMWB"), and as such are outside of the scope of SFAS 133 under the "insurance contract exception". Guaranteed minimum benefits that are outside of the scope of SFAS 133 or do not meet the net settlement requirements of SFAS 133 are accounted for as insurance benefits under SOP 03-1.

Guaranteed Benefits Accounted for at Fair Value Prior to SFAS 157

The non-life contingent portion of GMWBs issued by the Company meet the definition of an embedded derivative under SFAS 133, and as such are recorded at fair value with changes in fair value recorded in net realized capital gains (losses) in net income. In bifurcating the embedded derivative, the Company attributes to the derivative a portion of total fees, in basis points, to be collected from the contract holder (the "Attributed Fees"). Attributed Fees are set equal to the present value of future claims, in basis points, (excluding margins for risk) expected to be paid for the guaranteed living benefit embedded derivative at the inception of the contract. The excess of total fees collected from the contract holder over the Attributed Fees are associated with the host variable annuity contract and are recorded in fee income. In subsequent valuations, both the present value of future claims expected to be paid and the present value of Attributed Fees expected to be collected are revalued based on current market conditions and policyholder behavior assumptions. The difference between each of the two components represents the fair value of the embedded derivative.

GMWBs provide the policyholder with a guaranteed remaining balance ("GRB") if the account value is reduced to a contractually specified minimum level, through a combination of market declines and withdrawals. The GRB is generally equal to premiums less withdrawals. If the GRB exceeds the account value for any policy, the contract is "in-the-money" by the difference between the GRB and the account value.

A GMWB contract is 'in the money' if the contract holder's guaranteed remaining benefit becomes greater than the account value. As of December 31, 2008 and December 31, 2007, 88% and 19%, respectively, of all unreinsured U.S. GMWB 'in-force' contracts were 'in the money'. For contracts that were 'in the money' the Company's exposure to the guaranteed remaining benefit, after reinsurance, as of December 31, 2008 and December 31, 2007, was $ 7.4 billion and $139, respectively. However, the only ways the GMWB contract holder can monetize the excess of the GRB over the account value of the contract is upon death or if their account value is reduced to a contractually specified minimum level, through a combination of a series of withdrawals that do not exceed a specific percentage of the premiums paid per year and market declines. If the account value is reduced to the contractually specified minimum level, the contract holder will receive an annuity equal to the remaining GRB and for the Company's "life-time" GMWB products payments can continue beyond the GRB. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis and the ultimate lifetime GMWB payments can exceed the GRB, the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more or less than $ 7.4 billion. Significant declines in equity markets since December 31, 2008 have significantly increased our exposure to these guarantees.

Certain GMWBs, GMIBs and guaranteed minimum accumulation benefits ("GMAB") reinsured by the Company meet the definition a freestanding derivative, even though in-form they are reinsurance. Accordingly, the following GMWB, GMIB and GMAB reinsurance agreements are recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in net realized capital gains (losses) in net income:

- REINSURED GMIB: Effective July 31, 2006, a subsidiary of the Company, Hartford Life and Annuity Insurance Company ("HLAI"), entered into a reinsurance agreement with Hartford Life, Insurance KK ("HLIKK"), a wholly owned Japanese subsidiary of Hartford Life, Inc. ("Hartford Life"). Through this agreement, HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force, as of July 31, 2006, and prospective GMIB riders issued by HLIKK on its variable annuity business except for policies and GMIB riders issued prior to April 1, 2005. The agreement also includes GMDB on covered contracts that have an associated GMIB rider. The GMDB portion of the rider is accounted for under SOP 03-1.

- REINSURED GMAB: Effective September 30, 2007, HLAI entered into another reinsurance agreement where HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMAB riders issued by HLIKK on certain of its variable annuity business. The GMAB provides the policyholder with the GRB if the account value is less than premiums after an accumulation period, generally 10 years, and if the account value has not dropped below 80% of the initial deposit, at which point a GMIB must either be exercised or the policyholder can elect to surrender 80% of the initial deposit without a surrender charge. The GRB is generally equal to premiums less surrenders. During the fourth quarter of 2008, nearly all contractholder account values had dropped below 80% of the initial deposit, at which point the GMIB was exercised.

- REINSURED GMWB: Effective February 29, 2008, HLAI entered into a reinsurance agreement where HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMWB riders issued by HLIKK on certain variable annuity business.

The contracts underlying the GMWB, GMIB and GMAB reinsurance contracts are 'in the money' if the contract holder's GRB is greater than the account value. For contracts that were 'in the money' the Company's exposure related to GMWB, GMIB and GMAB, as of December 31, 2008 and December 31, 2007, was $4.2 billion and $130, respectively. However, for GMIB's, the only way the contract holder can monetize the excess of the GRB over the account value of the contract is upon annuitization and the amount to be paid by the Company will either be in the form of a lump sum, or over the annuity period for certain GMIB's or over the annuity period only for other GMIB's. For GMAB's the only way that the contract holder can monetize the excess of the GRB over the account value of the contract is through a lump sum payment after a ten year waiting period. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis, the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more or less than $4.2 billion. Significant declines in equity markets since December 31, 2008 have significantly increased our exposure to these guarantees.

Due to the significance of the non-observable inputs associated with pricing the reinsurance of the GMWB, GMIB and GMAB products that are free standing derivatives, the initial difference between the transaction price and the modeled value was recorded in additional paid-in capital because the reinsurance arrangements are between entities that are under common control of The Hartford Financial Services Group, Inc. ("The Hartford").

Derivatives That Hedge Capital Markets Risk for Guaranteed Minimum Benefits Accounted for as Derivatives

Changes in capital markets or policyholder behavior may increase or decrease the Company's exposure to benefits under the guarantees. The Company uses derivative transactions, including GMWB reinsurance (described below) which meets the definition of a derivative under SFAS 133 and customized derivative transactions, to mitigate some of that exposure. Derivatives are recorded at fair value with changes in fair value recorded in net realized capital gains (losses) in net income.

GMWB Reinsurance

The Company has entered into reinsurance arrangements to offset a portion of its exposure to the GMWB for the remaining lives of covered contracts. Reinsurance contracts covering GMWB are considered freestanding derivatives that are recorded at fair value, with changes in fair value recorded in net realized gains/losses in net income.

Customized Derivatives

The Company has entered into customized swap contracts to hedge certain risk components for the remaining term of certain blocks of non-reinsured U.S. GMWB riders. These customized derivative contracts provide protection from capital markets risks based on policyholder behavior assumptions specified by the Company at the inception of the derivative transactions. Due to the significance of the non-observable inputs associated with pricing swap contracts entered into in 2007, the initial difference between the transaction price and modeled value of $51 was deferred in accordance with EITF 02-3 and included in other assets in the condensed consolidated balance sheets. The swap contract entered into in 2008 resulted in a loss at inception of approximately $20 before the effects of DAC amortization and income taxes, as market values on similar instruments were lower than the transaction price.

Other Derivative Instruments

The Company uses other hedging instruments to hedge its unreinsured GMWB exposure. These instruments include interest rate futures and swaps, variance swaps, S&P 500 and NASDAQ index put options and futures contracts. The Company also uses EAFE Index swaps to hedge GMWB exposure to international equity markets. The Company also utilizes option contracts as well as futures contracts to partially economically hedge the statutory reserve impact of equity risk arising primarily from GMDB and GMWB obligations against a decline in the equity markets.

ADOPTION OF SFAS 157 FOR GUARANTEED BENEFITS OFFERED WITH VARIABLE ANNUITIES THAT ARE REQUIRED TO BE FAIR VALUED

Fair values for GMWB embedded derivatives, reinsured GMWB, GMIB and GMAB freestanding derivatives, reinsurance of GMWB and customized derivatives that hedge certain equity markets exposure for GMWB contracts are calculated based upon internally developed models because active, observable markets do not exist for those items. Below is a description of the Company's fair value methodologies for guaranteed benefit liabilities, the related reinsurance and customized derivatives, all accounted for under SFAS 133, prior to the adoption of SFAS 157 and subsequent to adoption of SFAS 157.

Pre-SFAS 157 Fair Value

Prior to January 1, 2008, the Company used the guidance prescribed in SFAS 133 and other related accounting literature on fair value which represented the amount for which a financial instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties. However, under that accounting literature, when an estimate of fair value was made for liabilities where no market observable transactions existed for that liability or similar liabilities, market risk margins were only included in the valuation if the margin was identifiable, measurable and significant. If a reliable estimate of market risk margins was not obtainable, the present value of expected future cash flows under a risk neutral framework, discounted at the risk free rate of interest, was the best available estimate of fair value in the circumstances ("Pre-SFAS 157 Fair Value").

The Pre-SFAS 157 Fair Value was calculated based on actuarial and capital market assumptions related to projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior such as lapses, fund selection, resets and withdrawal utilization (for the customized derivatives, policyholder behavior is prescribed in the derivative contract). Because of the dynamic and complex nature of these cash flows, best estimate assumptions and a Monte Carlo stochastic process involving the generation of thousands of scenarios that assume risk neutral returns consistent with swap rates and a blend of observable implied index volatility levels were used. Estimating these cash flows involved numerous estimates and subjective judgments including those regarding expected markets rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior. At each valuation date, the Company assumed expected returns based on:

-   risk-free rates as represented by the current LIBOR forward curve rates;

- forward market volatility assumptions for each underlying index based primarily on a blend of observed market "implied volatility" data;

- correlations of market returns across underlying indices based on actual observed market returns and relationships over the ten years preceding the valuation date;

-   three years of history for fund regression; and

- current risk-free spot rates as represented by the current LIBOR spot curve to determine the present value of expected future cash flows produced in the stochastic projection process.

As many guaranteed benefit obligations are relatively new in the marketplace, actual policyholder behavior experience is limited. As a result, estimates of future policyholder behavior are subjective and based on analogous internal and external data. As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions for this component of the fair value model.

Fair Value Under SFAS 157

The Company's SFAS 157 fair value is calculated as an aggregation of the following components: Pre-SFAS 157 Fair Value; Actively-Managed Volatility Adjustment; Credit Standing Adjustment; Market Illiquidity Premium and Behavior Risk Margin. The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants, including reinsurance discussions and transactions. The Company believes the aggregation of each of these components, as necessary and as reconciled or calibrated to the market information available to the Company, results in an amount that the Company would be required to transfer, for a liability or receive for an asset, to market participants in an active liquid market, if one existed, for those market participants to assume the risks associated with the guaranteed minimum benefits and the related reinsurance and customized derivatives required to be fair valued. The SFAS 157 fair value is likely to materially diverge from the ultimate settlement of the liability as the Company believes settlement will be based on our best estimate assumptions rather than those best estimate assumptions plus risk margins. In the absence of any transfer of the guaranteed benefit liability to a third party, the release of risk margins is likely to be reflected as realized gains in future periods' net income. Each of the components described below are unobservable in the market place and require subjectivity by the Company in determining their value.

- ACTIVELY-MANAGED VOLATILITY ADJUSTMENT. This component incorporates the basis differential between the observable index implied volatilities used to calculate the Pre-SFAS 157 component and the actively-managed funds underlying the variable annuity product. The Actively-Managed Volatility Adjustment is calculated using historical fund and weighted index volatilities.

- CREDIT STANDING ADJUSTMENT. This component makes an adjustment that market participants would make to reflect the risk that guaranteed benefit obligations or the GMWB reinsurance recoverables will not be fulfilled ("nonperformance risk"). SFAS 157 explicitly requires nonperformance risk to be reflected in fair value. The Company calculates the Credit Standing Adjustment by using default rates provided by rating agencies, adjusted for market recoverability, reflecting the long-term nature of living benefit obligations and the priority of payment on these obligations versus long-term debt.

- MARKET ILLIQUIDITY PREMIUM. This component makes an adjustment that market participants would require to reflect that guaranteed benefit obligations are illiquid and have no market observable exit prices in the capital markets.

- BEHAVIOR RISK MARGIN. This component adds a margin that market participants would require for the risk that the Company's assumptions about policyholder behavior used in the Pre-SFAS 157 model could differ from actual experience. The Behavior Risk Margin is calculated by taking the difference between adverse policyholder behavior assumptions and the best estimate assumptions used in the Pre-SFAS 157 model using interest rate and volatility assumptions that the Company believes market participants would use in developing risk margins.

SFAS 157 Transition

The Company applied the provisions of SFAS 157 prospectively to financial instruments that are recorded at fair value including guaranteed living benefits that are required to be fair valued. The Company also applied the provisions of SFAS 157 using limited retrospective application (i.e., cumulative effect adjustment through opening retained earnings) to certain customized derivatives historically measured at fair value in accordance with EITF 02-3.

The impact on January 1, 2008 of adopting SFAS 157 for guaranteed benefits accounted for under SFAS 133 and the related reinsurance, was a reduction to net income of $311, after the effects of DAC amortization and income taxes.

Moreover, the adoption of SFAS 157 has resulted in lower variable annuity fee income for new business issued in 2008 as Attributed Fees have increased consistent with incorporating additional risk margins and other indicia of "exit value" in the valuation of the embedded derivative. The level of Attributed Fees for new business each quarter also depends on the level of equity index volatility, as well as other factors, including interest rates. As equity index volatility has risen, interest rates have declined, and the Company adopted SFAS 157, the fees ascribed to the new business cohorts issued in 2008 have risen to levels above the rider fee for most products. The extent of any excess of Attributed Fee over rider fee will vary by product.

The Company also recognized a decrease in opening retained earnings of $51 in relation to the loss deferred in accordance with EITF 02-3 on customized derivatives purchased in 2007, and used to hedge a portion of the U.S. GMWB risk. In addition, the change in value of the customized derivatives due to the initial adoption of SFAS 157 of $41 was recorded as an increase in opening retained earnings with subsequent changes in fair value recorded in net realized capital gains (losses) in net income. After amortization of DAC and the effect of income taxes, the impact on opening retained earnings is a decrease of $3.

The Company's adoption of SFAS 157 did not materially impact the fair values of other financial instruments, including, but not limited to, other derivative instruments used to hedge guaranteed minimum benefits.

The SFAS 157 transition amounts, before the effects of DAC amortization and income taxes, as of January 1, 2008 are shown below by type of guaranteed benefit liability and derivative asset.

                                                                                                              TRANSITION
                                                                 SFAS 157           PRE-SFAS 157            ADJUSTMENT GAIN
                                                                FAIR VALUE           FAIR VALUE                 (LOSS)
                                                             ASSET (LIABILITY)    ASSET (LIABILITY)      [BEFORE DAC AND TAX]
---------------------------------------------------------------------------------------------------------------------------------
GUARANTEED BENEFITS
U.S. GUARANTEED MINIMUM WITHDRAWAL BENEFITS                        $(1,114)              $(553)                   $(561)
NON-LIFE CONTINGENT PORTION OF "FOR LIFE" GUARANTEED
 MINIMUM WITHDRAWAL BENEFITS
 U.S. Riders                                                          (319)               (154)                    (165)
 International Riders                                                  (17)                 (7)                     (10)
                                                                 ---------             -------                  -------
                                                     TOTAL            (336)               (161)                    (175)
                                                                 ---------             -------                  -------
REINSURED GUARANTEED LIVING BENEFITS
 Guaranteed Minimum Income Benefits                                   (220)                (72)                    (148)
 Guaranteed Minimum Accumulation Benefits                              (22)                  2                      (24)
                                                                 ---------             -------                  -------
                                                     TOTAL            (242)                (70)                    (172)
                                                                 ---------             -------                  -------
                                 TOTAL GUARANTEED BENEFITS          (1,692)               (784)                    (908)
                                                                 ---------             -------                  -------
GMWB REINSURANCE                                                       238                 128                      110
                                                                 ---------             -------                  -------
                                                     TOTAL         $(1,454)              $(656)                   $(798)
                                                                 ---------             -------                  -------

The transition adjustment as of January 1, 2008 was comprised of the following amounts by transition component:

                                                              TRANSITION
                                                              ADJUSTMENT
                                                              GAIN (LOSS)
                                                            [BEFORE TAX AND
                                                           DAC AMORTIZATION]
--------------------------------------------------------------------------------
Actively-Managed Volatility Adjustment                            $(100)
Credit Standing Adjustment                                            5
Market Illiquidity Premium                                         (262)
Behavior Risk Margin                                               (441)
                                                                -------
  TOTAL SFAS 157 TRANSITION ADJUSTMENT BEFORE TAX AND
                                     DAC AMORTIZATION             $(798)
                                                                -------

Fair Value Disclosures

The following section applies the SFAS 157 fair value hierarchy and disclosure requirements to the Company's financial instruments that are carried at fair value. SFAS 157 establishes a fair value hierarchy that prioritizes the inputs in the valuation techniques used to measure fair value into three broad Levels (Level 1, 2, and 3).

Level 1 Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date. Level 1 securities include highly liquid U.S. Treasury securities, money market funds, certain mortgage-backed securities, and exchange traded equity and derivative securities.

Level 2 Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Most debt securities and some preferred stocks are model priced by vendors using observable inputs and are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including interest rate, foreign currency and certain credit swap contracts.

Level 3 Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Level 3 securities include less liquid securities such as highly structured and/or lower quality asset-backed securities ("ABS") and commercial mortgage- backed securities ("CMBS"), including ABS backed by sub-prime loans, and private placement debt and equity securities. Embedded derivatives and complex derivatives securities, including equity derivatives, longer dated interest rate swaps and certain complex credit derivatives are also included in Level 3. Because Level 3 fair values, by their nature, contain unobservable market inputs as there is no observable market for these assets and liabilities, considerable judgment is used to determine the SFAS 157 Level 3 fair values. Level 3 fair values represent the Company's best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

The following table presents the Company's assets and liabilities that are carried at fair value by SFAS 157 hierarchy levels, as of December 31, 2008:

                                                                      QUOTED PRICES
                                                                        IN ACTIVE
                                                                       MARKETS FOR           SIGNIFICANT          SIGNIFICANT
                                                                        IDENTICAL            OBSERVABLE          UNOBSERVABLE
                                                                         ASSETS                INPUTS               INPUTS
                                                   TOTAL                (LEVEL 1)             (LEVEL 2)            (LEVEL 3)
---------------------------------------------------------------------------------------------------------------------------------
ASSETS ACCOUNTED FOR AT FAIR VALUE ON A
 RECURRING BASIS
Fixed maturities, available-for-sale                $39,560                 $3,502              $27,316               $8,742
Equity securities, held for trading                   1,634                  1,634                   --                   --
Equity securities, available-for-sale                   434                    148                  227                   59
Other investments
 Other derivatives used to hedge U.S. GMWB              600                     --                   13                  587
 Other derivatives (1)                                  522                     --                  588                  (66)
                                                -----------            -----------            ---------            ---------
                       TOTAL OTHER INVESTMENTS        1,122                     --                  601                  521
Short-term investments                                5,742                  4,030                1,712                   --
Reinsurance recoverables                              1,302                     --                   --                1,302
Separate account assets (2),(5)                     126,367                 94,394               31,187                  786
                                                -----------            -----------            ---------            ---------
 TOTAL ASSETS ACCOUNTED FOR AT FAIR VALUE ON A
                               RECURRING BASIS     $176,161               $103,708              $61,043              $11,410
                                                -----------            -----------            ---------            ---------
LIABILITIES ACCOUNTED FOR AT FAIR VALUE ON A
 RECURRING BASIS
Other policyholder funds and benefits payable
U.S. GMWB                                           $(6,526)                  $ --                 $ --              $(6,526)
U.K. GMWB                                               (64)                    --                   --                  (64)
Reinsured Japan GMIB                                 (2,581)                    --                   --               (2,581)
Reinsured Japan GMAB                                     (1)                    --                   --                   (1)
Reinsured Japan GMWB                                    (34)                    --                   --                  (34)
Institutional Notes                                     (41)                    --                   --                  (41)
Equity Linked Notes                                      (8)                    --                   --                   (8)
Total other policyholder funds and benefits
 payable                                             (9,255)                    --                   --               (9,255)
 Customized derivatives used to hedge U.S.
  GMWB                                                  941                     --                   --                  941
 Other derivatives used to hedge U.S. GMWB            1,123                     --                   14                1,109
 Macro hedge program                                    137                     --                   --                  137
 Other investments                                        5                     --                  173                 (168)
Total Other liabilities                               2,206                     --                  187                2,019
Consumer notes (4)                                       (5)                    --                   --                   (5)
                                                -----------            -----------            ---------            ---------
 TOTAL LIABILITIES ACCOUNTED FOR AT FAIR VALUE
                          ON A RECURRING BASIS      $(7,054)                    --                 $187              $(7,241)
                                                -----------            -----------            ---------            ---------

(1) Includes over-the-counter derivative instruments in a net asset value position which may require the counterparty to pledge collateral to the Company. At December 31, 2008, $507 was the amount of cash collateral liability that was netted against the derivative asset value on the condensed consolidated balance sheet, and is excluded from the table above. See footnote 3 below for derivative liabilities.

(2) Pursuant to the conditions set forth in SOP 03-1, the value of separate account liabilities is set to equal the fair value for separate account assets.

(3) Includes over-the-counter derivative instruments in a net negative market value (derivative liability). In the SFAS 157 Level 3 roll forward table included below in this Note, the derivative asset and liability are referred to as "freestanding derivatives" and are presented on a net basis.

(4) Represents embedded derivatives associated with non-funding agreement-backed consumer equity-linked notes.

(5) Excludes approximately $3 billion of investment sales receivable net of investment purchases payable that are not subject to SFAS 157.

In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g., changes in risk assumptions) inputs are used in the determination of fair values that the

Company has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs.

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the "exit price" notion of SFAS 157 reflect market-participant objectives and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines fair value based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company's credit standing, liquidity and, where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments listed in the above table.

Fixed Maturity, Short-Term and Equity Securities, Available-for-Sale

The fair value for fixed maturity, short term, and equity securities, available-for-sale, is determined by management after considering one of three primary sources of information: third party pricing services, independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flows and prepayments speeds. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third party pricing services normally derive the security prices through recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Included in the pricing of ABS, collateralized mortgage obligations ("CMOs"), and mortgage-backed securities ("MBS") are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

Prices from third party pricing services are often unavailable for securities that are rarely traded or traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding. A pricing matrix is used to price securities for which the Company is unable to obtain either a price from a third party pricing service or an independent broker quotation. The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, as assigned by a knowledgeable private placement broker, incorporate the issuer's credit rating and a risk premium, if warranted, due to the issuer's industry and the security's time to maturity. The issuer-specific yield adjustments, which can be positive or negative, are updated twice per year, as of June 30 and December 31, by the private placement broker and are intended to adjust security prices for issuer-specific factors. The Company assigns a credit rating to these securities based upon an internal analysis of the issuer's financial strength.

The Company performs a monthly analysis on the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and on-going review of third party pricing services methodologies, review of pricing statistics and trends, back testing recent trades, and monitoring of trading volumes. In addition, the Company ensures whether prices received from independent brokers represent a reasonable estimate of fair value through the use of internal and external cash flow models developed based on spreads, and when available, market indices. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the available market data, the price received from the third party is adjusted accordingly. At December 31, 2008, the Company made fair value determinations which lowered prices received from third party pricing services and brokers by a total of $92. The securities adjusted had an amortized cost and fair value after adjustment of $472 and $165, respectively, and were primarily CMBS securities.

In accordance with SFAS 157, the Company has analyzed the third party pricing services valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate SFAS 157 fair value hierarchy level based upon trading activity and the observability of market inputs. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third party pricing services are classified into Level 2 because the inputs used in pricing the securities are market observable.

Due to a general lack of transparency in the process that the brokers use to develop prices, most valuations that are based on brokers' prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated. Internal matrix-priced securities, primarily consisting of certain private placement debt, are also classified as Level 3. The matrix pricing of certain private placement debt includes significant non-observable inputs, the internally determined credit rating of the security and an externally provided credit spread.

The following table presents the fair value of the significant asset sectors within the SFAS 157 Level 3 securities classification as of December 31, 2008.

                                                                                    % OF TOTAL
                                                                 FAIR VALUE         FAIR VALUE
--------------------------------------------------------------------------------------------------
ABS
 Below Prime                                                         1,405               16.0%
 Collateralized Loan Obligations (CLOs)                              1,570               17.8%
 Other                                                                 443                5.0%
Corporate
 Matrix priced private placements                                    3,038               34.5%
 Other                                                               1,383               15.7%
Commercial mortgage-backed securities ("CMBS")                         659                7.5%
Preferred stock                                                         48                0.6%
Other                                                                  255                2.9%
                                                                   -------            -------
                                    TOTAL LEVEL 3 SECURITIES         8,801              100.0%
                                                                   -------            -------

- ABS below prime primarily represents sub-prime and Alt-A securities which are classified as Level 3 due to the lack of liquidity in the market.

- ABS CLOs represent senior secured bank loan CLOs which are primarily priced by independent brokers.

-   ABS Other primarily represents broker priced securities.

- Corporate-matrix priced represents private placement securities that are thinly traded and priced using a pricing matrix which includes significant non-observable inputs.

- Corporate- other primarily represents broker-priced public securities and private placement securities qualified for sale under rule 144a and long-dated fixed maturities where the term of significant inputs may not be sufficient to be deemed observable.

- CMBS primarily represents CMBS bonds and commercial real estate collateralized debt obligations ("CRE CDOs") which were either fair valued by the Company or by independent brokers due to the illiquidity of this sector.

- Preferred stock primarily represents lower quality preferred securities that are less liquid due to market conditions.

DERIVATIVE INSTRUMENTS, INCLUDING EMBEDDED DERIVATIVES WITHIN INVESTMENTS

Derivative instruments are reported on the consolidated balance sheets at fair value and are reported in Other Investments and Other Liabilities. Embedded derivatives are reported with the host instruments on the consolidated balance sheet. Derivative instruments are fair valued using pricing valuation models, which utilize market data inputs or independent broker quotations. Excluding embedded derivatives, as of December 31, 2008, 95% of derivatives, based upon notional values, were priced by valuation models, which utilize independent market data. The remaining derivatives were priced by broker quotations. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs used to value derivatives include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest and equity volatility and equity index levels. The Company performs a monthly analysis on derivative valuations which includes both quantitative and qualitative analysis. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, back testing recent trades, analyzing the impacts of changes in the market environment and review of changes in market value for each derivative including those derivatives priced by brokers.

Derivative instruments classified as Level 1 include futures and certain option contracts which are traded on active exchange markets.

Derivative instruments classified as Level 2 primarily include interest rate, currency and certain credit default swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options and swaps, interest rate derivatives which have interest rate optionality, certain credit default swaps, and long-dated interest rate swaps. Also included in Level 3 classification for derivatives are customized equity swaps that partially hedge the U.S. GMWB liabilities. Additional information on the customized transactions is provided under the "Accounting for Guaranteed Benefits Offered With Variable Annuities" section of this Note 3. These derivative instruments are valued using pricing models which utilize both observable and unobservable inputs and, to a lesser extent, broker quotations. A derivative instrument containing

Level 1 or Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has as least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated assets and liabilities. Therefore the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities.

U.S. GMWB REINSURANCE DERIVATIVE

The fair value of the U.S. GMWB reinsurance derivative is calculated as an aggregation of the components described in the SFAS 157 Transition section of this Note 3. The fair value of the U.S. GMWB reinsurance derivative is modeled using significant unobservable policyholder behavior inputs, identical to those used in calculating the underlying liability such as lapses, fund selection, resets and withdrawal utilization, and risk margins. As a result, the U.S. GMWB reinsurance derivative is categorized as Level 3.

SEPARATE ACCOUNT ASSETS

Separate account assets are primarily invested in mutual funds but also have investments in fixed maturity and equity securities. The separate account investments are valued in the same manner, and using the same pricing sources and inputs, as the fixed maturity, equity security, and short-term investments of the Company. Open-ended mutual funds are included in Level 1. Most debt securities and short-term investments are included in Level 2. Level 3 assets include less liquid securities, such as highly structured and/or lower quality ABS and CMBS, ABS backed by sub-prime loans, and any investment priced solely by broker quotes.

GMWB EMBEDDED DERIVATIVES AND REINSURED GMWB, GMAB AND GMIB FREE-STANDING DERIVATIVES (IN OTHER POLICYHOLDER FUNDS AND BENEFITS PAYABLE)

The fair value of GMWB embedded derivative and reinsured GMWB, GMAB and GMIB free-standing derivatives, reported in Other Policyholder Funds and Benefits Payable on the Company's consolidated balance sheet, are calculated as an aggregation of the components described in the SFAS 157 Transition section of this Note 3. The fair value of those derivatives are modeled using significant unobservable policyholder behavior inputs, such as lapses, fund selection, resets and withdrawal utilization, and risk margins. As a result, the GMWB embedded derivatives and reinsured GMWB, GMAB and GMAB free-standing derivatives are categorized as Level 3.

Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)

The tables below provide a fair value rollforward for the year ending December 31, 2008 for the financial instruments for which significant unobservable inputs (Level 3) are used in the fair value measurement on a recurring basis. The Company classifies the fair values of financial instruments within Level 3 if there are no observable markets for the instruments or, in the absence of active markets, the majority of the inputs used to determine fair value are based on the Company's own assumptions about market participant assumptions. However, the Company prioritizes the use of market-based inputs over entity-based assumptions in determining Level 3 fair values in accordance with SFAS 157. Therefore, the gains and losses in the tables below include changes in fair value due partly to observable and unobservable factors.

ROLL-FORWARD OF FINANCIAL INSTRUMENTS MEASURED AT FAIR VALUE ON A RECURRING BASIS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3) FOR THE TWELVE MONTHS FROM JANUARY 1, 2008 TO DECEMBER 31, 2008

                                                             REALIZED/UNREALIZED
                                        SFAS 157                GAINS (LOSSES)
                                       FAIR VALUE                INCLUDED IN:               PURCHASES,
                                          AS OF          NET                                ISSUANCES,
                                       JANUARY 1,       INCOME                                  AND
                                          2008         (2),(3)            AOCI (5)          SETTLEMENTS
----------------------------------------------------------------------------------------------------------
ASSETS
Fixed maturities                         $13,558         $(659)            $(3,382)              $526
Equity securities,
 available-for-sale                          563             1                 (27)                 3
Freestanding derivatives (4)
 Customized derivatives used to
  hedge U.S. GMWB                             91           850                  --                 --
 Other freestanding derivatives
  used to hedge U.S. GMWB                    564         1,161                  --                (29)
 Macro hedge program                          18            85                  --                 34
 Other freestanding derivatives             (303)         (316)                 16                271
Total Freestanding Derivatives               370         1,780                  16                276
Reinsurance recoverable
 (1),(2),(9)                                 238           962                  --                102
Separate accounts (6)                        701          (204)                 --                (26)
                                         -------       -------             -------            -------
SUPPLEMENTAL ASSET INFORMATION:
Total freestanding derivatives
 used to hedge U.S. GMWB including
 those in Levels 1, 2 and 3 (10)             643         3,374                  --             (1,353)
                                         -------       -------             -------            -------
LIABILITIES
Other policyholder funds and
 benefits payable accounted for at
 fair value (2)
 U.S. GMWB                               $(1,433)      $(4,967)               $ --              $(126)
 U.K. GMWB                                   (17)          (56)                 13                 (4)
 Reinsured Japan GMIB                       (220)       (2,000)               (256)              (105)
 Reinsured Japan GMWB                         --           (28)                 (3)                (3)
 Reinsured Japan GMAB                        (22)           32                  (2)                (9)
 Institutional Notes                         (24)          (17)                 --                 --
 Equity Linked Notes                         (21)           13                  --                 --
Total other policyholder funds and
 benefits payable accounted for at
 fair value (2)                           (1,737)       (7,023)               (248)              (247)
Consumer notes                                (5)            5                  --                 (5)
                                         -------       -------             -------            -------
SUPPLEMENTAL INFORMATION:
Net U.S. GMWB (Embedded
 derivatives, freestanding
 derivatives including those in
 Levels 1, 2 and 3 and reinsurance
 recoverable) (8)                           (552)         (631)                 --             (1,377)
                                         -------       -------             -------            -------

                                                                             CHANGES IN
                                                                             UNREALIZED
                                                                           GAINS (LOSSES)
                                                                           INCLUDED IN NET
                                                                           INCOME RELATED
                                                           SFAS 157         TO FINANCIAL
                                      TRANSFERS IN        FAIR VALUE         INSTRUMENTS
                                         AND/OR              AS OF          STILL HELD AT
                                        (OUT) OF         DECEMBER 31,       DECEMBER 31,
                                       LEVEL 3 (7)           2008             2008 (3)
----------------------------------  -------------------------------------------------------
ASSETS
Fixed maturities                         $(1,301)            $8,742              $(515)
Equity securities,
 available-for-sale                         (481)                59                 (2)
Freestanding derivatives (4)
 Customized derivatives used to
  hedge U.S. GMWB                             --                941                850
 Other freestanding derivatives
  used to hedge U.S. GMWB                     --              1,696              1,043
 Macro hedge program                          --                137                102
 Other freestanding derivatives               98               (234)              (225)
Total Freestanding Derivatives                98              2,540              1,770
Reinsurance recoverable
 (1),(2),(9)                                  --              1,302                962
Separate accounts (6)                        315                786                (73)
                                         -------            -------            -------
SUPPLEMENTAL ASSET INFORMATION:
Total freestanding derivatives
 used to hedge U.S. GMWB including
 those in Levels 1, 2 and 3 (10)              --              2,664              3,374
                                         -------            -------            -------
LIABILITIES
Other policyholder funds and
 benefits payable accounted for at
 fair value (2)
 U.S. GMWB                                  $ --            $(6,526)           $(4,967)
 U.K. GMWB                                    --                (64)               (56)
 Reinsured Japan GMIB                         --             (2,581)            (2,000)
 Reinsured Japan GMWB                         --                (34)               (28)
 Reinsured Japan GMAB                         --                 (1)                32
 Institutional Notes                          --                (41)               (17)
 Equity Linked Notes                          --                 (8)                13
Total other policyholder funds and
 benefits payable accounted for at
 fair value (2)                               --             (9,255)            (7,023)
Consumer notes                                --                 (5)                 5
                                         -------            -------            -------
SUPPLEMENTAL INFORMATION:
Net U.S. GMWB (Embedded
 derivatives, freestanding
 derivatives including those in
 Levels 1, 2 and 3 and reinsurance
 recoverable) (8)                             --             (2,560)              (631)
                                         -------            -------            -------

(1) The January 1, 2008 fair value of $238 includes the pre-SFAS 157 fair value of $128 and transitional adjustment of $110.

(2) The Company classifies all the gains and losses on GMWB reinsurance derivatives and GMWB embedded derivatives and reinsured GMWB, GMIB and GMAB free standing derivatives as unrealized gains/losses for purposes of disclosure in this table because it is impracticable to track on a contract-by-contract basis the realized gains/ losses for these derivatives and embedded derivatives.

(3) All amounts in these columns are reported in net realized capital gains/losses, except for $6 for the twelve months ending December 31, 2008, which is reported in benefits, losses and loss adjustment expenses. All amounts are before income taxes and amortization of DAC.

(4) The freestanding derivatives, excluding reinsurance derivatives instruments, are reported in this table on a net basis for asset/(liability) positions and reported on the consolidated balance sheet in other investments and other liabilities.

(5) AOCI refers to "Accumulated other comprehensive income" in the consolidated statement of changes in stockholder's equity. All amounts are before income taxes and amortization of DAC.

(6) The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(7) Transfers in and/or (out) of Level 3 during the twelve months ended December 31, 2008 are attributable to a change in the availability of market observable information for individual securities within respective categories.

(8) The net loss on U.S. GMWB since January 1, 2008 was primarily related to liability model assumption updates for mortality in the first quarter and market-based hedge ineffectiveness due to extremely volatile capital markets in the second half of 2008.

(9) During July 2008, the Company reinsured, with a third party, U.S. GMWB risks associated with approximately $7.8 billion of account value sold between 2003 and 2006. The reinsurance agreement is an 80% quota-share agreement. The third party's financial strength is rated A+ by A.M. Best, AA- by Standard and Poor's and Aa2 by Moody's. The reinsurance agreement will be accounted for as a freestanding derivative.

(10) The 'Purchases, issuances, and settlements' primarily relates to the receipt of cash on futures and option contracts classified as Level 1 and interest rate, currency and credit default swaps classified as Level 2.

For comparative and informational purposes only, the following tables rollforward the customized and freestanding derivatives used to hedge US GMWB, the reinsurance recoverable for US GMWB and the embedded derivatives reported in other policyholder funds and benefits payable for the year ended December 31, 2007. The fair value amounts in these following tables are the Pre-SFAS 157 fair values.

ROLL-FORWARD FOR THE TWELVE MONTHS FROM JANUARY 1, 2007 TO DECEMBER 31, 2007

                                                                        TOTAL
                                                                 REALIZED/UNREALIZED
                                           FAIR VALUE AS OF         GAINS (LOSSES)           PURCHASES,        FAIR VALUE AS OF
                                              JANUARY 1,             INCLUDED IN:          ISSUANCES, AND        DECEMBER 31,
                                                 2007                 NET INCOME            SETTLEMENTS              2007
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Customized derivatives used to hedge US
 GMWB                                             $ --                     $50                   $ --                  $50
Other freestanding derivatives used to
 hedge US GMWB                                     346                     198                     48                  592
Reinsurance recoverable for US GMWB                (22)                    127                     23                  128
LIABILITIES
Other policyholder funds and benefits
 payable accounted for at fair value US
 GMWB                                              $53                   $(661)                  $(99)               $(707)
 U.K. GMWB                                          --                      (8)                    --                   (8)
 Reinsured Japan GMIB                              119                    (159)                   (32)                 (72)
 Reinsured Japan GMAB                               --                       3                     (1)                   2
 Institutional Notes                                 4                     (28)                    --                  (24)
 Equity Linked Notes                                --                       1                    (22)                 (21)
Total other policyholder funds and
 benefits payable accounted for at fair
 value                                             176                    (852)                  (154)                (830)
SUPPLEMENTAL INFORMATION:
Net US GMWB (Embedded derivative,
 freestanding derivatives and
 reinsurance recoverable) (1)                      377                    (286)                   (28)                  63
                                                 -----                  ------                 ------               ------

(1) The net loss on US GMWB was primarily due to liability model assumption updates made during the second and third quarter to reflect newly reliable market inputs for volatility and model refinements.

The following table summarizes the notional amount and fair value of freestanding derivatives in other investments, reinsurance recoverables, embedded derivatives in other policyholder funds and benefits payable and consumer notes as of December 31, 2008, and December 31, 2007. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and are not necessarily reflective of credit risk. The fair value amounts of derivative assets and liabilities are presented on a net basis in the following table.

                                                                    DECEMBER 31, 2008                 DECEMBER 31, 2007
                                                                NOTIONAL           FAIR          NOTIONAL              FAIR
                                                                 AMOUNT            VALUE          AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
Reinsurance recoverables for U.S. GMWB (1)                         $11,437          $1,302          $6,579              $128
Customized derivatives used to hedge U.S. GMWB (2)                  10,464             941          12,784                50
Freestanding derivatives used to hedge U.S. GMWB                     8,156           1,723           8,573               592
U.S. GMWB (3)                                                       46,734          (6,526)         44,852              (707)
U.K. GMWB (3)                                                        1,672             (64)          1,048                (8)
Reinsured Japan GMIB (4)                                            20,062          (2,581)         15,297               (72)
Reinsured Japan GMWB (3)                                               361             (34)             --                --
Reinsured Japan GMAB (5)                                               130              (1)          2,768                 2
Macro hedge program (6)                                              2,188             137             661                18
Consumer Notes                                                          70              (5)             19                (5)
Equity Linked Notes                                                     55              (8)             50               (21)
                                                               -----------       ---------       ---------            ------
                                                        TOTAL     $101,329         $(5,116)        $92,631              $(23)
                                                               -----------       ---------       ---------            ------

The decrease in the net fair value of the derivative instruments in the table above was primarily due to the adoption of SFAS 157 and the net effects of capital market movements during 2008.

(1) The increase in notional amount of the reinsurance recoverables for U.S. GMWB was primarily due to the execution of a reinsurance transaction in July 2008.

(2) The decrease in notional amount of customized derivatives used to hedge U.S. GMWB was primarily due to current market conditions causing policyholder account values to decrease. The notional on these customized derivatives is the policyholder account value.

(3) The increase in notional amount of embedded derivatives associated with GMWB riders is primarily due to additional product sales.

(4) The increase in notional amount of the internal reinsurance associated with GMIB was primarily due to the strengthening of the yen as compared to the U.S. dollar.

(5) The decrease in notional amount of the Japan GMAB embedded derivative is primarily due to a significant decline in the equity markets triggering policyholders to elect the GMIB feature or lump sum payout in Japan's 3Win product.

(6) The increase in notional amount of the macro hedge is primarily due to the rebalancing of the Company's risk management program to place a greater relative emphasis on the protection of statutory surplus.

Financial Instruments Not Carried at Fair Value

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", requires additional disclosure of fair value information of financial instruments. The following include disclosures for other financial instruments not carried at fair value and not included in above FAS 157 discussion.

The carrying amounts and fair values of the Company's financial instruments not carried at fair value, at December 31, 2008 and 2007 were as follows:

                                                         2008                                 2007
                                               CARRYING               FAIR          CARRYING               FAIR
                                                Amount                Value          Amount                Value
------------------------------------------------------------------------------------------------------------------
ASSETS
 Policy loans                                     $2,154               $2,366          $2,016               $2,061
 Mortgage loans on real estate                     4,896                4,265           4,166                4,169
LIABILITIES
 Other policyholder funds and benefits
  payable (1)                                    $14,421               14,158         $15,148              $15,097
 Consumer Notes                                    1,210                1,188             804                  809
                                               ---------            ---------       ---------            ---------

(1) Excludes group accident and health and universal life insurance contracts, including corporate owned life insurance.

- Fair value for policy loans and consumer notes were estimated using discounted cash flow calculations.

- Fair values for mortgage loans on real estate were estimated using discounted cash flow calculations based on current incremental lending rates for similar type loans.

Other policyholder funds and benefits payable, not carried at fair value and not included in above FAS 157 fair value information, is determined by estimating future cash flows, discounted at the current market rate.

4. INVESTMENTS AND DERIVATIVE INSTRUMENTS

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                      2008            2007           2006
--------------------------------------------------------------------------------
COMPONENTS OF NET INVESTMENT
 INCOME
Fixed maturities (1)                   $2,458         $2,714         $2,464
Equity securities,
 available-for-sale                        65             54             31
Equity securities, held for
 trading                                 (246)             1             16
Mortgage loans                            251            227            126
Policy loans                              136            132            140
Limited partnerships and other
 alternative investments                 (224)           112             67
Other investments                         (33)          (120)           (21)
                                    ---------       --------       --------
Gross investment income                 2,407          3,120          2,823
Less: Investment expenses                  65             63             55
                                    ---------       --------       --------
             NET INVESTMENT INCOME     $2,342         $3,057         $2,768
                                    ---------       --------       --------
COMPONENTS OF NET REALIZED CAPITAL
 GAINS (LOSSES)
Fixed maturities                      $(1,737)         $(248)         $(105)
Equity securities                        (166)           (46)            (3)
Foreign currency transaction
 remeasurements                          (450)           102             18
Derivatives and other (2)              (3,410)          (742)          (208)
                                    ---------       --------       --------
        NET REALIZED CAPITAL GAINS
                          (LOSSES)    $(5,763)         $(934)         $(298)
                                    ---------       --------       --------

(1)  Includes income on short-term bonds.

(2) Primarily consists of changes in fair value on non-qualifying derivatives, hedge ineffectiveness on qualifying derivative instruments, foreign currency gains and losses, and other investment gains and losses.

                                                FOR THE YEARS ENDED
                                                   DECEMBER 31,
                                          2008           2007         2006
--------------------------------------------------------------------------------
COMPONENTS OF NET UNREALIZED GAINS
 (LOSSES) ON AVAILABLE-FOR-SALE
 SECURITIES
Fixed maturities                          $(8,884)        $(597)       $800
Equity securities                            (181)          (41)          8
Net unrealized gains (losses) credited
 to policyholders                            (101)            3          (4)
                                        ---------       -------       -----
Net unrealized gains (losses)              (9,165)         (635)        804
Deferred income taxes and other items      (4,359)         (317)        301
                                        ---------       -------       -----
Net unrealized gains (losses), net of
 tax -- end of year                        (4,806)         (318)        503
Net unrealized gains (losses), net of
 tax -- beginning of year                    (318)          503         577
                                        ---------       -------       -----
CHANGE IN UNREALIZED GAINS (LOSSES) ON
         AVAILABLE-FOR-SALE SECURITIES    $(4,488)        $(821)       $(74)
                                        ---------       -------       -----

The change in net unrealized gain (loss) on equity securities, classified as held for trading, included in net investment income during the years ended December 31, 2008, 2007 and 2006, was $(250), $(17), and $12, respectively, substantially all of which have corresponding amounts credited to policyholders. This amount was not included in the table above.

                                                             DECEMBER 31, 2008
                                   COST OR              GROSS                GROSS
                                  AMORTIZED           UNREALIZED          UNREALIZED
                                    COST                GAINS               LOSSES             FAIR VALUE
------------------------------------------------------------------------------------------------------------
COMPONENTS OF AVAILABLE-FOR-
 SALE SECURITIES
ABS                                 $7,095                  $9              $(2,134)              $4,970
CMBS
 Agency backed                         243                   8                   --                  251
 Non-agency backed                   9,566                  15               (4,085)               5,496
CMOs
 Agency backed                         539                  30                   (3)                 566
 Non-agency backed                     320                  --                 (102)                 218
Corporate                           21,252                 441               (2,958)              18,735
Government/government
 agencies
 Foreign                             2,094                  86                  (33)               2,147
 United States                       5,033                  75                  (39)               5,069
MBS                                  1,385                  23                   (5)               1,403
States, municipalities and
 political subdivisions                917                   8                 (220)                 705
Redeemable preferred stock              --                  --                   --                   --
                                   -------               -----              -------              -------
             FIXED MATURITIES       48,444                 695               (9,579)              39,560
Equity securities, available-
 for-sale                              614                   4                 (184)                 434
                                   -------               -----              -------              -------
            TOTAL SECURITIES,
           AVAILABLE-FOR-SALE      $49,058                $699              $(9,763)             $39,994
                                   -------               -----              -------              -------

                                                         DECEMBER 31, 2007
                                   COST OR              GROSS                GROSS
                                  AMORTIZED           UNREALIZED          UNREALIZED          FAIR
                                    COST                GAINS               LOSSES            VALUE
-----------------------------  ---------------------------------------------------------------------
COMPONENTS OF AVAILABLE-FOR-
 SALE SECURITIES
ABS                                 $7,602                 $24                $(519)          $7,107
CMBS
 Agency backed                         249                   6                   --              255
 Non-agency backed                  11,266                 153                 (572)          10,847
CMOs
 Agency backed                         793                  18                   (3)             808
 Non-agency backed                     411                   4                   (2)             413
Corporate                           21,963                 807                 (571)          22,199
Government/government
 agencies
 Foreign                               465                  35                   (2)             498
 United States                         516                  14                   (1)             529
MBS                                  1,750                  15                  (15)           1,750
States, municipalities and
 political subdivisions              1,226                  32                  (20)           1,238
Redeemable preferred stock               2                   2                   (2)               2
                                   -------              ------              -------          -------
             FIXED MATURITIES       46,243              $ 1,110             $ (1,707)        $ 45,646
Equity securities, available-
 for-sale                              781                  10                  (51)             740
                                   -------              ------              -------          -------
            TOTAL SECURITIES,
           AVAILABLE-FOR-SALE      $47,024               1,120               (1,758)         $46,386
                                   -------              ------              -------          -------

The amortized cost and estimated fair value of fixed maturity investments by contractual maturity year are shown below.

                                                DECEMBER 31, 2008
                                    AMORTIZED COST               FAIR VALUE
--------------------------------------------------------------------------------
MATURITY
One year or less                          $1,511                     $1,564
Over one year through five
 years                                     9,297                      8,757
Over five years through ten
 years                                     9,035                      8,154
Over ten years                            19,262                     13,928
                                       ---------                  ---------
                       SUBTOTAL           39,105                     32,403
ABS, MBS, and CMOs                         9,339                      7,157
                                       ---------                  ---------
                          TOTAL          $48,444                    $39,560
                                       ---------                  ---------

Estimated maturities may differ from contractual maturities due to security call or prepayment provisions because of the potential for prepayment on certain mortgage-and asset-backed securities which is why ABS, MBS and CMOs are not categorized by contractual maturity. The CMBS are categorized by contractual maturity because they generally are not subject to prepayment risk as these securities are generally structured to include forms of call protections such as yield maintenance charges, prepayment penalties or lockouts, and defeasance.

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                     2008           2007            2006
--------------------------------------------------------------------------------
SALES OF FIXED MATURITY AND
 AVAILABLE-FOR-SALE EQUITY
 SECURITY INVESTMENTS
SALE OF FIXED MATURITIES
Sale proceeds                        $9,366         $12,415         $16,159
Gross gains                             291             246             210
Gross losses                           (472)           (135)           (230)
SALE OF EQUITY SECURITIES,
 AVAILABLE-FOR-SALE
Sale proceeds                          $126            $296            $249
Gross gains                              11              12               5
Gross losses                            (21)             (7)             (5)
                                    -------       ---------       ---------

CONCENTRATION OF CREDIT RISK

The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.

Other than U.S. government and certain U.S. government agencies backed by the full faith and credit of the U.S. government, the Company's only exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholders' equity, is the Government of Japan, which represents $1.9 billion, or 61%, of stockholders' equity. For further discussion of concentration of credit risk, see the "Concentration of Credit Risk" section in Note 4 of Notes to Consolidated Financial Statements.

The Company's largest exposures by issuer as of December 31, 2008 were the Government of Japan, JPMorgan Chase & Company and General Electric Company, which comprised approximately 3.3%, 0.5% and 0.4%, respectively, of total invested assets. Other than U.S. government and certain U.S. government agencies, the Company's largest three exposures by issuer as of December 31, 2007 were General Electric Company, Citigroup Inc. and Vodafone Group, which each comprise less than 0.5% of total invested assets.

The Company's largest three exposures by sector, as of December 31, 2008 were commercial mortgage and real estate, basic industry and U.S. government/government agencies which comprised approximately 19%, 12% and 9%, respectively, of total invested assets. The Company's largest three exposures by sector, as of December 31, 2007 were commercial mortgage and real estate, financial services and residential mortgages which comprised approximately 28%, 14% and 9%, respectively, of total invested assets.

The Company's investments in states, municipalities and political subdivisions are geographically dispersed throughout the United States. The largest concentrations, as of December 31, 2008, were in California, Illinois and Hawaii which each comprise less than 0.5% of total invested assets and as of December 31, 2007, were in California, Oregon and Illinois which each comprise less than 1% of total invested assets.

SECURITY UNREALIZED LOSS AGING

As part of the Company's ongoing security monitoring process by a committee of investment and accounting professionals, the Company identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. For further discussion regarding the Company's other-than-temporary impairment policy, see the Other-Than-Temporary Impairments on Available-for-Sale Securities section of Note 1. Due to the issuers' continued satisfaction of the securities' obligations in accordance with their contractual terms and the expectation that they will continue to do so, management's intent and ability to hold these securities for a period of time sufficient to allow for any anticipated recovery in fair value, as well as the evaluation of the fundamentals of the issuers' financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2008 and 2007.

The following tables present the Company's unrealized loss aging for total fixed maturity and equity securities classified as available-for-sale by investment type and length of time the security was in a continuous unrealized loss position.

                                                              DECEMBER 31, 2008
                                                             LESS THAN 12 MONTHS
                                             AMORTIZED              FAIR              UNREALIZED
                                               COST                 VALUE               LOSSES
-----------------------------------------------------------------------------------------------------
ABS                                             $1,475               $1,169                $(306)
CMBS -- Non-agency backed                        4,108                2,992               (1,116)
CMOs
 Agency backed                                      39                   38                   (1)
 Non-agency backed                                 252                  176                  (76)
Corporate                                       11,101                9,500               (1,601)
Government/government agencies
 Foreign                                           788                  762                  (26)
 United States                                   3,952                3,913                  (39)
MBS                                                 46                   46                   --
States, municipalities and political               524                  381                 (143)
 subdivisions
                                             ---------            ---------            ---------
                TOTAL FIXED MATURITIES          22,285               18,977               (3,308)
Equity securities, available-for-sale              433                  296                 (137)
                                             ---------            ---------            ---------
 TOTAL TEMPORARILY IMPAIRED SECURITIES         $22,718              $19,273              $(3,445)
                                             ---------            ---------            ---------

                                                                DECEMBER 31, 2008
                                                                  12 MONTHS OR MORE
                                                  AMORTIZED              FAIR             UNREALIZED
                                                    COST                VALUE               LOSSES
--------------------------------------  -----------------------------------------------------------------
ABS                                                  $5,463              $3,635              $(1,828)
CMBS -- Non-agency backed                             5,300               2,331               (2,969)
CMOs
 Agency backed                                           32                  30                   (2)
 Non-agency backed                                       68                  42                  (26)
Corporate                                             4,757               3,400               (1,357)
Government/government agencies
 Foreign                                                 29                  22                   (7)
 United States                                           38                  38                   --
MBS                                                     183                 178                   (5)
States, municipalities and political                    297                 220                  (77)
 subdivisions
                                                  ---------            --------            ---------
                TOTAL FIXED MATURITIES               16,167               9,896               (6,271)
Equity securities, available-for-sale                   136                  89                  (47)
                                                  ---------            --------            ---------
 TOTAL TEMPORARILY IMPAIRED SECURITIES              $16,303              $9,985              $(6,318)
                                                  ---------            --------            ---------

                                                                DECEMBER 31, 2008
                                                                      TOTAL
                                               AMORTIZED              FAIR              UNREALIZED
                                                 COST                 VALUE               LOSSES
-------------------------------------------------------------------------------------------------------
ABS                                               $6,938               $4,804              $(2,134)
CMBS -- Non-agency backed                          9,408                5,323               (4,085)
CMOs
 Agency backed                                        71                   68                   (3)
 Non-agency backed                                   320                  218                 (102)
Corporate                                         15,858               12,900               (2,958)
Government/government agencies
 Foreign                                             817                  784                  (33)
 United States                                     3,990                3,951                  (39)
MBS                                                  229                  224                   (5)
States, municipalities and political                 821                  601                 (220)
 subdivisions
                                               ---------            ---------            ---------
                  TOTAL FIXED MATURITIES          38,452               28,873               (9,579)
Equity securities, available-for-sale                569                  385                 (184)
                                               ---------            ---------            ---------
   TOTAL TEMPORARILY IMPAIRED SECURITIES         $39,021              $29,258              $(9,763)
                                               ---------            ---------            ---------

                                                              DECEMBER 31, 2007
                                                             LESS THAN 12 MONTHS
                                             AMORTIZED              FAIR              UNREALIZED
                                               COST                 VALUE               LOSSES
-----------------------------------------------------------------------------------------------------
ABS                                             $6,271               $5,789                $(482)
CMBS -- Non-agency backed                        5,493                5,010                 (483)
CMOs
 Agency backed                                     270                  268                   (2)
 Non-agency backed                                  97                   96                   (1)
Corporate                                        8,381                7,947                 (434)
Government/government agencies
 Foreign                                            86                   84                   (2)
 United States                                     136                  135                   (1)
MBS                                                 49                   48                   (1)
States, municipalities and political
 subdivisions                                      383                  373                  (10)
Redeemable preferred stock                           4                    2                   (2)
                                             ---------            ---------            ---------
                TOTAL FIXED MATURITIES          21,170               19,752               (1,418)
Equity securities, available-for-sale              615                  565                  (50)
                                             ---------            ---------            ---------
 TOTAL TEMPORARILY IMPAIRED SECURITIES         $21,785              $20,317              $(1,468)
                                             ---------            ---------            ---------

                                                              DECEMBER 31, 2007
                                                                 12 MONTHS OR MORE
                                                 AMORTIZED              FAIR            UNREALIZED
                                                    COST               VALUE              LOSSES
--------------------------------------  --------------------------------------------------------------
ABS                                                   $497                 460               $(37)
CMBS -- Non-agency backed                            1,808               1,719                (89)
CMOs
 Agency backed                                          60                  59                 (1)
 Non-agency backed                                      33                  32                 (1)
Corporate                                            2,554               2,417               (137)
Government/government agencies
 Foreign                                                43                  43                 --
 United States                                           7                   7                 --
MBS                                                    760                 746                (14)
States, municipalities and political
 subdivisions                                          189                 179                (10)
Redeemable preferred stock                              --                  --                 --
                                                  --------            --------            -------
                TOTAL FIXED MATURITIES               5,951               5,662               (289)
Equity securities, available-for-sale                   20                  19                 (1)
                                                  --------            --------            -------
 TOTAL TEMPORARILY IMPAIRED SECURITIES              $5,971              $5,681              $(290)
                                                  --------            --------            -------

                                                                DECEMBER 31, 2007
                                                                      TOTAL
                                               AMORTIZED              FAIR              UNREALIZED
                                                 COST                 VALUE               LOSSES
-------------------------------------------------------------------------------------------------------
ABS                                               $6,768               $6,249                $(519)
CMBS -- Non-agency backed                          7,301                6,729                 (572)
CMOs
 Agency backed                                       330                  327                   (3)
 Non-agency backed                                   130                  128                   (2)
Corporate                                         10,935               10,364                 (571)
Government/government agencies
 Foreign                                             129                  127                   (2)
 United States                                       143                  142                   (1)
MBS                                                  809                  794                  (15)
States, municipalities and political
 subdivisions                                        572                  552                  (20)
Redeemable preferred stock                             4                    2                   (2)
                                               ---------            ---------            ---------
                  TOTAL FIXED MATURITIES          27,121               25,414               (1,707)
Equity securities, available-for-sale                635                  584                  (51)
                                               ---------            ---------            ---------
   TOTAL TEMPORARILY IMPAIRED SECURITIES         $27,756              $25,998              $(1,758)
                                               ---------            ---------            ---------

As of December 31, 2008, available-for-sale securities in an unrealized loss position, comprised of approximately 4,156 securities, were primarily concentrated in securitized assets, specifically CMBS and financial services sector securities. The increase in unrealized losses was largely the result of credit spread widening primarily due to continued deterioration in the U.S. housing market, tightened lending conditions and the market's flight to quality securities, as well as, a U.S. recession and a declining global economy.

As of December 31, 2008, 60% of securities in an unrealized loss position were depressed less than 20% of amortized cost. Based upon the Company's current evaluation of these securities in accordance with its impairment policy and the Company's intent to retain these investments for a period of time sufficient to allow for recovery in value, the Company has determined that these securities are temporarily impaired.

The following tables present the Company's unrealized loss aging by length of time the security was in a continuous greater than 20% unrealized loss position.

                     SECURITIZED ASSETS DEPRESSED OVER 20%

                                                 DECEMBER 31, 2008
                                         COST OR
                                        AMORTIZED              FAIR             UNREALIZED
                      ITEMS               COST                VALUE                LOSS
-----------------------------------------------------------------------------------------------
CONSECUTIVE MONTHS
Three months or
 less                    652               $7,786              $4,561              $(3,225)
Greater than three
 to six months           119                1,122                 444                 (678)
Greater than six to
 nine months              89                1,145                 458                 (687)
Greater than nine
 to twelve months        143                1,363                 391                 (972)
Greater than twelve
 months                   31                  311                  57                 (254)
                     -------            ---------            --------            ---------
              TOTAL    1,034              $11,727              $5,911              $(5,816)
                     -------            ---------            --------            ---------

                                                       DECEMBER 31, 2007
                                               COST OR
                                              AMORTIZED                  FAIR                UNREALIZED
                         ITEMS                   COST                   VALUE                   LOSS
-------------------  --------------------------------------------------------------------------------------
CONSECUTIVE MONTHS
Three months or
 less                      115                     $918                   $613                   $(305)
Greater than three
 to six months              18                      130                     76                     (54)
Greater than six to
 nine months                --                       --                     --                      --
Greater than nine
 to twelve months           --                       --                     --                      --
Greater than twelve
 months                      3                       33                     22                     (11)
                          ----                 --------                 ------                 -------
              TOTAL        136                   $1,081                   $711                   $(370)
                          ----                 --------                 ------                 -------

                    ALL OTHER SECURITIES DEPRESSED OVER 20%

                                               COST DECEMBER 31, 2008
                                              AMORTIZED              FAIR             UNREALIZED
                         ITEMS                   COST               VALUE                LOSS
-----------------------------------------------------------------------------------------------------
CONSECUTIVE MONTHS
Three months or
 less                      564                   $6,396              $4,188              $(2,171)
Greater than three
 to six months              28                      238                 124                 (114)
Greater than six to
 nine months                14                      173                 102                  (71)
Greater than nine
 to twelve months           11                      199                 112                  (87)
Greater than twelve
 months                     --                       --                  --                   --
                          ----                 --------            --------            ---------
              TOTAL        617                   $6,969              $4,526              $(2,443)
                          ----                 --------            --------            ---------

                                            COST ORDECEMBER 31, 2007
                                           AMORTIZED               FAIR              UNREALIZED
                         ITEMS                COST                VALUE                 LOSS
-------------------  -----------------------------------------------------------------------------
CONSECUTIVE MONTHS
Three months or
 less                      52                  $65                  $50                  $(15)
Greater than three
 to six months              5                   30                    5                   (25)
Greater than six to
 nine months               --                   --                   --                    --
Greater than nine
 to twelve months          --                   --                   --                    --
Greater than twelve
 months                     1                    2                    1                    (1)
                          ---                 ----                 ----                 -----
              TOTAL        58                  $97                  $56                  $(41)
                          ---                 ----                 ----                 -----

The majority of securitized assets depressed over 20% for six consecutive months are primarily related to CMBS and sub-prime RMBS. Based upon the Company's cash flow modeling in a severe negative economic outlook, which shows no loss of principal and interest, and the Company's assertion of its ability and intent to retain the securities until recovery, it has been determined that these securities are temporarily impaired as of December 31, 2008.

The majority of all other securities depressed over 20% for six consecutive months or greater in the tables above primarily relate to financial services sector securities that include corporate bonds, as well as, preferred equity issued by large high quality financial institutions that are lower in the capital structure and, as a result, have incurred greater price depressions. Based upon the Company's analysis of these securities and current macroeconomic conditions, the Company expects to see significant price recovery on these securities within a reasonable period of time and, therefore, has determined that these securities are temporarily impaired as of December 31, 2008.

MORTGAGE LOANS

The carrying value of mortgage loans on real estate was $4.9 billion and $4.2 billion as of December 31, 2008 and 2007, respectively. The Company's mortgage loans are collateralized by a variety of commercial and agricultural properties. The mortgage loans are diversified both geographically throughout the United States and by property type.

At December 31, 2008, the Company held delinquent mortgage loans on two properties with a carrying value of $32 which were deemed impaired and accordingly, a valuation allowance of $13 was established. At December 31, 2007, the Company held no impaired, restructured, delinquent or in-process-of-foreclosure mortgage loans and therefore had no valuation allowance.

The following table presents commercial mortgage loans by region and property type.

               COMMERCIAL MORTGAGE LOANS ON REAL ESTATE BY REGION

                                                      DECEMBER 31, 2008                           DECEMBER 31, 2007
                                               CARRYING               PERCENT OF           CARRYING               PERCENT OF
                                                VALUE                    TOTAL              VALUE                    TOTAL
--------------------------------------------------------------------------------------------------------------------------------
East North Central                                 $121                     2.5%               $101                     2.4%
Middle Atlantic                                     556                    11.4%                503                    12.1%
Mountain                                            115                     2.3%                101                     2.4%
New England                                         407                     8.3%                348                     8.4%
Pacific                                           1,205                    24.6%                959                    23.0%
South Atlantic                                      665                    13.6%                749                    18.0%
West North Central                                   56                     1.1%                 25                     0.6%
West South Central                                  205                     4.2%                179                     4.3%
Other (1)                                         1,566                    32.0%              1,201                    28.8%
                                               --------                 -------            --------                 -------
                                   TOTAL         $4,896                   100.0%             $4,166                   100.0%
                                               --------                 -------            --------                 -------

(1)  Includes multi-regional properties.

           COMMERCIAL MORTGAGE LOANS ON REAL ESTATE BY PROPERTY TYPE

                                                      DECEMBER 31, 2008                           DECEMBER 31, 2007
                                               CARRYING               PERCENT OF           CARRYING               PERCENT OF
                                                VALUE                    TOTAL              VALUE                    TOTAL
--------------------------------------------------------------------------------------------------------------------------------
Industrial                                         $790                    16.1%               $424                    10.2%
Lodging                                             383                     7.8%                424                    10.2%
Agricultural                                        435                     8.9%                236                     5.7%
Multifamily                                         798                    16.3%                708                    17.0%
Office                                            1,456                    29.8%              1,550                    37.2%
Retail                                              790                    16.1%                702                    16.8%
Other                                               244                     5.0%                122                     2.9%
                                               --------                 -------            --------                 -------
                                   TOTAL         $4,896                   100.0%             $4,166                   100.0%
                                               --------                 -------            --------                 -------

VARIABLE INTEREST ENTITIES ("VIE")

The Company is involved with variable interest entities primarily through its affiliate, Hartford Investment Management Company ("HIMCO") as a collateral manager and as an investor through normal investment activities. The Company's involvement includes providing investment management and administrative services for a fee and holding ownership or other interests as an investor.

VIEs may or may not be consolidated on the Company's consolidated financial statements. When the Company is the primary beneficiary of the VIE, all of the assets and liabilities of the VIE are consolidated into the Company's financial statements. The Company also reports a liability for the portion of the VIE that represents the minority interest of other investors in the VIE. When the Company concludes that it is not the primary beneficiary of the VIE, only the fair value of the Company's interest in the VIE is recorded in the Company's financial statements.

At December 31, 2007, HIMCO was the collateral manager of four VIEs with provisions that allowed for termination if the fair value of the aggregate referenced bank loan portfolio declined below a stated level. These VIEs were market value CLOs that invested in senior secured bank loans through total return swaps. Two of these market value CLOs were consolidated, and two were not consolidated. During the first quarter of 2008, the fair value of the aggregate referenced bank loan portfolio declined below the stated level in all four market value CLOs and the total return swap counterparties terminated the transactions. Three of these CLOs were restructured from market value CLOs to cash flow CLOs without market value triggers and the remaining CLO terminated in January 2009. The Company realized a capital loss of $50, before-tax, from the termination of these CLOs. In connection with the restructurings, the Company purchased interests in two of the resulting VIEs, one of which the Company is the primary beneficiary. These purchases resulted in an increase in the Company's maximum exposure to loss for both consolidated and non-consolidated VIEs.

As of December 31, 2008 and 2007, the Company had relationships with five and six VIEs, respectively, where the Company was the primary beneficiary. The following table sets forth the carrying value of assets and liabilities, and the Company's maximum exposure to loss on these consolidated VIEs.

                                                      DECEMBER 31, 2008            MAXIMUM
                                    TOTAL                   TOTAL                  EXPOSURE
                                    ASSETS             LIABILITIES (1)           TO LOSS (2)
-----------------------------------------------------------------------------------------------
CLOs                                  $339                     $89                    $237
Limited partnerships                   151                      72                      79
Other investments                      249                     103                     166
                                    ------                  ------                  ------
                        TOTAL         $739                    $264                    $482
                                    ------                  ------                  ------

                                                      DECEMBER 31, 2007            MAXIMUM
                                    TOTAL                   TOTAL                  EXPOSURE
                                    ASSETS             LIABILITIES (1)             TO LOSS
-----------------------------  ----------------------------------------------------------------
CLOs                                  $128                     $73                     $74
Limited partnerships                   309                     121                     188
Other investments                      296                     126                     178
                                    ------                  ------                  ------
                        TOTAL         $733                    $320                    $440
                                    ------                  ------                  ------

(1) Creditors have no recourse against the Company in the event of default by the VIE. Includes noncontrolling interest in limited partnerships and other investments of $154 and $242 as of December 31, 2008 and December 31, 2007, respectively, that is reported as a separate component of equity in the Company's Condensed Consolidated Balance Sheet pursuant to SFAS 160.

(2) The Company's maximum exposure to loss represents the maximum loss amount that the Company could recognize as a reduction in net investment income or as a realized capital loss and is the consolidated assets net of liabilities at cost. The Company has no implied or unfunded commitments to these VIEs.

CLOs represent one fund at December 31, 2008, which is a cash flow CLO financed by issuing debt in tranches of varying seniority and is a VIE due to the lack of voting equity in the capital structure. HIMCO provides collateral management services to the CLO and earns a fee for those services and the Company has investments in debt issued by the CLO. Taking those interests into consideration, the Company has performed a quantitative analysis and determined that it will absorb a majority of the expected losses or residual returns in the fund and as a result is the primary beneficiary. Consolidated assets are classified in cash and fixed maturities and consolidated liabilities are classified in other liabilities. At December 31, 2007, CLOs represent two market value CLOs, one of which converted to the cash flow CLO described above and the second which terminated during the fourth quarter of 2008.

At December 31, 2008 and 2007, limited partnerships represent investments in two hedge funds that are financed by issuing equity shares to investors, and are VIEs based on the lack of decision making ability held by the equity investors. The primary source of variability generated by these VIEs is the fund's investment portfolio and that variability is passed to equity holders. The Company holds a majority interest in the equity of the funds and as a result will absorb the majority of the funds expected losses or residual returns and therefore is the primary beneficiary. Consolidated assets and liabilities are classified in other investments and other liabilities, respectively.

Other investments at December 31, 2008 consist of two investment trusts that are financed by issuing beneficial interests that do not have voting rights to investors. The Company holds a majority of the beneficial interests issued by these trusts and as the majority holder, will absorb a majority of expected losses or residual returns and therefore is the primary beneficiary. The Company was not the primary beneficiary of one of those trusts at December 31, 2007. Consolidated assets and liabilities are classified in fixed maturities and other liabilities, respectively. At December 31, 2007, other investments included two investment trusts, one of which has liquidated and the second remains at December 31, 2008.

As of December 31, 2008 and 2007, the Company also held significant variable interests in three and four VIEs, respectively, where the Company is not the primary beneficiary. That determination has been made based on a quantitative analysis of whether the Company will absorb a majority of the expected losses or residual returns of the VIE, considering its variable interests, as well as, those of other variable interest holders. These investments have been held by the Company for two years.

The following table sets forth the carrying value of assets and liabilities that relate to the Company's variable interests in unconsolidated VIEs and the Company's maximum exposure to loss resulting from involvement with those VIEs.

                                                                               MAXIMUM
                                                    DECEMBER 31, 2008          EXPOSURE
                                    ASSETS             LIABILITIES             TO LOSS
-------------------------------------------------------------------------------------------
CLOs                                  $280                 $ --                   $316
CDOs                                     3                   --                     13
                                    ------                 ----                 ------
                    TOTAL (1)         $283                 $ --                   $329
                                    ------                 ----                 ------

                                                                             MAXIMUM
                                                   DECEMBER 31, 2007         EXPOSURE
                                   ASSETS            LIABILITIES             TO LOSS
-----------------------------  ----------------------------------------------------------
CLOs                                 $11                 $ --                    $14
CDOs                                  61                   --                     86
                                    ----                 ----                 ------
                    TOTAL (1)        $72                 $ --                   $100
                                    ----                 ----                 ------

(1) Maximum exposure to loss represents the Company's investment in securities issued by CLOs/CDOs at cost. The Company has no implied or unfunded commitments to these VIEs.

At December 31, 2008, CLOs include one fund that is financed by issuing debt securities in tranches of varying seniority. That fund is a cash flow CLO and a VIE due to the lack of voting equity in its capital structure. The Company holds variable interests through fees earned by HIMCO as the collateral manager and investments in debt issued by the fund with a carrying amount at December 31, 2008 of $280. At December 31, 2007, CLOs represent two market value CLOs, one of which converted to the cash flow CLO described above and the second for which the Company is no longer involved with following its conversion from a market value to a cash flow CLO.

At December 31, 2008 and 2007, CDOs consist of two VIEs that are financed by issuing debt having no voting rights to investors. The Company has variable interests in each CDO by virtue of its investment in that debt and fees received by HIMCO as the collateral manager. The carrying amount of the investment in debt issued by the CDO is $3 at December 31, 2008 and is classified in fixed maturities.

DERIVATIVE INSTRUMENTS

Overview

The Company utilizes a variety of derivative instruments, including swaps, caps, floors, forwards, futures and options through one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, credit spread including issuer default, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions.

On the date the derivative contract is entered into, the Company designates the derivative as a fair-value hedge, a cash-flow hedge, a foreign-currency hedge, a net investment hedge, or held for other investment and/or risk management purposes.

The Company's derivative transactions are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.

Derivative instruments are recorded in the Consolidated Balance Sheets at fair value and are presented as assets or liabilities as determined by calculating the net position, taking into account income accruals and cash collateral held, for each derivative counterparty by legal entity. The fair value of derivative instruments, excluding income accruals and cash collateral held, are presented as of December 31, as follows:

                                      ASSET VALUES          LIABILITY VALUES
                                    2008          2007     2008           2007
--------------------------------------------------------------------------------
Fixed maturities,
 available-for-sale                   $ --         $ --        $3           $ --
Other investments                    1,122          446        --             --
Reinsurance recoverables             1,302          128        --             --
Other policyholder funds and
 benefits payable                       --            2     9,214            809
Consumer notes                          --           --         5              5
Other liabilities (1)                2,206           --        --            354
                                  --------       ------  --------       --------
                           TOTAL    $4,630         $576    $9,222         $1,168
                                  --------       ------  --------       --------

(1) Included in Other liabilities on the balance sheet is a liability value of $2,531 and $114 related to derivative collateral as of December 31, 2008 and 2007, respectively.

The following table summarizes the derivative instruments used by the Company and the primary hedging strategies to which they relate. Derivatives in the Company's separate accounts are not included because the associated gains and losses accrue directly to policyholders. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. The fair value amounts of derivative assets and liabilities are presented on a net basis as of December 31, 2008 and 2007. The total ineffectiveness of all cash-flow, fair-value and net investment hedges and total change in value of other derivative-based strategies which do not qualify for hedge accounting treatment, including periodic derivative net coupon settlements, ("non-qualifying strategies") are presented below on a before-tax basis for the years ended December 31, 2008 and 2007.

                                                                                                    HEDGE INEFFECTIVENESS,
                                            NOTIONAL AMOUNT            FAIR VALUE                         BEFORE-TAX
HEDGING STRATEGY                          2008            2007     2008          2007              2008                 2007
---------------------------------------------------------------------------------------------------------------------------------
CASH-FLOW HEDGES
Interest rate swaps
 Interest rate swaps are primarily
 used to convert interest receipts on
 floating-rate fixed maturity
 securities to fixed rates. These
 derivatives are predominantly used to
 better match cash receipts from
 assets with cash disbursements
 required to fund liabilities
 The Company also enters into forward
 starting swap agreements to hedge the
 interest rate exposure related to the
 purchase of fixed-rate securities or
 the anticipated future cash flows of
 floating-rate fixed maturity
 securities due to changes in the
 benchmark interest rate, London-
 Interbank Offered Rate ("LIBOR").
 These derivatives are primarily
 structured to hedge interest rate
 risk inherent in the assumptions used
 to price certain liabilities
 Interest rate swaps are also used to
 hedge a portion of the Company's
 floating-rate guaranteed investment
 contracts. These derivatives convert
 the floating-rate guaranteed
 investment contract payments to a
 fixed rate to better match the cash
 receipts earned from the supporting
 investment portfolio                      $6,798         $4,019     $422           $73              $7                    2
Foreign currency swaps
 Foreign currency swaps are used to
 convert foreign denominated cash
 flows associated with certain foreign
 denominated fixed maturity
 investments to U.S. dollars. The
 foreign fixed maturities are
 primarily denominated in euros and
 are swapped to minimize cash flow
 fluctuations due to changes in
 currency rates. In addition, foreign
 currency swaps are also used to
 convert foreign denominated cash
 flows associated with certain
 liability payments to U.S. dollars in
 order to minimize cash flow
 fluctuations due to changes in
 currency rates                             1,005          1,226      (21)         (269)              1                   (2)
                                        ---------       --------  -------       -------            ----                 ----
                TOTAL CASH-FLOW HEDGES     $7,803         $5,245     $401         $(196)             $8                 $ --
                                        ---------       --------  -------       -------            ----                 ----
FAIR-VALUE HEDGES
Interest rate swaps
 Interest rate swaps are used to hedge
 the changes in fair value of certain
 fixed rate liabilities and fixed
 maturity securities due to changes in
 the benchmark interest rate, LIBOR.        2,138          3,594      (86)          (38)             (1)                  --
Foreign currency swaps
 Foreign currency swaps are used to
 hedge the changes in fair value of
 certain foreign denominated fixed
 rate liabilities due to changes in
 foreign currency rates                       696            696      (57)           25              --                   --
                                        ---------       --------  -------       -------            ----                 ----
               TOTAL FAIR-VALUE HEDGES     $2,834         $4,290    $(143)         $(13)            $(1)                $ --
                                        ---------       --------  -------       -------            ----                 ----
 TOTAL CASH-FLOW AND FAIR-VALUE HEDGES    $10,637         $9,535     $258         $(209)             $7                 $ --
                                        ---------       --------  -------       -------            ----                 ----

                                                                                                           DERIVATIVE
                                                                                                            CHANGE IN
                                                                                                             VALUE,
                                               NOTIONAL AMOUNT               FAIR VALUE                    BEFORE-TAX
HEDGING STRATEGY                           2008              2007        2008           2007           2008           2007
---------------------------------------------------------------------------------------------------------------------------------
NON-QUALIFYING STRATEGIES
Interest rate swaps, caps, floors, and
forwards
 The Company uses interest rate swaps,
 caps and floors to manage duration
 risk between assets and liabilities
 in certain portfolios. In addition,
 the Company enters into interest rate
 swaps to terminate existing swaps,
 thereby offsetting the changes in
 value of the original swap. As of
 December 31, 2008 and 2007, the
 notional amount of interest rate
 swaps in offsetting relationships was
 $3.9 billion and $1.2 billion,
 respectively.
 The Company may also use interest
 rate forwards to replicate the
 purchase of mortgage-backed
 securities to manage duration risk
 and liquidity                               $5,269            $6,666       $(90)           --              $3           $22
Foreign currency swaps, forwards, and
swaptions
 The Company enters into foreign
 currency swaps and forwards to hedge
 the foreign currency exposures in
 certain of its foreign fixed maturity
 investments
 The Company also enters into foreign
 currency interest rate swaps and
 swaptions to hedge Yen interest rate
 exposures related to certain
 liability contracts sold in Japan              389               199         10            (8)             27            (8)
Credit default swaps that sell credit
protection
 The Company enters into credit
 default swap agreements in which the
 Company assumes credit risk of an
 individual entity, referenced index
 or asset pool. These contracts
 entitle the Company to receive a
 periodic fee in exchange for an
 obligation to compensate the
 derivative counterparty should a
 credit event occur on the part of the
 referenced security issuers. Also
 included are embedded derivatives
 associated with credit linked notes
 with a notional amount of $106 and
 $131 as of December 31, 2008 and
 2007, respectively. The maximum
 potential future exposure to the
 Company is the notional amount of the
 swap contracts, which is $940 and
 $1,849, before-tax, as of December
 31, 2008 and 2007, respectively                940             1,849       (309)         (235)           (313)         (128)

                                                                                                           DERIVATIVE
                                                                                                            CHANGE IN
                                                                                                             VALUE,
                                               NOTIONAL AMOUNT               FAIR VALUE                    BEFORE-TAX
HEDGING STRATEGY                           2008              2007        2008           2007           2008           2007
---------------------------------------------------------------------------------------------------------------------------------
Total return and credit index swaps
 The Company also assumes credit risk
 through total return and credit index
 swaps which reference a specific
 index or collateral portfolio. The
 maximum potential future exposure to
 the Company for the credit index
 swaps is the notional value and for
 the total return swaps is the cash
 collateral associated with the
 transaction, which has termination
 triggers that limit investment
 losses. The Company had no exposure
 to such contracts at December 31,
 2008. As of December 31, 2007, the
 maximum potential future exposure to
 the Company from such contracts was
 $983, before-tax                                --             1,731         --           (62)            (99)          (74)
Credit default swaps that purchase
credit protection
 The Company enters into credit
 default swap agreements in which the
 Company reduces credit risk to an
 individual entity. These contracts
 require the Company to pay a
 derivative counterparty a periodic
 fee in exchange for compensation from
 the counterparty should a credit
 event occur on the part of the
 referenced security issuer. The
 Company enters into these agreements
 as an efficient means to reduce
 credit exposure to specified issuers
 or sectors                                   2,633             3,494        246            56             211            59
Credit default swaps in offsetting
 positions
 The Company enters into credit
 default swap agreements to terminate
 existing credit default swaps,
 thereby offsetting the changes in
 value of the original swap going
 forward.                                     1,453                --         (8)           --              --            --
Japanese fixed annuity hedging
 instruments
 The Company enters into currency rate
 swaps and forwards to mitigate the
 foreign currency exchange rate and
 Yen interest rate exposures
 associated with the Yen denominated
 individual fixed annuity product. The
 associated liability is adjusted for
 changes in spot rates which was $450
 and $(102), before-tax, as of
 December 31, 2008 and 2007,
 respectively, and offsets the
 derivative change in value                   2,334             1,849        383          (115)            487            53

                                                                                                           DERIVATIVE
                                                                                                            CHANGE IN
                                                                                                             VALUE,
                                               NOTIONAL AMOUNT               FAIR VALUE                    BEFORE-TAX
HEDGING STRATEGY                           2008              2007        2008           2007           2008           2007
---------------------------------------------------------------------------------------------------------------------------------
GMWB product derivatives
 The Company offers certain variable
 annuity products with a GMWB rider
 primarily in the U.S and to a lesser
 extent, the U.K The GMWB is a
 bifurcated embedded derivative that
 provides the policyholder with a GRB
 if the account value is reduced to
 zero through a combination of market
 declines and withdrawals. The GRB is
 generally equal to premiums less
 withdrawals. The policyholder also
 has the option, after a specified
 time period, to reset the GRB to the
 then-current account value, if
 greater. The notional value of the
 embedded derivative is the GRB
 balance. For a further discussion,
 see the Derivative Instruments
 section of Note 2                          $48,406           $45,900    $(6,590)        $(715)        $(5,785)        $(670)
GMWB reinsurance contracts
 The Company has entered into
 reinsurance arrangements to offset a
 portion of its risk exposure to the
 GMWB for the remaining lives of
 covered variable annuity contracts.
 Reinsurance contracts covering GMWB
 are accounted for as free-standing
 derivatives. The notional amount of
 the reinsurance contracts is the GRB
 amount                                      11,798            $6,579      1,268           128           1,073           127
GMWB hedging instruments
 The Company enters into derivative
 contracts to partially economically
 hedge exposure to the volatility
 associated with the portion of the
 GMWB liabilities which are not
 reinsured. These derivative contracts
 include customized swaps, interest
 rate swaps and futures, and equity
 swaps, put and call options, and
 futures, on certain indices including
 the S&P 500 index, EAFE index, and
 NASDAQ index                                18,620            21,357      2,664           642           3,374           257
Guaranteed minimum benefit product
reinsurance contracts
 Reinsurance arrangements are used to
 offset the Company's exposure to the
 GMIB and GMAB embedded derivatives
 for the lives of the host variable
 annuity contracts. The reinsurance
 contracts are accounted for as
 free-standing derivative contracts.
 The notional amount of the
 reinsurance contracts is the Yen
 denominated GRB balance value
 converted at the year-end Yen to U.S.
 dollar foreign spot exchange rate           20,192            18,065     (2,582)          (70)         (2,133)         (156)

                                                                                                           DERIVATIVE
                                                                                                            CHANGE IN
                                                                                                             VALUE,
                                               NOTIONAL AMOUNT               FAIR VALUE                    BEFORE-TAX
HEDGING STRATEGY                           2008              2007        2008           2007           2008           2007
---------------------------------------------------------------------------------------------------------------------------------
Equity index swaps, options, and
 futures
 The Company offers certain equity
 indexed products, which may contain
 an embedded derivative that requires
 bifurcation. The Company enters into
 S&P index swaps and options to
 economically hedge the equity
 volatility risk associated with these
 embedded derivatives. In addition,
 the Company is exposed to bifurcated
 options embedded in certain fixed
 maturity investments.
 The Company may also enter into
 equity indexed futures to hedge the
 equity volatility of certain
 liability contracts                            249               149        (14)          (22)            (23)            2
Japan variable annuity hedging
 instruments
 The Company enters into foreign
 currency forward and option contracts
 that convert euros to Yen in order to
 economically hedge the foreign
 currency risk associated with certain
 Japanese variable annuity products             259                --         35            --              40           (10)
Macro hedge program
 The Company utilizes option contracts
 as well as futures contracts to
 partially economically hedge the
 statutory reserve impact of equity
 risk arising primarily from GMDB and
 GMWB obligations against a decline in
 the equity markets.                          2,188               661        137            18              74           (12)
Coinsurance and modified coinsurance
reinsurance contract
 During 2007, a subsidiary insurance
 company entered into a coinsurance
 with funds withheld and modified
 coinsurance reinsurance agreement
 ("Agreement") with an affiliate
 reinsurance company to provide
 statutory surplus relief for certain
 life insurance policies. The
 Agreement is accounted for as a
 financing transaction for GAAP and
 includes a compound embedded
 derivative                                   1,068               655         --            --              --            --
                                        -----------       -----------  ---------       -------       ---------       -------
       TOTAL NON-QUALIFYING STRATEGIES     $115,798          $109,154    $(4,850)        $(383)        $(3,064)        $(538)
                                        -----------       -----------  ---------       -------       ---------       -------
                 TOTAL DERIVATIVES (1)     $126,435          $118,689    $(4,592)        $(592)        $(3,057)        $(538)
                                        -----------       -----------  ---------       -------       ---------       -------

(1) Derivative change in value includes hedge ineffectiveness for cash-flow and fair-value hedges and total change in value, including periodic derivative net coupon settlements, for derivatives in non-qualifying strategies.

Change in Notional Amount

The notional amount of derivatives in cash-flow hedge relationships increased $2.6 billion since December 31, 2007, primarily due to an increase in interest rate swaps used to convert interest receipts on floating-rate securities to fixed rates. The Company increased the notional amount related to this strategy due to the significant decline in variable interest rates during 2008.

The notional amount of derivatives in fair-value hedge relationships decreased $1.5 billion since December 31, 2007, primarily due to a decline in interest rate swaps used to convert interest receipts of fixed-rate securities to floating-rates. The Company decreased the notional amount related to this strategy due to the significant decline in variable interest rates during 2008.

The notional amount of derivatives used in non-qualifying strategies increased $6.6 billion since December 31, 2007, primarily due to the following:

- For a discussion on the increase in notional amount of derivatives associated with GMWB riders refer to Note 3.

- For a discussion on the increase in notional amount of derivatives associated with GMIB reinsured from a related party refer to Note 3.

- The Company increased the notional amount of derivatives associated with the macro hedge program. During the three months ended December 31, 2008, the Company rebalanced its risk management program to place a greater relative emphasis on the protection of statutory surplus. As a result, the Company added the equivalent of $1.9 billion notional of equity futures as part of the macro hedge program to partially economically hedge the statutory reserve impact of equity risk arising primarily from GMDB and GMWB obligations against a decline in the equity markets.

- For a discussion on the decline in notional amount related to derivatives associated with GMAB reinsured from a related party refer to Note 4.

- The notional amount related to credit derivatives declined primarily due to terminations and maturities of credit derivatives, which reduced the overall net credit exposure assumed by the Company through credit derivatives.

Change in Fair Value

The decrease of $4.0 billion in total fair value of derivative instruments since December 31, 2007, was primarily related to the following:

- For a discussion on the decrease in fair value on GMWB related derivatives refer to note 3.

- For a discussion on the decrease in fair value of derivatives associated with the reinsurance of GMIB, GMWB and GMAB reinsured from a related party refer to Note 3.

- The fair value of the Japanese fixed annuity hedging instruments increased primarily due to the Japanese Yen strengthening against the U.S. dollar.

- The fair value of interest rate derivatives increased primarily due to a decline in interest rates as well as an increase in notional amount.

- The fair value of foreign currency swaps hedging foreign fixed rate bonds increased primarily due to the U.S. dollar strengthening against the euro.

Net Realized Capital Gains (Losses)

The total change in value for non-qualifying strategies, including periodic derivative net coupon settlements, are reported in net realized capital gains (losses). For the year ended December 31, 2008, the net realized capital loss of $3.1 billion related to non-qualifying strategies was primarily due to the following:

- For a discussion on the net loss on derivatives associated with GMIB reinsured from a related party refer to Note 3.

- For a discussion on the net loss on derivatives associated with GMWB related hedging derivatives refer to Note 3.

- The net loss on credit default swaps was primarily due to losses on credit derivatives that sell credit protection, partially offset by gains on credit derivatives that purchase credit protection, both resulting from credit spreads widening significantly during the year.

- The gain on the Japanese fixed annuity hedging instruments was primarily a result of the Japanese Yen strengthening against the U.S. dollar.

- The net gain on the macro hedge program was primarily driven by a decline in the equity markets, partially offset by losses due to swap spreads tightening.

For the year ended December 31, 2007, the net realized capital loss of $538 related to non-qualifying strategies was primarily related to the following:

- For a discussion on the net loss associated with GMWB related derivatives refer to Note 3.

- The net loss on credit derivatives, including credit default swaps, credit index swaps, and total return swaps, was a result of credit spreads widening.

- For a discussion on the loss on derivatives associated with GMIB reinsured from a related party refer to Note 3.

- The gain on the Japanese fixed annuity hedging instruments was primarily a result of the Japanese Yen strengthening against the U.S. dollar.

For the year ended December 31, 2008, the Company incurred losses of $39 on derivative instruments due to counterparty default related to the bankruptcy of Lehman Brothers Holdings Inc. These losses were a result of the contractual collateral threshold amounts and open collateral calls in excess of such amounts immediately prior to the bankruptcy filing, as well as interest rate and credit spread movements from the date of the last collateral call to the date of the bankruptcy filing.

For the year ended December 31, 2008 and 2007, the before tax deferred net gains on derivative instruments recorded in AOCI that are expected to be reclassified to earnings during the next twelve months are $3 and ($16), respectively. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to interest income over the term of the investment cash flows. The maximum term over which the Company is hedging its exposure to the variability of future cash flows (for all forecasted transactions, excluding interest payments on existing variable-rate financial instruments) is five years. For the year ended December 31, 2008, the Company had $198, before-tax, of net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring. Of this amount, $202 resulted from the termination of an interest rate swap due to the sale of the related hedged structured security. The interest rate swap was used to convert the LIBOR based floating rate structured security to a fixed rate structured security. For the years ended December 31, 2007 and 2006, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.

CREDIT RISK ASSUMED THROUGH CREDIT DERIVATIVES

The Company enters into credit default swaps that assume credit risk from a single entity, referenced index, or asset pool in order to synthetically replicate investment transactions. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer's debt obligation. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers, baskets of up to five corporate issuers, and diversified portfolios of corporate issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and are typically divided into tranches that possess different credit ratings.

The following table presents the notional amount, fair value, weighted average years to maturity, underlying referenced credit obligation type and average credit ratings, and offsetting notional amount and fair value for credit derivatives in which the Company is assuming credit risk as of December 31, 2008.

                                                                                               AS OF DECEMBER 31, 2008
                                                                                                UNDERLYING REFERENCED
                                                                           WEIGHTED            CREDIT OBLIGATION(S) (1)
                                                                            AVERAGE                             AVERAGE
                                            NOTIONAL       FAIR            YEARS TO                              CREDIT
                                           AMOUNT (2)      VALUE           MATURITY           TYPE               RATING
----------------------------------------------------------------------------------------------------------------------------
CREDIT DERIVATIVE TYPE BY DERIVATIVE
 RISK EXPOSURE
Single name credit default swaps
 Investment grade risk exposure                  $47         $ --            4 years         Corporate                A-
                                                                                                Credit
Below investment grade risk exposure              46          (12)           4 years         Corporate              CCC+
                                                                                                Credit
Basket credit default swaps (4)
 Investment grade risk exposure                1,139         (196)           5 years         Corporate                A-
                                                                                                Credit
 Investment grade risk exposure                  203          (70)          42 years              CMBS               AAA
                                                                                                Credit
 Below investment grade risk exposure            125         (104)           6 years         Corporate               BB+
                                                                                                Credit
Credit linked notes
 Investment grade risk exposure                  106           95            2 years         Corporate              BBB+
                                                                                                Credit
                                            --------      -------
                                 TOTAL        $1,666        $(287)
                                            --------      -------


                                           OFFSETTING      OFFSETTING
                                            NOTIONAL          FAIR
                                           AMOUNT (3)      VALUE (3)
--------------------------------------  ------------------------------
CREDIT DERIVATIVE TYPE BY DERIVATIVE
 RISK EXPOSURE
Single name credit default swaps
 Investment grade risk exposure                $35             $(9)

Below investment grade risk exposure            --              --

Basket credit default swaps (4)
 Investment grade risk exposure                489               8

 Investment grade risk exposure                203              70

 Below investment grade risk exposure           --              --

Credit linked notes
 Investment grade risk exposure                 --              --

                                            ------            ----
                                 TOTAL        $727             $69
                                            ------            ----

(1) The average credit ratings are based on availability and the midpoint of the applicable ratings among Moody's, S&P, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

(2) Notional amount is equal to the maximum potential future loss amount. There is no specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.

(3) The Company has entered into offsetting credit default swaps to terminate certain existing credit default swaps, thereby offsetting the future changes in value of or losses paid related to the original swap.

(4) Includes $1.3 billion of standard market indices of diversified portfolios of corporate issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index. Also includes $175 of customized diversified portfolios of corporate issuers.

SECURITIES LENDING AND COLLATERAL ARRANGEMENTS

The Company participates in securities lending programs to generate additional income, whereby certain domestic fixed income securities are loaned for a specified period of time from the Company's portfolio to qualifying third parties, via two lending agents. Borrowers of these securities provide collateral of 102% of the market value of the loaned securities and can return the securities to the Company for cash at varying maturity dates. Acceptable collateral may be in the form of cash or U.S. government securities. The market value of the loaned securities is monitored and additional collateral is obtained if the market value of the collateral falls below 100% of the market value of the loaned securities. Under the terms of securities lending programs, the lending agent indemnifies the Company against borrower defaults. As of December 31, 2008 and 2007, the fair value of the loaned securities was approximately $1.8 billion and $2.1 billion, respectively, and was included in fixed maturities and short-term investments in the consolidated balance sheets. As of December 31, 2008, the Company had received collateral against the loaned securities in the amount of $1.8 billion. The Company earns income from the cash collateral or receives a fee from the borrower. The Company recorded before-tax income from securities lending transactions, net of lending fees, of $18 and $6 for the years ended December 31, 2008 and 2007, respectively, which was included in net investment income.

The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2008 and 2007, collateral pledged having a fair value of $821 and $355, respectively, was included in fixed maturities in the consolidated balance sheets.

The classification and carrying amount of the loaned securities and the derivative instrument collateral pledged were as follows:

                                                              DECEMBER 31,
                                                           2008           2007
--------------------------------------------------------------------------------
LOANED SECURITIES AND COLLATERAL PLEDGED
ABS                                                          $ --             $4
CMOs                                                           --             21
CMBS                                                           --            244
Corporate                                                   1,386          1,554
MBS                                                           374            221
Government/Government Agencies
 Foreign                                                       --             14
 United States                                                215            303
Short-term                                                    617              1
Preferred stock                                                 9             53
                                                         --------       --------
                                                  TOTAL    $2,601         $2,415
                                                         --------       --------

As of December 31, 2008 and 2007, the Company had accepted collateral relating to securities lending programs and derivative instruments consisting of cash, U.S. government and U.S. government agency securities with a fair value of $5.6 billion and $3.3 billion, respectively. At December 31, 2008 and 2007, cash collateral of $5.1 billion and $3.1 billion, respectively, was invested and recorded in the consolidated balance sheets in fixed maturities and short-term investments with a corresponding amount predominately recorded in other liabilities. Included in this cash collateral was $3.3 billion and $290 for derivative cash collateral as of December 31, 2008 and 2007, respectively. In accordance with FSP FIN 39-1, a portion of the liability associated with the derivative cash collateral was reclassed out of other liabilities and into a receivable in other assets of $507 and $175 as of December 31, 2008 and 2007, respectively. For further discussion on the adoption of FSP FIN 39-1, see Note
2. The Company is only permitted by contract to sell or repledge the noncash collateral in the event of a default by the counterparty. The Company incurred counterparty default losses related to the bankruptcy of Lehman Brothers Holdings Inc. for the year ended December 31, 2008, and no counterparty default losses for the year ended December 31, 2007. As of December 31, 2008 and 2007, noncash collateral accepted was held in separate custodial accounts.

SECURITIES ON DEPOSIT WITH STATES

The Company is required by law to deposit securities with government agencies in states where it conducts business. As of December 31, 2008 and 2007, the fair value of securities on deposit was approximately $15 and $14, respectively.

5. REINSURANCE

The Company cedes insurance to other insurers in order to limit its maximum losses and to diversify its exposures and provide surplus relief. Such transfers do not relieve the Company of its primary liability under policies it wrote and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company also assumes reinsurance from other insurers and is a member of and participates in several reinsurance pools and associations. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.

As of December 31, 2008 the Company's reinsurance-related concentrations of credit risk greater than 10% of the Company's stockholder's equity are as follows:

                                                                  REINSURANCE
                                                                  RECOVERABLE
--------------------------------------------------------------------------------
Transamerica Financial Life Insurance Company                         $736
Connecticut General Life Insurance Company                            $539

In accordance with normal industry practice, the Company is involved in both the cession and assumption of insurance with other insurance and reinsurance companies. As of December 31, 2008 and 2007, the Company's policy for the largest amount retained on any one life by any Company comprising the life operations was $10. For further discussion on ceded reinsurance, see Reinsurance in the Capital Markets Risk Management section of the MD&A.

Insurance fees, earned premiums and other were comprised of the following:

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                       2008           2007           2006
--------------------------------------------------------------------------------
Gross fee income, earned premiums
 and other                             $5,773         $6,134         $5,128
Reinsurance assumed                        48             13             19
Reinsurance ceded                        (682)          (694)          (719)
                                     --------       --------       --------
NET FEE INCOME, EARNED PREMIUMS AND
                              OTHER   $ 5,139        $ 5,453        $ 4,428
                                     --------       --------       --------

The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements. Yearly renewable term and coinsurance arrangements result in passing all or a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate amount of the premiums less an allowance for commissions and expenses and is liable for a corresponding proportionate amount of all benefit payments. Modified coinsurance is similar to coinsurance except that the cash and investments that support the liabilities for contract benefits are not transferred to the assuming company, and settlements are made on a net basis between the companies. Coinsurance with funds withheld is a form of coinsurance except that the investment assets that support the liabilities are withheld by the ceding company. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance contracts, which reduce death and other benefits were $465, $285 and $241 for the years ended December 31, 2008, 2007 and 2006, respectively. The Company also assumes reinsurance from other insurers.

In addition, the Company reinsures a portion of U.S minimum death benefit guarantees as well as guaranteed minimum withdrawal benefits.

The Company maintains certain reinsurance agreements with HLA, whereby the Company cedes both group life and group accident and health risk. Under these treaties, the Company ceded group life premium of $148, $132 and $166 in 2008, 2007 and 2006, respectively, and accident and health premium of $236, $243 and $259, respectively, to HLA.

6. DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS

Changes in deferred policy acquisition costs and present value of future profits is as follows:

                                       2008           2007           2006
--------------------------------------------------------------------------------
BALANCE, JANUARY 1, BEFORE
 CUMULATIVE EFFECT OF ACCOUNTING
 CHANGE, PRE-TAX                      $ 8,601        $ 7,474        $ 7,198
Cumulative effect of accounting
 change, pre-tax (SOP05-1)                 --            (20)            --
BALANCE, JANUARY 1, AS ADJUSTED         8,601          7,454          7,198
Deferred costs                          1,258          1,557          1,457
Amortization -- Deferred policy
 acquisitions costs and present
 value of future profits                 (509)          (907)        (1,096)
Amortization -- Unlock, pre-tax (1)    (1,111)           302           (142)
Adjustments to unrealized gains and
 losses on securities
 available-for-sale and other           1,747            194             57
Effect of currency translation            (42)            --             --
                                     --------       --------       --------
BALANCE, DECEMBER 31                  $ 9,944        $ 8,601        $ 7,474
                                     --------       --------       --------

(1)  For a discussion of unlock effects, see Unlock Results in Note 1.

Estimated future net amortization expense of present value of future profits for the succeeding five years is as follows.

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------
2009                                                                         $26
2010                                                                         $24
2011                                                                         $21
2012                                                                         $20
2013                                                                         $18

7. GOODWILL AND OTHER INTANGIBLE ASSETS

As of December 31, 2008 and December 31, 2007, the carrying amount of goodwill for the Company's Individual Annuity, Other Retail, Retirement Plans and Individual Life reporting units was:

                                           DECEMBER 31,         DECEMBER 31,
                                               2008                 2007
--------------------------------------------------------------------------------
REPORTING UNIT
Individual Annuity                              $ --                  $184
Other Retail                                     159                   159
Retirement Plans                                  79                    --
Individual Life                                  224                   224
                                               -----               -------
                                 TOTAL          $462                  $567
                                               -----               -------

In 2008, the Company completed three acquisitions that resulted in additional goodwill of $79 in the Retirement Plans reporting unit.

The Company's interim goodwill impairment test performed in accordance with SFAS No. 142 "Goodwill and Other Intangible Assets", and in connection with the preparation of our year end 2008 financial statements, resulted in a pre-tax impairment charge of $184 in the Individual Annuity reporting unit. The impairment charge taken in 2008 was primarily due to the Company's estimate of the Individual Annuity reporting unit's fair value falling significantly below its book value. The fair value of this reporting unit declined as the statutory and capital risks associated with the death and living benefit guarantees sold with products offered by this reporting unit increased. These concerns had a comparable impact on The Hartford's share price. The determination of fair value for the Individual Annuity reporting unit incorporated multiple inputs including discounted cash flow calculations, market participant assumptions and The Hartford's share price. No goodwill impairment charges were recorded for the year ended December 31, 2007 or as a result of the Company's 2008 annual goodwill impairment tests.

The following table shows the Company's acquired intangible assets that continue to be subject to amortization and aggregate amortization expense, net of interest accretion, if any. Acquired intangible assets are included in other assets in the consolidated balance sheet. Except for goodwill, the Company has no intangible assets with indefinite useful lives.

                                                                  2008                                     2007
                                                     GROSS               ACCUMULATED          GROSS               ACCUMULATED
                                                    CARRYING                 NET             CARRYING                 NET
                                                     AMOUNT              AMORTIZATION         AMOUNT              AMORTIZATION
---------------------------------------------------------------------------------------------------------------------------------
ACQUIRED INTANGIBLE ASSETS
Servicing intangibles                                  $14                     $1              $ --                   $ --
Other                                                    1                     --                --                     --
                                                      ----                   ----              ----                   ----
               TOTAL ACQUIRED INTANGIBLE ASSETS        $15                     $1              $ --                   $ --
                                                      ----                   ----              ----                   ----

In 2008, the Company completed three acquisitions that resulted in additional acquired intangible assets of $15 in servicing intangibles and other.

Net amortization expense for the years ended December 31, 2008, 2007 and 2006 was $1, $0 and $0, respectively, and included in other expense in the consolidated statement of operations. As of December 31, 2008, the weighted average amortization period was 20 years for servicing intangibles, 20 years for other and 20 years for total acquired intangible assets.

The following is detail of the net acquired intangible asset activity for the year ended December 31, 2008

                                    SERVICING
                                   INTANGIBLES        OTHER           TOTAL
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
 2008
BALANCE, BEGINNING OF YEAR             $ --            $ --            $ --
Acquisition of business                  14               1              15
Amortization, net of the
 accretion of interest                   (1)             --              (1)
                                       ----            ----            ----
         BALANCE, ENDING OF YEAR        $13             $ 1             $14
                                       ----            ----            ----

Estimated future net amortization expense for the succeeding five years is as follows:

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------
2009                                                                          $1
2010                                                                           1
2011                                                                           1
2012                                                                           1
2013                                                                           1
--------------------------------------------------------------------------------

For a discussion of present value of future profits that continue to be subject to amortization and aggregate amortization expense, see Note 6.

8. SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES

The Company records the variable portion of individual variable annuities, 401(k), institutional, 403(b)/457, private placement life and variable life insurance products within separate account assets and liabilities. Separate account assets are reported at fair value. Separate account liabilities are set equal to separate account assets. Separate account assets are segregated from other investments. Investment income and gains and losses from those separate account assets, which accrue directly to, and whereby investment risk is borne by the policyholder, are offset by the related liability changes within the same line item in the consolidated statements of operations. The fees earned for administrative and contract holder maintenance services performed for these separate accounts are included in fee income. During 2008, 2007 and 2006, there were no gains or losses on transfers of assets from the general account to the separate account.

Many of the variable annuity and universal life ("UL") contracts issued by the Company offer various guaranteed minimum death and withdrawal benefits and UL secondary guarantee benefits. UL secondary guarantee benefits ensure that the policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. Guaranteed minimum death benefits are offered in various forms as described in further detail throughout this Note 8. The Company currently reinsures a portion of the death benefit guarantees associated with its in-force block of business. The Company also assumes, through reinsurance, minimum death, income, withdrawal and accumulation benefits offered by an affiliate.

Changes in the gross GMDB and UL secondary guarantee benefits sold with annuity and/or UL products accounted for and collectively known as "SOP 03-1 reserve liabilities" are as follows:

                                                                 UL SECONDARY
                                                GMDB (1)        GUARANTEES (1)
--------------------------------------------------------------------------------
LIABILITY BALANCE AS OF JANUARY 1, 2008           $ 531              $ 19
Incurred                                            231                21
Unlock                                              389                --
Paid                                               (269)               --
                                                 ------              ----
LIABILITY BALANCE AS OF DECEMBER 31, 2008          $882               $40
                                                 ------              ----

(1) The reinsurance recoverable asset related to the GMDB was $593 as of December 31, 2008. The reinsurance recoverable asset related to the UL Secondary Guarantees was $16 as of December 31, 2008.

                                                                UL SECONDARY
                                               GMDB (1)        GUARANTEES (1)
--------------------------------------------------------------------------------
LIABILITY BALANCE AS OF JANUARY 1, 2007          $ 476                 7
Incurred                                           144                12
Unlock                                              (4)               --
Paid                                               (85)               --
                                                ------               ---
LIABILITY BALANCE AS OF DECEMBER 31, 2007        $ 531                19
                                                ------               ---

(1) The reinsurance recoverable asset related to the GMDB was $325 as of December 31, 2007. The reinsurance recoverable asset related to the UL Secondary Guarantees was $10 as of December 31, 2007.

The net SOP 03-1 reserve liabilities are established by estimating the expected value of net reinsurance costs and death benefits in excess of the projected account balance. The excess death benefits and net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments. The SOP 03-1 reserve liabilities are recorded in reserve for future policy benefits in the Company's consolidated balance sheets. Changes in the SOP 03-1 reserve liabilities are recorded in benefits, losses and loss adjustment expenses in the Company's consolidated statements of operations. In a manner consistent with the Company's accounting policy for deferred acquisition costs, the Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense if actual experience or other evidence suggests that earlier assumptions should be revised. As described within the Unlock and

Results in Note 1, the Company Unlocked its assumptions related to its SOP 03-1 reserves during the third quarter of 2008 and 2007.

The determination of the SOP 03-1 reserve liabilities and their related reinsurance recoverables, are based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following assumptions were used as of December 31, 2008:

GMDB:

- 1000 stochastically generated investment performance scenarios for all issue years

- For all issue years, the weighted average return is 8.3%; it varies by asset class with a low of 3% for cash and a high of 9% for aggressive equities.

- Discount rate of 7.5% for issue year 2002 & prior; discount rate of 7% for issue year 2003 & 2004 and discount rate of 5.6% for issue year 2005 -- 2008.

- Volatilities also vary by asset class with a low of 1% for cash, a high of 15% for aggressive equities, and a weighted average of 11%.

- 100% of the Hartford experience mortality table was used for the mortality assumptions

- Lapse rates by calendar year vary from a low of 8% to a high of 11%, with an average of 10%

UL SECONDARY GUARANTEES:

- Discount rate of 4.75% for issue year 2004, discount rate of 4.5% for issue year 2005 & 2006, discount rate of 4.25% for issue year 2007 and discount rate of 3.5% for issue year 2008.

-   100% of the Hartford pricing mortality table for mortality assumptions.

- Lapse rates for single life policies average 4% in policy years 1-10, declining to 0% by age 95. Lapse rate for last survivor policies declining to 0.5% by age 91.

The following table provides details concerning GMDB exposure as of December 31, 2008:

 BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY GMDB TYPE AT DECEMBER 31, 2008

                                                                                          RETAINED           WEIGHTED AVERAGE
                                                      ACCOUNT       NET AMOUNT           NET AMOUNT            ATTAINED AGE
MAXIMUM ANNIVERSARY VALUE (MAV) (1)                    VALUE          AT RISK            AT RISK (8)           OF ANNUITANT
---------------------------------------------------------------------------------------------------------------------------------
MAV only                                               $25,961         $14,743               $5,019                  66
With 5% rollup (2)                                       1,858           1,153                  481                  65
With Earnings Protection Benefit Rider (EPB) (3)         5,068           2,447                  241                  62
With 5% rollup & EPB                                       742             400                   75                  65
                                                     ---------       ---------            ---------                 ---
                                          TOTAL MAV     33,629          18,743                5,816
Asset Protection Benefit (APB) (4)                      25,601           9,166                6,019                  63
Lifetime Income Benefit (LIB) (5)                        1,137             487                  487                  61
Reset (6) (5-7 years)                                    3,440           1,190                1,189                  67
Return of Premium (7)/Other                             17,321           3,889                3,638                  58
                                                     ---------       ---------            ---------                 ---
                                              TOTAL    $81,128         $33,475              $17,149                  63
                                                     ---------       ---------            ---------                 ---

(1) MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

(2) Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.

(3) EPB: the death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract's growth. The contract's growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

(4) APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

(5) LIB: the death benefit is the greatest of current account value, net premiums paid, or for certain contracts a benefit amount that ratchets over time, generally based on market performance.

(6) Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

(7) Return of premium: the death benefit is the greater of current account value and net premiums paid.

(8) Net amount at risk and retained net amount at risk are highly sensitive to equity market movements. For example, as equity market declines, net amount at risk and retained net amount at risk will generally increase.

See Note 1 for a description of the Company's guaranteed living benefits that are accounted for at fair value.

9. SALES INDUCEMENTS

The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual and group annuity products. The expense associated with offering a bonus is deferred and amortized over the life of the related contract in a pattern consistent with the amortization of deferred policy acquisition costs. Amortization expense associated with expenses previously deferred is recorded over the remaining life of the contract. Consistent with the Company's Unlock, the Company unlocked the amortization of the sales inducement asset. See Note 1, for more information concerning the Unlock.

Changes in deferred sales inducement activity were as follows for the year ended December 31:

                                                         2008         2007
--------------------------------------------------------------------------------
BALANCE, BEGINNING OF PERIOD                              $459         $402
Cumulative effect of accounting change, pre-tax (SOP
 05-1)                                                                   (1)
                                                        ------       ------
                       BALANCE, JANUARY 1, AS ADJUSTED     459          401
                                                        ------       ------
Sales inducements deferred                                 137          103
Unlock                                                     (43)          --
Amortization charged to income                             (21)         (49)
                                                        ------       ------
                                BALANCE, END OF PERIOD    $533        $ 459
                                                        ------       ------

10. COMMITMENTS AND CONTINGENCIES

LITIGATION

The Company is involved in claims litigation arising in the ordinary course of business, both as a liability insurer defending or providing indemnity for third-party claims brought against insureds and as an insurer defending coverage claims brought against it. The Company accounts for such activity through the establishment of unpaid loss and loss adjustment expense reserves. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.

The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. These actions include, among others, putative state and federal class actions seeking certification of a state or national class. Such putative class actions have alleged, for example, improper sales practices in connection with the sale of life insurance and other investment products; and improper fee arrangements in connection with investment products and structured settlements. The Company also is involved in individual actions in which punitive damages are sought, such as claims alleging bad faith in the handling of insurance claims. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated results of operations or cash flows in particular quarterly or annual periods.

BROKER COMPENSATION LITIGATION -- Following the New York Attorney General's filing of a civil complaint against Marsh & McLennan Companies, Inc., and Marsh, Inc. (collectively, "Marsh") in October 2004 alleging that certain insurance companies, including The Hartford, participated with Marsh in arrangements to submit inflated bids for business insurance and paid contingent commissions to ensure that Marsh would direct business to them, private plaintiffs brought several lawsuits against The Hartford predicated on the allegations in the Marsh complaint, to which The Hartford was not party. Among these is a multidistrict litigation in the United States District Court for the District of New Jersey. There are two consolidated amended complaints filed in the multidistrict litigation, one related to conduct in connection with the sale of property-casualty insurance and the other related to alleged conduct in connection with the sale of group benefits products. The Company is named in the group benefits products complaint. The complaints assert, on behalf of a putative class of persons who purchased insurance through broker defendants, claims under the Sherman Act, the Racketeer Influenced and Corrupt Organizations Act ("RICO"), state law, and in the case of the group benefits products complaint, claims under the Employee Retirement Income Security Act of 1974 ("ERISA"). The claims are predicated upon allegedly undisclosed or otherwise improper payments of contingent commissions to the broker defendants to steer business to the insurance company defendants. The district court has dismissed the Sherman Act and RICO claims in both complaints for failure to state a claim and has granted the defendants' motions for summary judgment on the ERISA claims in the group-benefits products complaint. The district court further has declined to exercise supplemental jurisdiction over the state law claims, has dismissed those state law claims without prejudice, and has closed both cases. The plaintiffs have appealed the dismissal of claims in both consolidated amended complaints, except the ERISA claims.

REGULATORY DEVELOPMENTS --

On July 23, 2007, The Hartford entered into an agreement (the "Agreement") with the New York Attorney General's Office, the Connecticut Attorney General's Office, and the Illinois Attorney General's Office to resolve (i) the previously disclosed investigations by these Attorneys General regarding, among other things, The Hartford's compensation agreements with brokers, alleged participation in arrangements to submit inflated bids, Compensation arrangements in connection with the administration of workers compensation plans and reporting of workers compensation premiums participants in finite reinsurance transactions sale of fixed and individual annuities used to fund structured settlements, and marketing and sale of individual and group variable annuity products and (ii) the previously disclosed investigation by the New York Attorney General's Office of aspects of The Hartford's variable annuity and mutual fund operations related to market timing. In light of the Agreement, the Staff of the Securities and Exchange Commission has informed The Hartford that it has determined to conclude its previously disclosed investigation into market timing without recommending any enforcement action. Under the terms of the Agreement, The Hartford paid $115, of which $84 represents restitution for market timing, $5 represents restitution for issues relating to the compensation of brokers, and $26 is a civil penalty.

Hartford Life recorded charges of $54, after-tax, in the aggregate, none of which was attributed to the Company, through the first quarter of 2007 to establish a reserve for the market timing matters and, based on the settlement discussed above, Hartford Life recorded an additional charge of $21, after-tax, in the second quarter of 2007. In the second quarter of 2007, $75, after-tax, representing all of the charges that had been recorded at Hartford Life, was attributed to and recorded at the Company.

COMMITMENTS

The rent paid to Hartford Fire for operating leases entered into by the Company was $14, $27 and $35 for the years ended December 31, 2008, 2007 and 2006, respectively. Included in Hartford Fire's operating leases are the principal executive offices of Hartford Life Insurance Company, together with its parent, which are located in Simsbury, Connecticut. Rental expense for the facility located in Simsbury, Connecticut, which expired on December 31, 2008, as this operating lease has been be replaced by a capital lease between its parent Company HLA and Hartford Fire Insurance Company, amounted to approximately $0, $6 and $27 for the years ended December 31, 2008, 2007 and 2006, respectively.

Future minimum rental commitments on all operating leases are as follows:

2009                                                                          10
2010                                                                           7
2011                                                                           5
2012                                                                           4
2013                                                                           2
Thereafter                                                                     1
                                                                             ---
                                                                      TOTAL   29
                                                                             ---

TAX MATTERS

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"). During 2008, the IRS completed its examination of the Company's U.S. income tax returns for 2002 through 2003. The Company received notification of the approval by the Joint Committee on Taxation of the results of the examination subsequent to December 31, 2008. The examination will not have a material effect on the Company's net income or financial position. The 2004 through 2006 examination began during 2008, and is expected to close by the end of 2010. In addition, the Company is working with the IRS on a possible settlement of an issue related to prior periods which, if settled, may result in the booking of tax benefits in 2009. Such benefits are not expected to be material to the Company's net income or financial position. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax examinations and other tax-related matters for all open tax years.

The separate account dividends-received deduction ("DRD") is estimated for the current year using information from the prior year-end, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments. The estimated DRD was updated in the third quarter for the provision-to-filed-return adjustments, and in the fourth quarter based on current year ultimate mutual fund distributions and fee income from the Company's variable insurance products. The actual current year DRD varied from earlier estimates based on, but not limited to, changes in eligible dividends received by the mutual funds, amounts of distributions from these mutual funds, amounts of short-term capital gains and asset values at the mutual fund level and the Company's taxable income before the DRD. Given recent financial markets' volatility, the Company intends to review its DRD computations on a quarterly basis, beginning 2009. The Company recorded benefits of $176, $155 and $174 related to the separate account DRD in the years ended December 31, 2008, December 31, 2007 and December 31, 2006, respectively. The 2008 benefit included a benefit of $9 related to a true-up of the prior year tax return, the 2007 benefit included a charge of $1 related to a true-up of the prior year tax return, and the 2006 benefit included a benefit of $6 related to true-ups of the prior years' tax returns.

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the DRD on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued in August 2007 that purported to change accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS may ultimately propose for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company receives. Management believes that it is highly likely that any such regulations would apply prospectively only.

The Company receives a foreign tax credit ("FTC") against its U.S. tax liability for foreign taxes paid by the Company including payments from its separate account assets. The separate account FTC is estimated for the current year using information from the most recent filed return, adjusted for the change in the allocation of separate account investments to the international equity markets during the current year. The actual current year FTC can vary from the estimates due to actual FTCs passed through by the mutual funds. The Company recorded benefits of $16, $11 and $17 related to separate account FTC in the years ended December 31, 2008, December 31, 2007 and December 31, 2006 respectively. These amounts included benefits related to true-ups of prior years' tax returns of $4, $0 and $7 in 2008, 2007 and 2006, respectively.

UNFUNDED COMMITMENTS

At December 31, 2008, the Company has outstanding commitments totaling approximately $610, of which approximately $539 is committed to fund limited partnership investments. These capital commitments can be called by the partnership during the commitment period (on average two to five years) to fund the purchase of new investments and partnership expenses. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitment but may elect to do so. The remaining outstanding commitments are primarily related to various funding obligations associated with investments in mortgage and construction loans. These have a commitment period of one month to three years.

GUARANTY FUND AND OTHER INSURANCE-RELATED ASSESSMENTS

In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state's fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.

The Company accounts for guaranty fund and other insurance assessments in accordance with Statement of Position No. 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". Liabilities for guaranty fund and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities in the Consolidated Balance Sheets. As of December 31, 2008 and 2007, the liability balance was $4 and $4, respectively. As of December 31, 2008 and 2007, $11 and $12, respectively, related to premium tax offsets were included in other assets.

11. INCOME TAX

The Company is included in the Hartford's consolidated Federal income tax return. The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain tax adjustments, is consistent with the "parent down" approach. Under this approach, the Company's deferred tax assets and tax attributes are considered realized by it so long as the group is able to recognize (or currently use) the related deferred tax asset or attribute. Thus the need for a valuation allowance is determined at the consolidated return level rather then at the level of the individual entities comprising the consolidated group.

Income tax expense (benefit) is as follows:

                                                    FOR THE YEARS ENDED
                                                       DECEMBER 31,
                                             2008           2007          2006
--------------------------------------------------------------------------------
INCOME TAX EXPENSE (BENEFIT)
Current -- U.S. Federal                        $(686)         $177          $170
                                           ---------       -------       -------
Deferred -- U.S. Federal Excluding NOL
 Carryforward                                   (776)           75            12
    -- Net Operating Loss Carryforward          (719)           --            --
                                           ---------       -------       -------
                           TOTAL DEFERRED     (1,495)           75            12
                                           ---------       -------       -------
       TOTAL INCOME TAX EXPENSE (BENEFIT)    $(2,181)         $252          $182
                                           ---------       -------       -------

A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows:

                                                FOR THE YEARS ENDED
                                                   DECEMBER 31,
                                          2008           2007         2006
--------------------------------------------------------------------------------
Tax provision at the U.S. federal
 statutory rate                           $(2,007)        $398         $369
Dividends received deduction                 (176)        (155)        (174)
Penalties                                      --            7           --
Foreign related investments                     3           (4)          (8)
Other                                          (1)           6           (5)
                                        ---------       ------       ------
                                 TOTAL    $(2,181)        $252         $182
                                        ---------       ------       ------

Deferred tax assets (liabilities) include the following as of December 31:

                                                    2008            2007
--------------------------------------------------------------------------------
DEFERRED TAX ASSETS
Tax basis deferred policy acquisition costs            $660            $682
Net unrealized loss on investments                    2,924             293
Investment-related items                              2,424             460
Depreciable & Amortizable assets                         64              74
NOL Carryover                                           768              19
Minimum tax credit                                      241             254
Capital Loss Carryforward                                24              --
Foreign tax credit carryovers                            18              --
Other                                                    19              18
                                                  ---------       ---------
                       TOTAL DEFERRED TAX ASSETS      7,142           1,800
Valuation Allowance                                     (49)            (19)
                                                  ---------       ---------
NET DEFERRED TAX ASSETS                               7,093           1,781
                                                  ---------       ---------
Financial statement deferred policy acquisition
 costs and reserves                                  (3,614)         (1,910)
Employee benefits                                       (35)            (26)
                                                  ---------       ---------
                  TOTAL DEFERRED TAX LIABILITIES     (3,649)         (1,936)
                                                  ---------       ---------
            TOTAL DEFERRED TAX ASSET (LIABILITY)     $3,444           $(155)
                                                  ---------       ---------

The Company had current federal income tax receivable of $566 and $63 as of December 31, 2008 and 2007, respectively.

In management's judgment, the net deferred tax asset will more likely than not be realized. Included in the total deferred tax asset is a deferred tax asset of $768 with respect to net operating losses of $2,233, consisting of U.S. losses of $2,054, which expire from 2012-2023, and foreign losses of $179, which have no expiration. A valuation allowance of $49 has been recorded which relates to foreign operations. No valuation allowance has been recognized for realized or unrealized loss amounts, as the Company either has available tax-planning strategies that are prudent and feasible, or has the ability and intent to hold securities until their recovery.

If the Company were to follow a "separate entity" approach, it would have to record a valuation allowance of $324 related to realized capital losses. In addition, the current tax benefit related to any of the Company's tax attributes realized by virtue of its inclusion in The Hartford's consolidated tax return would have been recorded directly to surplus rather than income. These benefits were $500, $0 and $0 for 2008, 2007 and 2006, respectively.

The Company or one of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2004. During 2008, the Internal Revenue Service ("IRS") completed its examination of the Company's U.S. income tax returns for 2002 through 2003. The Company received notification of the approval by the Joint Committee on Taxation of the results of the examination subsequent to December 31, 2008. The examination will not have a material effect on the Company's net income or financial position. The 2004 through 2006 examination began during 2008, and is expected to close by the end of 2010. In addition, the Company is working with the IRS on a possible settlement of an issue related to prior periods which if settled, may result in the booking of tax benefits in 2009. Such benefits are not expected to be material to the Company's net income or financial position or in the balance of uncertain tax positions.

12. DEBT

CONSUMER NOTES

On September 8, 2006, Hartford Life Insurance Company filed a shelf registration statement with the SEC (Registration Statement No. 333-137215), effective immediately, for the offering and sale of Hartford Life Income Notes SM and Hartford Life medium-term notes (collectively called "Consumer Notes"). There are no limitations on the ability to issue additional indebtedness in the form of Hartford Life Income Notes SM and Hartford Life medium-term notes.

Institutional began issuing consumer notes through its Retail Investor Notes Program in September 2006. A consumer note is an investment product distributed through broker-dealers directly to retail investors as medium-term, publicly traded fixed or floating rate, or a combination of fixed and floating rate, notes. Consumer notes are part of the Company's spread-based business and proceeds are used to purchase investment products, primarily fixed rate bonds. Proceeds are not used for general operating purposes. Consumer notes maturities may extend up to 30 years and have contractual coupons based upon varying interest rates or indexes (e.g. consumer price index) and may include a call provision that allows the Company to extinguish the notes prior to its scheduled maturity date. Certain consumer notes may be redeemed by the holder in the event of death. Redemptions are subject to certain limitations, including calendar year aggregate and individual limits. The aggregate limit is equal to the greater of $1 or 1% of the aggregate principal amount of the notes as of the end of the prior year. The individual limit is $250 thousand per individual. Derivative instruments are utilized to hedge the Company's exposure to market risks in accordance with Company policy.

As of December 31, 2008 and 2007, $1,210 and $ 809, respectively, of consumer notes were outstanding. As of December 31, 2008, these consumer notes have interest rates ranging from 4.0% to 6.3% for fixed notes and, for variable notes, based on December 31, 2008 rates, either consumer price index plus 80 to 267 basis points, or indexed to the S&P 500, Dow Jones Industrials, foreign currency, or the Nikkei 225. The aggregate maturities of Consumer Notes are as follows: $11 in 2009, $30 in 2010, $131 in 2011, $291 in 2012 and $751
thereafter. For 2008 and 2007, interest credited to holders of consumer notes was $ 59 and $11, respectively. During 2008, the Company made the decision to discontinue future issuances of consumer notes, this decision does not impact consumer notes currently outstanding.

13. STATUTORY RESULTS

The domestic insurance subsidiaries of the Company prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition costs and limit deferred income taxes, life benefit reserves predominately use interest rate and mortality assumptions prescribed by the NAIC, bonds are generally carried at amortized cost and reinsurance assets and liabilities are presented net of reinsurance.

The statutory net income amounts for the years ended December 31, 2007 and 2006, and the statutory capital and surplus amounts as of December 31, 2007 and 2006 in the table below are based on actual statutory filings with the applicable regulatory authorities. The statutory net income amounts for the year ended December 31, 2008 the statutory capital and surplus amounts as of December 31, 2008 are estimates, as the respective 2008 statutory filings have not yet been made.

                                                    FOR THE YEARS ENDED
                                                        DECEMBER 31,
                                              2008          2007          2006
--------------------------------------------------------------------------------
Statutory net income                         $(2,533)         $255          $777
                                            --------       -------       -------
Statutory capital and surplus                 $4,073        $4,448        $3,276
                                            --------       -------       -------

The Company has received approval from the Connecticut Insurance Department regarding the use of two permitted practices in its statutory financial statements and those of its Connecticut-domiciled life insurance subsidiaries as of December 31, 2008. The first permitted practice relates to the statutory accounting for deferred income taxes. Specifically, this permitted practice modifies the accounting for deferred income taxes prescribed by the NAIC by increasing the realization period for deferred tax assets from one year to three years and increasing the asset recognition limit from 10% to 15% of adjusted statutory capital and surplus. The benefits of this permitted practice may not be considered by the Company when determining surplus available for dividends. The second permitted practice relates to the statutory reserving requirements for variable annuities with guaranteed living benefit riders. Actuarial guidelines prescribed by the NAIC require a stand-alone asset adequacy analysis reflecting only benefits, expenses and charges that are associated with the riders for variable annuities with guaranteed living benefits. The permitted practice allows for all benefits, expenses and charges associated with the variable annuity contract to be reflected in the stand-alone asset adequacy test. These permitted practices resulted in an increase to the Company's estimated statutory surplus of $956 as of December 31, 2008. The effects of these permitted practices are included in the 2008 amounts in the table above.

A significant percentage of the consolidated statutory surplus is permanently reinvested or is subject to various state regulatory restrictions which limit the payment of dividends without prior approval. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. Under these laws, the insurance subsidiaries may only make their dividend payments out of unassigned surplus. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer's policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a Connecticut-domiciled insurer exceeds the insurer's earned surplus, it requires the prior approval of the Connecticut Insurance Commissioner. The insurance holding company laws of the other jurisdictions in which The Hartford's insurance subsidiaries are incorporated (or deemed commercially domiciled) generally contain similar (although in certain instances somewhat more restrictive) limitations on the payment of dividends. With respect to dividends to HLA, it is estimated that the Company's dividend limitation under the holding company laws of Connecticut is approximately $374 in 2009. However, because the Company's earned surplus is negative as of December 31, 2008, the Company will not be permitted to pay any dividends to HLA in 2009 without prior approval from the insurance commissioner until such time as earned surplus becomes positive.

14. PENSION PLANS, POSTRETIREMENT, HEALTH CARE AND LIFE INSURANCE BENEFIT AND SAVINGS PLANS

PENSION PLANS

Hartford Life's employees are included in The Hartford's non-contributory defined benefit pension and postretirement health care and life insurance benefit plans. Defined benefit pension expense, postretirement health care and life insurance benefits expense allocated by The Hartford to the Company, was $24, $22 and $22 for the years ended December 31, 2008, 2007 and 2006, respectively.

INVESTMENT AND SAVINGS PLAN

Substantially all U.S. employees are eligible to participate in The Hartford's Investment and Savings Plan under which designated contributions may be invested in common stock of The Hartford or certain other investments. These contributions are matched, up to 3% of compensation, by the Company. In 2004, the Company began allocating a percentage of base salary to the Plan for eligible employees. In 2008, employees whose prior year earnings were less than $100,000 received a contribution of 1.5% of base salary and employees whose prior year earnings were more than $100,000 received a contribution of 0.5% of base salary. The cost to Hartford Life for this plan was approximately $10, $11 and $9 for the years ended December 31, 2008, 2007 and 2006, respectively.

15. STOCK COMPENSATION PLANS

Hartford Life's employees are included in The Hartford 2005 Incentive Stock Plan and The Hartford Employee Stock Purchase Plan.

The Hartford has two primary stock-based compensation plans which are described below. Shares issued in satisfaction of stock-based compensation may be made available from authorized but unissued shares, shares held by The Hartford in treasury or from shares purchased in the open market. The Hartford typically issues new shares in satisfaction of stock-based compensation. Hartford Life was allocated compensation expense of $18 million, $21 million and $19 million for the years ended December 31, 2008, 2007 and 2006, respectively. Hartford Life's income tax benefit recognized for stock-based compensation plans was $5 million, $7 million and $6 million for the years ended December 31, 2008, 2007 and 2006, respectively. Hartford Life did not capitalize any cost of stock-based compensation.

Stock Plan

In 2005, the shareholders of The Hartford approved The Hartford 2005 Incentive Stock Plan (the "2005 Stock Plan"), which superseded and replaced The Hartford Incentive Stock Plan and The Hartford Restricted Stock Plan for Non-employee Directors. The terms of the 2005 Stock Plan are substantially similar to the terms of these superseded plans.

The 2005 Stock Plan provides for awards to be granted in the form of non-qualified or incentive stock options qualifying under Section 422 of the Internal Revenue Code, stock appreciation rights, restricted stock units, restricted stock, performance shares, or any combination of the foregoing.

The fair values of awards granted under the 2005 Stock Plan are measured as of the grant date and expensed ratably over the awards' vesting periods, generally three years. For stock option awards granted or modified in 2006 and later, the Company began expensing awards to retirement-eligible employees hired before January 1, 2002 immediately or over a period shorter than the stated vesting period because the employees receive accelerated vesting upon retirement and therefore the vesting period is considered non-substantive. All awards provide for accelerated vesting upon a change in control of The Hartford as defined in the 2005 Stock Plan.

Stock Option Awards

Under the 2005 Stock Plan, all options granted have an exercise price equal to the market price of The Hartford's common stock on the date of grant, and an option's maximum term is ten years. Certain options become exercisable over a three year period commencing one year from the date of grant, while certain other options become exercisable at the later of the three years from the date of grant or upon the attainment of specified market appreciation of The Hartford's common shares. For any year, no individual employee may receive an award of options for more than 1,000,000 shares. As of December 31, 2008, The Hartford had not issued any incentive stock options under any plans.

For all options granted or modified on or after January 1, 2004, The Hartford uses a hybrid lattice/Monte-Carlo based option valuation model (the "valuation model") that incorporates the possibility of early exercise of options into the valuation. The valuation model also incorporates The Hartford's historical termination and exercise experience to determine the option value. For these reasons, the Hartford believes the valuation model provides a fair value that is more representative of actual experience than the value calculated under the Black-Scholes model.

Share Awards

Share awards are valued equal to the market price of The Hartford's common stock on the date of grant, less a discount for those awards that do not provide for dividends during the vesting period. Share awards granted under the 2005 Plan and outstanding include restricted stock units, restricted stock and performance shares. Generally, restricted stock units vest after three years and restricted stock vests in three to five years. Performance shares become payable within a range of 0% to 200% of the number of shares initially granted based upon the attainment of specific performance goals achieved over a specified period, generally three years. The maximum award of restricted stock units, restricted stock or performance shares for any individual employee in any year is 200,000 shares or units.

Employee Stock Purchase Plan

In 1996, The Hartford established The Hartford Employee Stock Purchase Plan ("ESPP"). Under this plan, eligible employees of The Hartford may purchase common stock of The Hartford at a 15% discount from the lower of the closing market price at the beginning or end of the quarterly offering period. Employees purchase a variable number of shares of stock through payroll deductions elected as of the beginning of the quarter. The fair value is estimated based on the 15% discount off of the beginning stock price plus the value of three-month European call and put options on shares of stock at the beginning stock price calculated using the Black-Scholes model.

16. TRANSACTIONS WITH AFFILIATES

Transactions of the Company with Hartford Fire Insurance Company, Hartford Holdings and its affiliates relate principally to tax settlements, reinsurance, insurance coverage, rental and service fees, payment of dividends and capital contributions. In addition, an affiliated entity purchased group annuity contracts from the Company to fund structured settlement periodic payment obligations assumed by the affiliated entity as part of claims settlements with property casualty insurance companies and self-insured entities. As of December 31, 2008 and 2007 the Company had $49 and $48 of reserves for claim annuities purchased by affiliated entities. Substantially all general insurance expenses related to the Company, including rent and employee benefit plan expenses are initially paid by The Hartford. Direct expenses are allocated to the Company using specific identification, and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization.

Hartford Life sells fixed market value adjusted ("MVA") annuity products to customers in Japan. The yen based MVA product is written by the Hartford Life Insurance KK ("HLIKK"), a wholly owned Japanese subsidiary of Hartford Life and subsequently reinsured to the Company. As of December 31, 2008 and 2007, $2.8 billion and $1.8 billion, respectively, of the account value had been assumed by the Company.

Effective August 31, 2005, a subsidiary of the Company, Hartford Life and Annuity Insurance Company ("HLAI"), entered into a reinsurance agreement with Hartford Life, Insurance KK ("HLIKK"), a wholly owned Japanese subsidiary of Hartford Life, Inc. ("Hartford Life"). Through this agreement, HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB riders issued by HLIKK on its variable annuity business. Effective July 31, 2006, the agreement was modified to include the GMDB on covered contracts that have an associated GMIB rider. The modified reinsurance agreement applies to all contracts, GMIB riders and GMDB riders in-force and issued as of July 31, 2006 and prospectively, except for policies and GMIB riders issued prior to April 1, 2005, which were recaptured. Additionally, a tiered reinsurance premium structure was implemented. On the date of recapture, HLAI forgave the reinsurance derivative asset of $110 and paid HLIKK $38. The net result of the recapture was recorded as a dividend of $93, after-tax. GMIB riders issued by HLIKK subsequent to April 1, 2005 continue to be reinsured by HLAI. While the form of the agreement between HLAI and HLIKK for GMIB business is reinsurance, in substance and for accounting purposes the agreement is a free standing derivative. As such, the reinsurance agreement for GMIB business is recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in net realized capital gains (losses) in net income. The fair value of GMIB liability at December 31, 2008 and December 31, 2007 is $2.6 (of which $148 relates to the adoption of SFAS 157) and $72, respectively.

Effective September 30, 2007, HLAI entered into another reinsurance agreement where HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMAB, GMIB and GMDB riders issued by HLIKK on certain of its variable annuity business. The reinsurance of the GMAB riders is accounted for as a free-standing derivative in accordance with SFAS 133. Accordingly, the reinsurance of the GMAB is recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in net realized capital gains (losses) in net income. The fair value of the GMAB is liability of $1 at December 31, 2008. The fair value of the GMAB is an asset of $2 at December 31, 2007. This treaty covered HLIKK's "3 Win" annuity. This product contains a GMIB feature that triggers at a float value of 80% of original premium and gives the policyholder an option to receive either an immediate withdrawal of account value without surrender charges or a payout annuity of the original premium over time. As a result of capital markets underperformance, 97% of contracts, a total of $3.1 billion triggered during the fourth quarter of 2008, and of this amount $2.2 billion have elected the payout annuity. The Company received the proceeds of this triggering impact, net of the first annuity payout, through a structured financing transaction with HLIKK and will pay the associated benefits to HLIKK over a 12-year payout.

Effective February 29, 2008, HLAI entered into another reinsurance agreement where HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMWB riders issued by HLIKK on certain variable annuity business. The reinsurance of the GMWB riders is accounted for as a free-standing derivative in accordance with SFAS 133. Accordingly, the reinsurance of the GMWB is recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in net realized capital gains (losses) in net income. The fair value of the GMWB was a liability of $34 and $0 at December 31, 2008 and 2007, respectively.

The Reinsurance Agreement for GMDB business is accounted for under SOP 03-1 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). As of December 31, 2008 the liability for the assumed reinsurance of the GMDB and the net amount at risk was $ 14 and $4.3 billion, respectively. As of December 31, 2007 the liability for the assumed reinsurance of the GMDB and the net amount at risk was $4 and $130, respectively.

The Company has issued a guarantee to retirees and vested terminated employees ("Retirees") of The Hartford Retirement Plan for U.S. Employees ("the Plan") who retired or terminated prior to January 1, 2004. The Plan is sponsored by The Hartford. The guarantee is an irrevocable commitment to pay all accrued benefits which the Retiree or the Retiree's designated beneficiary is entitled to receive under the Plan in the event the Plan assets are insufficient to fund those benefits and The Hartford is unable to provide sufficient assets to fund those benefits. The Company believes that the likelihood that payments will be required under this guarantee is remote.

Effective November 1, 2007, a subsidiary insurance company ("Ceding Company") entered into a coinsurance with funds withheld and modified coinsurance reinsurance agreement ("Agreement") with an affiliate reinsurance company ("Reinsurer") to provide statutory surplus relief for certain life insurance policies. The Agreement is accounted for as a financing transaction for GAAP. A standby unaffiliated third party Letter of Credit ("LOC") supports a portion of the statutory reserves that have been ceded to the Reinsurer.

17. EQUITY

NONCONTROLLING INTERESTS

The Company adopted SFAS 160 on January 1, 2009. The scope of this Statement applies to all entities that prepare consolidated financial statements and as such, includes variable interest entities in which the Company has concluded that it is the primary beneficiary. See Note 4 for further discussion of the Company's involvement in VIEs. The Company also holds the majority interest in certain general account mutual funds, in which it has provided seed money. The scope of FAS 160 also applies to these mutual fund investments. Upon adoption of SFAS 160, the Company reclassified $65 as of January 1, 2006 from liabilities to equity, representing the noncontrolling interest of other investors in these VIEs and mutual fund investments. The noncontrolling interest within these entities is likely to change, as these entities represent investment vehicles whereby investors may frequently redeem or contribute to these investments. As such, the change in noncontrolling ownership interest represented in the Company's Condensed Consolidated Statement of Changes in Stockholder's Equity will primarily represent redemptions and additional subscriptions within these investment vehicles.

The following table represents the change in noncontrolling ownership interest recorded in the Company's Condensed Consolidated Statement of Changes in Stockholder's Equity for the VIEs and Mutual Fund Seed Investments as of Decemnber 31, 2008, 2007 and 2006:

                                                 DECEMBER 31,
                                    2008              2007             2006
--------------------------------------------------------------------------------
Redemptions of The Hartford's
 interest in VIEs and Mutual
 Fund Investments resulting
 in deconsolidation (1)              $(22)              $(4)           $ --
Net (Redemptions) and
 Subscriptions from
 noncontrolling interests             $33              $110            $ --
                                    -----            ------            ----
              TOTAL CHANGE IN
      NONCONTROLLING INTEREST
                    OWNERSHIP         $15              $106             $74
                                    -----            ------            ----

(1) The deconsolidation of The Hartford's interest in mutual funds and VIEs in 2008 and 2007 resulted in a realized capital gain of $1 and $1, respectively.

18. QUARTERLY RESULTS FOR 2008 AND 2007 (UNAUDITED)

                                           MARCH 31,              JUNE 30,             SEPTEMBER 30,            DECEMBER 31,
                                      2008          2007     2008          2007      2008          2007      2008          2007
---------------------------------------------------------------------------------------------------------------------------------
Revenues                                $202        $1,916   $2,070        $1,902      $(77)       $2,000     $(477)       $1,758
                                     -------       -------  -------       -------  --------       -------  --------       -------
Benefits, claims and expenses          1,187         1,529    1,630         1,738     2,804         1,527     1,938         1,637
                                     -------       -------  -------       -------  --------       -------  --------       -------
Net income (loss) (1)                   (567)          296      362           147    (1,823)          332    (1,526)          111
                                     -------       -------  -------       -------  --------       -------  --------       -------

(1) Included in the three months ended September 30, 2008 are net realized capital losses of $1.9 billion and a DAC unlock charge of $824. Included in the three months ended December 31, 2008 are net realized capital losses of $2.0 billion

                                     PART C

                               OTHER INFORMATION

ITEM 26.  EXHIBITS

(a) Resolution of the Board of Directors of Hartford Life Insurance Company ("Hartford") authorizing the establishment of the Separate Account.(1)
(b)    Not Applicable.
(c)    Principal Underwriting Agreement.(2)
(d)    Form of Flexible Premium Variable Life Insurance Policy.(9)
(d)(1) Policy Rider.(8)
(d)(2) GMAB and GMDB Policy Riders.(10)
(d)(3) Disability Access Policy Rider
(e)    Form of Application for Flexible Premium Variable Life Insurance
       Policies.(1)
(e)(1) Supplemental Form of Application for Flexible Premium Variable Life Insurance Policies.(6)
(f)    Certificate of Incorporation of Hartford(3) and Bylaws of Hartford.(3)
(g)    Contracts of Reinsurance.(4)
(h)    Form of Participation Agreement.(5)
(i)    Not Applicable.
(j)    Not Applicable.
(k) Opinion and consent of Jerry Scheinfeldt, Assistant Vice President and Assistant General Counsel.
(l)    Actuarial Opinion.(7)
(m)    Calculations.(7)
(n)    Consent of Deloitte & Touche LLP.
(o)    Letter regarding unaudited interim financial information.
(p)    Not Applicable.
(q)    Memorandum describing transfer and redemption procedures.(7)
(r)    Copy of Power of Attorney.

------------

(1) Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form S-6, File No. 33-53692, on April 20, 1995.

(2) Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 33-89990, on May 1, 1996.

(3) Incorporated by reference to Post-Effective Amendment No. 5, to the Registration Statement File No. 333-148564, filed on February 9, 2009.

(4) Incorporated by reference to the Initial Filing to the Registration Statement File No. 333-88787, filed with the Securities and Exchange Commission on October 12, 1999.

(5) Incorporated by reference to the Post-Effective Amendment No. 18 to the Registration Statement on Form N-6, File No. 333-50280, filed with the Securities and Exchange Commission on April 9, 2007.

(6) Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-6, File No. 333-109529, filed with the Securities and Exchange Commission on December 19, 2006.

(7) Incorporated by reference to the Post-Effective Amendment No. 18 to the Registration Statement on Form N-6, File No. 333-82866, filed with the Securities and Exchange Commission on May 1, 2009.

(8) Incorporated by reference to the Initial Filing to the Registration Statement on Form N-6, File No. 333-148814, filed with the Securities and Exchange Commission on January 23, 2008.

(9) Incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, File No. 333-148814, filed with the Securities and Exchange Commission on April 9, 2008.

(10) Incorporated by reference to the Post-Effective Amendment No. 1 to the Registration Statement on Form N-6, File No. 333-148814, filed with the Securities and Exchange Commission on August 4, 2008.

ITEM 27.  OFFICERS AND DIRECTORS.

NAME                                                            POSITION WITH HARTFORD
------------------------------------------------------------------------------------------------------------------
Ricardo Anzaldua                    Assistant Secretary, Senior Vice President
Robert Arena                        Executive Vice President
Lynn R. Banziruk                    Assistant Vice President
Richard E. Cady                     Assistant Vice President
David A. Carlson                    Director of Taxes, Senior Vice President
Henry Collie                        Assistant Actuary
Kevin M. Connor                     Executive Vice President
James Cubanski                      Assistant Secretary
Rochelle S. Cummings                Vice President
James Davey                         Executive Vice President
Peter Delehanty                     Senior Vice President
Joseph G. Eck                       Vice President
Jason S. Frain                      Actuary, Assistant Vice President
Jennifer J. Geisler                 Senior Vice President
Ronald R. Gendreau                  Executive Vice President
John N. Giamalis                    Senior Vice President, Treasurer
Christopher M. Grinnell             Assistant Vice President
Christopher J. Hanlon               Senior Vice President
Donald C. Hunt                      Secretary
Jeannie M. Iannello                 Vice President
Anne Iezzi                          Chief Compliance Officer, Vice President
Edward Jaworski                     Assistant Vice President
Thomas D. Jones                     Vice President
Stephen T. Joyce                    Executive Vice President
Thomas P. Kalmbach                  Actuary, Vice President
Paula A. Knake                      Assistant Vice President
Michael Knipper                     Senior Vice President
Diane Krajewski                     Assistant Vice President
Alan J. Kreczko                     Executive Vice President, General Counsel
Lori A. LaForge                     Assistant Vice President
Glenn D. Lammey                     Chief Financial Officer, Executive Vice President, Director*
Alice Longworth                     Assistant Vice President
Kenneth A. McCullum                 Actuary, Senior Vice President
Gregory McGreevey                   Chief Investment Officer, Executive Vice President, Director*
Ernest M. McNeill, Jr.              Chief Accounting Officer, Senior Vice President
William P. Meaney                   Senior Vice President
Jonathan L. Mercier                 Assistant Vice President
Vernon Meyer                        Senior Vice President
Peter J. Michalik                   Vice President
John J. Mittelstadt                 Vice President
Harry S. Monti                      Senior Vice President
Brian Murphy                        Executive Vice President
Brian O'Connell                     Chief Information Officer, Vice President
Jamie Ohl                           Senior Vice President
John J. Pacheco, Jr.                Assistant Vice President
Colleen B. Pernerewski              Chief Compliance Officer of Separate Accounts
Craig R. Raymond                    Senior Vice President
Robert W. Reiff                     Senior Vice President
Sharon A. Ritchey                   Executive Vice President
Stephen A. Roche                    Vice President
Michael J. Roscoe                   Senior Vice President, Actuary
Richard Rubin                       Assistant Vice President

NAME                                                            POSITION WITH HARTFORD
------------------------------------------------------------------------------------------------------------------
Scott R. Sanderson                  Vice President
Jerry K. Scheinfeldt                Assistant Vice President
Wade A. Seward                      Vice President
D. Keith Sloane                     Senior Vice President
Richard Smolinski                   Actuary, Assistant Vice President
Peter Smyth                         Executive Vice President
Martin A. Swanson                   Vice President
Charles D. Tatro                    Actuary, Vice President
James E. Trimble                    Chief Actuary, Senior Vice President
Charles N. Vest                     Actuary, Vice President
Andrew J. Waggoner                  Vice President
John C. Walters                     Chief Executive Officer, President, Chairman of the Board, Director*
Richard J. Wirth                    Assistant Vice President

Unless otherwise indicated, the principal business address of each of the above individuals is Hartford Plaza, Hartford, CT 06115.

* Denotes Board of Directors of Hartford.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement, File No. 333-82866, filed on May 1, 2009.

ITEM 29.  INDEMNIFICATION

     Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."

     ARTICLE VIII, Section 1(a) of the By-laws of the Depositor (as amended and restated effective July 25, 2000) provides that the Corporation, to the fullest extent permitted by applicable law as then in effect, shall indemnify any person who was or is a director or officer of the Corporation and who was or is threatened to be made a defendant or respondent in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative and whether formal or informal (including, without limitation, any action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor) (each, a Proceeding"), by reason of the fact that such a person was or is a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan or other entity (a "Covered Entity"), against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement and actually and reasonably incurred by such person in connection with such Proceeding. Any such former or present director or officer of the Corporation finally determined to be entitled to indemnification as provided in this Article VIII is hereinafter called an "Indemnitee". Until such final determination is made such former or present director or officer shall be a "Potential Indemnitee" for purposes of this Article VIII. Notwithstanding the foregoing provisions of this Section 1(a), the Corporation shall not indemnify an Indemnitee with respect to any Proceeding commenced by such Indemnitee unless the commencement of such Proceeding by such Indemnitee has been approved by a majority vote of the Disinterested Directors (as defined in Section 5(d)); provided however, that such approval of a majority of the Disinterested Directors shall not be required with respect to any Proceeding commenced by such Indemnitee after a Change in Control (as defined in Section 5(d)) has occurred.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.  PRINCIPAL UNDERWRITERS

       (a) HESCO acts as principal underwriter for the following investment companies:

     Hartford Life Insurance Company - Separate Account VL I

     Hartford Life Insurance Company - Separate Account VL II

     Hartford Life Insurance Company - ICMG Secular Trust Separate Account

     Hartford Life Insurance Company - ICMG Registered Variable Life Separate Account A

     Hartford Life and Annuity Insurance Company - Separate Account VL I

     Hartford Life and Annuity Insurance Company - Separate Account VL II

     Hartford Life and Annuity Insurance Company - ICMG

     Registered Variable Life Separate Account One

       (b) Directors and Officers of HESCO

                                                      POSITIONS AND OFFICES
NAME                                                     WITH UNDERWRITER
-------------------------------------------------------------------------------------------------------
Diane Benken               Chief Financial Officer, Controller/FINOP
Neil S. Chaffee            Vice President/HLPP
James Davey                Executive Vice President, Director
Stephen T. Joyce           Senior Vice President/IIP Business Line Principal, Director
Brian Murphy               Chief Executive Officer, President/ILD Business Line Principal, Director
Make Sides                 Chief Legal Officer, Secretary
Christopher S. Connor      AML Compliance Officer, Chief Compliance Officer

     Unless otherwise indicated, the principal business address of each of the above individuals is Hartford Plaza, Hartford, CT 06115.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

     All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Hartford at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

ITEM 32.  MANAGEMENT SERVICES

     All management contracts are discussed in Part A and Part B of this Registration Statement.

ITEM 33.  REPRESENTATION OF REASONABLENESS OF FEES

     Hartford hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and duly caused this Registration Statement to be signed on its behalf, in the Town of Simsbury, and State of Connecticut on this 30th day of July, 2009.

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL II
(Registrant)

By:    John C. Walters*                     *By:   /s/ Jerry K. Scheinfeldt
       -----------------------------------         -----------------------------------
       John C. Walters,                            Jerry K. Scheinfeldt
       President, Chief Executive Officer,         Attorney-In-Fact
       Chairman of the Board, Director*

HARTFORD LIFE INSURANCE COMPANY
(Depositor)

By:    John C. Walters*
       -----------------------------------
       John C. Walters,
       President, Chief Executive Officer,
       Chairman of the Board, Director*

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

Glenn D. Lammey, Executive Vice President and
Chief Financial Officer, Director*
Ernest M. McNeil Jr., Senior Vice President & Chief
  Accounting Officer*                                              *By:   /s/ Jerry K. Scheinfeldt
                                                                          -----------------------------------
John C. Walters, Chief Executive Officer,                                 Jerry K. Scheinfeldt
 Chairman of the Board, President, Director*                              Attorney-in-Fact
Gregory McGreevey, Executive Vice President, Chief Investment      Date:  July 30, 2009
 Officer, Director*

333-148814

                                 EXHIBIT INDEX

      1.1  Disability Access Policy Rider.
      1.2  Opinion and consent of Jerry Scheinfeldt, Assistant Vice President and Assistant General Counsel.
      1.3  Consent of Deloitte & Touche LLP.
      1.4  Awareness Letter of Deloitte & Touche LLP.
      1.5  Copy of Power of Attorney.